EQUITY FUNDS
                               ANNUAL REPORT
                               For the year ended June 30, 2000

                                                               [One Group Logo]

                               ONE GROUP(R) SMALL CAP GROWTH FUND
                               ONE GROUP(R) SMALL CAP VALUE FUND
                               ONE GROUP(R) MID CAP GROWTH FUND
                               ONE GROUP(R) MID CAP VALUE FUND
                               ONE GROUP(R) DIVERSIFIED MID CAP FUND
                               ONE GROUP(R) LARGE CAP GROWTH FUND
                               ONE GROUP(R) LARGE CAP VALUE FUND
                               ONE GROUP(R) EQUITY INCOME FUND
                               ONE GROUP(R) DIVERSIFIED EQUITY FUND
                               ONE GROUP(R) BALANCED FUND
                               ONE GROUP(R) EQUITY INDEX FUND
                               ONE GROUP(R) MARKET EXPANSION INDEX FUND
                               ONE GROUP(R) INTERNATIONAL EQUITY INDEX FUND
                               ONE GROUP(R) DIVERSIFIED INTERNATIONAL FUND

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

     This material must be preceded or accompanied by a current prospectus.

Table of Contents
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

Portfolio Performance Review...............................................    2
Schedules of Portfolio Investments.........................................   48
Statements of Assets and Liabilities........................................ 142
Statements of Operations.................................................... 145
Statements of Changes in Net Assets......................................... 149
Schedules of Capital Stock Activity......................................... 154
Financial Highlights........................................................ 161
Notes to Financial Statements............................................... 217
Report of Independent Accountants........................................... 233

                        One Group Small Cap Growth Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
One Group Small Cap Growth Fund I share class posted a total return of 32.26% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see pages 4-5.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
The fiscal year 2000 will be remembered for the extreme volatility exhibited in technology stocks, particularly among the Internet sector. The period from September 1, 1999, through March 10, 2000, experienced unprecedented moves in the technology sector, as demonstrated by the NASDAQ Composite Index outperforming the S&P 500 Index by 78 percentage points.

This represented one of the most overly optimistic periods in market history, as small cap growth stocks and Internet sectors, often thought of as the most speculative style and sector of the market, benefited from valuations never seen before. While the Internet promises to change business and the way people go about their daily lives, the lack of earnings and negative cash flow of many new companies eventually led to a quick correction from mid-March through the end of May. But, even with the sector rotations that occurred, the overall market still performed positively for the 12-month period. Furthermore, signs that the economy may be slowing down are providing hope that the Federal Reserve will discontinue its interest-rate-tightening campaign, allowing strong growth companies to continue meeting expectations.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our goal is to own and overweight small-company stocks that exhibit strong fundamentals, such as increasing earnings estimates and improving sales and margins. Small cap companies with these characteristics often have niche products or services that serve large or rapidly growing markets. In addition to strong fundamentals, we favor companies with attractive valuations over those with extremely high valuations.

In pursuit of these goals, we continued to invest in the highest growth companies. We reduced exposure to cyclical and financial stocks and more value-oriented sectors and increased holdings in the technology and health care sectors, which provided the greatest growth opportunities.

Early in the fiscal year, the Fund's performance benefited from an over-weighted position in the technology sector, particularly in the semiconductor area. But, by February 2000, we thought that optimism and speculation were rising to unprecedented and dangerous levels. We therefore aggressively cut the Fund's exposure to technology and biotechnology, where speculation was the highest. In hindsight, we implemented this strategy only a few weeks early, as the market correction started in mid-March. Nevertheless, these moves helped lessen the impact of the correction, and the Fund avoided some of the carnage that many small-cap growth managers experienced.

HOW DID SECTOR ALLOCATIONS INFLUENCE FUND PERFORMANCE?*
Not surprisingly, the Fund's technology stocks had the largest positive influence on Fund performance during the fiscal year. Specifically, the semiconductor, communication technology and software areas offered the greatest returns, as did participation in the Internet and IPO (initial public offering) segments of the market. Among technology stocks (excluding most Internet companies), fundamentals remained strong, but valuations increased significantly in 1999 and early 2000, driving the strong performance. Internet stocks rose in 1999 and early 2000, almost exclusively on expanding valuations rather than fundamentals, as most Internet startups lost money and generated negative cash flows.

The health technology sector also generated strong returns for the Fund due to the strong biotechnology performance in 1999 and early 2000. In addition, capital equipment stocks, driven by exposure to companies with technology end-markets, provided good returns.

The consumer-related sectors were the weakest-performing, even though consumer spending remained high. Specifically, the consumer capital spending sector negatively influenced performance, as higher interest rates caused housing-related and several other industries to weaken.

                        One Group Small Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Lattice Semiconductor Corp. at 2.0% of the portfolio; SEI Corp., 1.8%; Protein Design Labs, Inc., 1.8%; Techne Corp., 1.7%; Cognex Corp., 1.6%; Vertex Pharma, Inc., 1.6%; Jones Pharma, Inc., 1.5%; RSA Security, Inc., 1.5%; Gentex Corp., 1.4%; and Kemet Corp., 1.4%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We will continue to focus on finding small companies with strong market positions and improving fundamentals that are selling at reasonable valuations. Rather than attempting to project the direction of the overall stock market from a top-down perspective, we direct most of our efforts toward bottom-up, company-by-company research. We believe that uncovering companies with upward-trending earnings estimates, good balance sheets, niche products, a dominant market share and attractive valuations should deliver superior stock performance over time.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

The NASDAQ Composite Index is an unmanaged index generally representative of the performance of larger-capitalization technology-oriented stocks. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. An investor cannot invest directly in an index.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Small Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/1/91)
  Class I               32.26%      17.43%        16.54%

VALUE OF $10,000 INVESTMENT

                                                                                                              S&P SMALLCAP
                                                         CLASS I                S&P SMALLCAP 600            600/BARRA GROWTH
                                                         -------                ----------------            ----------------
7/91                                                    10000.00                    10000.00                    10000.00
6/92                                                    12124.00                    11710.00                    11710.00
6/93                                                    15312.00                    15046.00                    15046.00
6/94                                                    15873.00                    15326.00                    14673.00
6/95                                                    17759.00                    18447.00                    17919.00
6/96                                                    21543.00                    23246.00                    22713.00
6/97                                                    24438.00                    28287.00                    25381.00
6/98                                                    30201.00                    33792.00                    29057.00
6/99                                                    29983.00                    33011.00                    28773.00
6/00                                                    39655.00                    37760.00                    36813.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/1/91)
  Class A               31.79%      17.26%        16.45%
  Class A*              24.85%      15.99%        15.76%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS A                CLASS A*           S&P SMALLCAP 600       600/BARRA GROWTH
                                              -------                --------           ----------------       ----------------
7/91                                          10000.00                9475.00               10000.00               10000.00
6/92                                          12124.00               11493.00               11710.00               11710.00
6/93                                          15312.00               14514.00               15046.00               15046.00
6/94                                          15873.00               15046.00               15326.00               14673.00
6/95                                          17759.00               16834.00               18447.00               17919.00
6/96                                          21460.00               20342.00               23246.00               22713.00
6/97                                          24362.00               23093.00               28287.00               25381.00
6/98                                          30034.00               28470.00               33792.00               29057.00
6/99                                          29875.00               28319.00               33011.00               28773.00
6/00                                          39372.00               37322.00               37760.00               36813.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (9/12/94)
  Class B               30.89%      16.29%        15.03%
  Class B**             25.89%      16.07%        14.94%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS B               CLASS B**           S&P SMALLCAP 600       600/BARRA GROWTH
                                              -------               ---------           ----------------       ----------------
9/94                                          10000.00               10000.00               10000.00               10000.00
6/95                                          10590.00               10590.00               11130.00               11178.00
6/96                                          12698.00               12698.00               14025.00               14168.00
6/97                                          14316.00               14316.00               17067.00               15832.00
6/98                                          17499.00               17499.00               20388.00               18126.00
6/99                                          17203.00               17203.00               19917.00               17948.00
6/00                                          22517.00               22417.00               22782.00               22964.00

                        One Group Small Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  31.27%        11.33%
  Class C**                30.27%        11.33%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS C               CLASS C**           S&P SMALLCAP 600       600/BARRA GROWTH
                                              -------               ---------           ----------------       ----------------
11/97                                         10000.00               10000.00               10000.00               10000.00
6/98                                          10308.00               10308.00               10747.00               10426.00
6/99                                          10128.00               10128.00               10499.00               10324.00
6/00                                          13294.00               13294.00               12009.00               13209.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before it was acquired by the One Group Small Cap Growth Fund on March 26, 1996. Prior to March 26, 1996 performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Small Cap Growth Fund is measured against the S&P SmallCap 600 Index, an unmanaged index generally representative of the performance of the small companies within the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600/BARRA Growth Index represents the performance of 600 small capitalization domestic stocks with a higher price to book ratio.

The S&P SmallCap 600/BARRA Growth Index consists of the average monthly returns of the S&P SmallCap 600 Index for periods prior to January 1994. Thereafter, the data is from the S&P SmallCap 600/BARRA Growth Index, which corresponds with the initiation of the S&P SmallCap 600/BARRA Growth Index on January 1, 1994.

                         One Group Small Cap Value Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
One Group Small Cap Value Fund I share class posted a total return of -2.78% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see pages 7-8.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
Overall, small-cap stocks, as measured by the S&P SmallCap 600 Index, outperformed their large-cap counterparts, as measured by the S&P 500 Index, during the fiscal year. The S&P SmallCap 600 Index posted a total return of 14.38%, while the total return for the S&P 500 Index was 7.25%. But, within the styles, small-cap growth was the place to be, as evidenced by a 27.95% return in the S&P SmallCap 600/BARRA Growth Index, versus a -0.46% return for the S&P SmallCap 600/BARRA Value Index.

Interest rates remained on an upward course during the fiscal year. Small-cap value stocks generally are more sensitive to interest rates and Federal Reserve activity than other stock styles. Thus, while earnings of the underlying companies were quite strong throughout the fiscal year, the stocks reacted negatively to the aggressive rate-tightening policy of the Federal Reserve.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
During late 1999 and early 2000 our efforts focused on restructuring the Fund as a more traditional-value-oriented portfolio. We sharpened our focus on stocks with low price/earnings, low price/book and low price/ cash flow characteristics. By focusing on strong individual companies and only purchasing them when they were out of favor and low in price relative to earnings, we attempted to limit downside risk while offering attractive capital appreciation.

As a result of our restructuring efforts, the Fund's P/E and other valuation characteristics dropped considerably. In taking on a more traditional-value orientation, the Fund was under-represented in the most highly volatile and speculative technology sectors. This hurt the Fund's performance earlier in the fiscal year, but it helped performance substantially as the speculative stocks corrected later in the fiscal year.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed strong performance from a number of stocks in the technology sector, including Tech Data, Arrow Electronics and Park Electrochemical. The health care sector also offered notable performance, with Amerisource Health, Bindley Western Industries, St. Jude Medical and Quest Diagnostics posting strong returns.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
Our restructuring efforts led to an entirely new group of top 10 holdings. As of June 30, 2000, the list included Amerisource Health Corp. at 2.0% of the portfolio; Smithfield Foods, Inc., 1.9%; Bindley Western Industries, Inc., 1.9%; Foundation Health Systems, Inc., 1.7%; Ashland Co. Inc., 1.6%; Cummins Engine, Inc., 1.6%; Kelly Services, Inc., 1.6%; Washington Federal, Inc., 1.6%; Teco Energy, Inc., 1.6%; and Liberty Financial Companies, 1.6%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We remain optimistic toward small cap value stocks. We believe the market is beginning to focus more broadly on the small cap sector overall, and the bloom appears to be off the more speculative and highly valued stocks. Equally important is the fact that this sector is especially sensitive to Federal Reserve interest rate policy. We expect the upward trend in rates to end sometime in the next several months. This should help the stocks in our portfolio, as fears of higher rates come to an end.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The S&P SmallCap 600/BARRA Growth Index is an unmanaged index generally representative of the performance of 600 small-capitalization U.S. stocks with a higher price-to-book ratio. An investor cannot invest directly in an index.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Small Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (6/30/72)
  Class I              (2.78)%   11.39%    12.74%      9.29%

VALUE OF $10,000 INVESTMENT

                                                                                                              S&P SMALLCAP
                                                         CLASS I                S&P SMALLCAP 600             600/BARRA VALUE
                                                         -------                ----------------             ---------------
6/90                                                    10000.00                    10000.00                    10000.00
6/91                                                    12087.00                     9810.00                     9810.00
6/92                                                    14936.00                    11488.00                    11488.00
6/93                                                    18385.00                    14760.00                    14760.00
6/94                                                    17423.00                    15036.00                    15663.00
6/95                                                    19338.00                    18097.00                    18550.00
6/96                                                    24476.00                    22805.00                    23160.00
6/97                                                    32857.00                    27751.00                    30554.00
6/98                                                    39325.00                    33151.00                    38122.00
6/99                                                    34112.00                    32385.00                    36628.00
6/00                                                    33165.00                    37044.00                    36460.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (6/30/72)
  Class A              (2.94)%   10.98%    12.24%      8.73%
  Class A*             (8.05)%    9.79%    11.65%      8.51%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS A                CLASS A*           S&P SMALLCAP 600       600/BARRA VALUE
                                              -------                --------           ----------------       ---------------
6/90                                          10000.00                9480.00               10000.00               10000.00
6/91                                          12018.00               11393.00                9810.00                9810.00
6/92                                          14761.00               13993.00               11488.00               11488.00
6/93                                          18089.00               17148.00               14760.00               14760.00
6/94                                          17044.00               16158.00               15036.00               15663.00
6/95                                          18855.00               17874.00               18097.00               18550.00
6/96                                          23754.00               22519.00               22805.00               23160.00
6/97                                          31677.00               30030.00               27751.00               30554.00
6/98                                          37776.00               35811.00               33151.00               38122.00
6/99                                          32701.00               31000.00               32385.00               36628.00
6/00                                          31739.00               30088.00               37044.00               36460.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (6/30/72)
  Class B              (3.67)%   10.31%    11.85%      8.60%
  Class B**            (8.47)%   10.03%    11.85%      8.60%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS B               CLASS B**           S&P SMALLCAP 600       600/BARRA VALUE
                                              -------               ---------           ----------------       ---------------
6/90                                          10000.00               10000.00               10000.00               10000.00
6/91                                          12018.00               12018.00                9810.00                9810.00
6/92                                          14761.00               14761.00               11488.00               11488.00
6/93                                          18089.00               18089.00               14760.00               14760.00
6/94                                          17044.00               17044.00               15036.00               15663.00
6/95                                          18761.00               18761.00               18097.00               18550.00
6/96                                          23494.00               23494.00               22805.00               23160.00
6/97                                          31226.00               31226.00               27751.00               30554.00
6/98                                          36980.00               36980.00               33151.00               38122.00
6/99                                          31806.00               31806.00               32385.00               36628.00
6/00                                          30637.00               30637.00               37044.00               36460.00

                         One Group Small Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                          1 Year       (3/22/99)
  Class C                (3.57)%         6.73%
  Class C**              (4.53)%         6.73%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                 S&P SMALLCAP
                                              CLASS C               CLASS C**           S&P SMALLCAP 600       600/BARRA VALUE
                                              -------               ---------           ----------------       ---------------
3/99                                          10000.00               10000.00               10000.00               10000.00
6/99                                          11268.00               11268.00               11542.00               11991.00
6/00                                          10866.00               10866.00               13202.00               11936.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The Small Cap Value Fund commenced operations as the Pegasus Small Cap Opportunity Fund on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the Pegasus Small Cap Opportunity Fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Small Cap Opportunity Fund prior to the acquisition by the One Group Small Cap Value Fund on March 22, 1999.

The performance of the Small Cap Value Fund is measured against the S&P SmallCap 600 Index, an unmanaged index generally representative of the performance of the small companies within the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600/BARRA Value Index represents the performance of 600 small capitalization domestic stocks with a lower price to book ratio.

The S&P SmallCap 600/BARRA Value Index consists of the average monthly returns of the S&P SmallCap 600 Index for periods prior to January 1994. Thereafter, the data is from the S&P SmallCap 600/BARRA Value Index, which corresponds with the initiation of the S&P SmallCap 600/ BARRA Value Index on January 1, 1994.

                         One Group Mid Cap Growth Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
The One Group Mid Cap Growth Fund I share class posted a total return of 36.65% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see pages 11-12.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
Even though the Federal Reserve was on a tightening course during the fiscal year, the U.S. economy continued to grow at a stronger-than-expected pace. In addition, corporate earnings remained favorable. These factors helped generate an overall strong, but volatile, year for growth stock performance. Returns among mid-cap growth stocks were especially attractive. After several years of market dominance, many large cap stocks were fully priced, prompting investors to look for attractive alternatives among the mid-cap growth universe.

Regardless of capitalization, much of the success for growth stocks was concentrated in a single sector: technology. Investors showed an insatiable appetite for the fastest-growing technology companies, particularly in Internet-related and wireless communication-related sectors. This demand for technology companies sent stock prices soaring through mid-March 2000. For example, during the period from July 1, 1999, through March 10, 2000, the technology-heavy NASDAQ Composite Index increased approximately 86%.

But, in mid-March, investors became worried about the fundamentals of many high-flying Internet and dot-com companies. This unease, coupled with growing concerns about inflationary pressures and the Federal Reserve's response to those pressures, ignited strong volatility among growth stocks and sent the technology sector into a full-blown correction. NASDAQ dropped approximately 21% from March 10, 2000, through June 30, 2000. By the end of May, though, the situation had improved, as signs of a slowing economy emerged. This helped reassure investors that the Federal Reserve probably was near the end of its rate-tightening campaign. In addition, valuations on many growth stocks had fallen to attractive levels, which lured investors back.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to identify high-growth companies within attractive, fast-growing industries. We look for companies that will benefit from strong management teams and competitive advantages. These factors should allow sustained high growth at a rate that outpaces the industry average.

We attempted to use the shifts in the market to reposition the portfolio and take advantage of over- and under-valuations. For example, we began building a solid position in the health care sector around mid-fiscal-year, when the industry had experienced a correction and stock prices were relatively cheap. This proved beneficial to Fund performance, as the health care sector showed a strong turnaround during the first half of calendar year 2000. In the technology sector, we took profits as stock prices appreciated and made purchases of fundamentally sound companies when downside volatility caused their prices to fall.

Overall, the strong market appreciation, particularly in the technology sector, led to more turnover than usual. Many of the Fund's technology holdings experienced so much growth during the fiscal year that they no longer qualified as mid-cap stocks. Once they moved into the large-cap universe, we sold them.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The technology sector offered the best overall performance for the fiscal year. Within the sector, the Fund's semiconductor and communication technology holdings were the standout performers, benefiting from a strong capital spending environment, the growth of the Internet, the need for broadband, and the acceleration of wireless communication. Companies such as Veritas Software, Seibel Systems, ADC Telecommunications, Analog Devices, Atmel Corp., and Xilinx posted strong returns.

In general, portfolio holdings in the retail and consumer non-durables sectors performed poorly. The Fund's retail stocks were hurt by competitive pressures and the effects of higher interest rates, while consumer non-durables were hurt by the strong economic environment.

                         One Group Mid Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Univision Communications, Inc. at 2.9% of the portfolio; Waters Corp., 2.9%; Rational Software Corp., 2.6%; Symbol Technologies, Inc., 2.5%; Atmel Corp., 2.5%; Jabil Circuit, Inc., 2.4%; Millennium Pharmaceuticals, Inc., 2.4%; Vitesse Semiconductor Corp., 2.3%; Calpine Corp., 2.0%; and Sepracor, Inc., 2.0%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect economic growth to continue but at a slower pace, as the effects of the Federal Reserve's interest rate hikes eventually take hold. We also expect corporate earnings growth to remain attractive. But, in an environment where interest rates are rising and growth is slowing, investors are not likely to get much more multiple expansion. As such, we believe earnings alone will drive stock prices higher in the coming year.

We continue to find good investment opportunities, particularly in the technology and health care sectors. Given the periods of strong market volatility, we remain focused on finding companies with improving fundamentals and reasonable valuation support. Of course, "reasonable" has become more expensive, especially in technology, so we make these assessments relative to the sector. While we can't be certain where the market is headed, we can stick with companies exhibiting strong fundamentals that we think will be rewarding in the years to come.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

The NASDAQ Composite Index is an unmanaged index generally representative of the performance of larger-capitalization technology-oriented stocks. An investor cannot invest directly in an index.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Mid Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (3/2/89)
  Class I              36.65%    28.61%    20.51%     20.73%

VALUE OF $10,000 INVESTMENT

                                                                                                          S&P MIDCAP 400/BARRA
                                                         CLASS I                 S&P MIDCAP 400                  GROWTH
                                                         -------                 --------------           --------------------
6/90                                                      10000                       10000                       10000
6/91                                                      10985                       11284                       11184
6/92                                                      12649                       13377                       12925
6/93                                                      15351                       16413                       15674
6/94                                                      15327                       16404                       15376
6/95                                                      18354                       20069                       19122
6/96                                                      22875                       24402                       22825
6/97                                                      28079                       30094                       28147
6/98                                                      36815                       38265                       35716
6/99                                                      47269                       44841                       46542
6/00                                                      64591                       52453                       63661

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               36.25%      28.29%        19.53%
  Class A*              29.08%      26.91%        18.76%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                  S&P MIDCAP
                                              CLASS A                CLASS A*            S&P MIDCAP 400        400/BARRA GROWTH
                                              -------                --------            --------------        ----------------
2/92                                           10000                   9473                  10000                  10000
6/92                                            8847                   8381                   9324                   8904
6/93                                           10766                  10199                  11440                  10798
6/94                                           10711                  10147                  11434                  10592
6/95                                           12800                  12126                  13989                  13174
6/96                                           15912                  15074                  17009                  15724
6/97                                           19495                  18468                  20976                  19391
6/98                                           25528                  24184                  26672                  24605
6/99                                           32642                  30923                  31255                  32064
6/00                                           44476                  42134                  36561                  43857

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               35.23%      27.31%        21.96%
  Class B**             30.23%      27.16%        21.96%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                  S&P MIDCAP
                                              CLASS B               CLASS B**            S&P MIDCAP 400        400/BARRA GROWTH
                                              -------               ---------            --------------        ----------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9093                   9093                   9269                   8797
6/95                                           10772                  10772                  11341                  10940
6/96                                           13307                  13307                  13789                  13059
6/97                                           16167                  16167                  17005                  16104
6/98                                           20984                  20984                  21623                  20434
6/99                                           26642                  26642                  25338                  26628
6/00                                           36029                  36029                  29640                  36422

                         One Group Mid Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  35.50%        29.26%
  Class C**                34.50%        29.26%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                  S&P MIDCAP
                                              CLASS C               CLASS C**            S&P MIDCAP 400        400/BARRA GROWTH
                                              -------               ---------            --------------        ----------------
11/97                                          10000                  10000                  10000                  10000
6/98                                           11427                  11427                  11452                  11417
6/99                                           14578                  14578                  13420                  14877
6/00                                           19753                  19753                  15699                  20349

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Growth Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P MidCap 400/BARRA Growth Index represents the performance of the highest price to book securities in the S&P MidCap 400 Index.

The S&P MidCap 400/BARRA Growth Index consists of the average monthly returns of the Russell 2000 Index for periods prior to June 1991. Thereafter, the data is from the S&P MidCap 400/BARRA Growth Index, which corresponds with the initiation of the S&P MidCap 400/BARRA Growth Index on June 1, 1991.

                          One Group Mid Cap Value Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?

For the year ended June 30, 2000, One Group Mid Cap Value Fund I share class posted a total return of 0.38%. (For information on other share classes and performance comparisons to indexes, please see pages 15-16.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE FOR VALUE STOCKS?

Volatility--in its extreme form--was the operative word for the last 12 months. As the tug between growth and value, or fundamentals and valuation, played out, the market experienced wild swings. In late 1999 through early 2000 we saw many technology and other growth stocks take charge because their fundamentals were stronger. They exhibited greater revenue growth rates and earnings-per-share growth rates that pushed their valuations to levels not seen in years.

But, toward the end of the fiscal year's third quarter valuations concerns emerged, predominantly among the fastest-growing technology and Internet stocks. Investors took note that valuations were getting more and more unreasonable, particularly because many of the high-flying Internet stocks didn't even have any earnings on which to base valuations. Also, it became apparent that the rosy projections for many of the high-growth technology issues wouldn't pan out. All of this helped make value stocks more attractive, especially as the Federal Reserve continued to raise interest rates.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?

Our strategy involves seeking out stocks with below-average price-to-earnings and price-to-book ratios. Our goal is to invest in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation.

It's important to emphasize that price isn't the only factor. We won't purchase a stock simply because it is cheap. Rather, we want stocks with attractive valuations and an "earnings catalyst," or some factor expected to improve the company's earnings growth, such as the introduction of a new product, a management turnaround or a merger. As such, our team of analysts spends a lot of time seeking these catalysts.

For example, our analysts uncovered evidence that pricing among semiconductor companies was about to improve, and the Fund was able to participate in the strong performance of this sector. In the retail sector, the catalyst was strong consumer confidence, which our analysts believed would positively affect retail stocks. We were able to attractively position the Fund in this sector.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*

The Fund's best-performing sector was health technology, where our stock selection was a significant positive factor. Companies such as Waters Corp. and Watson Pharmaceuticals generated strong returns. The Fund also benefited strongly from its holdings in the semiconductor industry, where companies such as Atmel offered standout performance.

Another positive contribution came from our nimble positioning in Policy Management Systems. In April, Electronic Data Systems (EDS) announced that it was going to purchase the company for a 50% premium over its current price. The deal eventually fell through, but we were able to sell the stock for the price at which EDS intended to acquire it.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Telephone & Data Systems, Inc. at 1.8% of the portfolio; Devon Energy Corp., 1.8%; Ambac Financial Group, Inc., 1.4%; DST Systems, 1.3%; Sungard Data Systems, Inc. 1.3%; Kinder Morgan, 1.3%; Weatherford International, Inc., 1.2%; E-Trade Group, Inc., 1.2%; Broadwing, Inc., 1.2%; and RJ Reynolds Tobacco Holdings, 1.1%.

WHAT IS YOUR OUTLOOK FOR THE FUND?

We expect continued volatility in the market, but not to the extreme levels as we saw in fiscal 2000. As valuations become more in line with historical standards, volatility should begin to dissipate. Value stocks continue to trade at a discount, while growth stocks still trade at a premium. But these disparities are much less pronounced than previously. There always will be pricing disparities between growth and value, and while

                          One Group Mid Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

the market continues to struggle with leadership issues, we will remain true to our management style. We will continue to look for companies with attractive valuations and clear-cut earnings catalysts.

/s/ Kathleen Cole Dodd
Kathleen Cole Dodd
Team Leader, Value Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Mid Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year    (3/2/89)
  Class I               0.38%    14.12%    12.12%      11.89%

VALUE OF $10,000 INVESTMENT

                                                                                                          S&P MIDCAP 400/BARRA
                                                         CLASS I                 S&P MIDCAP 400                   VALUE
                                                         -------                 --------------           --------------------
6/90                                                      10000                       10000                       10000
6/91                                                      10175                       11284                       11386
6/92                                                      11828                       13377                       13706
6/93                                                      13434                       16413                       16900
6/94                                                      13977                       16404                       16987
6/95                                                      16217                       20069                       20433
6/96                                                      19477                       24402                       25110
6/97                                                      23482                       30094                       31099
6/98                                                      30120                       38265                       39396
6/99                                                      31270                       44841                       41388
6/00                                                      31389                       52453                       41458

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A                0.05%      13.83%        12.29%
  Class A*              (5.22)%     12.61%        11.57%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                  S&P MIDCAP
                                              CLASS A                CLASS A*            S&P MIDCAP 400        400/BARRA VALUE
                                              -------                --------            --------------        ---------------
2/92                                           10000                   9472                  10000                  10000
6/92                                           10121                   9587                   9324                   9732
6/93                                           11464                  10859                  11440                  11999
6/94                                           11956                  11325                  11434                  12061
6/95                                           13801                  13073                  13989                  14507
6/96                                           16534                  15662                  17009                  17828
6/97                                           19875                  18827                  20976                  22081
6/98                                           25420                  24079                  26672                  27972
6/99                                           26360                  24970                  31255                  29386
6/00                                           26374                  24983                  36561                  29435

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               (0.61)%     12.97%        11.40%
  Class B**             (5.12)%     12.72%        11.40%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                  S&P MIDCAP
                                              CLASS B               CLASS B**            S&P MIDCAP 400        400/BARRA VALUE
                                              -------               ---------            --------------        ---------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9500                   9500                   9269                   9704
6/95                                           10918                  10918                  11341                  11672
6/96                                           12985                  12985                  13789                  14344
6/97                                           15488                  15488                  17005                  17766
6/98                                           19665                  19665                  21623                  22505
6/99                                           20208                  20208                  25338                  23643
6/00                                           20084                  20084                  29640                  23683

                          One Group Mid Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                            1 Year     (3/22/99)
  Class C                   (0.40)%      8.18%
  Class C**                 (1.30)%      8.18%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                  S&P MIDCAP
                                              CLASS C               CLASS C**            S&P MIDCAP 400        400/BARRA VALUE
                                              -------               ---------            --------------        ---------------
3/99                                           10000                  10000                  10000                  10000
6/99                                           11098                  11098                  11416                  11493
6/00                                           11054                  11054                  13354                  11512

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Mid Cap Value Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P MidCap 400/BARRA Value Index represents the performance of the lowest price to book securities in the S&P MidCap 400 Index.

The S&P MidCap 400/BARRA Value Index consists of the average monthly returns of the Russell 2000 Index for periods prior to June 1991. Thereafter, the data is from the S&P MidCap 400/BARRA Value Index, which corresponds with the initiation of the S&P MidCap 400/BARRA Value Index on June 1, 1991.

                       One Group Diversified Mid Cap Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
The One Group Diversified Mid Cap Fund I share class posted a total return of 14.03% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see pages 18-19.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
During the fiscal year investors played tug-of-war between increasing valuations and an increasingly less-friendly Federal Reserve. The last quarter of calendar year 1999 saw huge money inflows toward new economy, or "concept," stocks, regardless of valuation. Concept stocks represent an idea or plan, but little in the way of revenue or earnings. Hundreds of stocks enjoyed skyrocketing returns, and for the first time in years it paid huge rewards to invest in a single sector--technology--and almost nothing else.

Nonetheless, the tightening actions of the Federal Reserve have tempered some of this enthusiasm so far in 2000. Many of 1999's big winners fell back to earth, and diversified portfolios once again have been rewarded. The high volatility that's been present since mid-March has placed emphasis on sector neutrality and stock selection, which plays to our strengths.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Finding stocks with balance is the key to our strategy. In the value arena, we want stocks that have good valuations along with a catalyst to prompt market recognition of their value. Among growth names, we want stocks exhibiting strong fundamentals at a reasonable price. This approach was ineffective during the fourth quarter of 1999, when investors shunned balance and wanted only price momentum. That sentiment eventually subsided, and so far in 2000, our balanced approach has worked nicely.

The Fund held a substantial number of "old economy" stocks, and we pared back that exposure to achieve better portfolio balance. We moved away from a heavy emphasis on financials and industrials and more toward a blend of all economic sectors. In particular, we added exposure to communication technology and semiconductors, which added materially to the Fund's performance.

Our restructuring efforts resulted in a portfolio with a slight bias toward growth stocks. At fiscal year-end, 55% of the portfolio was invested in growth names and 45% was invested in value names. Given the market's continued fondness for growth stocks, this orientation has served the Fund well.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The health care sector experienced a significant rebound in the first half of calendar year 2000, and many of the Fund's holdings performed well. The Fund also enjoyed strong performance from the communication technology sector and select holdings within the retail sector.

The Fund endured disappointing earnings results in the capital equipment and consumer sectors.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Waters Corp. at 3.5% of the portfolio; Rational Software Corp., 1.9%; Kohl's Corp., 1.9%; Atmel Corp., 1.8%; DST Systems, Inc., 1.6%; Jabil Circuit, Inc., 1.5%; Symbol Technologies, 1.4%; AptarGroup, Inc., 1.4%; Health Management Association, Inc., 1.3%; and Univision Communications, Inc., 1.3%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Going forward, we expect the market to trade in a range, with the ceiling provided by anticipated Federal Reserve actions and the floor provided by global healing and an abundance of stocks substantially off their highs. We will continue to focus on a bottom-up stock selection process, building the portfolio one stock at a time. As always, we will seek to uncover attractively valued stocks with improving fundamentals.

/s/ Michael Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation
------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Diversified Mid Cap Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
 Class I               14.03%    16.96%    16.03%     14.65%

VALUE OF $10,000 INVESTMENT

                                                         CLASS I                 S&P MIDCAP 400               RUSSELL 2500
                                                         -------                 --------------               ------------
6/90                                                      10000                       10000                       10000
6/91                                                      10966                       11284                       10549
6/92                                                      12274                       13377                       12302
6/93                                                      16410                       16413                       15354
6/94                                                      17585                       16404                       15783
6/95                                                      20206                       20069                       19364
6/96                                                      23698                       24402                       24043
6/97                                                      30559                       30094                       28876
6/98                                                      36764                       38265                       34104
6/99                                                      38777                       44841                       35928
6/00                                                      44218                       52453                       42516

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
 Class A               13.74%    16.72%    15.91%     14.58%
 Class A*               7.76%    15.47%    15.28%     14.20%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                              CLASS A                CLASS A*            S&P MIDCAP 400          RUSSELL 2500
                                              -------                --------            --------------          ------------
6/90                                           10000                   9473                  10000                  10000
6/91                                           10966                  10388                  11284                  10549
6/92                                           12274                  11627                  13377                  12302
6/93                                           16410                  15545                  16413                  15354
6/94                                           17585                  16657                  16404                  15783
6/95                                           20206                  19140                  20069                  19364
6/96                                           23698                  22448                  24402                  24043
6/97                                           30479                  28871                  30094                  28876
6/98                                           36578                  34648                  38265                  34104
6/99                                           38483                  36453                  44841                  35928
6/00                                           43771                  41463                  52453                  42516

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/31/83)
 Class B               13.01%    16.27%    15.68%     14.45%
 Class B**              9.05%    16.05%    15.68%     14.45%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                              CLASS B               CLASS B**            S&P MIDCAP 400          RUSSELL 2500
                                              -------               ---------            --------------          ------------
6/90                                           10000                  10000                  10000                  10000
6/91                                           10965                  10965                  11284                  10549
6/92                                           12277                  12277                  13377                  12302
6/93                                           16411                  16411                  16413                  15354
6/94                                           17574                  17574                  16404                  15783
6/95                                           20198                  20198                  20069                  19364
6/96                                           23688                  23688                  24402                  24043
6/97                                           30376                  30376                  30094                  28876
6/98                                           36385                  36385                  38265                  34104
6/99                                           37974                  37974                  44841                  35928
6/00                                           42916                  42916                  52453                  42516

                       One Group Diversified Mid Cap Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                          1 Year       (3/22/99)
 Class C                  12.83%         22.32%
 Class C**                12.04%         22.32%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                              CLASS C               CLASS C**            S&P MIDCAP 400          RUSSELL 2500
                                              -------               ---------            --------------          ------------
3/99                                           10000                  10000                  10000                  10000
6/99                                           11456                  11456                  11416                  11640
6/00                                           12926                  12926                  13354                  13774

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The Diversified Mid Cap Fund commenced operations as the Pegasus Mid Cap Opportunity Fund on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Mid Cap Opportunity Fund prior to the acquisition by the One Group Diversified Mid Cap Fund on March 22, 1999.

The performance of the Diversified Mid Cap Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of the U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Russell 2500 Index represents the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

The benchmark index for the Diversified Mid Cap Fund has changed from the Russell 2500 Index to the S&P MidCap 400 Index in order to better represent the investment policies for comparison purposes.

                        One Group Large Cap Growth Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
The One Group Large Cap Growth Fund I share class posted a total return of 15.30% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see page 22.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
Even though the Federal Reserve was on a tightening course during the fiscal year, the U.S. economy continued to grow at a stronger-than-expected pace. In addition, corporate earnings remained favorable. These factors helped generate an overall strong, but volatile, year for growth stock performance.

Much of the success for growth stocks was concentrated in a single sector: technology. Investors showed an insatiable appetite for the fastest-growing technology companies, particularly in Internet-related and wireless communication-related sectors. This demand for technology companies sent stock prices soaring through mid-March 2000. For example, during the period from July 1, 1999, through March 10, 2000, the technology-heavy NASDAQ Composite Index increased in price 86.56%.

By mid-March, investors had become increasingly worried about the fundamentals of many high-flying Internet and dot-com companies. This unease, coupled with growing concerns about inflationary pressures and the Federal Reserve's response to those pressures, ignited strong volatility among growth stocks and sent the technology sector into a full-blown correction. The NASDAQ Composite dropped 21.44% in price from March 10, 2000, through June 30, 2000. By the end of May, though, the situation had improved, as signs of a slowing economy emerged. This helped reassure investors that the Federal Reserve probably was near the end of its rate-tightening campaign. In addition, valuations on many growth stocks had fallen to attractive levels, which lured investors back.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
As always, our goal was to search for good companies within industries that are growing at a faster rate than the economy. These are companies that we believe have the ability to exhibit sustained growth at a defined multiple of their underlying industry growth rate. In addition, we search for strong management teams and superior product positioning.

We worked toward enhancing the overall diversification of the Fund during the year. We cut back on the Fund's "mega-cap" holdings, as some of the largest-capitalization stocks were not the best performers over the fiscal year. In their place we added companies further down the large-cap range.

We also varied the size of the Fund's industry weights to take advantage of swings in the market. For example, after the health care sector experienced a correction late in calendar year 1999, we began building a solid position in this industry. This proved beneficial to Fund performance, as the health care sector experienced a strong turnaround during the first half of calendar year 2000. In the technology sector, we attempted to use volatility to the Fund's advantage, taking profits as stock prices appreciated and making purchases of fundamentally sound companies when downside volatility caused their prices to fall.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
Within the top-performing technology sector, the Fund's semiconductor and communication technology holdings were the standouts. These companies benefited from a strong capital spending environment, the growth of the Internet, the need for broadband, and the acceleration of wireless communication. Companies such as Applied Materials, Intel, Texas Instruments, Nortel, Oracle and Cisco Systems all posted triple-digit returns for the fiscal year.

In general, stocks in the telephone utilities and consumer non-durables sectors performed poorly. These companies tend to perform better in a more defensive market environment.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included General Electric Co. at 6.8% of the portfolio; Intel Corp., 6.4%; Cisco Systems, Inc., 6.1%; Microsoft Corp., 5.0%; Pfizer, Inc., 4.4%; EMC Corp., 2.7%; IBM Corp., 2.6%; Sun Microsystems, Inc., 2.4%; Lucent Technologies, Inc., 2.4%; and Dell Computer Corp., 2.1%.

                        One Group Large Cap Growth Fund

--------------------------------------------------------------------------------

ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect economic growth to continue but at a slower pace, as the effects of the Federal Reserve's interest rate hikes eventually take hold. We also expect corporate earnings growth to remain attractive. But, in an environment where interest rates are rising and growth is slowing, investors are not likely to get much more multiple expansion. As such, we believe earnings alone will drive stock prices higher in the coming year.

We continue to find good investment opportunities, particularly in the technology and health care sectors. Given the periods of strong market volatility, we remain focused on finding companies with improving fundamentals and reasonable valuation support. Of course, "reasonable" has become more expensive, especially in technology, so we make these assessments relative to the sector. While we can't be certain where the market is headed, we can stick with companies exhibiting strong fundamentals that we think will be rewarding in the years to come.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

The NASDAQ Composite Index is an unmanaged index, generally representative of the performance of larger-capitalization technology-oriented stocks. An investor cannot invest directly in an index.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                        One Group Large Cap Growth Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/28/92)
  Class I               15.30%      25.79%        20.35%

VALUE OF $10,000 INVESTMENT

                                                         CLASS I               RUSSELL 1000 GROWTH        S&P 500/BARRA GROWTH
                                                         -------               -------------------        --------------------
2/92                                                    10000.00                    10000.00                    10000.00
6/92                                                     9920.00                     9620.00                     9743.00
6/93                                                    11301.00                    10489.00                    10550.00
6/94                                                    12210.00                    10460.00                    10522.00
6/95                                                    14878.00                    13652.00                    13755.00
6/96                                                    17461.00                    17449.00                    17505.00
6/97                                                    23244.00                    22917.00                    24215.00
6/98                                                    31553.00                    30111.00                    32661.00
6/99                                                    40634.00                    38321.00                    41869.00
6/00                                                    46852.00                    48156.00                    49633.00

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/22/94)
  Class A               14.99%      25.37%        23.01%
  Class A*               8.94%      24.02%        21.97%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                S&P 500/BARRA
                                              CLASS A                CLASS A*         RUSSELL 1000 GROWTH           GROWTH
                                              -------                --------         -------------------       -------------
2/94                                           10000                   9477                  10000                  10000
6/94                                            9898                   9380                   9419                   9530
6/95                                           12028                  11399                  12294                  12458
6/96                                           14054                  13319                  15713                  15854
6/97                                           18631                  17657                  20637                  21931
6/98                                           25228                  23909                  27115                  29581
6/99                                           32400                  30705                  34508                  37920
6/00                                           37255                  35307                  43364                  44952

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               14.16%      24.58%        21.92%
  Class B**              9.16%      24.41%        21.92%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                S&P 500/BARRA
                                              CLASS B               CLASS B**         RUSSELL 1000 GROWTH           GROWTH
                                              -------               ---------         -------------------       -------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9934                   9934                   9462                   9359
6/95                                           11985                  11985                  12349                  12235
6/96                                           13952                  13952                  15783                  15570
6/97                                           18377                  18377                  20729                  21539
6/98                                           24697                  24697                  27237                  29051
6/99                                           31499                  31499                  34663                  37241
6/00                                           35960                  35960                  43559                  44147

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  14.20%        26.33%
  Class C**                13.20%        26.33%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                S&P 500/BARRA
                                              CLASS C               CLASS C**         RUSSELL 1000 GROWTH           GROWTH
                                              -------               ---------         -------------------       -------------
11/97                                          10000                  10000                  10000                  10000
6/98                                           12763                  12763                  12690                  13134
6/99                                           16275                  16275                  16149                  16836
6/00                                           18587                  18587                  20294                  19958

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Growth Fund is measured against the Russell 1000 Growth Index, an unmanaged index generally representative of the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P 500/BARRA Growth Index represents the performance of the highest price to book securities in the S&P 500.

The benchmark index for the Large Cap Growth Fund has changed from the S&P 500/BARRA Growth Index to the Russell 1000 Growth Index in order to better represent the investment policies for comparison purposes.

                         One Group Large Cap Value Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
One Group Large Cap Value Fund I share class posted a total return of -5.64% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see page 25.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE FOR
VALUE STOCKS?
Volatility--in its extreme form--was the operative word for the last 12 months. As the tug between growth and value, or fundamentals and valuation, played out, the market experienced wild swings. In late 1999 through early 2000 we saw many technology and other growth stocks take charge because their fundamentals were stronger. They exhibited greater revenue growth rates and earnings-per-share growth rates that pushed their valuations to levels not seen in years.

But, toward the end of the fiscal year's third quarter valuations concerns emerged, predominantly among the fastest-growing technology and Internet stocks. Investors took note that valuations were getting more and more unreasonable, particularly because many of the high-flying Internet stocks didn't even have any earnings on which to base valuations. Also, it became apparent that the rosy projections for many of the high-growth technology issues wouldn't pan out. All of this helped make value stocks more attractive, especially as the Federal Reserve continued to raise interest rates.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our strategy involves implementing traditional value investing techniques, including focusing on stocks with below-average price-to-earnings and price-to-book ratios. We employ this approach within the context of our basic research discipline--investing in attractively priced stocks with improving earnings growth that will lead to eventual price appreciation.

We won't purchase a stock simply because it is cheap. Rather, we want stocks with attractive valuations and an "earnings catalyst," or some factor expected to improve the company's earnings growth. As such, our team of analysts spends a lot of time seeking these catalysts. For example, our analysts uncovered evidence that pricing among semiconductor companies was about to turn, and the Fund was able to participate in the strong performance of this sector. In the retail sector, the catalyst was strong consumer confidence. Our analysts believed this would positively affect retail stocks, and we were able to attractively position the Fund in this sector.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
As mentioned, the Fund benefited strongly from its holdings in the semiconductor industry, which was the top-performing sector for the fiscal year. Within that segment of the market, Micron Technology was a standout performer for the Fund.

A position in Merrill Lynch also proved rewarding for the Fund. In the beginning of 2000, the company was lagging its competitors, but it was spending a lot of money to make its Internet products competitive. Our analysts felt that this represented an earnings catalyst, and that the benefits of the company's investment in the Internet would soon come to fruition. We purchased the stock, and it ended the fiscal year as one of the Fund's top performers.

Exposure to certain energy companies also enhanced Fund performance, as oil prices increased sharply. Specifically, exploration and production companies, such as Fund holding Coastal Corp., have benefited the most.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Exxon Mobil Corp. at 5.1% of the portfolio; Citigroup, Inc., 3.8%; American International Group, Inc., 2.8%; Worldcom, Inc., 2.7%; Bell Atlantic Corp., 2.6%; SBC Communications, Inc., 2.3%; Morgan Stanley Dean Witter Discover & Co., 2.1%; Hewlett-Packard Co., 1.8%; Royal Dutch Petroleum Co., 1.7%; and American Home Products Corp., 1.6%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
We expect continued volatility in the market, but not to the extreme levels as we saw in fiscal 2000. As valuations become more in line with historical standards, volatility should begin to dissipate. Value stocks continue to trade at a discount, while growth stocks still trade at a premium. But these disparities are much less pronounced than previously. There always will be pricing disparities between growth and value, and while

                         One Group Large Cap Value Fund

--------------------------------------------------------------------------------

ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

the market continues to struggle with leadership issues, we will remain true to our management style. We will continue to look for companies with attractive valuations and clear-cut earnings catalysts.

/s/ Kathleen Cole Dodd
Kathleen Cole Dodd
Team Leader, Value Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                         One Group Large Cap Value Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (3/1/91)
  Class I               (5.64)%     14.00%        12.58%

VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                      S&P 500/BARRA VALUE
                                                                          -------                      -------------------
3/91                                                                       10000                              10000
6/91                                                                       10148                              10126
6/92                                                                       11724                              11509
6/93                                                                       12514                              13637
6/94                                                                       12713                              14059
6/95                                                                       15689                              17057
6/96                                                                       17683                              21286
6/97                                                                       22475                              27862
6/98                                                                       27303                              34859
6/99                                                                       32015                              40626
6/00                                                                       30209                              38550

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               (6.06)%     13.77%        11.78%
  Class A*             (10.99)%     12.55%        11.07%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS A                    CLASS A*               S&P 500/BARRA VALUE
                                                         -------                    --------               -------------------
2/92                                                      10000                        9477                       10000
6/92                                                       9988                        9466                       10267
6/93                                                      10652                       10095                       12165
6/94                                                      10862                       10295                       12542
6/95                                                      13321                       12625                       15217
6/96                                                      14973                       14190                       18990
6/97                                                      19000                       18007                       24856
6/98                                                      23020                       21817                       31098
6/99                                                      27024                       25611                       36243
6/00                                                      25387                       24059                       34391

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               (6.56)%     12.97%        12.76%
  Class B**            (10.83)%     12.73%        12.76%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS B                    CLASS B**              S&P 500/BARRA VALUE
                                                         -------                    ---------              -------------------
1/94                                                      10000                       10000                       10000
6/94                                                       9652                        9652                        9328
6/95                                                      11802                       11802                       11317
6/96                                                      13213                       13213                       14123
6/97                                                      16627                       16627                       18485
6/98                                                      19985                       19985                       23128
6/99                                                      23242                       23242                       26954
6/00                                                      21718                       21718                       25577

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (3/22/99)
  Class C                  (6.63)%       0.47%
  Class C**                (7.48)%       0.47%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS C                    CLASS C**              S&P 500/BARRA VALUE
                                                         -------                    ---------              -------------------
3/99                                                      10000                       10000                       10000
6/99                                                      10774                       10774                       11080
6/00                                                      10060                       10060                       10514

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Large Cap Value Fund is measured against the S&P 500/BARRA Value Index, an unmanaged index representing the performance of the lowest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                          One Group Equity Income Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
The One Group Equity Income Fund I share class posted a total return of -8.34% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see page 28.)

HOW WOULD YOU DESCRIBE THE MARKET EVENTS OF THE FISCAL YEAR?
Investors were preoccupied with the policy actions of the Federal Reserve, which increased interest rates several times in a determined effort to moderate economic growth and ease growing inflationary pressures. As a result, many interest-rate-sensitive sectors performed poorly, including financials, consumer staples and economic-sensitive industrials. As investors became increasingly concerned about the effects of an economic slowdown, the best-performing sectors were concentrated in the fastest-growing segments, especially technology-related areas.

Overall, the market displayed a mix of poor breadth and concentrated leadership, with a dramatic disparity between the performance of the broad stock market averages and the more speculative indexes.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
In a volatile environment, we remained committed to longer-term principles. We made investments based on reasonable prices and favorable long-term prospects. The Fund remained concentrated in high-quality, dividend-paying, consistent-growth companies that offer lower risk characteristics than the market as a whole. We also used convertible securities and real estate investment trusts (REITs) to reduce volatility and to produce high levels of income. Our emphasis on total return helped the Fund's performance in a rapidly shifting environment.

The major factors affecting the Fund's performance were the price weakness in the broader market and the preference of investors for companies generating high earnings growth. Our response was to make substantial changes in the portfolio. The market's poor breadth gave us an opportunity to upgrade portfolio holdings into companies with better earnings prospects, including those in the energy, health care and technology sectors. What's more, we were able to do this without sacrificing income. We also reduced many larger positions, took profits in several outperformers and eliminated some laggards. We have been less patient with turnarounds and companies that are not effectively adopting strategies to take advantage of technological advancements.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund enjoyed solid performance from a number of holdings in various industries. In the technology sector, Hewlett-Packard and Automatic Data offered strong performance. In the energy sector, Mobil and El Paso Natural Gas were among the Fund's top performers. Within the Fund's health care holdings, Warner Lambert and Pfizer were leading performers. Also, General Electric and Monsanto in the industrials sector and MetLife and Citigroup in the finance sector generated attractive returns.

Fund performance also benefited from a number of multi-billion-dollar mergers, proposed mergers and corporate restructurings, including Exxon/Mobil, Pfizer/Warner Lambert, Dow Chemical/Union Carbide, WorldCom/Sprint, GTE/Bell Atlantic, and BPA/Atlantic Richfield. This activity generally resulted in higher stock prices and improved corporate focus.

Disappointing performance was related to company-specific problems resulting in earnings shortfalls and negative reassessments by investors. Xerox, First Union, Mattel and AT&T were among the companies experiencing such problems. In terms of sectors, the worst performers were concentrated in the interest-rate sensitive sectors, reflecting the pressure caused by higher interest rates.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's largest 10 holdings included General Electric Co., at 6.6% of the portfolio; Exxon Mobil Corp., 4.7%; Pfizer, Inc., 4.0%; Citigroup, Inc., 3.6%; Wal-Mart Stores, 3.2%; IBM Corp. Inc., 3.0%; Royal Dutch Petroleum Co., 2.8%; American Home Products Co., 2.7%; SBC Communications, Inc., 2.4%; and Hewlett-Packard Co., 1.9%.

                          One Group Equity Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

WHAT IS YOUR OUTLOOK FOR THE FUND?
We believe that the past fiscal year represents a period of transition for the economy and the stock market. We expect a more "normal" environment with returns reverting to historical averages. Despite 2000 being an election year, the prospect of additional Federal Reserve actions may continue to hang over the market for some time. Stock selection will become increasingly important, considering that the business cycle is not developing in a typical fashion. Dynamic technological changes are affecting business, and we will have to be observant to find those companies handling the transition successfully.

/s/ Michael Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Equity Income Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (7/2/87)
  Class I              (8.34)%   15.42%    13.18%     11.89%

VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                            S&P 500
                                                                          -------                            -------
6/90                                                                       10000                              10000
6/91                                                                       10748                              10739
6/92                                                                       12077                              12180
6/93                                                                       13473                              13840
6/94                                                                       13914                              14035
6/95                                                                       16842                              17693
6/96                                                                       20974                              22294
6/97                                                                       27454                              30030
6/98                                                                       33817                              39087
6/99                                                                       37633                              47983
6/00                                                                       34496                              51461

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A               (8.61)%     15.09%        13.19%
  Class A*             (13.39)%     13.86%        12.47%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS A                    CLASS A*                     S&P 500
                                                         -------                    --------                     -------
2/92                                                      10000                        9478                       10000
6/92                                                      10079                        9552                        9992
6/93                                                      11226                       10640                       11354
6/94                                                      11557                       10954                       11514
6/95                                                      13961                       13231                       14515
6/96                                                      17353                       16447                       18289
6/97                                                      22626                       21444                       24635
6/98                                                      27809                       26357                       32066
6/99                                                      30851                       29239                       39363
6/00                                                      28195                       26722                       42217

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               (9.22)%     14.29%        13.45%
  Class B**            (13.55)%     14.05%        13.45%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS B                    CLASS B**                    S&P 500
                                                         -------                    ---------                    -------
1/94                                                      10000                       10000                       10000
6/94                                                       9663                        9663                        9344
6/95                                                      11587                       11587                       11779
6/96                                                      14300                       14300                       14842
6/97                                                      18520                       18520                       19992
6/98                                                      22589                       22589                       26023
6/99                                                      24888                       24888                       31945
6/00                                                      22593                       22593                       34260

          AVERAGE ANNUAL
 TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                  (9.10)%       6.03%
  Class C**                (9.96)%       6.03%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS C                    CLASS C**                    S&P 500
                                                         -------                    ---------                    -------
11/97                                                     10000                       10000                       10000
6/98                                                      11657                       11657                       12527
6/99                                                      12850                       12850                       15378
6/00                                                      11681                       11681                       16493

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Income Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                       One Group Diversified Equity Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?

For the year ended June 30, 2000, One Group Diversified Equity Fund I share class posted a total return of 5.23%. (For information on other share classes and performance comparisons to indexes, please see pages 30-31.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?

During the fiscal year investors played tug-of-war between increasing valuations and an increasingly less-friendly Federal Reserve. The last quarter of 1999 saw huge money inflows toward new economy, or "concept," stocks, regardless of valuation. Hundreds of stocks enjoyed returns greater than 50%, and for the first time in years it paid huge rewards to invest in a single sector--technology--and almost nothing else.

The rise and fall of the concept stock played a huge part in market and Fund performance. The company behind a concept stock has a plan, but little or no revenues or earnings. The market was filled with these concepts, including Internet ideas, business-to-business ideas and optical networking ideas, to name a few. When investors were willing to buy these concepts at any price, our Fund fared poorly in a relative sense.

The tightening actions of the Federal Reserve have tempered some of this enthusiasm so far in 2000. Many of 1999's big winners, including the concept stocks, fell back to earth, and diversified portfolios once again have been rewarded. The high volatility that's been present since mid-March has placed emphasis on sector neutrality and stock selection, two of our key strengths.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?

We look for stocks with balance. Among value names, we want stocks that have good valuations and a catalyst, such as the introduction of a new product or the installation of a new management team, that lets the market recognize their value. In the growth universe, we want stocks exhibiting great fundamentals, but at a price that makes sense. This focus on balance was ineffective during the fourth quarter of 1999, when investors shunned balance in favor of price momentum. But, thus far in 2000, our balanced approach once again has proven effective.

We de-emphasized mega-cap stocks during the fiscal year, as more opportunities emerged among stocks with market capitalizations of less than $20 billion.

Our strategies resulted in a large-cap oriented portfolio with a slight bias toward growth stocks. At fiscal year-end, approximately 80% of the portfolio was invested in large-cap stocks and 20% in mid-cap stocks. Growth names comprised 55% of the portfolio, while value stocks comprised 45% of the portfolio. Given the market's continued fondness for growth stocks, this orientation has served the Fund well.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*

The Fund's technology holdings performed very well in absolute terms, but not as well relative to the technology concept names. The health care sector underwent a significant rebound in the first half of 2000, and many of the Fund's holdings in that area performed well. The Fund also enjoyed strong performance from select financial stocks.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*

As of June 30, 2000, the Fund's top 10 holdings included General Electric Co. at 3.8% of the portfolio; Intel Corp., 3.7%; Microsoft Corp., 3.2%; Cisco Systems, Inc., 3.1%; Exxon Mobil Corp., 2.8%; EMC Corp., 2.4%; Nortel Networks Corp., 2.3%; Citigroup, Inc., 2.2%; Pfizer, Inc., 2.0%; and American International Group, Inc., 1.8%.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Going forward, we expect the market to trade in a range, with the ceiling provided by anticipated Federal Reserve actions and the floor provided by global healing and an abundance of stocks substantially off their highs. We will continue to focus on a bottom-up stock selection process, building the portfolio one stock at a time. As always, we will seek to uncover attractively valued stocks with improving fundamentals.

/s/ Michael Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation
------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                       One Group Diversified Equity Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/29/89)
  Class I               5.23%    21.84%    17.10%     16.95%

VALUE OF $10,000 INVESTMENT

                                                                                                           S&P SUPERCOMPOSITE
                                                         CLASS I                     S&P 500                   1500 INDEX
                                                         -------                     -------               ------------------
6/90                                                    10000.00                    10000.00                    10000.00
6/91                                                    10899.00                    10739.00                    10739.00
6/92                                                    12993.00                    12180.00                    12180.00
6/93                                                    15538.00                    13840.00                    13840.00
6/94                                                    15509.00                    14035.00                    14035.00
6/95                                                    18058.00                    17693.00                    17619.00
6/96                                                    21865.00                    22294.00                    22100.00
6/97                                                    28856.00                    30030.00                    29381.00
6/98                                                    38164.00                    39087.00                    38032.00
6/99                                                    46073.00                    47983.00                    46151.00
6/00                                                    48483.00                    51461.00                    49892.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year  (12/29/89)
  Class A               4.97%    21.55%    16.96%     16.82%
  Class A*             (0.54)%   20.24%    16.34%     16.22%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                     S&P
                                                                                                                SUPERCOMPOSITE
                                              CLASS A                CLASS A*               S&P 500               1500 INDEX
                                              -------                --------               -------             --------------
6/90                                           10000                   9478                  10000                  10000
6/91                                           10899                  10330                  10739                  10739
6/92                                           12993                  12315                  12180                  12180
6/93                                           15538                  14727                  13840                  13840
6/94                                           15509                  14700                  14035                  14035
6/95                                           18058                  17115                  17693                  17619
6/96                                           21848                  20708                  22294                  22100
6/97                                           28737                  27237                  30030                  29381
6/98                                           37922                  35942                  39087                  38032
6/99                                           45641                  43259                  47983                  46151
6/00                                           47910                  45410                  51461                  49892

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (9/9/94)
  Class B                4.23%      20.63%        19.12%
  Class B**             (0.68)%     20.44%        19.05%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                     S&P
                                                                                                                SUPERCOMPOSITE
                                              CLASS B               CLASS B**               S&P 500               1500 INDEX
                                              -------               ---------               -------             --------------
9/94                                           10000                  10000                  10000                  10000
6/95                                           10812                  10812                  11725                  11676
6/96                                           12985                  12985                  14774                  14645
6/97                                           16938                  16938                  19901                  19471
6/98                                           22169                  22169                  25903                  25204
6/99                                           26497                  26497                  31798                  30584
6/00                                           27619                  27519                  34103                  33064

                       One Group Diversified Equity Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                   4.27%        16.72%
  Class C**                 3.29%        16.72%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                                     S&P
                                                                                                                SUPERCOMPOSITE
                                              CLASS C               CLASS C**               S&P 500               1500 INDEX
                                              -------               ---------               -------             --------------
11/97                                          10000                  10000                  10000                  10000
6/98                                           12087                  12087                  12527                  12342
6/99                                           14452                  14452                  15378                  14976
6/00                                           15070                  15070                  16493                  16190

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before it was acquired by the One Group Diversified Equity Fund on March 26, 1996. Prior to March 26, 1996 performance for the Class I shares is based on Class A share performance adjusted to reflect the absence of sales charges.

The performance of the Diversified Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SuperComposite 1500 Index represents the performance of large and small companies in the U.S. stock market.

The S&P SuperComposite 1500 Index consists of the average monthly returns of the S&P 500 Index for periods prior to January 1995. Thereafter, the data is from the S&P SuperComposite 1500 Index, which corresponds with the initiation of the S&P SuperComposite 1500 Index on January 1, 1995.

                            One Group Balanced Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Balanced Fund I share class posted a total return of 5.74%. (For information on other share classes and performance comparisons to indexes, please see pages 34-35.)

WHAT WAS THE FUND'S ASSET ALLOCATION?
The Fund maintained an asset allocation of 60% stocks and 40% bonds throughout the year. This represents a normal positioning for the Fund.

The stock component of the portfolio had an overall large-capitalization orientation and a growth bias throughout the year. But, it's important to note that we don't consciously overweight or underweight a single sector or a single style of stock. Instead, we try to purchase the most attractive stocks, or those offering greater return potential relative to their level of risk, in four different styles--large-capitalization growth, large-capitalization value, mid-capitalization growth and mid-capitalization value.

The fixed income portfolio was invested in a mix of Treasury, agency, corporate, mortgage-backed and asset-backed securities.

HOW WOULD YOU DESCRIBE THE STOCK MARKET CLIMATE?
During the fiscal year investors played tug-of-war between increasing valuations and an increasingly less-friendly Federal Reserve. The last quarter of 1999 saw huge money inflows toward new economy, or "concept," stocks, regardless of valuation. Concept stocks represent an idea or plan, but little in the way of revenue or earnings. Hundreds of stocks enjoyed returns greater than 50%, and for the first time in years it paid huge rewards to invest in a single sector--technology--and almost nothing else. When investors were willing to buy these concepts at any price, our portfolio fared poorly in a relative sense.

The tightening actions of the Federal Reserve have tempered some of this enthusiasm so far in 2000. Many of 1999's big winners, including the concept stocks, fell back to earth, and diversified portfolios once again have been rewarded. The high volatility that's been present since mid-March has placed emphasis on sector neutrality and stock selection, two of our key strengths.

HOW WOULD YOU DESCRIBE THE FIXED INCOME ENVIRONMENT?
During the fiscal year interest rates increased as the U.S. economy continued to surprise investors with high levels of income growth and low inflation. Uncomfortable with the strong economic growth and potential for future inflation, the Federal Reserve began a series of interest rate hikes that eventually pushed up the federal funds rate by 1.75 percentage points. But, more important, short-term market rates rose by more than 1 percentage point, causing prices on many of the portfolio's securities to decline.

In addition, spread volatility remained high during the year, and non-Treasury securities underperformed. (Spreads refer to the differences in yields between non-Treasury bonds, such as agency, corporate and mortgage-backed securities, and comparable-maturity Treasury bonds. When spreads widen, prices on non-Treasury bonds decline, and vice versa.) Several factors contributed to this volatility, including Y2K worries, concerns about a more restrictive Federal Reserve, and speculation that government surpluses would eliminate the federal debt. Furthermore, high levels of growth among certain government agencies led to congressional scrutiny, causing investors to question the future status of securities issued by these agencies. In this volatile environment, higher-quality bonds, such as those represented in the portfolio, outperformed lower-quality securities.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS IN
THE STOCK PORTFOLIO?
Our goal is to find stocks with balance. Within the value style, we want stocks that have good valuations along with catalysts that will bring their true value to light. In the growth universe, we want stocks exhibiting great fundamentals, but at a price that makes sense. This approach was ineffective during the fourth quarter of 1999, when investors shunned balance in favor of price momentum. But, thus far in 2000, our balanced approach once again has proven effective.

We de-emphasized the largest of the large-cap stocks during the fiscal year. We found more opportunities among stocks with market capitalizations of less than $20 billion.

DID THE FUND BENEFIT FROM ANY PARTICULARLY STRONG HOLDINGS?*
The Fund's technology holdings performed very well in absolute terms, but not as well as the technology concept names. The health care sector experienced a significant rebound in the first half of 2000, and many of the Fund's holdings in that area performed well. The

                            One Group Balanced Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

Fund also enjoyed strong performance from many of its financial stock holdings.

WHAT WERE THE STOCK PORTFOLIO'S TOP 10 HOLDINGS?*
As of June 30, 2000, the portfolio's top 10 holdings included General Electric Co. at 3.8% of the portfolio; Intel Corp., 3.6%; Microsoft Corp., 3.2%; Cisco Systems, Inc., 3.1%; Exxon Mobil Corp., 2.8%; Pfizer, Inc., 2.6%; EMC Corp., 2.4%; Citigroup, Inc., 2.3%; Nortel Networks Corp., 2.2%; and American International Group, Inc., 1.8%.

WHAT WAS YOUR STRATEGY IN THE FIXED INCOME PORTFOLIO?
With interest rates on the upswing, we focused on higher-quality, short-maturity securities during the year. In an effort to maintain an attractive yield, we also focused on non-Treasury securities. During the period, the percentage of securities rated below "AAA" decreased, due to increased exposure to government agency debt and agency mortgage-backed securities.

The rising interest rate environment also prompted us to slightly decrease the portfolio's duration during the fiscal year. This helped the portfolio's price performance as rates increased. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) As of June 30, 2000, the portfolio's duration was 3.5 years.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Going forward, we expect the market to trade in a range, with the ceiling provided by anticipated Federal Reserve actions and the floor provided by global healing and an abundance of stocks substantially off their highs. We will continue to focus on a bottom-up stock selection process, building the portfolio one stock at a time. As always, we will seek to uncover attractively valued stocks with improving fundamentals.

In the fixed income portfolio, we will continue to focus on higher-quality, non-Treasury securities because we believe they offer long-term performance advantages. With respect to government-related securities, we likely will continue to emphasize government agency mortgage-backed securities for their yield advantages over Treasuries. In the corporate bond sector, we expect to maintain our focus on higher-quality, shorter-maturity securities due to the perceived uncertainty regarding future U.S. economic growth.

/s/ Michael Weiner
Michael D. Weiner
Team Leader, Balanced Team
Banc One Investment Advisors Corporation

/s/ Douglas Swanson
Douglas S. Swanson
Team Leader, Taxable Bond Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

/s/ Gary J. Madich
Gary J. Madich, CFA
Chief Investment Officer of Fixed Income Securities

Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                            One Group Balanced Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/5/93)
  Class I                5.74%      14.96%        12.44%

VALUE OF $10,000 INVESTMENT

                                                                                                          LIPPER BALANCED FUND
                                                         CLASS I                     S&P 500                      INDEX
                                                         -------                     -------              --------------------
4/93                                                      10000                       10000                       10000
6/93                                                      10129                       10049                       10205
6/94                                                      10027                       10190                       10288
6/95                                                      11636                       12847                       11883
6/96                                                      13356                       16187                       13644
6/97                                                      16048                       21803                       16458
6/98                                                      19597                       28380                       19488
6/99                                                      22094                       34838                       21737
6/00                                                      23363                       37364                       22700

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/2/93)
  Class A                5.48%      14.65%        12.14%
  Class A*              (0.04)%     13.41%        11.31%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                               LIPPER BALANCED
                                              CLASS A                CLASS A*               S&P 500               FUND INDEX
                                              -------                --------               -------            ---------------
4/93                                          10000.00                9479.00               10000.00               10000.00
6/93                                          10124.00                9596.00               10049.00               10205.00
6/94                                          10003.00                9481.00               10190.00               10288.00
6/95                                          11579.00               10976.00               12847.00               11883.00
6/96                                          13255.00               12564.00               16187.00               13644.00
6/97                                          15886.00               15058.00               21803.00               16458.00
6/98                                          19334.00               18326.00               28380.00               19488.00
6/99                                          21742.00               20609.00               34838.00               21737.00
6/00                                          22933.00               21738.00               37364.00               22700.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B                4.67%      13.83%        11.88%
  Class B**             (0.28)%     13.59%        11.88%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                               LIPPER BALANCED
                                              CLASS B               CLASS B**               S&P 500               FUND INDEX
                                              -------               ---------               -------            ---------------
1/94                                           10000                  10000                  10000                  10000
6/94                                            9402                   9402                   9344                   9621
6/95                                           10803                  10803                  11779                  11113
6/96                                           12292                  12292                  14842                  12760
6/97                                           14615                  14615                  19992                  15391
6/98                                           17676                  17676                  26023                  18225
6/99                                           19725                  19725                  31945                  20328
6/00                                           20646                  20646                  34260                  21229

                            One Group Balanced Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (4/5/93)
  Class C                4.64%      13.83%        11.33%
  Class C**              3.64%      13.83%        11.33%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                                                                               LIPPER BALANCED
                                              CLASS C               CLASS C**               S&P 500               FUND INCEX
                                              -------               ---------               -------            ---------------
4/93                                           10000                  10000                  10000                  10000
6/93                                           10103                  10103                  10049                  10205
6/94                                            9902                   9902                  10190                  10288
6/95                                           11379                  11379                  12847                  11883
6/96                                           12931                  12931                  16187                  13644
6/97                                           15386                  15386                  21803                  16458
6/98                                           18605                  18605                  28380                  19488
6/99                                           20769                  20769                  34838                  21737
6/00                                           21736                  21736                  37364                  22700

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Performance for the Class C shares is based on Class I share performance adjusted to reflect the difference in expense ratios and sales charges.

The performance of the Balanced Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Balanced Fund Index is a blended index consisting of both stocks and bonds with a typical stock to bond ratio of around 60% to 40%.

                          One Group Equity Index Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
For the year ended June 30, 2000, One Group Equity Index Fund I share class posted a total return of 6.86%. (For information on other share classes and performance comparisons to indexes, please see pages 37-38.)

As it is designed to do, the Fund posted a total return similar to that of the S&P 500 Index, the unmanaged group of stocks the Fund seeks to track with little or no excess risk. The S&P 500 Index returned 7.25% for the year. The slight difference in returns between the Fund and the Index is due to fees and transaction costs charged to the Fund but not to the Index.

WHAT WERE THE MAJOR FACTORS CONTRIBUTING TO FUND PERFORMANCE?
In general, acceleration in earnings growth and quality of earnings of stocks in the Index helped boost performance in the latter part of 1999. The Index's performance slowed down during the first six months of 2000, due to the pressures from the lack of pricing power, growing wage costs and rising interest rates.

Our practice of purchasing and selling stocks in anticipation to the addition or deletion from the Index helped to recover some of the costs associated with the Fund. We systematically purchase those companies that are going to enter the Index and sell those that are exiting based on Standard & Poor's announcements of upcoming changes. This strategy has helped provide positive excess return.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The majority of the market sectors posted positive performance. Most notable, though, was the technology sector, where attention continued to narrow and shift toward the most extended, volatile and richly valued "new economy" stocks. For the first half of the fiscal year, technology was the major contributor to the Index's returns. But, during the second half of fiscal 2000, technology stocks were laggards, and "old economy" stocks gained ground.

Index performance also was enhanced in the first half of the fiscal year by the performance of basic materials companies, which continued to benefit from favorable commodity prices. Specifically, within this sector specialty chemicals and paper/forest products experienced steadily accelerating earnings.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
The major changes in the Fund's holdings during the year resulted from merger and acquisition activity and the quarterly rebalancings of the Index. As of June 30, 2000, the Fund's top 10 holdings included General Electric Co. at 4.0% of the portfolio; Intel Corp., 3.6%; Cisco Systems, Inc., 3.5%; Microsoft Corp., 3.3%; Pfizer, Inc., 2.4%; Exxon Mobil Corp., 2.2%; Wal-Mart Stores, Inc., 2.0%; Oracle Corp., 1.8%; Nortel Networks Corp., 1.7%; and Citigroup, Inc., 1.7%. All were among the top 10 at the end of fiscal 1999 except Oracle, Nortel Networks and Citigroup.

WHAT IS YOUR OUTLOOK FOR THE FUND?
It's possible that the equity market leadership may be on the verge of change over the next few months, as investors respond to the inconsistency between the pace of economic growth and consumption. The major concern would be more prolonged Federal Reserve tightening than the consensus expects. But, as long as more dramatic tightening is not in store, the majority of the S&P 500 stocks should produce operating profit growth in the double-digit range similar to fiscal 2000.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities
Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                          One Group Equity Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year       (7/2/91)
  Class I                6.86%      23.41%        18.46%

VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                            S&P 500
                                                                          -------                            -------
7/91                                                                       10000                              10000
6/92                                                                       11211                              11341
6/93                                                                       12673                              12887
6/94                                                                       12753                              13068
6/95                                                                       16043                              16475
6/96                                                                       20129                              20759
6/97                                                                       27033                              27962
6/98                                                                       35077                              36396
6/99                                                                       42972                              44679
6/00                                                                       45921                              47918

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (2/18/92)
  Class A                6.61%      23.09%        18.16%
  Class A*               1.01%      21.76%        17.39%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS A                    CLASS A*                     S&P 500
                                                         -------                    --------                     -------
2/92                                                      10000                        9473                       10000
6/92                                                      10047                        9518                        9992
6/93                                                      11328                       10731                       11354
6/94                                                      11391                       10791                       11514
6/95                                                      14289                       13536                       14515
6/96                                                      17883                       16941                       18289
6/97                                                      23953                       22691                       24635
6/98                                                      30981                       29349                       32066
6/99                                                      37865                       35871                       39363
6/00                                                      40367                       38240                       42217

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B                5.80%      22.15%        19.73%
  Class B**              0.80%      21.97%        19.73%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS B                    CLASS B**                    S&P 500
                                                         -------                    ---------                    -------
1/94                                                      10000                       10000                       10000
6/94                                                       9443                        9443                        9344
6/95                                                      11764                       11764                       11779
6/96                                                      14594                       14594                       14842
6/97                                                      19400                       19400                       19992
6/98                                                      24925                       24925                       26023
6/99                                                      30239                       30239                       31945
6/00                                                      31993                       31993                       34260

                          One Group Equity Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (11/4/97)
  Class C                   5.84%        18.17%
  Class C**                 4.84%        18.17%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS C                    CLASS C**                    S&P 500
                                                         -------                    ---------                    -------
11/97                                                     10000                       10000                       10000
6/98                                                      12107                       12107                       12527
6/99                                                      14712                       14712                       15378
6/00                                                      15570                       15570                       16493

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Equity Index Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

                     One Group Market Expansion Index Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
One Group Market Expansion Index Fund I share class offered a total return of 14.30% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see pages 40-41.)

As it is designed to do, the Fund's performance closely matched that of a market cap-adjusted average of the returns on the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Fund has management fees and transaction expenses that do not apply to the indexes.

WHAT CONTRIBUTED TO THE FUND'S RETURN?
The market remained kind to mid cap growth stocks during the year, as investors continued to expand their horizons beyond the market's largest, growth-oriented offerings. That interest in a broader range of stocks also trickled down to the small cap arena, where investors found many of the high-flying technology names that experienced significant growth in late 1999 and early 2000.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
The majority of the market sectors posted positive performance. Most notable, though, was the technology sector, where attention continued to narrow and shift toward the most extended, volatile and richly valued stocks. For the first half of the fiscal year, technology was the major contributor to the Fund's returns. But, during the second half of fiscal 2000, technology stocks were laggards, and old economy stocks gained ground.

Index performance also was enhanced in the first half of the fiscal year by the performance of basic materials companies, which continued to benefit from favorable commodity prices. Specifically, within this sector specialty chemicals and paper/forest products experienced steadily accelerating earnings.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Vitesse Semiconductor Corp. at 1.1% of the portfolio; Calpine Corp., 1.0%; Univision Communications, Inc., 0.9%; Dynegy, Inc., 0.9%; Millennium Pharmaceuticals, 0.8%; Jabil Circuit, 0.7%; Chiron Corp., 0.7%; Stryker Corp., 0.7%; Forest Laboratories, Inc., 0.7%; and Waters Corp., 0.7%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
It's possible that the equity market leadership may be on the verge of change over the next few months, as investors respond to the inconsistency between the pace of economic growth and consumption. The major concern would be more prolonged Federal Reserve tightening than the consensus expects. But, as long as more dramatic tightening is not in store, the majority of the benchmarks' stocks should produce operating profit growth in the double-digit range similar to fiscal 2000.

/s/ Richard R. Jandrain III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                     One Group Market Expansion Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (7/31/98)
  Class I                  14.30%        15.30%

VALUE OF $10,000 INVESTMENT

                                                         CLASS I                 S&P MIDCAP 400             S&P SMALLCAP 600
                                                         -------                 --------------             ----------------
7/98                                                    10000.00                    10000.00                    10000.00
6/99                                                    11490.00                    12191.00                    10578.00
6/00                                                    13134.00                    14261.00                    12100.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (7/31/98)
  Class A                  13.93%        14.98%
  Class A*                 7.94%         11.81%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                              CLASS A                CLASS A*            S&P MIDCAP 400        S&P SMALLCAP 600
                                              -------                --------            --------------        ----------------
7/98                                          10000.00               10000.00               10000.00               10000.00
6/99                                          11466.00               10869.00               12191.00               10578.00
6/00                                          13064.00               12383.00               14261.00               12100.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (7/31/98)
  Class B                  13.06%        15.00%
  Class B**                8.80%         13.30%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                              CLASS B               CLASS B**            S&P MIDCAP 400        S&P SMALLCAP 600
                                              -------               ---------            --------------        ----------------
7/98                                          10000.00               10000.00               10000.00               10000.00
6/99                                          11559.00               11559.00               12191.00               10578.00
6/00                                          13068.00               12702.00               14261.00               12100.00

                     One Group Market Expansion Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                           1 Year      (3/22/99)
  Class C                  13.11%        21.78%
  Class C**                12.26%        21.78%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                              CLASS C               CLASS C**            S&P MIDCAP 400        S&P SMALLCAP 600
                                              -------               ---------            --------------        ----------------
3/99                                          10000.00               10000.00               10000.00               10000.00
6/99                                          11364.00               11364.00               11416.00               11542.00
6/00                                          12853.00               12853.00               13354.00               13202.00

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of the Pegasus Market Expansion Index Fund for the period prior to the acquisition by the One Group Market Expansion Index Fund on March 22, 1999.

The performance of the Market Expansion Index Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the mid-cap stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600 Index is an unmanaged index generally representative of the small companies stock market.

                   One Group International Equity Index Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?

For the year ended June 30, 2000, One Group International Equity Index Fund I share class posted a total return of 18.09%. (For information on other share classes and performance comparisons to indexes, please see pages 43-44.)

The Fund employs a passive strategy whereby we invest 92% of assets in the developed international markets in a manner designed to track the Morgan Stanley Capital International Europe, Australia, Far East Gross Domestic Product (EAFE
GDP) Index. We invest the remaining 8% of assets to track a benchmark of equally weighted emerging markets.

HOW WOULD YOU DESCRIBE EVENTS IN THE INTERNATIONAL STOCK MARKET?

International equity markets advanced during the fiscal year. Global economic healing continued, and economic growth forecasts were consistently upgraded and stronger than consensus expectations. In addition, inflation remained in check, and several markets-- particularly emerging markets--traded at attractive valuations.

In Europe, equity markets returned 15% during the fiscal year, as economic growth expectations continued to improve, the increase in core inflation remained modest and corporate earnings were revised higher. With economic growth showing signs of life, inflation rising from low levels and money supply growth
(M3) still strong, the European Central Bank (ECB) for the first time increased short-term interest rates during the fourth quarter of 1999. European M3 continued to increase by more than 6% during the year. This economic variable is identified as the most important inflation indicator for the ECB, and the ECB hiked interest rates five times, from 3.0% to 4.25%. The best performing developed equity markets in Europe during the year were Finland, with a return of 101%, followed by Sweden, up 65%, and France, which rose 36%.

In Asia, developed equity markets advanced 22%, with Japan gaining 27%. The yen's appreciation of approximately 13% against the dollar mirrored investors' growing confidence in the sustainability of the nascent Japanese recovery and the impact on corporate profits. In emerging Asia, stock markets declined in aggregate by 8%. India, with a return of 32%, benefited from the "new economy" going global. World Trade Organization entry acceptance and a reduction in tensions with Taiwan enabled China to rebound late in the year, but it still lagged the region with a decline of 30%. The two countries that have instituted the least policy actions in reaction to the Asian crises performed the worst:
Indonesia, which declined 48% as it struggles with political uncertainty and unrest, and Thailand, which declined 41%.

In Latin America, stock markets returned 17%. Continued economic growth, improving fiscal accounts from higher oil prices, and cheap valuations supported higher equity prices. The best-performing equity markets during the year were Brazil, with a return of 41%, Venezuela, with a gain of 12%, and Mexico, which advanced 11%.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*

The Fund's largest country weightings as of June 30, 2000, were Japan, at 31.5% of the portfolio; Germany, 12.7%; France, 11.8%; Italy, 8.2%; and United Kingdom, 7.9%. As of June 30, 2000, the Fund's top 10 stock holdings included Toyota Motor, at 2.1% of the portfolio's assets; Deutsche Telecom, 2.0%; Nippon Telegraph and Telephone, 2.0%; Vodafone Airtouch, 1.6%; France Telecom, 1.4%; Siemens, 1.3%; Allianze, 1.3%; Nokia, 1.3%; Telecom Italia Mobile, 1.2%; and ENI, 1.2%.

WHAT IS YOUR OUTLOOK FOR THE FUND?

The outlook for international markets remains positive, with improving economic growth prospects and cheaper stock valuations compared to the U.S. equity market. We will continue our strategy of tracking the EAFE GDP Index with the bulk of the Fund's assets and investing broadly across the emerging markets.

/s/ Clyde Carter
Clyde L. Carter, Jr.
Team Leader, International Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain, III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation
------------
* Holdings are subject to change.

Please refer to the prospectus and accompanying financial statements for more information about the Fund.

                   One Group International Equity Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (10/28/92)
  Class I               18.09%      12.91%        13.31%

VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                         MSCI EAFE-GDP
                                                                          -------                         -------------
10/92                                                                     10000.00                           10000.00
6/93                                                                      11812.00                           12189.00
6/94                                                                      13636.00                           14456.00
6/95                                                                      14209.00                           14984.00
6/96                                                                      15801.00                           16864.00
6/97                                                                      18114.00                           19284.00
6/98                                                                      19842.00                           22204.00
6/99                                                                      22080.00                           24388.00
6/00                                                                      26073.00                           29206.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (4/23/93)
  Class A               17.58%      12.69%        11.35%
  Class A*              11.38%      11.48%        10.51%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS A                    CLASS A*                  MSCI EAFE-GDP
                                                         -------                    --------                  -------------
4/93                                                      10000                        9472                       10000
6/93                                                       9958                        9432                        9981
6/94                                                      11469                       10864                       11837
6/95                                                      11913                       11285                       12269
6/96                                                      13247                       12548                       13808
6/97                                                      15142                       14343                       15790
6/98                                                      16557                       15683                       18181
6/99                                                      18413                       17441                       19969
6/00                                                      21650                       20508                       23914

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                  Since
                                                Inception
                        1 Year      5 Year      (1/14/94)
  Class B               16.99%      11.75%        10.05%
  Class B**             11.99%      11.49%        10.05%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS B                    CLASS B**                 MSCI EAFE-GDP
                                                         -------                    ---------                 -------------
1/94                                                    10000.00                    10000.00                    10000.00
6/94                                                    10323.00                    10323.00                    10057.00
6/95                                                    10650.00                    10650.00                    10424.00
6/96                                                    11712.00                    11712.00                    11732.00
6/97                                                    13277.00                    13277.00                    13415.00
6/98                                                    14402.00                    14402.00                    15446.00
6/99                                                    15864.00                    15864.00                    16966.00
6/00                                                    18559.00                    18559.00                    20318.00

                   One Group International Equity Index Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                          1 Year       (11/4/97)
  Class C                 16.92%         16.72%
  Class C**               15.92%         16.72%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS C                    CLASS C**                 MSCI EAFE-GDP
                                                         -------                    ---------                 -------------
11/97                                                     10000                       10000                       10000
6/98                                                      11634                       11634                       12314
6/99                                                      12889                       12889                       13525
6/00                                                      15070                       15070                       16197

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

International investing involves increased risk and volatility.

The performance of the International Equity Index Fund is measured against the Morgan Stanley Capital International (MSCI) EAFE-GDP Index(1), an unmanaged index generally representative of the performance of international stock markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

------------
(1) Gross Domestic Product (GDP) Weighted Morgan Stanley Capital International Europe, Australasia and Far East Index. MSCI EAFE-GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

                    One Group Diversified International Fund

Portfolio Performance Review
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

HOW DID THE FUND PERFORM?
One Group Diversified International Fund I share class posted a total return of 20.97% for the year ended June 30, 2000. (For information on other share classes and performance comparisons to indexes, please see pages 46-47.)

HOW WOULD YOU DESCRIBE EVENTS IN THE INTERNATIONAL STOCK MARKET?
International equity markets advanced during the fiscal year. Global economic healing continued, and economic growth forecasts were consistently upgraded and stronger than consensus expectations. In addition, inflation remained in check, and several markets--particularly emerging markets--traded at attractive valuations.

WHAT WERE YOUR PRIMARY STRATEGIES AND TACTICS?
Our primary investment strategy is to invest in countries with improving economic and stock market fundamentals at reasonable valuation levels. During the fiscal year the global economy began to heal from the worst of the economic recessions in several Asian countries. In anticipation of improving fundamentals in Asia, we increased the Fund's investments in Korea, Taiwan and India. We funded these purchases by reducing exposure to Europe.

As the phenomenon of the "new economy" went global, we increased the Fund's weightings toward Finland and Sweden. Many of the top-performing new-economy stocks in the communication technology sector are located in these Scandinavian countries. Furthermore, Finland and Sweden were among the fiscal year's strongest performers, so increasing the Fund's weighting enhanced overall performance.

We also increased the Fund's exposure to select emerging markets. With many of these countries trading at attractive valuations, this strategy also contributed positively to Fund performance.

WHAT COUNTRIES DID YOU EMPHASIZE?
Our investment approach focuses on country selection based on favorable macroeconomic and investment variables. The countries we emphasized during the year included Japan, with a 21% average portfolio weight; United Kingdom, 13%; Finland, 9%; France, 7% and Germany, 7%.

WHAT WERE THE FUND'S TOP 10 HOLDINGS?*
As of June 30, 2000, the Fund's top 10 holdings included Nokia at 7.2% of the portfolio; Samsung Electronics, 1.5%; Vodafone, 1.4%; Telefonica de Espana, 1.4%; LM Ericsson, 1.4%; Telefonos de Mexico, 1.3%; Nippon Telegraph and Telephone, 1.2%; Sony, 1.1%; British Petroleum, 1.1%; and Total Fina SA, .5%.

WHAT IS YOUR OUTLOOK FOR THE FUND?
The outlook for international markets remains positive, with improving economic growth prospects and attractive stock market valuations compared to the U.S. equity market. We will continue to look for countries that offer superior expected returns while providing some protection from the volatile U.S. market. We continue to recommend that investors have a portion of their assets invested internationally to capture the benefits of portfolio diversification and potential capital appreciation.

/s/ Clyde Carter
Clyde L. Carter, Jr.
Team Leader, International Team
Banc One Investment Advisors Corporation

/s/ Richard R. Jandrain, III
Richard R. Jandrain, III
Chief Investment Officer of Equity Securities

Banc One Investment Advisors Corporation

------------
* Holdings are subject to change.

Please refer to the prospectus and the accompanying financial statements for more information about the Fund.

                    One Group Diversified International Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (4/30/86)
  Class I              20.97%    12.68%     7.31%     10.45%

VALUE OF $10,000 INVESTMENT

                                                                          CLASS I                        MSCI EAFE + EMF
                                                                          -------                        ---------------
6/90                                                                       10000                              10000
6/91                                                                        8316                               8940
6/92                                                                        8602                               9018
6/93                                                                        9216                              10869
6/94                                                                       10625                              12865
6/95                                                                       11155                              13063
6/96                                                                       12377                              14766
6/97                                                                       14021                              16763
6/98                                                                       15041                              16962
6/99                                                                       16746                              18636
6/00                                                                       20258                              21736

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (4/30/86)
  Class A              20.66%    12.43%     7.20%     10.36%
  Class A*             14.30%    11.23%     6.62%      9.94%

* Reflects 5.25% Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS A                    CLASS A*                 MSCI EAFE + EMF
                                                         -------                    --------                 ---------------
6/90                                                    10000.00                     9478.00                    10000.00
6/91                                                     8316.00                     7882.00                     8940.00
6/92                                                     8602.00                     8153.00                     9018.00
6/93                                                     9216.00                     8735.00                    10869.00
6/94                                                    10636.00                    10080.00                    12865.00
6/95                                                    11155.00                    10572.00                    13063.00
6/96                                                    12388.00                    11741.00                    14766.00
6/97                                                    13965.00                    13236.00                    16763.00
6/98                                                    14951.00                    14171.00                    16962.00
6/99                                                    16604.00                    15737.00                    18636.00
6/00                                                    20035.00                    18989.00                    21736.00

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                                       Since
                                                     Inception
                       1 Year    5 Year    10 Year   (4/30/86)
  Class B              19.77%    11.68%     6.84%     10.10%
  Class B**            14.77%    11.42%     6.84%     10.10%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS B                    CLASS B**                MSCI EAFE + EMF
                                                         -------                    ---------                ---------------
6/90                                                      10000                       10000                       10000
6/91                                                       8318                        8318                        8940
6/92                                                       8600                        8600                        9018
6/93                                                       9210                        9210                       10869
6/94                                                      10621                       10621                       12865
6/95                                                      11151                       11151                       13063
6/96                                                      12381                       12381                       14766
6/97                                                      13760                       13760                       16763
6/98                                                      14659                       14659                       16962
6/99                                                      16174                       16174                       18636
6/00                                                      19371                       19371                       21736

                    One Group Diversified International Fund

--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

                                 AVERAGE ANNUAL
                        TOTAL RETURN AS OF JUNE 30, 2000

                                         Since
                                       Inception
                          1 Year       (3/22/99)
  Class C                 19.76%         19.28%
  Class C**               18.76%         19.28%

** Reflects Applicable Contingent Deferred Sales Charge.
VALUE OF $10,000 INVESTMENT

                                                         CLASS C                    CLASS C**                MSCI EAFE + EMF
                                                         -------                    ---------                ---------------
3/99                                                      10000                       10000                       10000
6/99                                                      10453                       10453                       10449
6/00                                                      12518                       12518                       12187

The performance data quoted represents past performance and is not an indication of future results. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

International investing involves increased risk and volatility.

The Diversified International Fund commenced operations as the Pegasus International Equity Fund on December 3, 1994 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus International Equity Fund prior to the acquisition by the One Group Diversified International Fund on March 22, 1999.

The performance of the Diversified International Fund is measured against the Morgan Stanley Capital International (MSCI) EAFE + EMF Index, an unmanaged index generally representative of the performance of international stock markets and of emerging markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

One Group Mutual Funds
Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 COMMERCIAL PAPER (4.0%):
Diversified (4.0%):
 $14,500    GE Capital Corp., 6.76%, 9/15/00.....  $ 14,304
                                                   --------
  Total Commercial Paper                             14,304
                                                   --------
COMMON STOCKS (94.0%):
Business Equipment & Services (17.6%):
      13    Administaff, Inc. (b)................       826
      33    Advance Paradigm, Inc. (b)...........       677
      40    Advo, Inc. (b).......................     1,667
     102    American Management Systems (b)......     3,342
      32    Catalina Marketing Corp. (b).........     3,295
      69    Choicepoint, Inc. (b)................     3,062
     118    Ciber, Inc. (b)......................     1,557
      35    Click Commerce, Inc. (b).............       792
      13    Concord Communications, Inc. (b).....       522
      92    Dendrite International, Inc. (b).....     3,048
      75    eLoyalty Corp. (b)...................       952
      69    Factset Research Systems, Inc. ......     1,946
      26    Heidrick & Struggles International
              (b)................................     1,635
      70    Henry (Jack) & Associates............     3,524
      29    HNC Software, Inc. (b)...............     1,802
      63    Hyperion Solutions Corp. (b).........     2,031
      43    Insight Enterprises, Inc. (b)........     2,568
      49    Maximus, Inc. (b)....................     1,073
      64    National Computer Systems, Inc. .....     3,132
      45    Prepaid Legal Services, Inc. (b).....     1,344
     122    Profit Recovery Group International
              (b)................................     2,027
      21    Radisys Corp. (b)....................     1,175
      68    RSA Security, Inc. (b)...............     4,688
      35    Saga Systems, Inc. (b)...............       429
     141    SEI Corp. ...........................     5,617
      69    Snyder Communications, Inc. (b)......     1,627
      30    Startek, Inc. (b)....................     1,526
     102    True North Communications, Inc. .....     4,484
      48    Zebra Technologies Corp., Class A
              (b)................................     2,118
                                                   --------
                                                     62,486
                                                   --------
Capital Goods (7.8%):
      53    C&D Technologies, Inc. ..............     2,966
      49    C-COR.net Corp. (b)..................     1,320
      24    Coherent, Inc. (b)...................     2,013
      72    Crane Co. ...........................     1,741
      51    Electro Scientific Industries, Inc.
              (b)................................     2,237
      54    Graco, Inc. .........................     1,758
      43    Helix Technology Corp. ..............     1,665
     103    Insituform Technologies, Inc. (b)....     2,786
      60    Manitowoc Co., Inc. .................     1,592
      70    Methode Electronics, Class A.........     2,688
      48    Roper Industries, Inc. ..............     1,240
      34    Technitrol, Inc. ....................     3,265
      63    Vicor Corp. (b)......................     2,200
                                                   --------
                                                     27,471
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Durable (2.2%):
     105    Copart, Inc. (b).....................  $  1,685
     186    Gentex Corp. (b).....................     4,668
      44    Polaris Industries, Inc. ............     1,414
                                                   --------
                                                      7,767
                                                   --------
Consumer Non-Durable (4.1%):
      61    AptarGroup, Inc. ....................     1,639
      52    Beringer Wine Estates Holdings,
              Inc. (b)...........................     1,840
      34    Biomatrix, Inc. (b)..................       774
      48    Fossil, Inc. (b).....................       939
      46    Hain Celestial Group, Inc. (b).......     1,702
     152    Ivex Packaging Corp. (b).............     1,689
      40    Libbey, Inc. ........................     1,272
      57    Salton, Inc. (b).....................     2,091
      34    Timberland Co., Class A (b)..........     2,435
                                                   --------
                                                     14,381
                                                   --------
Energy (3.8%):
      28    Atwood Oceanics, Inc (b).............     1,260
      62    Barrett Resources Corp. (b)..........     1,900
      26    Cal Dive International, Inc. (b).....     1,382
      85    Cross Timers Oil Co. ................     1,876
      81    Newfield Exploration Co. (b).........     3,162
      77    Pogo Producing Co. ..................     1,704
      35    Stone Energy Corp. (b)...............     2,103
                                                   --------
                                                     13,387
                                                   --------
Financial Services (4.5%):
      69    Arthur J. Gallagher & Co. ...........     2,906
      17    Barra, Inc. (b)......................       828
      49    Commerce Bancorp, Inc. ..............     2,253
      64    Eaton Vance Corp. ...................     2,979
      41    Investors Financial Services
              Corp. .............................     1,643
      41    Pioneer Group, Inc. (b)..............     1,737
      64    Silicon Valley Bankshares (b)........     2,719
      82    Trustco Bank Corp. ..................     1,026
                                                   --------
                                                     16,091
                                                   --------
Health Care (16.1%):
      79    Alliance Pharmaceutical Corp. (b)....       890
      67    Alpharm, Inc., Class A...............     4,140
      63    Barr Laboratories, Inc. (b)..........     2,830
      78    BIO Technology General Corp. (b).....     1,030
      65    Cephalon, Inc. (b)...................     3,880
      50    Cor Therapeutics, Inc. (b)...........     4,291
      48    Enzo Biochem, Inc. (b)...............     3,326
     121    Hooper Holmes, Inc. .................       966
     125    Jones Pharma, Inc. ..................     5,001
      28    Medicis Pharmaceuticals, Inc. (b)....     1,596
      38    Mentor Corp. ........................     1,025
      39    Noven Pharmaceuticals, Inc. (b)......     1,160
      70    Orthodontic Centers of America (b)...     1,584

Continued

One Group Mutual Funds
Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
      62    Patterson Dental Co. (b).............  $  3,172
      22    Priority Healthcare Corp., Class B
              (b)................................     1,620
      37    Protein Design Labs, Inc. (b)........     6,154
      67    Regeneron Pharmaceuticals, Inc.
              (b)................................     1,994
      70    Renal Care Group, Inc. (b)...........     1,709
      53    Resmed, Inc. (b).....................     1,428
      68    Summit Technology, Inc. (b)..........     1,276
      23    Syncor International Corp. (b).......     1,634
      50    Vertex Pharmaceuticals, Inc. (b).....     5,259
      31    Wesley Jessen VisionCare, Inc. (b)...     1,164
                                                   --------
                                                     57,129
                                                   --------
Multi-Industry (0.5%):
      45    Optimal Robotics Corp. (b)...........     1,723
                                                   --------
Raw Materials (3.7%):
      97    Buckeye Technologies, Inc. (b).......     2,135
      85    Cambrex Corp. .......................     3,820
      41    MacDermid, Inc. .....................       971
      39    Techne Corp. (b).....................     5,095
      60    Valence Technology, Inc. (b).........     1,101
                                                   --------
                                                     13,122
                                                   --------
Retail (3.4%):
      58    99 Cents Only Stores (b).............     2,324
      48    Applebees International, Inc. .......     1,464
      56    Cheesecake Factory, Inc. (b).........     1,535
      35    Cost Plus Inc./California (b)........       995
      41    Delta Pine & Land Co. ...............     1,033
      65    Jack in the Box, Inc. (b)............     1,593
      51    Sonic Corp. (b)......................     1,495
      39    Whole Foods Market, Inc. (b).........     1,628
                                                   --------
                                                     12,067
                                                   --------
Technology (27.9%):
      45    Actel Corp. (b)......................     2,053
      65    Adative Broadband Corp. (b)..........     2,370
      35    Aeroflex, Inc. (b)...................     1,749
      18    Alliant Techsystems, Inc. (b)........     1,207
      67    Alpha Industries, Inc. (b)...........     2,957
      35    American Xtal Technology, Inc. (b)...     1,505
      42    Apex, Inc. (b).......................     1,833
      16    Artesyn Technologies, Inc. (b).......       445
      79    Aspect Communications Corp. (b)......     3,110
      42    Aspen Technology, Inc. (b)...........     1,605
      43    Aware, Inc. (b)......................     2,198
      35    Black Box Corp. (b)..................     2,755
     104    Cognex Corp. (b).....................     5,361
      38    Cohu, Inc. ..........................     1,017
      55    CTS Corp. ...........................     2,466
      39    Cybex Computer Products Corp. (b)....     1,675
     112    Dallas Semi-Conductor Corp. .........     4,576

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology, continued:
     125    Digital Microwave Corp. (b)..........  $  4,754
      29    Dionex Corp. (b).....................       786
      68    Dycom Industries, Inc. (b)...........     3,117
       5    Exfo Electro-Optical Engineering,
              Inc. (b)...........................       219
      64    Filenet Corp. (b)....................     1,182
      74    General Semiconductor, Inc. (b)......     1,086
      23    Great Plains Software, Inc. (b)......       449
      42    Intervoice, Inc. (b).................       274
     173    Kemet Corp. (b)......................     4,336
      48    Kulicke & Soffa Industries, Inc.
              (b)................................     2,862
      95    Lattice Semiconductor Corp. (b)......     6,582
      40    Mercury Computer Systems, Inc. (b)...     1,302
      88    National Instruments Corp. (b).......     3,848
     137    P-Com, Inc. (b)......................       776
      92    Pinnacle Systems, Inc. (b)...........     2,078
      31    Plantronics, Inc. (b)................     3,569
      30    Plexus Corp. (b).....................     3,401
      77    Progress Software Corp. (b)..........     1,379
      41    Project Software & Development,
              Inc. (b)...........................       733
      23    Proxim, Inc. (b).....................     2,237
      59    Remedy Corp. (b).....................     3,278
      62    Systems & Computer Technology
              Corp. (b)..........................     1,240
      35    Three Five Systems, Inc. (b).........     2,089
      44    Trimble Navigation, Ltd. (b).........     2,128
      30    Varian Medical Systems, Inc. (b).....     1,174
      49    Verity, Inc. (b).....................     1,858
      42    Xircom, Inc. (b).....................     1,986
      30    Zixit Corp. (b)......................     1,359
                                                   --------
                                                     98,964
                                                   --------
Transportation (2.2%):
      33    Atlantic Coast Airlines, Inc. (b)....     1,048
      46    EGL, Inc. (b)........................     1,408
      88    Expeditors International of
              Washington, Inc. ..................     4,199
      22    Landstar System, Inc. (b)............     1,293
                                                   --------
                                                      7,948
                                                   --------
Utilities (0.2%):
      94    TALK.com, Inc. (b)...................       548
                                                   --------
  Total Common Stocks                               333,084
                                                   --------
U.S. TREASURY OBLIGATIONS (0.4%):
U.S. Treasury Bills (0.4%):
 $   440    7/20/00 (c)..........................       439
     920    9/21/00 (c)..........................       908
                                                   --------
  Total U.S. Treasury Obligations                     1,347
                                                   --------

Continued

One Group Mutual Funds
Small Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 INVESTMENT COMPANIES (4.0%):
  14,049    One Group Prime Money Market Fund,
              Class I............................  $ 14,049
                                                   --------
  Total Investment Companies                         14,049
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (12.3%):
Master Notes (1.4%):
 $ 2,123    Bear Stearns, 7.40%, 7/3/00*.........     2,123
     530    Danaher, 7.31%, 7/3/00*..............       530
   1,202    General Mills, 6.83%, 7/3/00*........     1,202
     530    Lehman Brothers, 7.44%, 7/3/00*......       530
     530    Willamette, 6.92%, 7/3/00*...........       530
                                                   --------
                                                      4,915
                                                   --------
Put Bonds (4.2%):
     884    Associates Corp., 7.00%, 9/17/01*....       894
   1,414    Bank of America, 6.32%, 7/5/01*......     1,431
   1,061    Caterpillar Finance, 7.05%,
              5/1/01*............................     1,061
     884    Chase Manhattan, 7.11%, 5/6/02*......       884
     884    Ford Motor, 7.03%, 4/11/02*..........       884
     884    GMAC, 7.07%, 5/3/01*.................       884
     354    Greenwich Capital Markets, 7.10%,
              7/9/01*............................       354
     884    J.P. Morgan & Co., 7.01%, 5/4/01*....       884
   1,061    Liberty Lighthouse, 7.08%,
              4/12/02*...........................     1,060
     884    Merrill Lynch, 7.16%, 5/6/02*........       884
     884    Salomon Smith Barney, 6.81%,
              4/8/02*............................       884
     407    Salomon Smith Barney, 6.90%,
              2/5/01*............................       407
   1,061    Sigma Financial, 6.91%, 5/15/01*.....     1,061
     884    Sigma Financial, 6.93%, 1/22/01*.....       884
   1,414    SPARCC, 6.65%, 9/25/00*..............     1,414
     884    U.S. Bancorp, 6.78%, 5/8/02*.........       884
                                                   --------
                                                     14,754
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements (6.7%):
 $   108    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $491 various
              U.S. Government securities,
              5.73% - 8.00%,
              1/15/02 - 2/15/28, market value
              $117)..............................  $    108
  10,609    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $11,226 various
              Commercial Paper, 0.00%,
              7/3/00 - 8/14/00, market value
              $11,176)...........................    10,609
   2,652    HSBC, 7.25%, 7/3/00, (Collateralized
              by $4,432 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $2,705)............................     2,652
     980    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $1,029 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $1,010).....       980
     530    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value $562).....       530
   8,840    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $9,391 various
              Commercial Paper, 0.00%,
              7/3/00 - 3/9/01, market value
              $9,283)............................     8,840
                                                   --------
                                                     23,719
                                                   --------
  Total Short-Term Securities Held as Collateral
  for
    Securities Lending
                                                     43,388
                                                   --------
Total (Cost $354,653) (a)                          $406,172
                                                   ========

------------

Percentages indicated are based on net assets of $354,097.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax reporting of approximately $2,505. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 67,356
                   Unrealized depreciation......................   (18,342)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 49,014
                                                                  ========

(b) Non-income producing securities.

(c) Serves as collateral for Futures Contracts.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 COMMON STOCKS (99.7%):
Business Equipment & Services (4.8%):
    110     G & K Services, Inc., Class A........  $  2,757
    140     Kelly Services, Inc. ................     3,237
     40     National Service Industries, Inc. ...       780
     43     Pittston Brink's Group...............       582
    266     Unifirst Corp. ......................     2,091
                                                   --------
                                                      9,447
                                                   --------
Capital Goods (9.3%):
    114     Cummins Engine, Inc. ................     3,106
     45     Federal Signal Corp. ................       743
     70     Hubbell, Inc., Class B...............     1,785
    163     Interface, Inc. .....................       623
     30     Lawson Products, Inc. ...............       739
     40     Lincoln Electric Holdings, Inc. .....       570
     36     Nacco Industries, Inc., Class A......     1,279
    100     Snap-On, Inc. .......................     2,662
     65     Tecumseh Products Co. ...............     2,481
     95     Trinity Industries, Inc. ............     1,758
    100     Wabash National Corp. ...............     1,194
    108     Watts Industries, Inc., Class A......     1,357
                                                   --------
                                                     18,297
                                                   --------
Commercial Services (2.8%):
    140     A.H. Belo Corp. .....................     2,424
     95     Arctic Cat, Inc. ....................     1,128
     70     Banta Corp. .........................     1,326
     83     Thomas Nelson, Inc. .................       706
                                                   --------
                                                      5,584
                                                   --------
Consumer Durable (3.2%):
     73     Arvin Industries, Inc. ..............     1,260
     40     Borg Warner Automotive, Inc. ........     1,404
     55     Brunswick Corp. .....................       911
     88     Intermet Corp. ......................       605
    110     Simpson Industries, Inc. ............       828
     68     Tower Automotive, Inc. (b)...........       844
    105     Transpro, Inc. ......................       532
                                                   --------
                                                      6,384
                                                   --------
Consumer Non-Durable (8.2%):
    100     American Greeting Corp., Class A.....     1,900
     97     Dean Foods Co. ......................     3,058
     15     Earthgrains Co. .....................       292
      0     Farmer Brothers Co. (c)..............        35
     80     Hormel Foods Corp. ..................     1,338
     78     IBP, Inc. ...........................     1,196
    128     Kellwood Co. ........................     2,693
     41     Myers Industries, Inc. ..............       441
     25     Phillips-Van Heusen Corp. ...........       238
    136     Smithfield Foods, Inc. (b)...........     3,802

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      5     Stride Rite Corp. ...................  $     29
     68     Universal Foods Corp. ...............     1,249
                                                   --------
                                                     16,271
                                                   --------
Energy (3.8%):
     91     Ashland Co., Inc. ...................     3,173
     55     Pennzoil-Quaker State Co. ...........       663
     50     Sunoco, Inc. ........................     1,472
     25     Tesoro Petroleum Corp. (b)...........       253
     25     Tidewater, Inc. .....................       900
     45     Ultramar Diamond Shamrock Corp. .....     1,117
                                                   --------
                                                      7,578
                                                   --------
Financial Services (17.4%):
    120     Banknorth Group, Inc. ...............     1,839
     40     Commerce Group, Inc. ................     1,180
     60     Community First Bankshares, Inc. ....       979
     55     Countrywide Credit Industries,
              Inc. ..............................     1,667
     35     Cullen/Frost Bankers, Inc. ..........       921
     20     Edwards (A.G.), Inc. ................       780
    100     First American Financial Corp. ......     1,431
     30     First Virginia Banks, Inc. ..........     1,044
     27     HCC Insurance Holding, Inc. .........       500
    145     Horace Mann Educators, Corp. ........     2,175
     39     Landamerica Financial Group, Inc. ...       888
    140     Liberty Financial Cos., Inc. ........     3,072
     85     Nationwide Financial Services, Inc.,
              Class A............................     2,795
     73     Old Republic International Corp. ....     1,196
    147     Pacific Century Financial Corp. .....     2,150
    190     Phoenix Investment Partners, Ltd. ...     1,995
     34     Radian Group, Inc. ..................     1,734
     45     Selective Insurance Group, Inc. .....       855
    110     State Auto Financial Corp. ..........     1,306
    115     Susquehanna Bancshares, Inc. ........     1,634
     45     Triad Guaranty, Inc. (b).............     1,032
    168     Washington Federal, Inc. ............     3,058
                                                   --------
                                                     34,231
                                                   --------
Health Care (8.6%):
    128     Amerisource Health Corp., Class A
              (b)................................     3,952
     15     Arrow International, Inc. ...........       503
    143     Bindley Western Industries, Inc. ....     3,781
     65     Coventry Health Care, Inc. (b).......       866
    250     Foundation Health Systems, Inc.
              Class A (b)........................     3,250
    103     Gentiva Health Services, Inc. (b)....       833
     10     Mylan Laboratories, Inc. ............       173
     50     Omnicare, Inc. ......................       453
     15     Pacificare Health, Inc. (b)..........       903

Continued

One Group Mutual Funds
Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     18     Rightchoice Managed Care, Inc.,
              Class A (b)........................  $    276
     88     West Pharmaceutical Services,
              Inc. ..............................     1,892
                                                   --------
                                                     16,882
                                                   --------
Multi-Industry (1.0%):
     26     Gencorp, Inc. .......................       206
     20     S&P Mid-Cap 400 Depository Receipt...     1,775
                                                   --------
                                                      1,981
                                                   --------
Raw Materials (9.6%):
    115     A. Schulman, Inc. ...................     1,387
     77     Applied Extrusion Tech, Inc. (b).....       402
     45     AptarGroup, Inc. ....................     1,202
      5     Ball Corp. ..........................       151
     80     Caraustar Industries, Inc. ..........     1,210
    110     Cleveland Cliffs, Inc. ..............     2,840
     30     Engelhard Corp. .....................       512
     68     Geon Co. ............................     1,249
     20     H.B. Fuller Co. .....................       911
     60     Lubrizol Corp. ......................     1,260
     20     Rayonier, Inc. ......................       718
     27     Reliance Steel & Aluminum Co. .......       516
    100     Rock-Tenn Co., Class A...............       856
     98     RPM, Inc. ...........................       987
    100     Ryerson Tull, Inc. ..................     1,038
     45     Southern Peru Copper Corp. ..........       548
      9     Steel Technologies, Inc. ............        64
     25     Stepan Co. ..........................       581
     88     Wellman, Inc. .......................     1,416
    104     Worthington Industries, Inc. ........     1,095
                                                   --------
                                                     18,943
                                                   --------
Real Estate Investment Trust (3.2%):
     35     Centerpoint Properties Corp. ........     1,426
     90     Developers Divers Realty Corp. ......     1,344
    124     Great Lakes REIT, Inc. ..............     2,107
    193     Thornburg Mortgage, Inc. ............     1,384
                                                   --------
                                                      6,261
                                                   --------
Retail (6.9%):
     35     Ames Department Stores, Inc. (b).....       271
     30     Ann Taylor Stores Corp. (b)..........       994
    168     Bob Evans Farms, Inc. ...............     2,502
    175     Bon-Ton Stores, Inc. (b).............       405
     56     Buffets, Inc. (b)....................       704
     63     Burlington Coat Factory
              Warehouse Corp. ...................       676
     31     Consolidated Products, Inc. (b)......       282
     48     Delhaize America, Inc. ..............       840

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail, continued:
    135     Dillard's, Inc. .....................  $  1,654
     95     Goody's Family Clothing, Inc. (b)....       523
     13     IHOP Corp. (b).......................       209
    110     Lone Star Steakhouse & Saloon,
              Inc. ..............................     1,114
     85     Pier 1 Imports, Inc. ................       829
     44     Prime Hospitality Corp. (b)..........       415
     35     Rex Stores Corp. (b).................       816
     63     Ruddick Corp. .......................       738
     16     Zale Corp. (b).......................       584
                                                   --------
                                                     13,556
                                                   --------
Shelter (2.9%):
     24     Beazer Homes USA, Inc. (b)...........       443
     98     Crossmann Communities, Inc. .........     1,623
     25     D.R. Horton, Inc. ...................       339
    100     Fleetwood Enterprises, Inc. .........     1,425
     20     MDC Holdings, Inc. ..................       373
     26     Mohawk Industries, Inc. (b)..........       559
     36     Ryland Group, Inc. ..................       797
     15     Universal Forest Products, Inc. .....       206
                                                   --------
                                                      5,765
                                                   --------
Technology (10.3%):
     50     Ametek, Inc. ........................       875
     15     Analogic Corp. ......................       600
    118     Analysts International Corp. ........     1,094
     50     Arrow Electronics, Inc. (b)..........     1,550
     60     BE Aerospace, Inc. (b)...............       413
     95     Information Resources, Inc. (b)......       374
     63     Interim Services, Inc. (b)...........     1,109
     57     Litton Industries, Inc. (b)..........     2,394
     57     Park Electrochemical Corp. ..........     2,038
     25     Photronics, Inc. (b).................       709
     63     Pioneer Standard Electronics,
              Inc. ..............................       929
    113     Structural Dynamics Research
              Corp. (b)..........................     1,695
     70     Tech Data Corp. (b)..................     3,048
    113     Thomas & Betts Corp. ................     2,152
    160     X-Rite, Inc. ........................     1,440
                                                   --------
                                                     20,420
                                                   --------
Transportation (4.2%):
     95     Airborne Freight Corp. ..............     1,799
    100     Alexander & Baldwin, Inc. ...........     2,206
     55     Consolidated Freightways, Inc. ......     1,251
    145     J.B. Hunt Transport Services,
              Inc. ..............................     2,239
     50     Yellow Corp. (b).....................       742
                                                   --------
                                                      8,237
                                                   --------

Continued

One Group Mutual Funds
Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
 Utilities (3.5%):
    105     Northwest Natural Gas Co. ...........  $  2,349
    100     Ocean Energy, Inc. ..................     1,419
    153     Teco Energy, Inc. ...................     3,060
                                                   --------
                                                      6,828
                                                   --------
  Total Common Stocks                               196,665
                                                   --------
INVESTMENT COMPANIES (0.5%):
    961     One Group Prime Money Market Fund,
              Class I............................       961
                                                   --------
  Total Investment Companies                            961
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (3.2%):
Master Notes (0.4%):
 $  313     Bear Stearns, 7.40%, 7/3/00*.........       313
     78     Danaher, 7.31%, 7/3/00*..............        78
    177     General Mills, 6.83%, 7/3/00*........       177
     78     Lehman Brothers, 7.44%, 7/3/00*......        78
     78     Willamette, 6.92%, 7/3/00*...........        78
                                                   --------
                                                        724
                                                   --------
Put Bonds (1.1%):
    130     Associates Corp., 7.00%, 9/17/01*....       132
    208     Bank of America, 6.32%, 7/5/01*......       212
    156     Caterpillar Finance, 7.05%,
              5/1/01*............................       156
    130     Chase Manhattan, 7.11%, 5/6/02*......       130
    130     Ford Motor, 7.03%, 4/11/02*..........       130
    130     GMAC, 7.07%, 5/3/01*.................       130
     52     Greenwich Capital Markets, 7.10%,
              7/9/01*............................        52
    130     J.P. Morgan & Co., 7.01%, 5/4/01*....       130
    156     Liberty Lighthouse, 7.08%,
              4/12/02*...........................       156
    130     Merrill Lynch, 7.16%, 5/6/02*........       130
    130     Salomon Smith Barney, 6.81%,
              4/8/02*............................       130
     60     Salomon Smith Barney, 6.90%,
              2/5/01*............................        60
    130     Sigma Financial, 6.93%, 1/22/01*.....       130
    156     Sigma Financial, 6.91%, 5/15/01*.....       156

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
 $  209     SPARCC, 6.65%, 9/25/00*..............  $    209
    130     U.S. Bancorp, 6.78%, 5/8/02*.........       130
                                                   --------
                                                      2,173
                                                   --------
Repurchase Agreements (1.7%):
     16     Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $72 various U.S.
              Government securities,
              5.73% - 8.00%,
              1/15/02 - 2/15/28, market value
              $17)...............................        16
  1,563     Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $1,654 various
              Commercial Paper, 0.00%,
              7/3/00 - 8/14/00, market value
              $1,646)............................     1,563
    391     HSBC, 7.25%, 7/3/00, (Collateralized
              by $653 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market
              value $398)........................       391
    144     Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $152 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $149).......       144
     78     Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value $83)......        78
  1,302     Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $1,383 various
              Commercial Paper, 0.00%,
              7/3/00 - 3/9/01, market value
              $1,367)............................     1,302
                                                   --------
                                                      3,494
                                                   --------
  Total Short-Term Securities Held as Collateral
  for
    Securities Lending
                                                      6,391
                                                   --------
Total (Cost $207,011) (a)                          $204,017
                                                   ========

------------
Percentages indicated are based on net assets of $197,229.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $865. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 18,720
                   Unrealized depreciation......................   (22,579)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ (3,859)
                                                                  ========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.
See notes to financial statements.

One Group Mutual Funds
Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (99.2%):
Business Equipment & Services (14.4%):
     247    Acxiom Corp. (b)....................  $    6,903
     425    Apollo Group, Inc., Class A (b).....      11,889
     215    Checkfree Holdings Corp. (b)........      11,079
     955    Cintas Corp. .......................      35,038
     374    Comdisco, Inc. .....................       8,350
     780    Concord EFS, Inc. (b)...............      20,276
      99    Convergys Corp. (b).................       5,155
     167    CSG Systems International, Inc.
              (b)...............................       9,358
     772    Fiserv, Inc. (b)....................      33,391
     484    Galileo International, Inc. ........      10,093
      69    Heidrick & Struggles International,
              Inc. (b)..........................       4,356
     395    Herman Miller, Inc. ................      10,215
     470    Manpower, Inc. .....................      15,031
     787    Nova Corp. (b)......................      21,992
     145    Nvidia Corp. (b)....................       9,245
      18    Oni Systems Corp. (b)...............       2,133
     352    QLogic Corp. (b)....................      23,239
     959    Robert Half International, Inc.
              (b)...............................      27,330
     264    Viad Corp. .........................       7,206
     524    Waters Corp. (b)....................      65,421
                                                  ----------
                                                     337,700
                                                  ----------
Capital Goods (1.1%):
     332    American Standard Cos., Inc. (b)....      13,610
     214    Fastenal Co. .......................      10,847
      27    Quanta Services, Inc. ..............       1,441
                                                  ----------
                                                      25,898
                                                  ----------
Consumer Durable (1.6%):
     110    Harley-Davidson, Inc. ..............       4,254
     275    SPX Corp. (b).......................      33,305
                                                  ----------
                                                      37,559
                                                  ----------
Consumer Non-Durable (2.3%):
     517    Dial Corp. .........................       5,365
     422    Energizer Holdings, Inc. (b)........       7,707
     437    Hormel Foods Corp. .................       7,347
     422    McCormick & Co., Inc. ..............      13,707
     393    Nabisco Group Holdings Corp. .......      10,203
      56    Payless Shoesource, Inc. (b)........       2,850
     291    Ralston Purina Group................       5,811
                                                  ----------
                                                      52,990
                                                  ----------
Consumer Services (6.4%):
     549    Hispanic Broadcasting Corp. (b).....      18,182
     209    International Speedway Corp. .......       8,640
     593    Readers Digest Association, Inc. ...      23,588

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     666    Univision Communications, Inc.
              (b)...............................  $   68,908
     911    Westwood One, Inc. (b)..............      31,097
                                                  ----------
                                                     150,415
                                                  ----------
Energy (5.0%):
     233    BJ Services Co. (b).................      14,539
     508    Grant Prideco Inc. .................      12,698
     827    Nabors Industries, Inc. (b).........      34,362
     582    Noble Drilling Corp. (b)............      23,969
     258    Smith International, Inc. (b).......      18,814
     226    Transocean Sedco Forex, Inc. .......      12,098
                                                  ----------
                                                     116,480
                                                  ----------
Financial Services (3.7%):
     132    Cigna Corp. ........................      12,357
      91    First Tennessee National Corp. .....       1,505
     340    Legg Mason, Inc. ...................      17,004
     335    National Commerce Bancorp. .........       5,379
     132    PNC Bank Corp. .....................       6,164
     445    Southtrust Corp. ...................      10,075
     435    TD Waterhouse Group (b).............       7,526
     440    Waddell & Reed Financial, Inc.,
              Class A...........................      14,447
     284    Zions Bancorp. .....................      13,028
                                                  ----------
                                                      87,485
                                                  ----------
Health Care (17.6%):
     146    Beckman Coulter, Inc. ..............       8,518
     670    Chiron Corp. (b)....................      31,848
     147    Dentsply International, Inc. .......       4,535
     430    Forest Laboratories, Inc., Class A
              (b)...............................      43,446
     313    Genzyme Corp. (b)...................      18,613
     200    Gilead Sciences, Inc. (b)...........      14,259
     681    Health Management Associates,
              Inc. (b)..........................       8,892
     205    ICN Pharmaceuticals, Inc. ..........       5,711
     200    Idec Pharmaceuticals Corp. (b)......      23,416
      86    Incyte Pharmaceuticals, Inc. (b)....       7,072
     856    Ivax Corp. (b)......................      35,524
     198    MedImmune, Inc. (b).................      14,641
     465    Millennium Pharmaceuticals, Inc.
              (b)...............................      51,968
     165    Minimed, Inc. (b)...................      19,496
     289    Oxford Health Plans, Inc. (b).......       6,906
      73    Quest Diagnostics, Inc. (b).........       5,436
     373    Sepracor, Inc. (b)..................      45,039
   1,026    Stryker Corp. (b)...................      44,896
     575    Sybron International Corp. (b)......      11,394
     202    Watson Pharmaceutical, Inc. (b).....      10,845
                                                  ----------
                                                     412,455
                                                  ----------

Continued

One Group Mutual Funds
Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
 Multi-Industry (0.8%):
      72    Nasdaq-100 Shares (b)...............  $    6,737
     126    S&P Mid-Cap 400 Depository
              Receipt...........................      11,182
                                                  ----------
                                                      17,919
                                                  ----------
Raw Materials (0.9%):
      70    Avery Dennison Corp. ...............       4,712
     218    Praxair, Inc. ......................       8,176
     247    Rohm & Haas Co. ....................       8,519
                                                  ----------
                                                      21,407
                                                  ----------
Retail (5.3%):
     323    Abercrombie & Fitch Co., Class A
              (b)...............................       3,938
     421    BJ's Wholesale Club, Inc. (b).......      13,894
     392    CDW Computer Center, Inc. (b).......      24,524
     381    Dollar Tree Stores, Inc. (b)........      15,076
     935    Family Dollar Stores, Inc. .........      18,300
     384    Hannaford Brothers Co. .............      27,586
     190    Kohl's Corp. (b)....................      10,568
      89    Lands' End, Inc. (b)................       2,965
     365    Limited, Inc. ......................       7,884
                                                  ----------
                                                     124,735
                                                  ----------
Shelter (0.4%):
     175    Sealed Air Corp. (b)                       9,181
                                                  ----------
Technology (34.2%):
     372    Adtran, Inc. (b)....................      22,245
     188    Antec Corp. (b).....................       7,801
      29    Applied Materials, Inc. (b).........       2,599
   1,490    ATMEL Corp. (b).....................      54,941
      10    Bookham Technology PLC (b)..........         581
      44    Broadcom Corp., Class A (b).........       9,616
     345    Burr-Brown Corp. (b)................      29,881
   1,199    Cadence Design Systems, Inc. (b)....      24,437
     277    Commscope Inc. (b)..................      11,345
     147    Comverse Technology, Inc. (b).......      13,628
     567    Cypress Semiconductor Corp. (b).....      23,955
     333    Electronic Arts, Inc. (b)...........      24,290
     125    General Dynamics Corp. .............       6,551
     454    Integrated Device Technology,
              Inc. (b)..........................      27,206
     537    Intuit, Inc. (b)....................      22,208
     214    Investment Technology Group,
              Inc. (b)..........................       8,443
   1,149    Jabil Circuit, Inc. (b).............      57,024
     235    Lam Research Corp. (b)..............       8,794
     270    Macromedia, Inc. (b)................      26,068
     308    Micrel, Inc. (b)....................      13,395
     294    Microchip Technology, Inc. (b)......      17,137
     168    Novellus Systems, Inc. (b)..........       9,484
      50    PMC-Sierra, Inc. (b)................       8,810

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     101    Polycom, Inc. (b)...................  $    9,541
     324    Powerwave Technologies, Inc. (b)....      14,239
     655    Rational Software Corp. (b).........      60,914
     192    Sawtek, Inc. (b)....................      11,052
   1,031    SCI Systems, Inc. (b)...............      40,417
     173    Semtech Corp. (b)...................      13,194
       9    Sonus Networks, Inc. (b)............       1,468
      27    StorageNetworks, Inc. (b)...........       2,473
     479    Symantec Corp. (b)..................      25,850
   1,056    Symbol Technologies, Inc. ..........      58,822
     193    Synopsys, Inc. (b)..................       6,676
     218    Titan Corp. (b).....................       9,774
     218    Transwitch Corp. (b)................      16,788
     160    Triquint Semiconductor, Inc. (b)....      15,329
     573    Vishay International, Inc. .........      21,726
     743    Vitesse Semiconductor Corp. (b).....      54,629
     160    Xilinx, Inc. (b)....................      13,237
                                                  ----------
                                                     806,568
                                                  ----------
Utilities (5.5%):
     640    Broadwing, Inc. (b).................      16,587
     716    Calpine Corp. (b)...................      47,083
     439    DPL, Inc. ..........................       9,638
     446    Dynegy, Inc. .......................      30,469
     230    El Paso Energy Corp. ...............      11,732
     118    Montana Power Co. ..................       4,153
     230    Williams Co. .......................       9,584
                                                  ----------
                                                     129,246
                                                  ----------
  Total Common Stocks                              2,330,038
                                                  ----------
INVESTMENT COMPANIES (1.5%):
  34,770    One Group Prime Money Market Fund,
              Class I...........................      34,770
                                                  ----------
  Total Investment Companies                          34,770
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (15.1%):
Master Notes (1.6%):
 $16,724    Bear Stearns, 7.40%, 7/3/00*........      16,724
   4,181    Danaher Corp., 7.31%, 7/3/00*.......       4,181
   9,477    General Mills, 6.83%, 7/3/00*.......       9,477
   4,181    Lehman Brothers, 7.44%, 7/3/00*.....       4,181
   4,181    Willamette, 6.92%, 7/3/00*..........       4,181
                                                  ----------
                                                      38,744
                                                  ----------
Put Bonds (5.5%):
   6,968    Associates Corp., 7.00%, 9/17/01*...       7,046
  11,149    Bank of America, 6.32%, 7/5/01*.....      11,277
   8,362    Caterpillar Financial, 7.05%,
              5/1/01*...........................       8,362
   6,968    Chase Manhattan, 7.11%, 5/6/02*.....       6,968

Continued

One Group Mutual Funds
Mid Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
 $ 6,968    Ford Motor, 7.03%, 4/11/02*.........  $    6,968
   6,968    GMAC, 7.07%, 5/3/01*................       6,968
   2,787    Greenwich Capital, 7.10%, 7/9/01*...       2,787
  12,894    Greenwich Capital, 7.11%,
              12/2/02*..........................      12,894
   6,968    J.P. Morgan & Co., 7.01%, 5/4/01*...       6,968
   8,362    Liberty Lighthouse, 7.08%,
              4/12/02*..........................       8,359
   6,968    Merrill Lynch, 7.16%, 5/6/02*.......       6,968
   3,205    Salomon Smith Barney, 6.90%,
              2/5/01*...........................       3,205
   6,968    Salomon Smith Barney, 6.81%,
              4/8/02*...........................       6,968
   6,968    Sigma Finance, Inc., 6.93%,
              1/22/01*..........................       6,968
   8,363    Sigma Finance, Inc., 6.91%,
              5/15/01*..........................       8,363
  11,150    SPARCC, 6.65%, 9/25/00*.............      11,150
   6,968    U.S. Bancorp, 6.78%, 5/8/02*........       6,968
                                                  ----------
                                                     129,187
                                                  ----------
Repurchase Agreements (8.0%):
 $   851    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $3,868 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $925)................         851
                                                  ----------
  83,619    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $88,489 various
              Commercial Paper, 0.00%,
              7/3/00 - 8/14/00, market value
              $88,094)..........................      83,619

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $20,905    HSBC, 7.25%, 7/3/00, (Collateralized
              by $34,937 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $21,323)..........................  $   20,905
   4,181    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $4,432)...........................       4,181
   7,725    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $8,112 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $7,958)....       7,725
  69,683    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $74,026 various
              Commerical Paper, 0.00%,
              7/3/00 - 3/9/01, market value
              $73,168)..........................      69,683
                                                  ----------
                                                     186,964
                                                  ----------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                           354,895
                                                  ----------
Total (Cost $2,298,181) (a)                       $2,719,703
                                                  ==========

------------

Percentages indicated are based on net assets of $2,349,259.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $41,748. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $451,471
                   Unrealized depreciation......................   (71,697)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $379,774
                                                                  ========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (93.9%):
Business Equipment & Services (6.5%):
     184    A.C. Nielson Corp. (b)..............  $    4,050
     149    Affiliated Computer Services, Inc.
              (b)...............................       4,913
     344    Comdisco, Inc. .....................       7,676
     185    DST Systems, Inc. (b)...............      14,068
     190    Jacobs Engineering Group, Inc.
              (b)...............................       6,220
     376    MarchFirst, Inc. (b)................       6,862
     314    Modis Professional Services, Inc.
              (b)...............................       2,392
     203    Reynolds & Reynolds Co. ............       3,705
     196    Sensormatic Electronics Corp. (b)...       3,099
     428    Sungard Data Systems, Inc. (b)......      13,253
     209    Viad Corp. .........................       5,695
                                                  ----------
                                                      71,933
                                                  ----------
Capital Goods (5.1%):
     161    Agco Corp. .........................       1,972
     296    Diebold, Inc. ......................       8,263
      53    Dover Corp. ........................       2,150
     194    Harsco Corp. .......................       4,942
     223    Hubbell, Inc., Class B..............       5,684
     117    Mark IV Industries, Inc. ...........       2,444
     122    Martin Marietta Materials, Inc. ....       4,921
      99    Precision Castparts Corp. ..........       4,457
      92    Southdown, Inc. ....................       5,284
      94    Tecumseh Products Co. ..............       3,574
     100    Teleflex, Inc. .....................       3,589
     188    USG Corp. ..........................       5,702
     105    York International Corp. ...........       2,646
                                                  ----------
                                                      55,628
                                                  ----------
Consumer Durable (1.2%):
     114    Borg-Warner Automotive, Inc. .......       3,990
     384    Federal Mogul Corp. ................       3,668
     244    Lear Corp. (b)......................       4,878
                                                  ----------
                                                      12,536
                                                  ----------
Consumer Non-Durable (6.5%):
      66    Blyth Industries, Inc. .............       1,944
      83    Dean Foods Co. .....................       2,621
     305    Dole Food Co., Inc. ................       4,266
     415    Energizer Holdings, Inc. (b)........       7,579
     392    Flowers Industries, Inc. ...........       7,821
     465    IBP, Inc. ..........................       7,177
     236    Jones Apparel Group, Inc. (b).......       5,556
     106    Lancaster Colony Corp. .............       2,024
     238    Mohawk Industries, Inc. (b).........       5,183
     414    R.J. Reynolds Tobacco Holdings,
              Inc. .............................      11,561
     115    Suiza Foods Corp. (b)...............       5,621
     487    Tyson Foods, Inc., Class A..........       4,262

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     402    Whittman Corp. .....................  $    4,971
                                                  ----------
                                                      70,586
                                                  ----------
Consumer Services (6.0%):
     413    A.H. Belo Corp., Series A (b).......       7,143
      82    Chris-Craft Industries, Inc. (b)....       5,411
     314    Harte-Hanks, Inc. ..................       7,845
      85    Houghton Mifflin Co. ...............       3,954
     117    International Game Technology (b)...       3,106
      15    Lee Enterprises, Inc. ..............         357
     343    Mandalay Resort Group (b)...........       6,850
     931    Park Place Entertainment Corp.
              (b)...............................      11,340
     194    Premier Parks, Inc. (b).............       4,402
      25    Washington Post Co. ................      11,760
      76    Westwood One, Inc. (b)..............       2,583
                                                  ----------
                                                      64,751
                                                  ----------
Energy (6.2%):
      25    BJ Services Co. (b).................       1,563
      19    Capstone Turbine Corp. (b)..........         867
     343    Devon Energy Corp. .................      19,243
     196    Murphy Oil Corp. ...................      11,656
     114    Newfield Exploration Co. (b)........       4,441
     171    Tosco Corp. ........................       4,853
     107    Transocean Offshore Sedco
              Forex, Inc. ......................       5,702
     250    Ultramar Diamond Shamrock Corp. ....       6,196
     316    Weatherford International, Inc.
              (b)...............................      12,588
                                                  ----------
                                                      67,109
                                                  ----------
Financial Services (17.9%):
     149    A.G. Edwards, Inc. .................       5,792
     123    Allmerica Financial Corp. (b).......       6,453
     266    AMBAC Financial Group, Inc. ........      14,552
     198    American Financial Group, Inc. .....       4,923
      98    CCB Financial Corp. ................       3,626
     134    Charter One Financial, Inc. ........       3,075
     246    City National Corp. ................       8,562
     290    Compass Bancshares, Inc. ...........       4,950
     267    Dime Bancorp, Inc. .................       4,212
     744    E*Trade Group, Inc. (b).............      12,275
     185    Everest Reinsurnace Group, Ltd. ....       6,079
     343    Finova Group, Inc. .................       4,453
     393    First Security Corp. ...............       5,334
     214    First Tennessee National Corp. .....       3,544
     224    FirstMerit Corp. ...................       4,790
      93    GATX Corp. .........................       3,176
     251    Greenpoint Financial Corp. .........       4,706
     747    Hibernia Corp., Class A.............       8,120
      40    John Hancock Financial Services
              (b)...............................         948

Continued

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      58    Legg Mason, Inc. ...................  $    2,895
     205    Marshall & Ilsley Corp. ............       8,508
     278    Mercantile Bankshares Corp. ........       8,285
     405    North Fork Bancorp, Inc. ...........       6,127
     145    Old Republic International Corp. ...       2,389
     370    Pacific Century Financial Corp. ....       5,413
      62    Paine Webber Group, Inc. ...........       2,835
     199    PMI Group, Inc. ....................       9,433
      38    Progressive Corp. ..................       2,775
      57    Provident Financial Group, Inc. ....       1,353
      53    Radian Group, Inc. .................       2,758
     121    Reliastar Financial Corp. ..........       6,345
     211    Southtrust Corp. ...................       4,767
      48    Sovereign Bancorp, Inc. ............         339
      69    SunTrust Banks, Inc. ...............       3,162
      63    TCF Financial Corp. ................       1,623
     138    Unitrin, Inc. ......................       4,042
      58    Wilmington Trust Corp. .............       2,492
      55    XL Capital, Ltd., Class A...........       2,950
     164    Zions Bancorp. .....................       7,526
                                                  ----------
                                                     195,587
                                                  ----------
Health Care (5.7%):
     105    Covance, Inc. (b)...................         924
     123    Edwards Lifescience International
              (b)...............................       2,268
      97    Express Scripts, Inc. (b)...........       5,995
     407    Foundation Health Systems, Inc.
              Class A (b).......................       5,288
     628    Health Management Associates,
              Inc. (b)..........................       8,203
      30    Incyte Pharmaceuticals, Inc. (b)....       2,466
     132    Lincare Holdings, Inc. (b)..........       3,258
     299    Mylan Laboratories, Inc. ...........       5,449
     209    Omnicare, Inc. .....................       1,890
      61    Pacificare Health Systems, Inc.
              (b)...............................       3,647
     112    Steris Corp. (b)....................         997
     202    Tenet Healthcare Corp. .............       5,446
     109    Trigon Healthcare, Inc. (b).........       5,595
      54    Universal Health Services, Inc.
              (b)...............................       3,544
     125    Watson Pharmaceuticals, Inc. (b)....       6,719
                                                  ----------
                                                      61,689
                                                  ----------
Raw Materials (4.6%):
     272    AK Steel Holding Corp. .............       2,175
     329    Cabot Corp. ........................       8,959
     572    Crompton Corp. .....................       7,002
     103    Cytec Industries, Inc. (b)..........       2,548
     105    Dexter Corp. .......................       5,026
     111    Ferro Corp. ........................       2,339

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
     106    IMC Global, Inc. ...................  $    1,383
     365    Lubrizol Corp. .....................       7,657
     120    Lyondell Chemical Co. ..............       2,007
      50    Minerals Technologies, Inc. ........       2,291
     106    Olin Corp. .........................       1,754
     625    RPM, Inc. ..........................       6,328
                                                  ----------
                                                      49,469
                                                  ----------
Retail (4.3%):
     232    Abercrombie & Fitch Co. (b).........       2,821
     159    Barnes & Noble, Inc. (b)............       3,533
     187    Borders Group, Inc. (b).............       2,912
     277    Brinker International, Inc. (b).....       8,109
     129    Claire's Stores, Inc. ..............       2,489
     205    Furniture Brands International,
              Inc. (b)..........................       3,105
      46    Hannaford Brothers Co. .............       3,329
      40    Kohl's Corp. (b)....................       2,242
      78    Lands End, Inc. (b).................       2,603
     209    Limited, Inc. ......................       4,524
     127    Neiman-Marcus Group, Inc. (b).......       3,757
     244    Outback Steakhouse, Inc. (b)........       7,143
                                                  ----------
                                                      46,567
                                                  ----------
Shelter (4.3%):
     201    Bowater, Inc. ......................       8,886
     131    Chesapeake Corp. ...................       3,872
     446    Clayton Homes, Inc. ................       3,570
     171    Consolidated Papers, Inc. ..........       6,245
     146    HON Industries, Inc. ...............       3,429
     188    Pentair, Inc. ......................       6,685
      81    Rayonier, Inc. .....................       2,913
     399    Shaw Industry, Inc. ................       4,985
     276    Sonoco Products Co. ................       5,681
                                                  ----------
                                                      46,266
                                                  ----------
Technology (4.8%):
     235    Arrow Electronics, Inc. (b).........       7,288
      61    Avnet, Inc. ........................       3,626
     279    Harris Corp. .......................       9,131
     106    L-3 Communications Holdings,
              Inc. (b)..........................       6,020
     114    Lam Research Corp. (b)..............       4,260
     124    Litton Industries, Inc. (b).........       5,204
      92    SCI Systems, Inc. (b)...............       3,617
     497    Storage Technology Corp. (b)........       5,439
      93    Structual Dynamics Research
              Corp. (b).........................       1,402
     212    Sybase, Inc. (b)....................       4,871

Continued

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
      20    Vishay Intertechnology, Inc. (b)....  $      759
                                                  ----------
                                                      51,617
                                                  ----------
Transportation (1.3%):
     167    Alaska Air Group, Inc. (b)..........       4,541
     161    Alexander & Baldwin, Inc. ..........       3,541
     260    CNF Transportation, Inc. ...........       5,917
                                                  ----------
                                                      13,999
                                                  ----------
Utilities (19.5%):
     405    Allegheny Energy, Inc. .............      11,089
     231    American Water Works, Inc. .........       5,768
     487    Broadwing, Inc. (b).................      12,618
     124    CMS Energy Corp. ...................       2,735
     123    Coastal Corp. ......................       7,500
     218    Conectiv, Inc. .....................       3,393
     177    DQE, Inc. ..........................       6,984
      30    Dynegy, Inc. .......................       2,049
     445    Energy East Corp. ..................       8,487
     201    Interstate Energy Corp. ............       5,231
     212    Ipalco Enterprises, Inc. ...........       4,273
     123    Kansas City Power & Light Co. ......       2,759
     252    Keyspan Corp. ......................       7,743
     382    Kinder Morgan Inc. .................      13,205
     316    L G & E Energy Corp. ...............       7,540
     231    Montana Power Co. ..................       8,150
     244    Niagara Mohawk Holdings, Inc. (b)...       3,404
     375    NiSource Corp. .....................       6,983
     492    Northeast Utilities.................      10,696
     142    NSTAR (b)...........................       5,761
     191    OGE Energy Corp. ...................       3,541
     102    Pinnacle West Capital Corp. ........       3,438
     233    Potomac Electric Power Co. .........       5,833
     162    Puget Sound Energy, Inc. ...........       3,444
     548    Questar Corp. ......................      10,623
     127    SCANA Corp. ........................       3,055
     288    Sierra Pacific Resources............       3,621
     250    TECO Energy, Inc. ..................       5,010
     185    Telephone & Data Systems, Inc. .....      18,565
     303    UtiliCorp United, Inc. .............       6,030
     211    Williams Cos., Inc. ................       8,809
     225    Wisconsin Energy Corp. .............       4,460
                                                  ----------
                                                     212,797
                                                  ----------
  Total Common Stocks                              1,020,534
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 U.S. TREASURY OBLIGATIONS (0.2%):
U.S. Treasury Bills (0.2%):
 $ 2,000    8/24/00.............................  $    1,984
                                                  ----------
  Total U.S. Treasury Obligations                      1,984
                                                  ----------
INVESTMENT COMPANIES (1.3%):
  13,778    One Group Prime Money Market Fund,
              Class I...........................      13,778
                                                  ----------
  Total Investment Companies                          13,778
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (4.5%):
Master Notes (0.5%):
 $ 2,217    Bear Stearns, 7.40%, 7/3/00*........       2,217
     555    Danaher Corp., 7.31%, 7/3/00*.......         555
   1,257    General Mills, 6.83%, 7/3/00*.......       1,257
     555    Lehman Brothers, 7.44%, 7/3/00*.....         555
     555    Williamette, 6.92%, 7/3/00*.........         555
                                                  ----------
                                                       5,139
                                                  ----------
Put Bonds (1.7%):
     924    Associates Corp., 7.00%, 9/17/01*...         935
   1,479    Bank of America, 6.32%, 7/5/01*.....       1,497
   1,109    Caterpillar Finance, 7.05%,
              5/1/01*...........................       1,109
     924    Chase Manhattan, 7.11%, 5/6/02*.....         924
     924    Ford Motor, 7.03%, 4/11/02*.........         924
     924    GMAC, 7.07%, 5/3/01*................         924
   3,421    Goldman Sachs, 7.13%, 11/21/00*.....       3,421
     370    Greenwich Capital, 7.10%, 7/9/01*...         370
     924    J.P. Morgan & Co., 7.01%, 5/4/01*...         924
   1,109    Liberty Lighthouse, 7.08%,
              4/12/02*..........................       1,109
     924    Merrill Lynch, 7.16%, 5/6/02*.......         924
     425    Salomon Smith Barney, 6.90%,
              2/5/01*...........................         425
     924    Salomon Smith Barney, 6.81%,
              4/8/02*...........................         924
   1,109    Sigma Finance, Inc., 6.91%,
              5/15/01*..........................       1,109
     924    Sigma Finance, Inc., 6.93%,
              1/22/01*..........................         924
   1,479    SPARCC, 6.65%, 9/25/00*.............       1,479
     924    U.S. Bancorp., 6.78%, 5/8/02*.......         924
                                                  ----------
                                                      18,846
                                                  ----------
Repurchase Agreements (2.3%):
     113    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $513 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $123)................         113
  11,091    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $11,737 various
              Commercial Paper, 0.00%,
              7/3/00 - 8/14/00, market value
              $11,685)..........................      11,091

Continued

One Group Mutual Funds
Mid Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $ 2,773    HSBC, 7.25%, 7/3/00, (
              Collateralized by $4,634 various
              U.S. Government securities,
              0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $2,828)...........................  $    2,773
     555    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value $588)....         555
   1,025    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $1,076 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $1,056)....       1,025

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $ 9,243    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $9,819 various
              Commercial Paper, 0.00%,
              7/3/00 - 3/9/01, market value
              $9,705)...........................  $    9,243
                                                  ----------
                                                      24,800
                                                  ----------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                            48,785
                                                  ----------
Total (Cost $1,083,874) (a)                       $1,085,081
                                                  ==========

------------

Percentages indicated are based on net assets of $1,086,034.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $10,640. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $  93,990
                   Unrealized depreciation......................   (103,423)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $  (9,433)
                                                                  =========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Diversified Mid Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (95.8%):
Business Equipment & Services (11.8%):
     324    Ceridian Corp. (b)..................  $    7,795
     172    Cintas Corp. .......................       6,294
     300    Concord EFS, Inc. (b)...............       7,794
     216    DST Systems, Inc. (b)...............      16,429
     181    Fiserv, Inc. (b)....................       7,819
     177    Jacobs Engineering Group, Inc.
              (b)...............................       5,797
     229    Manpower, Inc. .....................       7,319
      80    QLogic Corp. (b)....................       5,315
     253    Reynolds & Reynolds, Class A........       4,620
     395    Sungard Data Systems, Inc. (b)......      12,240
     283    Waters Corp. (b)....................      35,269
     147    Young & Rubicam, Inc. ..............       8,426
                                                  ----------
                                                     125,117
                                                  ----------
Capital Goods (4.0%):
     351    Crane Co. ..........................       8,533
     162    Harsco Corp. .......................       4,120
     174    IDEXX Corp. ........................       5,507
     265    Littelfuse, Inc. (b)................      12,964
      59    Sanmina Corp. (b)...................       5,046
     178    Teleflex, Inc. .....................       6,368
                                                  ----------
                                                      42,538
                                                  ----------
Commercial Services (4.0%):
     179    A. H. Belo Corp. ...................       3,093
     464    Charter Communications, Inc. (b)....       7,623
     141    Hispanic Broadcasting Corp. (b).....       4,681
     205    New York Times Co. .................       8,079
     139    Reader's Digest Association,
              Inc. .............................       5,534
     130    Univision Communications, Inc.
              (b)...............................      13,458
                                                  ----------
                                                      42,468
                                                  ----------
Consumer Durable (3.6%):
     358    Borg-Warner Automotive, Inc. .......      12,559
     328    Dana Corp. .........................       6,940
     101    SPX Corp. (b).......................      12,203
     504    Tower Automotive, Inc. (b)..........       6,298
                                                  ----------
                                                      38,000
                                                  ----------
Consumer Non-Durable (4.6%):
     515    AptarGroup, Inc. ...................      13,893
     378    Dole Food Co. ......................       5,290
     558    IBP, Inc. ..........................       8,613
      85    Liz Claiborne, Inc. ................       2,981
     299    McCormick & Co. ....................       9,716
     679    Whitman Corp. ......................       8,398
                                                  ----------
                                                      48,891
                                                  ----------
Energy (8.3%):
     147    Apache Corp. .......................       8,630
     160    BJ Services Co. (b).................      10,004

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Energy, continued:
     205    Devon Energy Corp. .................  $   11,535
     219    Grant Prideco, Inc. (b).............       5,481
     103    Murphy Oil Corp. ...................       6,101
     251    Nabors Industries, Inc. (b).........      10,411
     197    Nobile Drilling Corp. (b)...........       8,121
      75    Smith International, Inc. (b).......       5,489
     116    Tosco Corp. ........................       3,284
     189    Transocean Sedco Forex, Inc. .......      10,103
     219    Weatherford International, Inc.
              (b)...............................       8,728
                                                  ----------
                                                      87,887
                                                  ----------
Financial Services (9.6%):
     294    A.G. Edwards, Inc. .................      11,476
     305    Associated Banc Corp. ..............       6,644
     734    Banknorth Group, Inc. ..............      11,244
     136    City National Corp. ................       4,711
     268    Compass Bancshares, Inc. ...........       4,567
     391    Everest Re Group, Ltd. .............      12,853
     360    Finova Group, Inc. .................       4,680
     486    First Tennessee National Corp. .....       8,051
     286    Heller Financial, Inc. .............       5,863
     256    Radian Group, Inc. .................      13,269
     297    TD Waterhouse Group (b).............       5,135
     153    Transatlantic Holdings, Inc. .......      12,790
                                                  ----------
                                                     101,283
                                                  ----------
Health Care (8.6%):
     122    Forest Laboratories, Inc. (b).......      12,301
      46    Gilead Sciences, Inc. (b)...........       3,252
   1,047    Health Management Association, Inc.,
              Class A (b).......................      13,680
     128    ICN Pharmaceuticals, Inc. ..........       3,549
      85    Incyte Genomics, Inc. (b)...........       6,966
     191    Ivax Corp. (b)......................       7,942
      98    MedImmune, Inc. (b).................       7,250
      31    Minimed, Inc. (b)...................       3,627
      80    Sepracor, Inc. (b)..................       9,619
     192    Sybron International Corp. (b)......       3,798
     142    Universal Health Services, Inc.,
              Class B (b).......................       9,317
     174    Watson Pharmaceutical, Inc. (b).....       9,346
                                                  ----------
                                                      90,647
                                                  ----------
Raw Materials (2.1%):
     437    Crompton Corp. .....................       5,356
     136    Lubrizol Corp. .....................       2,851
     241    OM Group, Inc. .....................      10,601
     330    RPM, Inc. ..........................       3,340
                                                  ----------
                                                      22,148
                                                  ----------

Continued

One Group Mutual Funds
Diversified Mid Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
 Retail (6.0%):
     296    Barnes & Noble, Inc. (b)............  $    6,579
     131    BJ's Wholesale Club, Inc. (b).......       4,325
     133    Brinker International Inc., (b).....       3,905
     144    Dollar Tree Stores, Inc. (b)........       5,699
     359    Kohl's Corp. (b)....................      19,985
     213    Kroger Co. (b)......................       4,705
     412    Limited, Inc. ......................       8,918
     147    Radioshack Corp. ...................       6,961
      77    Zale Corp. (b)......................       2,824
                                                  ----------
                                                      63,901
                                                  ----------
Shelter (1.2%):
     151    Bowater, Inc. ......................       6,667
     396    Leggett & Platt, Inc. ..............       6,538
                                                  ----------
                                                      13,205
                                                  ----------
Technology (20.4%):
     109    Altera Corp. (b)....................      11,083
     351    Ametek, Inc. .......................       6,148
     124    Analog Devices, Inc. (b)............       9,452
     145    Arrow Electronics, Inc. (b).........       4,494
     479    Atmel Corp. (b).....................      17,650
     365    Cadence Design System, Inc. (b).....       7,444
     135    Comverse Technology, Inc. (b).......      12,510
     100    Electronic Arts, Inc. (b)...........       7,275
       4    Integrated Device Technology,
              Inc. (b)..........................         268
     271    Intuit, Inc. (b)....................      11,201
     312    Jabil Circuit, Inc. (b).............      15,497
       5    Lam Research Corp. (b)..............         181
      80    Lexmark International, Inc. (b).....       5,382
     134    Linear Technology Corp. ............       8,591
     119    Maxim Integrated Products, Inc.
              (b)...............................       8,055
      96    PE Corp-PE Biosystems Group.........       6,338
     215    Rational Software Corp. (b).........      19,975
     281    SCI Systems, Inc. (b)...............      11,001
     107    Symantec Corp. (b)..................       5,746
     266    Symbol Technologies, Inc. ..........      14,344
     126    Synopsys, Inc. (b)..................       4,350
      90    Teradyne, Inc. (b)..................       6,597
     148    Vishay Intertechnology, Inc. (b)....       5,605
      95    Vitesse Semiconductor Corp. (b).....       6,982
     121    Xilinx, Inc. (b)....................       9,983
                                                  ----------
                                                     216,152
                                                  ----------
Transportation (0.3%):
     106    Alaska Airgroup, Inc. (b)...........       2,886
                                                  ----------
Utilities (11.3%):
     365    Allegheny Energy, Inc. .............      10,001
     186    Calpine Corp. (b)...................      12,199

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     211    Constellation Energy Group..........  $    6,874
     179    Dynegy, Inc. .......................      12,198
     180    El Paso Energy Corp. ...............       9,159
     318    Energy East Corp. ..................       6,069
     151    Florida Progress Corp. .............       7,068
     187    Kinder Morgan, Inc. ................       6,473
     282    Montana Power Co. ..................       9,953
     456    Northeast Utilities.................       9,914
     128    Pinnacle West Capital Corp. ........       4,322
     190    Potomac Electric Power Co. .........       4,756
     133    Puget Sound Energy, Inc. ...........       2,843
      99    Scana Corp. ........................       2,384
     275    Sierra Pacific Resources............       3,456
     113    Telephone and Data Systems, Inc. ...      11,312
                                                  ----------
                                                     118,981
                                                  ----------
  Total Common Stocks                              1,014,104
                                                  ----------
INVESTMENT COMPANIES (4.1%):
  43,016    One Group Prime Money Market Fund,
              Class I...........................      43,016
                                                  ----------
  Total Investment Companies                          43,016
                                                  ----------
REPURCHASE AGREEMENTS (0.2%):
 $ 2,205    State Street Bank and Trust, 6.45%,
              7/3/00, (Collateralized by $2,350
              Fannie Mae, 5.13%, 12/13/04,
              market value $2,254)..............       2,205
                                                  ----------
  Total Repurchase Agreements                          2,205
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (9.8%):
Master Notes (1.1%):
   5,035    Bear Stearns, 7.40%, 7/3/00*........       5,035
   1,259    Danaher, 7.31%, 7/3/00*.............       1,259
   2,853    General Mills, 6.83%, 7/3/00*.......       2,853
   1,259    Lehman Brothers, 7.44%, 7/3/00*.....       1,259
   1,259    Willamette, 6.92%, 7/3/00*..........       1,259
                                                  ----------
                                                      11,665
                                                  ----------
Put Bonds (3.3%):
   2,098    Associates Corp, 7.00%, 9/17/01*....       2,121
   3,357    Bank of America, 6.32%, 7/5/01*.....       3,395
   2,518    Caterpillar Finance, 7.05%,
              5/1/01*...........................       2,518
   2,098    Chase Manhattan, 7.11%, 5/6/02*.....       2,098
   2,098    Ford Motor Credit, 7.03%,
              4/11/02*..........................       2,098
   2,098    GMAC, 7.07%, 5/3/01*................       2,098
     270    Goldman Sachs, 7.13%, 11/21/00*.....         270
     839    Greenwich Capital Markets, 7.10%,
              7/9/01*...........................         839
   2,098    J.P. Morgan & Co., 7.01%, 5/4/01*...       2,098

Continued

One Group Mutual Funds
Diversified Mid Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
 $ 2,518    Liberty Lighthouse, 7.08%,
              4/12/02*..........................  $    2,517
   2,098    Merrill Lynch, 7.16%, 5/6/02*.......       2,098
     965    Salomon Smith Barney, 6.90%,
              2/5/01*...........................         965
   2,098    Salomon Smith Barney, 6.81%,
              4/8/02*...........................       2,098
   2,098    Sigma Financial, 6.93%, 1/22/01*....       2,098
   2,518    Sigma Financial, 6.91%, 5/15/01*....       2,518
   3,357    SPARCC, 6.45%, 9/25/00*.............       3,357
   2,098    U.S. Bancorp, 6.78%, 5/8/02*........       2,098
                                                  ----------
                                                      35,284
                                                  ----------
Repurchase Agreements (5.4%):
     256    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $1,165 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $278)................         256
  25,175    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $26,641 various
              Commercial Paper, 0.00%,
              7/3/00 - 8/14/00, market value
              $26,522)..........................      25,175

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $ 6,294    HSBC, 7.25%, 7/3/00, (Collateralized
              by $10,518 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $6,420)...........................  $    6,294
   1,258    Lehman Brothers, 7.38%, 7/3/00
              (Collateralized by various equity
              securities, market value
              $1,334)...........................       1,258
   2,326    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $2,442 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $2,396)....       2,326
  20,978    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $22,287 various
              Commercial Paper, 0.00%,
              7/3/00 - 3/9/01, market value
              $22,028)..........................      20,978
                                                  ----------
                                                      56,287
                                                  ----------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                           103,236
                                                  ----------
Total (Cost $941,854) (a)                         $1,162,561
                                                  ==========

------------

Percentages indicated are based on net assets of $1,057,462.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,628. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $271,559
                   Unrealized depreciation......................   (52,480)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $219,079
                                                                  ========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (100.0%):
Business Equipment & Services (4.6%):
   1,175    America Online, Inc. (b)............  $   61,970
     554    Automatic Data Processing, Inc......      29,658
     508    eBay, Inc. (b)......................      27,604
   1,789    eToys, Inc. (b).....................      11,346
      78    Infospace, Inc. (b).................       4,289
     175    Inktomi Corp. (b)...................      20,742
     537    Interpublic Group Co., Inc..........      23,079
     235    Waters Corp. (b)....................      29,322
     113    Yahoo, Inc. (b).....................      14,044
                                                  ----------
                                                     222,054
                                                  ----------
Capital Goods (7.2%):
   6,260    General Electric Co.................     331,784
     282    Tyco International, Ltd.............      13,336
                                                  ----------
                                                     345,120
                                                  ----------
Consumer Durable (0.3%):
     369    Harley-Davidson, Inc................      14,224
                                                  ----------
Consumer Non-Durable (3.8%):
     333    Anheuser Busch Co., Inc.............      24,860
     933    Coca-Cola Co........................      53,581
   1,030    Gillette Co.........................      35,982
     319    PepsiCo, Inc........................      14,161
     831    Philip Morris Co., Inc..............      22,078
     239    Proctor & Gamble Co.................      13,693
     966    Sara Lee Corp.......................      18,649
                                                  ----------
                                                     183,004
                                                  ----------
Consumer Services (2.6%):
     264    Clear Channel Communications, Inc.
              (b)...............................      19,769
     439    Comcast Corp., Class A (b)..........      17,793
     395    Time Warner, Inc....................      30,030
     865    Viacom, Inc. (b)....................      58,976
                                                  ----------
                                                     126,568
                                                  ----------
Financial Services (1.8%):
     683    Charles Schwab Corp.................      22,951
     139    Firstar Corp........................       2,920
     262    Freddie Mac.........................      10,620
     207    Merrill Lynch & Co., Inc............      23,816
     271    Providian Financial Corp............      24,391
                                                  ----------
                                                      84,698
                                                  ----------
Health Care (15.8%):
     743    Abbott Labs.........................      33,106
     282    Allergan, Inc.......................      20,997
     871    American Home Products Corp.........      51,196
     933    Amgen, Inc. (b).....................      65,549
     203    Baxter International, Inc. (b)......      14,300

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     988    Bristol Myers Squibb Co.............  $   57,569
     400    Eli Lilly & Co......................      39,912
     659    Guidant Corp. (b)...................      32,629
     626    HCA-The Healthcare Co...............      19,013
     145    Human Genome Sciences, Inc. (b).....      19,293
     182    Johnson & Johnson...................      18,533
   1,046    Medtronic, Inc......................      52,098
     475    Merck & Co., Inc....................      36,391
   4,360    Pfizer, Inc.........................     209,299
     266    Pharmacia Corp......................      13,727
   1,104    Schering Plough Corp................      55,749
     166    Sepracor, Inc. (b)..................      20,012
                                                  ----------
                                                     759,373
                                                  ----------
Multi-Industry (1.7%):
     174    Corning, Inc........................      46,886
     232    S&P 500 Depositary Receipt..........      33,705
                                                  ----------
                                                      80,591
                                                  ----------
Raw Materials (0.2%):
     116    Praxair, Inc........................       4,329
     127    Rohm & Haas Co......................       4,387
                                                  ----------
                                                       8,716
                                                  ----------
Retail (6.0%):
     628    Costco Wholesale Corp. (b)..........      20,709
     424    CVS Corp............................      16,960
     858    Home Depot, Inc.....................      42,858
     538    Kohl's Corp. (b)....................      29,931
   1,119    Kroger Co. (b)......................      24,685
     578    Safeway, Inc. (b)...................      26,062
   1,545    Wal-Mart Stores, Inc................      89,013
   1,243    Walgreen Co.........................      40,018
                                                  ----------
                                                     290,236
                                                  ----------
Shelter (0.8%):
     137    International Paper Co..............       4,082
     524    Kimberly Clark Corp.................      30,045
      82    Sealed Air Corp. (b)................       4,303
                                                  ----------
                                                      38,430
                                                  ----------
Technology (49.9%):
     588    ADC Telecommunications, Inc. (b)....      49,307
     260    Adobe Systems, Inc..................      33,744
     332    Adtran, Inc. (b)....................      19,852
     152    Agilent Technologies, Inc. (b)......      11,215
     112    Altera Corp. (b)....................      11,448
     693    Applied Materials, Inc. (b).........      62,837
     361    Atmel Corp. (b).....................      13,297
     121    BMC Software, Inc. (b)..............       4,400
     174    Broadcom Corp., Class A (b).........      38,005

Continued

One Group Mutual Funds
Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
   1,211    Cadence Design Systems, Inc. (b)....  $   24,673
   4,514    Cisco Systems, Inc. (b).............     285,791
     344    Compaq Computer Corp................       8,803
     310    Comverse Technology, Inc. (b).......      28,806
   2,054    Dell Computer Corp. (b).............     101,284
   1,674    EMC Corp. (b).......................     128,762
      44    Foundry Networks, Inc. (b)..........       4,891
     213    Hewlett Packard Co..................      26,638
   2,229    Intel Corp..........................     298,029
   1,129    IBM Corp............................     123,684
     174    JDS Uniphase Corp. (b)..............      20,893
     127    Juniper Networks, Inc. (b)..........      18,556
     357    KLA-Tencor Corp. (b)................      20,879
     245    Linear Technology Corp..............      15,658
   1,912    Lucent Technologies, Inc............     113,292
     199    Maxim Integrated Products, Inc.
              (b)...............................      13,535
     354    Micron Technology, Inc. (b).........      31,141
   2,967    Microsoft Corp. (b).................     237,397
     231    Network Appliance, Inc. (b).........      18,576
     246    Nortel Networks Corp................      16,757
   1,335    Oracle Corp. (b)....................     112,255
   1,543    Parametric Technology Corp. (b).....      16,975
     466    PE Corp-PE Biosystems Group.........      30,679
     177    PMC-Sierra, Inc. (b)................      31,401
     344    Qualcomm, Inc. (b)..................      20,629
     377    Rational Software Corp. (b).........      35,032
      63    Redback Networks, Inc. (b)..........      11,177
   1,261    Sun Microsystems, Inc. (b)..........     114,699
      59    Sycamore Networks, Inc. (b).........       6,478
     403    Symantec Corp. (b)..................      21,725
     534    Symbol Technologies, Inc............      29,715
     625    Tellabs, Inc. (b)...................      42,754
     411    Teradyne, Inc. (b)..................      30,231
     939    Texas Instruments, Inc..............      64,514
      70    Tibco Software, Inc. (b)............       7,502
     140    Veritas Software Corp. (b)..........      15,809
     346    Xilinx, Inc. (b)....................      28,567
                                                  ----------
                                                   2,402,292
                                                  ----------
Transportation (0.2%):
     121    Kansas City Southern Industries,
              Inc...............................      10,687
                                                  ----------
Utilities (5.1%):
     192    AES Corp. (b).......................       8,753
     403    El Paso Energy Corp.................      20,527
     252    Enron Corp..........................      16,271
     387    Mcleod, Inc. (b)....................       8,009
     220    Metromedia Fiber Network, Inc.
              (b)...............................       8,734
     519    Nextel Communications, Inc., Class A
              (b)...............................      31,769

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     170    Nextlink Communications, Inc. (b)...  $    6,442
     264    Qwest Communications International
              (b)...............................      13,107
     342    Sprint Corp. (b)....................      20,331
     241    U.S. West, Inc......................      20,665
     219    Voicestream Wireless Corp. (b)......      25,426
     488    Williams Co.........................      20,351
     990    Worldcom, Inc. (b)..................      45,397
                                                  ----------
                                                     245,782
                                                  ----------
  Total Common Stocks                              4,811,775
                                                  ----------
INVESTMENT COMPANIES (1.1%):
  53,230    One Group Prime Money Market Fund,
              Class I...........................      53,230
                                                  ----------
  Total Investment Companies                          53,230
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (6.3%):
Master Notes (0.7%):
 $13,916    Bear Stearns, 7.40%, 7/3/00*........      13,916
   3,479    Danaher, 7.31%, 7/3/00*.............       3,479
   7,886    General Mills, 6.83%, 7/3/00*.......       7,886
   3,479    Lehman Brothers, 7.44%, 7/3/00*.....       3,479
   3,479    Willamette, 6.92%, 7/3/00*..........       3,479
                                                  ----------
                                                      32,239
                                                  ----------
Put Bonds (2.4%):
   5,798    Associates Corp., 7.00%, 9/17/01*...       5,863
   9,277    Bank of America, 6.32%, 7/5/01*.....       9,384
   6,959    Caterpillar Finance, 7.05%,
              5/1/01*...........................       6,959
   5,798    Chase Manhattan, 7.11%, 5/6/02*.....       5,798
   5,798    Ford Motor Credit, 7.03%,
              4/11/02*..........................       5,798
   5,798    GMAC, 7.07%, 5/3/01*................       5,798
     460    Goldman Sachs, 7.13%, 11/21/00*.....         460
  16,000    Greenwich Capital, 7.11%,
              12/2/02*..........................      16,000
   2,319    Greenwich Capital, 7.10%, 7/9/01*...       2,319
   5,798    J.P. Morgan & Co., 7.01%, 5/4/01*...       5,798
   2,440    Lehman Brothers, 6.91%, 9/4/01*.....       2,440
   6,958    Liberty Lighthouse, 7.08%,
              4/12/02*..........................       6,955
   5,798    Merrill Lynch, 7.16%, 5/6/02*.......       5,798
   2,667    Salomon Smith Barney, 6.90%,
              2/5/01*...........................       2,667
   5,798    Salomon Smith Barney, 6.81%,
              4/8/02*...........................       5,798
   6,959    Sigma Finance, Inc., 6.91%,
              5/15/01*..........................       6,959
   5,798    Sigma Financial, 6.93%, 1/22/01*....       5,798
   9,278    SPARCC, 6.65%, 9/25/00*.............       9,278
   5,798    U.S. Bancorp, 6.78%, 5/8/02*........       5,798
                                                  ----------
                                                     115,668
                                                  ----------

Continued

One Group Mutual Funds
Large Cap Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
 Repurchase Agreements (3.2%):
 $   708    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $3,219 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $769)................  $      708
  69,581    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $73,632 various
              Commercial Paper, 0.00%, 7/3/00 -
              8/14/00, market value $73,304)....      69,581
  17,395    HSBC, 7.25%, 7/3/00, (Collateralized
              by $29,071 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $17,743)..........................      17,395
   3,479    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $3,688)...........................       3,479

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $ 6,428    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $6,750 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $6,622)....  $    6,428
  57,984    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $61,598 various
              Commercial Paper, 0.00%, 7/3/00 -
              3/9/01, market value $60,884).....      57,984
                                                  ----------
                                                     155,575
                                                  ----------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                           303,482
                                                  ----------
Total (Cost $3,351,850) (a)                       $5,168,487
                                                  ==========

------------

Percentages indicated are based on net assets of $4,814,453.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $21,048. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,868,884
                   Unrealized depreciation......................     (73,295)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $1,795,589
                                                                  ==========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (100.6%):
Business Equipment & Services (1.5%):
     314    Ceridian Corp. (b)..................  $    7,556
     233    Electronic Data Systems Corp. ......       9,611
      75    First Data Corp. ...................       3,722
     112    Staples, Inc. (b)...................       1,722
                                                  ----------
                                                      22,611
                                                  ----------
Capital Goods (3.6%):
      38    Black & Decker Corp. ...............       1,494
      77    Caterpillar, Inc. ..................       2,608
     116    Crane Co. ..........................       2,820
     120    Deere & Co. ........................       4,440
      97    Dover Corp. ........................       3,935
     105    Emerson Electric Co. ...............       6,339
      30    Grainger W.W., Inc. ................         924
     124    Illinois Tool Works, Inc. ..........       7,068
      28    Johnson Controls, Inc. .............       1,437
      83    Parker-Hannifin Corp. ..............       2,843
      38    Sanmina Corp. (b)...................       3,249
     406    Tyco International, Ltd. ...........      19,235
                                                  ----------
                                                      56,392
                                                  ----------
Consumer Durable (2.4%):
      92    Dana Corp. .........................       1,949
      95    Danaher Corp. ......................       4,697
     207    Delphi Automotive Systems Corp. ....       3,014
      17    Eaton Corp. ........................       1,139
     311    Ford Motor Co. .....................      13,372
     200    General Motors Corp. ...............      11,613
      60    Genuine Parts Co. ..................       1,200
      41    Visteon Corp. (b)...................         494
                                                  ----------
                                                      37,478
                                                  ----------
Consumer Non-Durable (3.6%):
     142    Archer-Daniels-Midland Co. .........       1,393
     119    Coca-Cola Enterprises...............       1,941
      78    Conagra, Inc. ......................       1,487
      87    Eastman Kodak Co. ..................       5,177
     236    Fort James Corp. ...................       5,458
     104    Nabisco Group Holdings..............       2,698
      66    Newell Rubbermaid, Inc. ............       1,700
     819    Philip Morris Cos., Inc. ...........      21,753
     164    Seagram Co., Ltd. ..................       9,512
     331    Whittman Corp. .....................       4,096
                                                  ----------
                                                      55,215
                                                  ----------
Consumer Services (5.6%):
     164    Carnival Corp., Class A.............       3,198
     118    Cendant Corp. (b)...................       1,652
     103    Clear Channel Communications,
              Inc. (b)..........................       7,725

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     156    Comcast Corp. (b)...................  $    6,318
      71    Gannett, Inc. ......................       4,247
      65    Marriott International, Inc., Class
              A.................................       2,344
      48    McGraw-Hill Cos., Inc. .............       2,592
      41    New York Times Co. .................       1,620
     101    Tribune Co. ........................       3,535
     257    Viacom, Inc. (b)....................      17,555
     231    Viacom, Inc., Class A (b)...........      15,795
     521    Walt Disney Co. ....................      20,220
                                                  ----------
                                                      86,801
                                                  ----------
Energy (10.7%):
      87    Burlington Resources, Inc. .........       3,328
      58    Chevron Corp. ......................       4,919
   1,001    Exxon Mobil Corp. ..................      78,585
     345    Occidental Petroleum Corp. .........       7,267
      37    Phillips Petroleum Co. .............       1,875
     425    Royal Dutch Petroleum Co. ..........      26,163
     153    Schlumberger Ltd. ..................      11,418
     172    Texaco, Inc. .......................       9,159
     165    Tosco Corp. ........................       4,672
     152    Transocean Sedco Forex, Inc. .......       8,123
     109    Unocal Corp. .......................       3,611
     275    USX-Marathon Group, Inc. ...........       6,892
                                                  ----------
                                                     166,012
                                                  ----------
Financial Services (26.6%):
     158    AFLAC, Inc. ........................       7,258
     199    American Express Co. ...............      10,373
     374    American International Group,
              Inc. .............................      43,885
     136    Associates First Capital Corp.,
              Class A...........................       3,035
     437    Bank of America Corp. ..............      18,805
     241    Bank of New York Co., Inc. .........      11,207
     157    Capital One Financial Corp. ........       7,006
     455    Chase Manhattan Corp. ..............      20,935
     107    Cigna Corp. ........................      10,005
     140    Cincinnati Financial Corp. .........       4,401
     956    Citigroup, Inc. ....................      57,598
     115    Comerica, Inc. .....................       5,161
     278    Compass Bancshares, Inc. ...........       4,743
     184    Fannie Mae..........................       9,603
      65    Fifth Third Bancorp.................       4,111
     530    Firstar Corp. ......................      11,171
     400    Fleetboston Financial Corp. ........      13,614
     442    Freddie Mac.........................      17,901
      81    Hartford Financial Services
              Group, Inc. ......................       4,531
     391    Hibernia Corp., Class A.............       4,252

Continued

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     245    Household International, Inc. ......  $   10,183
     309    John Hancock Financial Services,
              Inc. (b)..........................       7,317
      72    Marsh & McLennan Co. ...............       7,520
     229    Mellon Financial Corp. .............       8,344
     144    Merrill Lynch & Co. ................      16,560
     183    Metlife, Inc. (b)...................       3,854
      46    MGIC Investment Corp. ..............       2,093
     384    Morgan Stanley Dean Witter Discover
              & Co. ............................      31,967
     164    Paine Webber Group, Inc. ...........       7,462
     182    PNC Bank Corp. .....................       8,531
      28    Progressive Corp. ..................       2,072
      47    Providian Financial Corp. ..........       4,230
     171    SunTrust Banks, Inc. ...............       7,813
     103    Washington Mutual, Inc. ............       2,980
     549    Wells Fargo Co. ....................      21,274
                                                  ----------
                                                     411,795
                                                  ----------
Health Care (4.9%):
     449    American Home Products Corp. .......      26,378
     192    Baxter International, Inc. .........      13,472
     192    Guidant Corp. (b)...................       9,504
     159    HCA-The Healthcare Corp. ...........       4,830
     116    Pharmacia Corp. ....................       5,996
     281    Tenet Healthcare Corp. (b)..........       7,587
     162    Watson Pharmaceutical, Inc. (b).....       8,708
                                                  ----------
                                                      76,475
                                                  ----------
Multi Industry (1.6%):
     195    Honeywell International, Inc. ......       6,569
     178    Minnesota Mining & Manufacturing
              Co. ..............................      14,685
      29    Textron, Inc. ......................       1,575
      28    TRW, Inc. ..........................       1,215
                                                  ----------
                                                      24,044
                                                  ----------
Raw Materials (3.7%):
     414    Alcoa, Inc. ........................      12,005
     390    Dow Chemical Co. ...................      11,773
     165    Du Pont (EI) De Nemours & Co. ......       7,219
     288    Engelhard Corp. ....................       4,914
     236    Inco, Ltd. (b)......................       3,629
     212    Praxair, Inc. ......................       7,937
     234    Rohm & Haas Co. ....................       8,073
      33    Vulcan Materials Co. ...............       1,409
                                                  ----------
                                                      56,959
                                                  ----------
Retail (5.4%):
     296    Albertsons, Inc. ...................       9,842

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
     313    Costco Wholesale Corp. (b)..........  $   10,326
     255    CVS Corp. ..........................      10,200
     389    Kroger Co. (b)......................       8,591
     388    Limited, Inc. ......................       8,391
     337    McDonald's Corp. ...................      11,100
     283    Safeway, Inc. (b)...................      12,770
      67    Target Corp. .......................       3,886
     501    Wendy's International, Inc. ........       8,924
                                                  ----------
                                                      84,030
                                                  ----------
Shelter (1.0%):
     353    International Paper Co. ............      10,523
     136    Leggett & Platt, Inc. ..............       2,244
     136    Masco Corp. ........................       2,457
       3    Pentair, Inc. ......................         107
                                                  ----------
                                                      15,331
                                                  ----------
Technology (10.1%):
      77    3Com Corp. (b)......................       4,437
      95    Agilent Technologies, Inc. (b)......       7,039
     129    Andrew Corp. (b)....................       4,330
     116    Apple Computer, Inc. (b)............       6,076
     303    Boeing Co. .........................      12,669
     124    Cabletron Systems, Inc. (b).........       3,131
     583    Compaq Computer Corp. ..............      14,902
      98    Gateway, Inc. (b)...................       5,562
     108    General Dynamics Corp. .............       5,643
     381    Global Crossing, Ltd. (b)...........      10,025
     225    Hewlett-Packard Co. ................      28,096
      48    Kla-Tencor Corp. (b)................       2,811
     174    Lam Research Corp. (b)..............       6,525
      85    Lockheed Martin Corp. ..............       2,109
      66    Microsoft Corp. (b).................       5,280
     259    Motorola, Inc. .....................       7,527
     267    Parametric Technology Corp. (b).....       2,935
     285    Peoplesoft, Inc. (b)................       4,774
      73    Raytheon Co., Class B...............       1,405
      39    Rockwell International Corp. .......       1,229
      58    Seagate Technology, Inc. (b)........       3,190
     177    Solectron Corp. (b).................       7,412
      29    Teradyne, Inc. (b)..................       2,161
     129    United Technologies Corp. ..........       7,595
                                                  ----------
                                                     156,863
                                                  ----------
Transportation (0.6%):
      50    Kansas City Southern Industries,
              Inc. .............................       4,434
      80    United Parcel Service, Inc., Class
              B.................................       4,720
                                                  ----------
                                                       9,154
                                                  ----------

Continued

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
 Utilities (19.3%):
     107    AES Corp. (b).......................  $    4,882
      97    Alltel Corp. .......................       6,008
     704    AT&T Corp. .........................      22,260
     740    Bell Atlantic Corp. ................      37,600
     381    BellSouth Corp. ....................      16,240
     100    Centurytel, Inc. ...................       2,869
     281    Coastal Corp. ......................      17,106
      48    Consolidated Edison, Inc. ..........       1,422
     128    Constellation Energy Group..........       4,168
      41    Dominion Resources, Inc. of
              Virginia..........................       1,758
      83    Duke Energy Corp. ..................       4,679
     330    Edison International................       6,765
     252    Enron Corp. ........................      16,254
     195    Entergy Corp. ......................       5,302
     149    Florida Power & Light Group,
              Inc. .............................       7,376
      89    Florida Progress Corp. .............       4,172
     119    Peco Energy Corp. ..................       4,797
      82    Pinnacle West Capital Corp. ........       2,778
     100    Public Service Enterprises, Inc. ...       3,463
     234    Reliant Energy, Inc. ...............       6,918
     793    SBC Communications, Inc. ...........      34,292
      93    Southern Co. .......................       2,168
     424    Sprint Corp. .......................      21,624
      66    U.S. West, Inc. ....................       5,660
     350    Williams Co., Inc. .................      14,591
     947    Worldcom, Inc. (b)..................      43,443
                                                  ----------
                                                     298,595
                                                  ----------
  Total Common Stocks                              1,557,755
                                                  ----------
INVESTMENT COMPANIES (2.5%):
  38,701    One Group Prime Money Market Fund,
              Class I...........................      38,701
                                                  ----------
  Total Investment Companies                          38,701
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (7.8%):
Master Notes (0.8%):
 $ 5,405    Bear Stearns, 7.40%, 7/3/00*........       5,405
   1,352    Danaher, 7.31%, 7/3/00*.............       1,352
   3,063    General Mills, 6.83%, 7/3/00*.......       3,063
   1,352    Lehman Brothers, 7.44%, 7/3/00*.....       1,352
   1,352    Willamette, 6.92%, 7/3/00*..........       1,352
                                                  ----------
                                                      12,524
                                                  ----------
Put Bonds (3.0%):
   2,253    Associates Corp., 7.00%, 9/17/01*...       2,278
   3,604    Bank of America, 6.32%, 7/5/01*.....       3,644
   2,703    Caterpillar Finance, 7.05%,
              5/1/01*...........................       2,703
   2,253    Chase Manhattan, 7.11%, 5/6/02*.....       2,253

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
   2,253    Ford Motor, 7.03%, 4/11/02*.........  $    2,253
 $ 2,253    GMAC, 7.07%, 5/3/01*................       2,253
   1,380    Goldman Sachs, 7.13%, 11/21/00*.....       1,380
     901    Greenwich Capital Markets, 7.10%,
              7/9/01*...........................         901
   2,253    J.P. Morgan & Co., 7.01%, 5/4/01*...       2,253
   8,055    Lehman Brothers, 6.91%, 9/4/01*.....       8,055
   2,703    Liberty Lighthouse, 7.08%,
              4/12/02*..........................       2,702
   2,253    Merrill Lynch, 7.16%, 5/6/02*.......       2,253
   1,036    Salomon Smith Barney, 6.90%,
              2/5/01*...........................       1,036
   2,253    Salomon Smith Barney, 6.81%,
              4/8/02*...........................       2,253
   2,253    Sigma Financial, 6.93%, 1/22/01*....       2,253
   2,703    Sigma Financial, 6.91%, 5/15/01*....       2,703
   3,603    SPARCC, 6.65%, 9/25/00*.............       3,603
   2,253    U.S. Bancorp, 6.78%, 5/8/02*........       2,253
                                                  ----------
                                                      47,029
                                                  ----------
Repurchase Agreements (4.0%):
     275    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $1,250 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $299)................         275
  27,030    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $28,605 various
              Commercial Paper, 0.00%, 7/3/00 -
              8/14/00, market value $28,477)....      27,030
   6,758    HSBC, 7.25%, 7/3/00, (Collateralized
              by $11,294 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $6,893)...........................       6,758
   2,497    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $2,622 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $2,572)....       2,497
   1,352    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $1,433)...........................       1,352
 $22,526    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $23,930 various
              Commercial Paper, 0.00%, 7/3/00 -
              3/9/01, market value $23,652).....      22,526
                                                  ----------
                                                      60,438
                                                  ----------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                           119,991
                                                  ----------
Total (Cost $1,580,758) (a)                       $1,716,447
                                                  ==========

Continued

One Group Mutual Funds
Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

------------

Percentages indicated are based on net assets of $1,548,187.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $21,887. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $207,726
                   Unrealized depreciation......................   (93,924)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $113,802
                                                                  ========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Equity Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 COMMON STOCKS (93.9%):
Business Equipment & Services (1.7%):
    140     Automatic Data Processing, Inc. .....  $  7,498
     70     Electronic Data Systems Corp. .......     2,888
     80     Interpublic Group, Inc. .............     3,440
                                                   --------
                                                     13,826
                                                   --------
Capital Goods (8.3%):
    150     Emerson Electric Co. ................     9,056
  1,000     General Electric Co. ................    53,001
     75     Johnson Controls, Inc. ..............     3,848
    150     Sherwin-Williams Co. ................     3,178
                                                   --------
                                                     69,083
                                                   --------
Consumer Durable (2.2%):
    250     Ford Motor Co. ......................    10,749
    120     General Motors Corp. ................     6,968
     33     Visteon Corp. (b)....................       397
                                                   --------
                                                     18,114
                                                   --------
Consumer Non-Durable (7.9%):
    220     Coca-Cola Co. .......................    12,635
    325     ConAgra, Inc. .......................     6,195
     80     Eastman Kodak Co. ...................     4,760
     75     General Mills, Inc. .................     2,869
    150     Gillette Co. ........................     5,241
    100     McCormick & Co., Inc. ...............     3,250
     50     Nike, Inc. ..........................     1,991
    150     PepsiCo, Inc. .......................     6,665
    225     Philip Morris Co., Inc. .............     5,977
    100     Proctor & Gamble Co. ................     5,725
     60     Quaker Oats Co. .....................     4,508
    115     Ralston Purina Group.................     2,293
    200     Sara Lee Corp. ......................     3,863
                                                   --------
                                                     65,972
                                                   --------
Consumer Services (2.5%):
    250     Belo (A.H.) Corp., Class A...........     4,328
    150     McGraw-Hill Co., Inc. ...............     8,100
    225     Walt Disney Co. .....................     8,733
                                                   --------
                                                     21,161
                                                   --------
Energy (9.3%):
    100     BP Amoco ADR.........................     5,656
    470     Exxon Mobil Corp. ...................    36,896
    125     Halliburton Co. .....................     5,898
    350     Royal Dutch Petroleum Co. ...........    21,547
    135     Texaco, Inc. ........................     7,162
                                                   --------
                                                     77,159
                                                   --------
Financial Services (15.6%):
    160     Aegon NV.............................     5,700
    100     Allstate Corp. ......................     2,225

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
    150     American Express Co. ................  $  7,819
     25     American International Group.........     2,938
    250     Bank of America Corp. ...............    10,749
    188     Chase Manhattan Corp. ...............     8,636
     40     Cigna Corp. .........................     3,740
    450     Citigroup, Inc. .....................    27,112
    190     Fannie Mae...........................     9,915
    220     First Tennessee National Corp. ......     3,644
    121     Franchise Finance Corp. of America...     2,790
     70     J.P. Morgan & Co., Inc. .............     7,709
     20     Lincoln National Corp. ..............       723
     70     Marsh & McLennan Co. ................     7,311
     70     Merrill Lynch........................     8,050
     75     National City Corp. .................     1,280
    200     Pacific Century Financial Corp. .....     2,925
    100     SouthTrust Corp. ....................     2,263
    215     U.S. Bancorp.........................     4,139
    250     Wells Fargo Co. .....................     9,687
                                                   --------
                                                    129,355
                                                   --------
Health Care (14.6%):
    110     Abbott Labs..........................     4,902
    360     American Home Products Co. ..........    21,149
    210     Baxter International, Inc. ..........    14,766
    250     Bristol Myers Squibb Co. ............    14,563
    100     Johnson & Johnson....................    10,188
    150     Merck & Co., Inc. ...................    11,494
    656     Pfizer, Inc. ........................    31,499
    250     Schering Plough Corp. ...............    12,625
                                                   --------
                                                    121,186
                                                   --------
Multi-Industry (1.1%):
    100     Honeywell International Inc. ........     3,369
     70     Minnesota Mining &
              Manufacturing Co. .................     5,775
                                                   --------
                                                      9,144
                                                   --------
Raw Materials (2.1%):
    165     Air Products & Chemical, Inc. .......     5,084
    225     Dow Chemical Co. ....................     6,792
    130     Du Pont (EI) de Nemours & Co. .......     5,688
                                                   --------
                                                     17,564
                                                   --------
Retail (5.2%):
    150     Albertsons, Inc. ....................     4,988
    175     McDonald's Corp. ....................     5,764
    450     Wal-Mart Stores, Inc. ...............    25,930
    200     Walgreen Co. ........................     6,438
                                                   --------
                                                     43,120
                                                   --------

Continued

One Group Mutual Funds
Equity Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
 Shelter (6.1%):
    125     Archstone Communities Trust..........  $  2,639
     78     Avalon Bay Communities, Inc. ........     3,265
    130     Carramerica Realty Corp. ............     3,450
    100     Colonial Properties Trust............     2,738
    175     Developers Diversified Realty
              Corp. .............................     2,614
    158     Duke Realty Investments, Inc. .......     3,541
    131     Equity Office Properties Trust.......     3,605
     78     Equity Residential Properties
              Trust..............................     3,589
    215     Kimberly Clark Corp. ................    12,335
     80     Kimco Realty Corp. ..................     3,264
     70     Public Storage, Inc. ................     1,641
    100     Simon Property Group, Inc. ..........     2,219
     69     Spieker Properties, Inc. ............     3,174
     80     Vornado Realty Trust.................     2,780
                                                   --------
                                                     50,854
                                                   --------
Technology (7.6%):
    125     Boeing Co. ..........................     5,227
    225     Compaq Computer Corp. ...............     5,752
    120     Hewlett Packard Co. .................    14,984
    215     IBM Corp.............................    23,555
    200     Motorola, Inc. ......................     5,813
    130     United Technologies Corp. ...........     7,654
                                                   --------
                                                     62,985
                                                   --------
Transportation (1.0%):
    210     Canadian National Railway Co. .......     6,129
     40     United Parcel Service, Class B.......     2,360
                                                   --------
                                                      8,489
                                                   --------
Utilities (8.7%):
     90     American Electric Power, Inc. .......     2,666
    285     AT&T Corp. ..........................     9,013
    190     BellSouth Corp. .....................     8,099
     60     El Paso Energy Corp. ................     3,056
    150     Entergy Corp. .......................     4,078
    190     GTE Corp. ...........................    11,828
    150     Northern States Power Co. ...........     3,028
    400     SBC Communications, Inc. ............    17,300
    285     Sierra Pacific Resources.............     3,580
    190     Sprint Corp. ........................     9,690
                                                   --------
                                                     72,338
                                                   --------
  Total Common Stocks                               780,350
                                                   --------
CONVERTIBLE BONDS (2.4%):
Health Care (0.2%):
  1,000     Alza Corp., 5.00%, 5/1/06............     1,579
                                                   --------
Industrial Goods & Services (0.4%):
  2,500     Athena Neuroscience, 4.75%,
              11/15/04...........................     3,500
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CONVERTIBLE BONDS, CONTINUED:
Multi-Industry (0.3%):
     40     Metlife Capital Trust, 8.00%,
              5/15/03 (b)........................  $  2,768
                                                   --------
Shelter (0.5%):
  5,000     Hilton Hotels Corp., 5.00%,
              5/15/06............................     3,975
                                                   --------
Utilities (1.0%):
    125     El Paso Energy Corp., 4.75%,
              3/31/28............................     8,047
                                                   --------
  Total Convertible Bonds                            19,869
                                                   --------
CONVERTIBLE PREFERRED STOCKS (2.6%):
Consumer Non-Durable (1.0%):
    300     Ingersoll-Rand Co. (b)...............     6,112
     75     Ralston Purina Group.................     2,311
                                                   --------
                                                      8,423
                                                   --------
Financial Services (0.5%):
     70     St. Paul Capital (b).................     4,183
                                                   --------
Multi-Industry (1.1%):
     25     Estee Lauder Ace Trust...............     2,113
     75     Georgia Pacific Group (b)............     2,400
    100     Monsanto Co. ........................     4,524
                                                   --------
                                                      9,037
                                                   --------
  Total Convertible Preferred Stocks                 21,643
                                                   --------
INVESTMENT COMPANIES (0.6%):
  4,903     One Group Prime Money Market Fund,
              Class I............................     4,903
                                                   --------
  Total Investment Companies                          4,903
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (0.9%):
Master Notes (0.1%):
 $  368     Bear Stearns, 7.40%, 7/3/00*.........       368
     92     Danaher Corp., 7.31%, 7/3/00*........        92
    209     General Mills, Inc., 6.83%,
              7/3/00*............................       209
     92     Lehman Brothers, 7.44%, 7/3/00*......        92
     92     Willamette, 6.92%, 7/3/00*...........        92
                                                   --------
                                                        853
                                                   --------
Put Bonds (0.3%):
    154     Associates Corp., 7.00%, 9/17/01*....       155
    246     Bank of America, 6.32%, 7/5/01*......       248
    184     Caterpillar Finance, 7.05%,
              5/1/01*............................       184
    154     Chase Manhattan, 7.11%, 5/6/02*......       154
    154     Ford Motor, 7.03%, 4/11/02*..........       154
    154     GMAC, 7.07%, 5/3/01*.................       154
     61     Greenwich Capital, 7.10%, 7/9/01*....        61
    154     J.P. Morgan & Co., 7.01%, 5/4/01*....       154
    184     Liberty Lighthouse, 7.08%, 4/12/02
              *..................................       183
    154     Merrill Lynch, 7.16%, 5/6/02*........       154

Continued

One Group Mutual Funds
Equity Income Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
 $  154     Salomon Smith Barney, 6.81%,
              4/8/02*............................  $    154
     71     Salomon Smith Barney, 6.90%,
              2/5/01*............................        71
    154     Sigma Financial, Inc., 6.93%,
              1/22/01*...........................       154
    183     Sigma Financial, Inc., 6.91%,
              5/15/01*...........................       183
    245     SPARCC, 6.65%, 9/25/00*..............       245
    154     U.S. Bancorp, 6.78%, 5/8/02*.........       154
                                                   --------
                                                      2,562
                                                   --------
Repurchase Agreements (0.5%):
     19     Bear Stearns Mortgage Capital, 6.83%,
              7/3/00*, (Collateralized by $85
              various U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $20)..................        19
  1,843     Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $1,950 various
              Commercial Paper, 0.00%, 7/3/00 -
              8/14/00, market value
              $1,941)............................     1,843
    461     HSBC, 7.25%, 7/3/00, (Collateralized
              by $770 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $470)..............................       461

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $   92     Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value $98)......  $     92
    170     Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $179 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $175).......       170
  1,535     Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $1,631 various
              Commercial Paper, 0.00%, 7/3/00 -
              3/9/01, market value $1,612).......     1,535
                                                   --------
                                                      4,120
                                                   --------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                            7,535
                                                   --------
Total (Cost $475,487) (a)                          $834,300
                                                   ========

------------

Percentages indicated are based on net assets of $831,067.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $37. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $378,843
                   Unrealized depreciation......................   (20,067)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $358,776
                                                                  ========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (98.8%):
Business Equipment & Services (3.6%):
     428    America Online, Inc. (b)............  $   22,597
     208    Automatic Data Processing, Inc. ....      11,117
     275    Electronic Data Systems Corp. ......      11,328
     388    eToys, Inc. (b).....................       2,463
     192    Omnicom Group.......................      17,100
     144    Waters Corp. (b)....................      17,987
                                                  ----------
                                                      82,592
                                                  ----------
Capital Goods (6.4%):
     267    Crane Co. ..........................       6,486
     147    Fastenal Co. .......................       7,460
   1,643    General Electric Co. ...............      87,084
     178    Johnson Controls, Inc. .............       9,140
     645    Tyco International Ltd. ............      30,559
     140    USG Corp. ..........................       4,264
                                                  ----------
                                                     144,993
                                                  ----------
Consumer Durable (1.9%):
     222    Danaher Corp. ......................      10,961
     228    General Motors Corp. ...............      13,210
     201    Lear Corp. (b)......................       4,014
      86    SPX Corp. (b).......................      10,379
     107    Whirlpool Corp. ....................       4,968
                                                  ----------
                                                      43,532
                                                  ----------
Consumer Non-Durable (4.4%):
     285    Coca-Cola Co. ......................      16,362
     263    Energizer Holdings, Inc. (b)........       4,798
     426    Gillette Co. .......................      14,899
     274    Intimate Brands, Inc. ..............       5,416
     237    Nabisco Group Holdings..............       6,156
     517    Philip Morris Co., Inc. ............      13,728
     303    Procter & Gamble Co. ...............      17,369
     355    Ralston Purina Group................       7,072
     776    Sara Lee Corp. .....................      14,985
                                                  ----------
                                                     100,785
                                                  ----------
Consumer Services (3.9%):
     270    Comcast Corp. (b)...................      10,951
     365    Time Warner, Inc. ..................      27,771
     520    Viacom, Inc., Class B (b)...........      35,453
     369    Walt Disney Co. ....................      14,302
                                                  ----------
                                                      88,477
                                                  ----------
Energy (5.0%):
     810    Exxon Mobil Corp. ..................      63,618
     231    Halliburton Co. ....................      10,907
     240    Occidental Petroleum Corp. .........       5,050
     208    Texaco, Inc. .......................      11,065

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Energy, continued:
     259    Tosco Corp. ........................  $    7,340
     176    Transocean Sedco Forex, Inc. .......       9,429
     196    USX-Marathon Group..................       4,914
                                                  ----------
                                                     112,323
                                                  ----------
Financial Services (13.4%):
     306    American Express Co. ...............      15,969
     344    American International Group,
              Inc. .............................      40,370
     249    Associates First Capital, Class A...       5,549
     549    Bank of America Corp. ..............      23,592
     239    Charter One Financial, Inc. ........       5,489
     362    Chase Manhattan Corp. ..............      16,687
     165    Cigna Corp. ........................      15,410
     801    Citigroup, Inc. ....................      48,240
     498    Federal Home Loan Mortgage Corp. ...      20,177
     399    First Security Corp. ...............       5,416
     552    Fleetboston Financial Corp. ........      18,782
     216    Hartford Financial Services Group...      12,070
     233    John Hancock Financial Services
              (b)...............................       5,519
     153    Marsh & McLennan Co. ...............      15,988
     344    Morgan Stanley Dean Witter
              Discover..........................      28,660
     247    Pacific Century Financial Corp. ....       3,616
     247    SouthTrust Corp. ...................       5,599
     147    SunTrust Banks, Inc. ...............       6,716
     225    Wells Fargo Co. ....................       8,717
                                                  ----------
                                                     302,566
                                                  ----------
Health Care (10.6%):
     453    Abbott Laboratories.................      20,205
     356    American Home Products Corp. .......      20,894
     201    Amgen, Inc. (b).....................      14,134
     194    Baxter International, Inc. (b)......      13,668
     536    Bristol Myers Squibb Co. ...........      31,212
     136    Guidant Corp. (b)...................       6,738
     115    Johnson & Johnson...................      11,720
     157    MedImmune (b).......................      11,600
     358    Medtronic, Inc. ....................      17,809
     213    Merck & Co., Inc. ..................      16,284
     951    Pfizer, Inc. .......................      45,632
     339    Schering Plough Corp. ..............      17,120
     479    Tenet Healthcare Corp. .............      12,921
                                                  ----------
                                                     239,937
                                                  ----------
Multi-Industry (0.4%):
     252    Honeywell International, Inc. ......       8,503
                                                  ----------
Raw Materials (2.1%):
     461    Alcoa, Inc. ........................      13,356
     190    Cabot Corp. ........................       5,168
     433    Crompton Corp. .....................       5,302

Continued

One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
     256    Cytec Industries, Inc. .............  $    6,315
     185    Du Pont (EI) de Nemours & Co. ......       8,107
     153    RPM, Inc. ..........................       1,547
     274    Sigma-Aldrich Corp. ................       8,027
                                                  ----------
                                                      47,822
                                                  ----------
Retail (6.6%):
     169    Applebee's International, Inc.
              (b)...............................       5,116
     386    Brinker International, Inc. (b).....      11,304
     211    Costco Wholesale Corp. (b)..........       6,961
     434    CVS Corp. ..........................      17,353
      88    Home Depot, Inc. ...................       4,410
     418    Kohl's Corp. (b)....................      23,248
     538    Kroger Co. (b)......................      11,861
     463    Limited, Inc. ......................      10,015
     298    Tricon Global Restaurants, Inc.
              (b)...............................       8,424
     650    Wal-Mart Stores, Inc. ..............      37,484
     398    Walgreen Co. .......................      12,815
                                                  ----------
                                                     148,991
                                                  ----------
Shelter (1.6%):
     270    Georgia-Pacific Corp. ..............       7,098
     417    Kimberly Clark Corp. ...............      23,918
     160    Pentair, Inc. ......................       5,689
                                                  ----------
                                                      36,705
                                                  ----------
Technology (29.1%):
     267    ADC Telecommunications, Inc. (b)....      22,423
     274    Applied Materials, Inc. (b).........      24,842
   1,088    Cisco Systems, Inc. (b).............      68,889
     133    Comverse Technology, Inc. (b).......      12,395
     588    Dell Computer Corp. (b).............      28,971
     168    Digital Island, Inc. (b)............       8,184
     705    EMC Corp. (b).......................      54,256
     168    Hewlett Packard Co. ................      20,925
     612    Intel Corp. ........................      81,838
     216    IBM Corp. ..........................      23,662
     186    Linear Technology Corp. ............      11,918
     469    Lucent Technologies, Inc. ..........      27,795
     297    Maxim Integrated Products, Inc.
              (b)...............................      20,184
     912    Microsoft Corp. (b).................      72,960
     358    Motorola, Inc. .....................      10,410
     707    Nortel Networks Corp. ..............      48,265
     257    Oracle Corp. (b)....................      21,603
     139    Rational Software Corp.(b)..........      12,872
     331    SCI Systems, Inc. (b)...............      12,988
     365    Sun Microsystems, Inc. (b)..........      33,220

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     169    Symantec Corp. (b)..................  $    9,118
     244    Symbol Technologies, Inc. ..........      13,602
     239    Xilinx, Inc. (b)....................      19,742
                                                  ----------
                                                     661,062
                                                  ----------
Transportation (0.9%):
     138    Kansas City Southern Industries,
              Inc. (b)..........................      12,274
     121    United Parcel Service, Inc., Class
              B.................................       7,136
                                                  ----------
                                                      19,410
                                                  ----------
Utilities (8.9%):
     294    AT&T Corp. .........................       9,294
     333    Bell Atlantic (b)...................      16,920
     232    CenturyTel, Inc. ...................       6,656
     227    CMS Energy Corp. ...................       5,012
     208    El Paso Energy Corp. ...............      10,575
     286    Energy East Corp. ..................       5,447
     238    Enron Corp. ........................      15,323
     251    Florida Power & Light, Inc. ........      12,432
     125    General Public Utilities Corp. .....       3,391
     205    Nextel Communications, Inc., Class A
              (b)...............................      12,531
     387    Pinnacle West Capital Corp. ........      13,096
     208    Qwest Communications International,
              Inc. (b)..........................      10,348
     780    SBC Communications, Inc. ...........      33,732
     291    Sprint Corp. .......................      14,851
     283    Williams Co. .......................      11,785
     421    Worldcom, Inc. (b)..................      19,309
                                                  ----------
                                                     200,702
                                                  ----------
  Total Common Stocks                              2,238,400
                                                  ----------
INVESTMENT COMPANIES (1.7%):
  39,200    One Group Prime Money Market Fund,
              Class I...........................      39,200
                                                  ----------
  Total Investment Companies                          39,200
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (4.5%):
Master Notes (0.4%):
 $ 4,006    Bear Stearns, 7.40%, 7/3/00*........       4,006
   1,001    Danaher, 7.31%, 7/3/00*.............       1,001
   2,269    General Mills, 6.83%, 7/3/00*.......       2,269
   1,001    Lehman Brothers, 7.44%, 7/3/00*.....       1,001
   1,001    Willamette, 6.92%, 7/3/00*..........       1,001
                                                  ----------
                                                       9,278
                                                  ----------
Put Bonds (2.1%):
   1,669    Associates Corp., 7.00%, 9/17/01*...       1,687
   2,670    Bank of America, 6.32%, 7/5/01*.....       2,700

Continued

One Group Mutual Funds
Diversified Equity Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
 $ 2,002    Caterpillar Financial, 7.05%,
              5/1/01*...........................  $    2,002
   1,669    Chase Manhattan, 7.11%, 5/6/02*.....       1,669
   1,669    Ford Motor, 7.03%, 4/11/02*.........       1,669
   1,669    GMAC, 7.07%, 5/3/01*................       1,669
   4,200    Goldman Sachs, 7.13%, 11/21/00*.....       4,200
     667    Greenwich Capital Markets, 7.10%,
              7/9/01*...........................         667
   4,037    Greenwich Capital Markets, 7.11%,
              12/2/02*..........................       4,037
   1,669    J.P. Morgan & Co., 7.01%, 5/4/01*...       1,669
  11,222    Lehman Brothers, 6.91%, 9/4/01 *....      11,222
   2,002    Liberty Lighthouse, 7.08%,
              4/12/02*..........................       2,002
   1,669    Merrill Lynch, 7.16%, 5/6/02*.......       1,669
     768    Salomon Smith Barney, 6.90%,
              2/5/01*...........................         768
   1,669    Salomon Smith Barney, 6.81%,
              4/8/02*...........................       1,669
   1,669    Sigma Finance, Inc., 6.93%,
              1/22/01*..........................       1,669
   2,002    Sigma Finance, Inc., 6.91%,
              5/15/01*..........................       2,002
   2,670    SPARCC, 6.65%, 9/25/00*.............       2,670
   1,669    U.S. Bancorp, 6.78%, 5/8/02*........       1,669
                                                  ----------
                                                      47,309
                                                  ----------
Repurchase Agreements (2.0%):
     204    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $926 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $221)................         204

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $20,024    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $21,190 various
              Commercial Paper, 0.00%, 7/3/00 -
              8/14/00, market value $21,096)....  $   20,024
   5,006    HSBC, 7.25%, 7/3/00, (Collateralized
              by $8,366 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $5,106)...........................       5,006
   1,001    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $1,061)...........................       1,001
   1,850    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $1,942 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $1,906)....       1,850
  16,687    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $17,727 various
              Commercial Paper, 0.00%, 7/3/00 -
              3/9/01, market value $17,521).....      16,687
                                                  ----------
                                                      44,772
                                                  ----------
  Total Short-Term Securities Held as Collateral
  for   Securities Lending                           101,359
                                                  ----------
Total (Cost $1,697,086) (a)                       $2,378,959
                                                  ==========

------------

Percentages indicated are based on net assets of $2,266,353.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $669. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 790,365
                   Unrealized depreciation......................   (109,161)
                                                                  ---------
                   Net unrealized appreciation (depreciation)...  $ 681,204
                                                                  =========

(b) Non-income producing securities.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 ASSET BACKED SECURITIES (5.1%):
Financial Services (4.4%):
 $ 1,000    Advanta Automobile Receivables Trust,
              Series 1998-1, Class A2, 6.09%,
              12/15/03...........................  $    989
     225    Advanta Equipment Receivables, Series
              98-1, Class A2, 5.82%,
              12/15/06...........................       224
   2,035    Advanta Equipment Receivables, Series
              1998-1, Class A4, 5.98%,
              12/15/06...........................     1,988
     123    Advanta Mortgage Loan Trust, Series
              1997-2, Class A2, 7.05%,
              5/25/21............................       122
     274    Americredit Automobile Receivables
              Trust, Series 1997-C, Class A3,
              6.30%, 7/5/03......................       273
     700    Arcadia Automobile Receivables Trust,
              Series 1997-C, Class A5, 6.55%,
              6/15/05............................       694
   1,000    Arcadia Automobile Receivables Trust,
              Series 1998-B, Class A5, 6.06%,
              6/15/06............................       977
   1,606    BankBoston RV Asset Backed Trust,
              Series 1997-1, Class A6, 6.44%,
              1/15/07............................     1,602
     900    Barnett Auto Trust, Series 1997-A,
              Class A5, 6.26%, 2/15/03...........       893
   1,057    Capita Equipment Receivables Trust,
              Series 1997-1, Class A4, 6.19%,
              2/15/02............................     1,052
     494    Case Equipment Loan Trust, Series
              1998-B, Class A3, 5.81%,
              5/15/03............................       492
     163    Copelco Capital Funding Corp., Series
              96-A, Class A, 6.34%, 7/20/04......       163
     400    Dayton Hudson Credit Card Master
              Trust, Series 1997-1, Class A,
              6.25%, 8/25/05.....................       393
     670    EQCC Home Equity Loan Trust, Series
              1998-2, Class A6F, 6.16%,
              4/15/08............................       646
     161    EQCC Home Equity Loan Trust, Series
              1998-1, Class A3F, 6.23%,
              12/15/12...........................       160
     267    EQCC Home Equity Loan Trust, Series
              1997-2, Class A7, 6.89%,
              2/15/20............................       265
     750    EQCC Home Equity Loan Trust, Series
              1998-2, Class A4F, 6.33%,
              1/15/22............................       715

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
Financial Services, continued:
 $   798    Fleetwood Credit Corp. Grantor Trust,
              Series 97-B, Class A, 6.40%,
              5/15/13............................  $    790
      88    Green Tree Financial Corp., Series
              1996-3, Class A3, 6.70%,
              5/15/27............................        88
     282    Green Tree Financial Corp., Series
              1996-7, Class A4, 6.80%,
              10/15/27...........................       282
      92    Green Tree Home Improvement Loan
              Trust, Series 1996-C, Class HEA3,
              7.55%, 6/15/26.....................        92
     101    Green Tree Recreational, Equipment
              and Consulting, Series 1998-C,
              Class A3, 5.92%, 2/15/09...........       101
     367    Green Tree Recreational, Equipment
              and Consulting, Series 1998-B,
              Class A5, 6.10%, 12/15/13..........       358
     311    Green Tree Recreational, Equipment
              and Consulting, Series 1996-A,
              Class A1, 5.55%, 2/15/18...........       301
   2,000    Harley-Davidson Eaglemark Motorcycle
              Trust, Series 2000-1 Class A2,
              7.14%, 3/15/06.....................     2,001
     146    Household Affinity Credit Card Master
              Trust, Series 1993-2, Class A,
              5.60%, 5/15/02.....................       146
     193    Key Auto Finance Trust, Series
              1997-2, Class A5, 6.25%,
              10/15/03...........................       192
     300    Key Auto Finance Trust Series 1999-1
              Class A4, 5.83%, 1/15/07...........       293
     425    MBNA Master Credit Card Trust, Series
              1995-F, Class A, 6.60%,
              1/15/03............................       425
     275    Nationsbank Auto Grantor Trust,
              Series 96-1, Class A, 5.85%,
              9/15/11............................       275
     115    Olympic Automobile Receivables Trust,
              Series 1996-B, Class A4, 6.70%,
              3/15/02............................       115
     143    Olympic Automobile Receivables Trust,
              Series 1996-D, Class A4, 6.05%,
              8/15/02............................       143
   2,000    Onyx Acceptance Auto Trust, Series
              98-A, Class CTFS, 5.99%, 1/15/05...     1,955
     111    Premier Auto Trust, Series 1996-4,
              Class A4, 6.45%, 10/6/01...........       111
   2,119    SLM Student Loan Trust, Series 99-1,
              Class A1T, 6.67%, 4/25/08*.........     2,115

Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
ASSET BACKED SECURITIES, CONTINUED:
Financial Services, continued:
 $    55    The Money Store Auto Grantor Trust,
              Series 1996-2, Class A3, 6.25%,
              6/20/03............................  $     55
     595    The Money Store Home Equity Trust,
              Series 1997-C, Class AF5, 6.54%,
              6/15/21............................       591
     474    The Money Store Home Equity Trust,
              Series 1996-B, Class A8, 7.91%,
              5/15/24............................       473
     400    The Money Store Home Equity Trust,
              Series 1996-A, Class A8, 7.66%,
              8/15/26............................       385
     300    Union Acceptance Corp., Series
              1996-C, Class A3, 6.63%, 10/8/03...       298
   2,000    Union Acceptance Corp., Series
              1998-B, Class A5, 6.02%, 1/9/06....     1,957
                                                   --------
                                                     25,190
                                                   --------
Student Loan Marketing Association (0.7%):
   4,000    Student Loan Marketing Association,
              7.20%, 11/9/00*....................     4,006
                                                   --------
  Total Asset Backed Securities                      29,196
                                                   --------
COMMON STOCKS (57.2%):
Business Equipment & Service (1.8%):
      76    America Online, Inc. (b).............     4,011
      30    Automatic Data Processing, Inc. .....     1,623
      40    Electronic Data Systems Corp. .......     1,642
      50    eToys, Inc. (b)......................       320
      20    Waters Corp. (b).....................     2,557
                                                   --------
                                                     10,153
                                                   --------
Capital Goods (3.7%):
      39    Crane Co. ...........................       949
      21    Fastenal Co. ........................     1,062
     241    General Electric Co. ................    12,767
       0    Huttig Building Products, Inc.
              (b)(c).............................         0
      24    Johnson Controls, Inc. ..............     1,216
      22    Trinity Industries, Inc. ............       402
      95    Tyco International, Ltd. ............     4,486
      20    USG Corp. ...........................       621
                                                   --------
                                                     21,503
                                                   --------
Consumer Durable (1.1%):
      32    Danaher Corp. .......................     1,604
      33    General Motors Corp. ................     1,923
      26    Lear Corp. (b).......................       524
      13    SPX Corp. (b)........................     1,520
      15    Whirlpool Corp. .....................       711
                                                   --------
                                                      6,282
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable (2.6%):
      42    Coca-Cola Co. .......................  $  2,428
      39    Energizer Holdings, Inc. (b).........       704
      63    Gillette Co. ........................     2,187
      39    Intimate Brands, Inc. ...............       777
      35    Nabisco Group Holdings Corp. ........       905
      76    Philip Morris Co. ...................     2,021
      44    Proctor & Gamble Co. ................     2,520
      52    Ralston Purina Group.................     1,038
     114    Sara Lee Corp. ......................     2,199
                                                   --------
                                                     14,779
                                                   --------
Consumer Services (2.3%):
      38    Comcast Corp., Special Class A (b)...     1,558
      55    Time Warner, Inc. ...................     4,207
      76    Viacom, Inc. (b).....................     5,200
      54    Walt Disney Co. .....................     2,096
                                                   --------
                                                     13,061
                                                   --------
Energy (3.8%):
     117    Exxon Mobil Corp. ...................     9,172
      37    Halliburton Co. .....................     1,760
      55    Occidental Petroleums Corp. .........     1,150
      54    Royal Dutch Petroleum Co., NY
              Shares.............................     3,346
      37    Texaco, Inc. ........................     1,957
      50    Tosco Corp. .........................     1,402
      26    Transocan Sedco Forex, Inc. .........     1,377
      59    USX-Marathon Group, Inc. ............     1,478
                                                   --------
                                                     21,642
                                                   --------
Financial Services (7.8%):
      45    American Express Co. ................     2,330
      51    American International Group,
              Inc. ..............................     5,941
      44    Associates First Capital Corp., Class
              A..................................       981
      81    BankAmerica Corp. ...................     3,472
      35    Charter One Financial, Inc. .........       807
      54    Chase Manhattan Corp. ...............     2,484
      25    Cigna Corp. .........................     2,355
     125    Citigroup, Inc. .....................     7,535
      32    Fannie Mae...........................     1,696
      57    First Security Corp. ................       771
      80    Fleetboston Financial Corp. .........     2,717
      32    Freddie Mac..........................     1,298
      35    Hartford Financial Services
              Group, Inc. .......................     1,943
      34    John Hancock Financial Services,
              Inc. (b)...........................       810
      22    Marsh & McLennan Co. ................     2,292
      51    Morgan Stanley Dean Witter
              Discover & Co. ....................     4,206
      37    Pacific Century Financial Corp. .....       540

Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      38    SouthTrust Corp. ....................  $    848
      22    SunTrust Banks, Inc. ................       987
      33    Wells Fargo Co. .....................     1,266
                                                   --------
                                                     45,279
                                                   --------
Health Care (6.6%):
      67    Abbott Labs..........................     2,981
      57    American Home Products Co. ..........     3,322
      30    Amgen, Inc. (b)......................     2,083
      28    Baxter International, Inc. ..........     1,990
      77    Bristol Myers Squibb Co. ............     4,478
      20    Guidant Corp. (b)....................       966
      19    Johnson & Johnson....................     1,936
      23    MedImmune, Inc. (b)..................     1,670
      62    Medtronic, Inc. .....................     3,098
      31    Merck & Co., Inc. ...................     2,400
     178    Pfizer, Inc. ........................     8,566
      49    Schering Plough Corp. ...............     2,485
      70    Tenet Healthcare Corp. (b)...........     1,879
                                                   --------
                                                     37,854
                                                   --------
Multi-Industry (0.2%):
      37    Honeywell International, Inc. .......     1,250
                                                   --------
Raw Materials (1.3%):
      68    Alcoa, Inc. .........................     1,961
      35    Cabot Corp. .........................       944
      63    Crompton Corp. ......................       770
      31    Cytec Industries, Inc. (b)...........       777
      27    Du Pont (EI) de Nemours & Co. .......     1,176
      62    RPM, Inc. ...........................       627
      34    Sigma-Aldrich Corp. .................       986
                                                   --------
                                                      7,241
                                                   --------
Retail (3.6%):
      24    Applebee's International, Inc. ......       734
      23    Brinker International, Inc. (b)......       668
      31    Costco Wholesale Corp. (b)...........     1,008
      63    CVS Corp. ...........................     2,505
      13    Home Depot, Inc. ....................       635
      60    Kohl's Corp. (b).....................     3,335
      78    Kroger Co. (b).......................     1,713
      67    Limited, Inc. .......................     1,444
      43    Tricon Global Restaurants, Inc.
              (b)................................     1,222
      94    Wal-Mart Stores, Inc. ...............     5,428
      58    Walgreen Co. ........................     1,851
                                                   --------
                                                     20,543
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Shelter (0.9%):
      39    Georgia Pacific Corp. ...............  $  1,033
      61    Kimberly Clark Corp. ................     3,512
      23    Pentair, Inc. .......................       833
                                                   --------
                                                      5,378
                                                   --------
Technology (16.7%):
      38    ADC Telecommunications, Inc. (b).....     3,189
       0    Agilent Technologies, Inc. (b)(c)....         0
      45    Applied Materials, Inc. (b)..........     4,112
     158    Cisco Systems, Inc. (b)..............    10,024
      19    Comverse Technology, Inc. (b)........     1,787
      88    Dell Computer Corp. (b)..............     4,345
      24    Digital Island, Inc. (b).............     1,186
     102    EMC Corp. (b)........................     7,834
      22    Hewlett Packard Co. .................     2,757
      88    Intel Corp. .........................    11,814
      32    IBM Corp. ...........................     3,540
      25    Linear Technology Corp. .............     1,621
      82    Lucent Technologies, Inc. ...........     4,887
      46    Maxim Integrated Products, Inc.
              (b)................................     3,116
     133    Microsoft Corp. (b)..................    10,633
      52    Motorola, Inc. ......................     1,520
     102    Nortel Networks Corp. ...............     6,989
      26    Oracle Corp. (b).....................     2,191
      20    Rational Software Corp. (b)..........     1,834
      50    SCI Systems, Inc. (b)................     1,968
      52    Sun Microsystems, Inc. (b)...........     4,718
      24    Symantec Corp. (b)...................     1,314
      35    Symbol Technologies, Inc. ...........     1,930
      35    Xilinx, Inc. (b).....................     2,866
                                                   --------
                                                     96,175
                                                   --------
Transportation (0.5%):
      20    Kansas City Southern Industries,
              Inc. ..............................     1,772
      17    United Parcel Service, Inc., Class
              B..................................     1,032
                                                   --------
                                                      2,804
                                                   --------
Utilities (4.3%):
      40    AT&T Corp. ..........................     1,256
      34    Centurytel, Inc. ....................       966
       6    CMS Energy Corp. ....................       136
      35    Constellation Energy Group, Inc. ....     1,124
      32    El Paso Energy Corp. ................     1,645
      43    Energy East Corp. ...................       810
       5    Florida Power & Light, Inc. .........       250
      30    General Public Utilities Corp. ......       800
      34    L G & E Energy Corp. ................       822
      20    New Century Energies, Inc. ..........       589
      30    Nextel Communications, Inc.,
              Class A (b)........................     1,823

Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      28    Pinnacle West Capital Corp. .........  $    946
      31    Qwest Communications International,
              Inc. (b)...........................     1,531
     127    SBC Communications, Inc. ............     5,486
      43    Sprint Corp. ........................     2,196
      41    Williams Cos., Inc. .................     1,700
      61    Worldcom, Inc. (b)...................     2,790
                                                   --------
                                                     24,870
                                                   --------
  Total Common Stocks                               328,814
                                                   --------
WARRANTS (0.0%):
Business Equipment & Service (0.0%):
       0    Morrison Knudson Corp. (c)...........         0
                                                   --------
  Total Warrants                                          0
                                                   --------
CORPORATE BONDS (7.5%):
Banking, Finance & Insurance (3.3%):
 $ 1,000    Associates Corp., Series G, 8.27%,
              11/8/01............................     1,012
   1,000    Associates Corp., 8.58%, 11/23/04....     1,028
   1,600    BankAmerica Corp., 9.20%, 5/15/03....     1,666
     500    Chrysler Financial Corp., 5.88%,
              2/7/01.............................       496
   2,725    Circuit City Credit Card Master
              Trust, Series 95-1, Class A, 6.38%,
              8/15/05............................     2,723
   1,350    Contimortgage Home Equity Loan Trust,
              Series 1998-1, Class A6, 6.58%,
              12/15/18...........................     1,312
   2,000    First Hawaiian, Inc., 6.25%,
              8/15/00............................     1,998
     610    Ford Credit Auto Loan Master Trust,
              5.50%, 2/15/03.....................       604
   1,250    General Motors Acceptance Corp.,
              8.25%, 2/24/04.....................     1,282
   2,000    Goldman Sachs Group, Inc., 7.20%,
              3/1/07 (d).........................     1,904
     750    Huntington National Bank, 6.75%,
              6/15/03............................       731
   1,000    International Lease Finance Corp.,
              5.88%, 1/15/01.....................       993
     500    Lehman Brothers, Inc., 9.88%,
              10/15/00...........................       504
     307    McDonnell Douglas Financial Corp.,
              6.45%, 12/5/02.....................       300
     250    Nationsbank Texas, 6.75%, 8/15/00....       250
   1,000    Society National Bank, 6.75%,
              6/15/03............................       976
     500    Suntrust Banks, 7.38%, 7/1/02........       500
     347    WFS Financial Owner Trust, 5.65%,
              11/20/02...........................       345
                                                   --------
                                                     18,624
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
CORPORATE BONDS, CONTINUED:
Capital Goods (0.5%):
 $ 1,000    Cummins Engine Co., Inc., 6.45%,
              3/1/05.............................  $    928
   2,000    Tyco International Group, 6.25%,
              6/15/03............................     1,906
                                                   --------
                                                      2,834
                                                   --------
Consumer Durable (0.0%):
     250    Ford Motor Co., 9.00%, 9/15/01.......       255
                                                   --------
Consumer Non-Durable (0.1%):
     500    Campbell Soup Co., 5.63%, 9/15/03....       480
                                                   --------
Consumer Services (0.8%):
     505    Hertz Corp., 7.00%, 5/1/02...........       502
   1,627    Hertz Corp., 6.00%, 1/15/03..........     1,571
   2,400    Rental Car Finance, 6.45%,
              8/25/05 (d)........................     2,336
                                                   --------
                                                      4,409
                                                   --------
Energy (0.3%):
   1,250    Occidental Petroleum Corp., 9.25%,
              8/1/19.............................     1,364
     500    Union Pacific Co., 7.60%, 5/1/05.....       497
                                                   --------
                                                      1,861
                                                   --------
Health Care (0.0%):
     250    Johnson & Johnson, 7.38%, 6/29/02....       254
                                                   --------
Raw Materials (0.0%):
     200    Du Pont (EI) de Nemours & Co., 8.70%,
              2/7/01.............................       202
                                                   --------
Retail (0.7%):
   1,000    Dayton Hudson Corp., 7.25%, 9/1/04...       999
   2,093    JC Penney Co., 7.25%, 4/1/02.........     2,036
     750    Sears Roebuck Acceptance, 7.13%,
              5/2/03.............................       740
                                                   --------
                                                      3,775
                                                   --------
Technology (0.1%):
     750    Lockhead Corp., 7.63%, 6/15/04.......       746
                                                   --------
Utilities (1.7%):
     750    AT&T Corp., 7.50%, 6/1/06............       750
   2,400    Columbia Gas System, 6.80%,
              11/28/05...........................     2,316
     250    Duke Power Co., 7.00%, 7/1/00........       250
   2,500    Hydro Quebec, 6.52%, 2/23/06.........     2,392
   3,500    Tennessee Valley Authority, 5.00%,
              12/18/03...........................     3,278
     500    Virginia Electric & Power, 6.63%,
              4/1/03.............................       490
                                                   --------
                                                      9,476
                                                   --------
  Total Corporate Bonds                              42,916
                                                   --------

Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 U.S. GOVERNMENT AGENCY (2.1%):
Federal Home Loan Bank (2.1%):
 $ 4,000    5.51%, 12/29/03......................  $  3,809
   1,000    5.88%, 11/25/08......................       909
   8,000    5.61%, 2/11/09.......................     7,210
                                                   --------
  Total U.S. Government Agency                       11,928
                                                   --------
U.S. GOVERNMENT AGENCY MORTGAGES (19.2%):
Fannie Mae (10.0%):
   2,903    7.24%, 10/1/03, Pool #73712..........     2,877
   1,000    5.41%, 11/5/03.......................       952
   5,000    5.88%, 2/2/06........................     4,738
      33    6.65%, 3/25/06.......................        33
   2,158    7.13%, 7/1/06, Pool #381781..........     2,133
     968    6.94%, 12/1/06, Pool #73798..........       948
     420    7.00%, 9/1/07, Pool #185265..........       415
   1,283    6.53%, 12/1/07, Pool #375568.........     1,229
     228    7.00%, 5/25/08, Pool #1991-134.......       227
     800    8.30%, 10/25/08*.....................       797
   1,080    7.50%, 8/1/09, Pool #292020..........     1,080
     534    6.50%, 5/1/11, Pool #337195..........       518
   1,268    6.50%, 4/1/13, Pool #414513..........     1,226
     576    7.00%, 6/1/13, Pool #427488..........       566
   2,000    6.50%, 6/25/13.......................     1,954
   2,244    6.00%, 1/1/14, Pool #440777..........     2,125
     696    5.75%, 11/25/17......................       693
     544    6.25%, 3/25/18.......................       541
   1,153    8.50%, 11/1/18, Pool #313280.........     1,181
     597    7.50%, 3/17/19, Pool #G97-5A.........       599
     537    8.50%, 1/25/20.......................       548
     260    9.50%, 4/25/20.......................       272
     119    7.00%, 7/25/20.......................       118
     404    7.00%, 7/25/20.......................       395
     756    7.00%, 8/18/20.......................       754
     899    8.50%, 9/25/20.......................       919
     603    6.50%, 10/25/20......................       598
     279    7.50%, 4/25/21.......................       278
     135    8.30%, 4/25/21.......................       134
     247    8.00%, 7/25/21.......................       249
     260    5.76%, 8/25/21.......................       241
     500    6.85%, 8/25/21, Pool #1993-17........       490
     693    6.50%, 1/18/22.......................       687
   1,433    7.00%, 2/18/22.......................     1,430
   1,067    7.50%, 7/25/22.......................     1,053
     500    7.50%, 10/25/22......................       493
   1,746    8.00%, 11/1/22, Pool #124555.........     1,763
     760    6.65%, 12/18/22......................       755
   1,198    7.13%, 5/18/23, Series 97-11, Class
              R..................................     1,195
     400    0.00%, 5/25/23, Series 93-92, Class
              E..................................       295
   1,153    9.50%, 9/20/23.......................     1,181
      96    7.25%, 7/18/24.......................        96

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 $   602    9.00%, 8/1/24, Pool #250114..........  $    621
     954    9.50%, 11/18/24......................       989
   1,015    9.00%, 5/18/25.......................     1,046
     555    7.00%, 7/1/25, Pool #317252..........       537
     570    6.50%, 2/1/26, Pool #337115..........       539
     642    7.00%, 3/1/26, Pool #365488..........       624
     950    8.00%, 3/18/26.......................       957
     470    7.00%, 5/1/26, Pool #346269..........       455
     380    7.50%, 5/1/26, Pool #344916..........       376
     300    6.00%, 6/25/26.......................       267
     287    7.50%, 11/1/26, Pool #363626.........       284
     921    6.50%, 2/1/28, Pool #417157..........       870
   1,922    6.00%, 8/1/28, Pool #436125..........     1,762
   4,947    6.50%, 8/1/29 , Pool #323862.........     4,668
   4,985    7.00%, 4/1/30........................     4,812
                                                   --------
                                                     57,583
                                                   --------
Federal National Conventional Loan (0.2%):
     876    6.79%, 11/1/07, Pool #313832.........       853
     150    8.00%, 6/1/24, Pool #250085..........       151
     200    8.00%, 6/1/24, Pool #270402..........       201
                                                   --------
                                                      1,205
                                                   --------
Freddie Mac (5.3%):
      12    10.00%, 9/1/03, Pool #E30407.........        12
      81    6.25%, 1/15/06, Series 1519, Class
              E..................................        81
      15    9.00%, 5/1/06, Pool #B0-0282.........        15
     155    8.00%, 3/1/08, Pool #E45796..........       157
     151    9.00%, 8/1/09, Pool #279063..........       154
     366    7.00%, 12/15/11......................       350
     456    7.00%, 1/1/12, Pool #E66116..........       449
   1,078    6.50%, 3/1/13, Pool #E69466..........     1,043
     775    6.50%, 6/1/13, Pool #E00552..........       749
     703    7.00%, 6/1/13, Pool #E00554..........       691
   2,207    6.00%, 4/1/14, Pool #E76469..........     2,093
      48    6.50%, 10/15/18......................        48
     433    6.50%, 9/25/19, Series 8, Class G....       431
     488    8.00%, 6/15/20.......................       493
     133    10.50%, 10/1/20, Pool #D24679........       143
     384    7.50%, 2/15/21.......................       385
      42    9.00%, 4/20/21.......................        42
     303    8.50%, 6/15/21, Pool #1087-I.........       309
     227    6.00%, 9/15/21.......................       213
     455    7.30%, 11/15/21, Pool #1355 K........       455
      62    7.00%, 7/17/22.......................        62
   1,486    6.50%, 11/15/22, Pool #1152..........     1,415
   2,000    7.15%, 1/15/23, Pool #1517-I.........     1,903
     250    7.00%, 2/15/23.......................       243
     500    6.50%, 5/25/23.......................       475
     952    7.00%, 8/15/24, Pool #1883J..........       948

Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 $   409    9.50%, 9/15/24.......................  $    419
     207    8.00%, 4/1/25, Pool #C00401..........       209
     689    8.00%, 5/1/25, Pool #C80313..........       694
     179    8.00%, 5/1/25, Pool #D60455..........       180
     599    6.50%, 2/1/26, Pool #D68124..........       568
     482    6.50%, 2/1/26, Pool #D68616..........       457
     251    7.00%, 2/1/26, Pool #D69343..........       243
     436    7.00%, 3/1/26, Pool #D69430..........       423
     426    7.50%, 5/1/26, Pool #C00460..........       422
     221    8.50%, 7/1/26, Pool #C00472..........       226
     869    7.00%, 10/1/26, Pool #D75494.........       841
     447    7.50%, 8/1/27, Pool #C00542..........       443
     734    6.00%, 10/15/27......................       672
   1,000    6.00%, 1/15/28.......................       913
   1,024    8.50%, 7/1/28, Gold Pool #G00981.....     1,047
   1,954    6.00%, 8/1/28, Pool #C13638..........     1,792
     745    6.00%, 11/15/28......................       700
   1,592    8.00%, 11/15/28......................     1,654
   4,985    7.50%, 1/1/30, Pool #C35358..........     4,922
                                                   --------
                                                     30,184
                                                   --------
Government National Mortgage Assoc. (3.7%):
     168    6.50%, 12/16/06......................       168
     184    7.50%, 8/15/07, Pool #329613.........       186
     322    6.50%, 7/15/08, Pool #349693.........       316
     217    7.00%, 7/15/08, Pool #326444.........       216
   1,537    7.00%, 7/15/08, Pool #348872.........     1,528
      41    6.50%, 3/15/09, Pool #367398.........        40
     856    6.50%, 5/15/09, Pool #366779.........       839
     413    5.50%, 4/20/11, Pool #2222...........       385
       5    13.50%, 5/15/11, Pool #047241........         5
   1,761    6.50%, 10/1/13, Pool #468228.........     1,719
      10    12.00%, 3/15/14, Pool #109220........        12
       8    13.50%, 9/15/14, Pool #119582........         9
      62    9.00%, 12/15/16, Pool #203620........        64
      49    8.00%, 4/15/17, Pool #192100.........        50
      63    10.00%, 7/15/18, Pool #248404........        66
      23    8.00%, 5/15/22, Pool #329176.........        24
   1,044    8.50%, 6/15/22, Pool #323423.........     1,074
     627    8.50%, 12/15/22, Pool #780708........       646
      66    6.50%, 1/15/24, Pool #376656.........        63
     593    7.00%, 4/15/24, Pool #355120.........       578
      94    8.00%, 4/15/24, Pool #376038.........        96
     330    8.00%, 8/15/24, Pool #394024.........       335
     705    7.50%, 6/15/25, Pool #401860.........       701
     975    7.00%, 8/15/25, Pool #413007.........       952
   1,259    8.50%, 9/20/25, Pool #412336.........     1,285
     712    6.50%, 4/15/26, Pool #424185.........       678
     842    6.50%, 4/15/26, Pool #416192.........       802

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
 $   575    7.00%, 5/15/26, Pool #375344.........  $    560
     421    7.50%, 5/15/26, Pool #408313.........       419
     329    7.50%, 5/15/26, Pool #375345.........       328
     258    8.00%, 5/15/26, Pool #426783.........       262
     168    8.50%, 1/15/27, Pool #432266.........       172
     512    8.00%, 9/15/27, Pool #451932.........       519
     649    7.50%, 12/15/27, Pool #455358........       646
     866    6.50%, 3/15/28, Pool #430634.........       822
     573    7.00%, 4/15/28, Pool #473915.........       558
     830    7.50%, 5/15/28, Pool #465069.........       825
     820    7.00%, 6/15/28, Pool #477123.........       798
     890    8.00%, 7/20/28, Pool #2619...........       895
   1,864    6.00%, 10/20/28, Pool #2657..........     1,709
                                                   --------
                                                     21,350
                                                   --------
  Total U.S. Government Agency Mortgages            110,322
                                                   --------
U.S. TREASURY OBLIGATIONS (5.1%):
U.S. Treasury Bonds (3.0%):
  14,000    10.38%, 11/15/12.....................    17,233
                                                   --------
U.S. Treasury Notes (1.6%):
   7,000    12.75%, 11/15/10.....................     8,971
                                                   --------
U.S. Treasury STRIPS (0.5%):
   7,000    0.00%, 2/15/15.......................     2,823
                                                   --------
  Total U.S. Treasury Obligations                    29,027
                                                   --------
INVESTMENT COMPANIES (3.7%):
  20,980    One Group Prime Money Market Fund,
              Class I............................    20,980
                                                   --------
  Total Investment Companies                         20,980
                                                   --------
REPURCHASE AGREEMENTS (0.0%):
 $   236    State Street Bank and Trust, 6.45%,
              7/3/00, (Collateralized by $240
              Fannie Mae, 6.10%, 9/14/01, market
              value $243)........................       236
                                                   --------
  Total Repurchase Agreements                           236
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (3.1%):
Master Notes (0.3%):
     861    Bear Stearns, 7.40%, 7/3/00*.........       861
     215    Danaher, 7.31%, 7/3/00*..............       215
     487    General Mills, 6.83%, 7/3/00*........       487
     215    Lehman Brothers, 7.44%, 7/3/00*......       215
     215    Willamette, 6.92%, 7/3/00*...........       215
                                                   --------
                                                      1,993
                                                   --------
Put Bonds (1.1%):
     358    Associates Corp., 7.00%, 9/17/01*....       362
     573    Bank of America, 6.32%, 7/5/01*......       581

Continued

One Group Mutual Funds
Balanced Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
 $   431    Caterpillar Finance, 7.05%,
              5/1/01*............................  $    431
     358    Chase Manhattan, 7.11%, 5/6/02*......       358
     358    Ford Motor Credit, 7.03%, 4/11/02*...       358
     358    GMAC, 7.07%, 5/3/01*.................       358
     378    Goldman Sachs, 7.13%, 11/21/00*......       378
     143    Greenwich Capital Markets, 7.10%,
              7/9/01*............................       143
     358    J.P. Morgan & Co., 7.01%, 5/4/01*....       358
     430    Liberty Lighthouse, 7.08%,
              4/12/02*...........................       431
     358    Merrill Lynch, 7.16%, 5/6/02*........       358
     165    Salomon Smith Barney, 6.81%,
              4/8/02*............................       165
     358    Salomon Smith Barney, 6.81%,
              4/8/02*............................       358
     358    Sigma Financial, 6.93%, 1/22/01*.....       358
     431    Sigma Financial, 6.91%, 5/15/01*.....       431
     574    SPARCC, 6.65%, 9/25/00*..............       574
     358    U.S. Bancorp, 6.78%, 5/8/02*.........       358
                                                   --------
                                                      6,360
                                                   --------
Repurchase Agreements (1.7%):
      44    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $199 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $48)..................        44
   4,301    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $4,551 various
              Commercial Paper, 0.00%, 7/3/00 -
              8/14/00, market value $4,531)......     4,301

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $ 1,075    HSBC, 7.25%, 7/3/00, (Collateralized
              by $1,797 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $1,097)............................  $  1,075
     397    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $417 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $409).......       397
     215    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value $228).....       215
   3,584    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $3,807 various
              Commercial Paper, 0.00%,
              7/3/00 - 3/9/01, market value
              $3,763)............................     3,584
                                                   --------
                                                      9,616
                                                   --------
  Total Short-Term Securities Held as Collateral
  for   Securities Lending                           17,969
                                                   --------
Total (Cost $503,941) (a)                          $591,388
                                                   ========

------------

Percentages indicated are based on net assets of $573,981.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $4,196. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $104,467
                   Unrealized depreciation......................   (21,216)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 83,251
                                                                  ========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $4,240 or 0.74% of net assets.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMERCIAL PAPER (0.7%):
Appliances & Household Products (0.7%):
 $25,000    Atlantis One Funding, 6.60%,
              9/8/00............................  $   24,695
                                                  ----------
  Total Commercial Paper                              24,695
                                                  ----------
COMMON STOCKS (99.2%):
Business Equipment & Services (3.1%):
      55    Allied Waste Industries, Inc. (b)...         554
     673    America Online, Inc. (b)............      35,479
     184    Automatic Data Processing, Inc. ....       9,833
      42    Ceridian Corp. (b)..................       1,021
      49    Computer Sciences Corp. (b).........       3,658
      45    Convergys Corp. (b).................       2,329
      21    Deluxe Corp. .......................         498
      47    Dun & Bradstreet Corp. .............       1,357
     136    Electronic Data System Corp. .......       5,627
      41    Equifax, Inc. ......................       1,086
     121    First Data Corp. ...................       5,991
      29    H & R Block, Inc. ..................         932
      88    Interpublic Group of Companies,
              Inc. .............................       3,797
      12    National Service Industries,
              Inc. .............................         232
      93    Office Depot, Inc. (b)..............         579
      52    Omnicom Group, Inc. ................       4,636
     109    Paychex, Inc. ......................       4,564
      75    Pitney Bowes, Inc. .................       3,018
      36    R.R. Donnelley & Sons Co. ..........         806
      17    Ryder Systems, Inc. ................         330
      38    Sabre Group Holdings, Inc. .........       1,076
      17    Sapient Corp. (b)...................       1,839
     142    Staples, Inc. (b)...................       2,180
     182    Waste Management, Inc. .............       3,454
     159    Yahoo, Inc. (b).....................      19,702
      21    Young & Rubicam, Inc. ..............       1,215
                                                  ----------
                                                     115,793
                                                  ----------
Capital Goods (5.9%):
      25    Black & Decker Corp. ...............         981
     102    Caterpillar, Inc. ..................       3,457
      27    Cooper Industries, Inc. ............         889
      18    Crane Corp. ........................         431
      12    Cummins Engine, Inc. ...............         330
      68    Deere & Co. ........................       2,534
      59    Dover Corp. ........................       2,410
     125    Emerson Electric Co. ...............       7,544
      22    Fluor Corp. ........................         706
   2,896    General Electric Co. ...............     153,510
      88    Illinois Tool Works, Inc. ..........       5,031
      47    Ingersoll Rand Co. .................       1,907
      25    Johnson Controls, Inc. .............       1,286
      57    Molex, Inc. ........................       2,766
      18    Navistar International Corp. .......         563
      16    Owens-Corning Fiberglass Corp. .....         150

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
      22    Paccar, Inc. .......................  $      889
      33    Parker-Hannifin Corp. ..............       1,121
      51    PPG Industries, Inc. ...............       2,258
      43    Sanmina Corp. (b) ..................       3,715
      48    Sherwin-Williams Co. ...............       1,016
      17    Snap-On, Inc. ......................         456
      26    Stanley Works.......................         609
      46    Thermo Electron Corp. ..............         960
      18    Timken Co. .........................         333
     494    Tyco International Ltd. ............      23,413
      27    W.W. Grainger, Inc. ................         847
                                                  ----------
                                                     220,112
                                                  ----------
Consumer Durable (1.1%):
      39    Autozone, Inc. (b)..................         862
       7    Briggs & Stratton Corp. ............         225
      22    Cooper Tire & Rubber Co. ...........         241
      45    Dana Corp. .........................         946
      42    Danaher Corp. ......................       2,052
     165    Delphi Automotive Systems Corp. ....       2,400
      21    Eaton Corp. ........................       1,423
     353    Ford Motor Co. .....................      15,171
     157    General Motors Corp. ...............       9,094
      52    Genuine Parts Co. ..................       1,036
      46    Goodyear Tire & Rubber Co. .........         915
      89    Harley-Davidson, Inc. ..............       3,423
      26    ITT Industries, Inc. ...............         781
      23    Maytag Corp. .......................         847
      47    Visteon Corp. (b)...................         567
      21    Whirlpool Corp. ....................         997
                                                  ----------
                                                      40,980
                                                  ----------
Consumer Non-Durable (6.0%):
      16    Alberto Culver Co., Class B.........         500
      19    American Greetings Corp., Class A...         360
     132    Anheuser Busch Co. .................       9,875
     176    Archer-Daniels-Midland Co. .........       1,730
      70    Avon Products, Inc. ................       3,093
       9    Ball Corp. .........................         280
      16    Bemis Co. ..........................         524
      81    Bestfoods...........................       5,637
      20    Brown-Forman Corp., Class B.........       1,076
     124    Campbell Soup Co. ..................       3,604
      69    Clorox Co. .........................       3,077
     725    Coca-Cola Co. ......................      41,620
     123    Coca-Cola Enterprises, Inc. ........       2,008
     169    Colgate Palmolive Co. ..............      10,108
     144    ConAgra, Inc. ......................       2,747
      11    Coors Adolph Co., Class B...........         652
      38    Crown Cork & Seal Co. ..............         563

Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
      91    Eastman Kodak Co. ..................  $    5,397
       0    Energizer Holdings, Inc. (b)(c).....           0
      60    Fort James Corp. ...................       1,393
      46    Fortune Brands, Inc. ...............       1,070
      85    General Mills, Inc. ................       3,265
     306    Gillette Co. .......................      10,678
     103    H.J. Heinz Co. .....................       4,514
      40    Hershey Foods Corp. ................       1,949
      30    International Flavors & Fragrances,
              Inc. .............................         909
     119    Kellogg Co. ........................       3,534
      16    Liz Claiborne, Inc. ................         562
      96    Nabisco Group Holdings Corp. .......       2,478
      78    Newell Rubbermaid, Inc. ............       2,010
      80    Nike, Inc., Class B.................       3,186
      50    Pactiv Corp. (b)....................         390
     422    PepsiCo, Inc. ......................      18,747
     669    Philip Morris Co., Inc. ............      17,783
      13    Polaroid Corp. .....................         238
     383    Procter & Gamble Co. ...............      21,919
      38    Quaker Oats Co. ....................       2,882
      90    Ralston Purina Group................       1,791
      17    Reebok International Ltd. (b).......         264
       9    Russell Corp. ......................         190
     255    Sara Lee Corp. .....................       4,916
     128    Seagram Co., Ltd. ..................       7,410
       5    Springs Industries, Inc., Class A...         167
      38    SuperValu, Inc. ....................         734
      98    Sysco Corp. ........................       4,110
      17    Tupperware Co. .....................         373
     167    Unilever N.V. ......................       7,197
      48    UST, Inc. ..........................         698
      33    V.F. Corp. .........................         801
      33    Wrigley (Wm.) Junior Co. ...........       2,680
                                                  ----------
                                                     221,689
                                                  ----------
Consumer Services (3.9%):
      26    Brunswick Corp. ....................         426
     177    Carnival Corp., Class A.............       3,452
     211    Cendant Corp. (b)...................       2,955
      99    Clear Channel Communications, Inc.
              (b)...............................       7,445
     263    Comcast Corp., Class A (b)..........      10,643
      26    Dow Jones & Co., Inc. ..............       1,903
      78    Gannett Co., Inc. ..................       4,664
      21    Harcourt General, Inc. .............       1,142
      36    Harrah's Entertainment, Inc. (b)....         750
      50    Hasbro, Inc. .......................         759
     108    Hilton Hotels Corp. ................       1,011

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      23    Knight-Ridder, Inc. ................  $    1,207
      70    Marriott International Inc., Class
              A.................................       2,530
     125    Mattel, Inc. .......................       1,643
      57    McGraw-Hill Co., Inc. ..............       3,076
     181    Media One Group, Inc. (b)...........      12,016
      15    Meredith Corp. .....................         500
      50    New York Times Co., Class A.........       1,967
     385    Time Warner, Inc. ..................      29,273
     125    Tribune Co. ........................       4,386
     446    Viacom, Inc., Class B (b)...........      30,443
     608    Walt Disney Co. ....................      23,612
                                                  ----------
                                                     145,803
                                                  ----------
Energy (5.3%):
      26    Amerada Hess Corp. .................       1,636
      37    Anadarko Petroleum Corp. ...........       1,849
      33    Apache Corp. .......................       1,956
      21    Ashland, Inc. ......................         725
      97    Baker Hughes, Inc. .................       3,093
      63    Burlington Resources, Inc. .........       2,410
     191    Chevron Corp. ......................      16,191
     183    Conoco, Inc., Class B...............       4,489
   1,019    Exxon Mobil Corp. ..................      80,003
     130    Halliburton Co. ....................       6,133
      28    Kerr McGee Corp. ...................       1,623
      18    McDermott International, Inc. ......         155
     108    Occidental Petroleum Corp. .........       2,274
      74    Phillips Petroleum Co. .............       3,765
      27    Rowan Cos., Inc. (b)................         833
     628    Royal Dutch Petroleum Co. ..........      38,645
     167    Schlumberger Ltd. ..................      12,431
      26    Sunoco, Inc. .......................         763
     162    Texaco, Inc. .......................       8,605
      42    Tosco Corp. ........................       1,198
      62    Transocean Offshore Sedco
              Forex, Inc. ......................       3,292
      74    Union Pacific Resources Group,
              Inc. .............................       1,623
      71    Unocal Corp. .......................       2,356
      91    USX-Marathon Group, Inc. ...........       2,287
                                                  ----------
                                                     198,335
                                                  ----------
Financial Services (12.5%):
      78    AFLAC, Inc. ........................       3,569
     218    Allstate Corp. .....................       4,851
     391    American Express Co. ...............      20,388
      73    American General Corp. .............       4,438
     451    American International Group,
              Inc. .............................      53,021
     115    AmSouth Bancorp.....................       1,812
      75    Aon Corp. ..........................       2,326

Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     213    Associates First Capital Corp.,
              Class A...........................  $    4,757
     485    Bank of America Corp. ..............      20,864
     216    Bank of New York Co., Inc. .........      10,041
     336    Bank One Corp. .....................       8,919
     102    BB&T Corp. .........................       2,437
      32    Bear Stearns Co., Inc. .............       1,348
      57    Capital One Financial Corp. ........       2,557
     399    Charles Schwab Corp. ...............      13,405
      61    Charter One Financial, Inc. ........       1,410
     362    Chase Manhattan Corp. ..............      16,678
      51    Chubb Corp. ........................       3,148
      48    Cigna Corp. ........................       4,460
      47    Cincinnati Financial Corp. .........       1,481
     988    Citigroup, Inc. ....................      59,528
      46    Comerica, Inc. .....................       2,054
      95    Conseco, Inc. ......................         928
      33    Countrywide Credit Industries,
              Inc. .............................       1,006
     295    Fannie Mae..........................      15,392
      91    Fifth Third Bancorp.................       5,737
     287    First Union Corp. ..................       7,124
     284    Firstar Corp. ......................       5,981
     264    Fleetboston Financial Corp. ........       8,971
      71    Franklin Resources, Inc. ...........       2,167
     203    Freddie Mac.........................       8,242
      46    Golden West Financial Corp. ........       1,889
      63    Hartford Financial Services
              Group, Inc. ......................       3,517
     139    Household International, Inc. ......       5,759
      65    Huntington Bancshares, Inc. ........       1,028
      47    J.P. Morgan & Co., Inc. ............       5,229
      30    Jefferson Pilot Corp. ..............       1,702
     127    Key Corp. ..........................       2,243
      35    Lehman Brothers Holding, Inc. ......       3,341
      56    Lincoln National Corp. .............       2,028
      29    Loews Corp. ........................       1,729
      79    Marsh & McLennan Co. ...............       8,239
      29    MBIA, Inc. .........................       1,390
     235    MBNA Corp. .........................       6,367
     144    Mellon Financial Corp. .............       5,240
     114    Merrill Lynch & Co. ................      13,060
      31    MGIC Investment Corp. ..............       1,411
     331    Morgan Stanley Dean Witter Discover
              & Co. ............................      27,588
     177    National City Corp. ................       3,028
      65    Northern Trust Corp. ...............       4,234
      41    Old Kent Financial Corp. ...........       1,102
      43    Paine Webber Group, Inc. ...........       1,938
      85    PNC Bank Corp. .....................       3,987

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
      21    Progressive Corp. ..................  $    1,585
      42    Providian Financial Corp. ..........       3,754
      65    Regions Financial Corp. ............       1,283
      37    SAFECO Corp. .......................         742
      46    SLM Holding Corp. ..................       1,715
      49    Southtrust Corp. ...................       1,114
      62    St. Paul Co., Inc. .................       2,120
      47    State Street Corp. .................       4,995
      52    Summit Bancorp......................       1,268
      89    SunTrust Banks, Inc. ...............       4,045
      83    Synovus Financial Corp. ............       1,456
      35    T. Rowe Price Associates, Inc. .....       1,502
      38    Torchmark Corp. ....................         926
     220    U.S. Bancorp........................       4,236
      40    Union Planters Corp. ...............       1,108
      70    UnumProvident Corp. ................       1,414
      59    Wachovia Corp. .....................       3,218
     160    Washington Mutual, Inc. ............       4,631
     472    Wells Fargo & Co. ..................      18,277
                                                  ----------
                                                     464,478
                                                  ----------
Health Care (11.6%):
     454    Abbott Laboratories.................      20,213
      41    Aetna, Inc. ........................       2,646
      38    Allergan, Inc. .....................       2,826
      30    Alza Corp. (b)......................       1,776
     382    American Home Products Corp. .......      22,431
     301    Amgen, Inc. (b).....................      21,116
      15    Bard C.R., Inc. ....................         709
      16    Bausch & Lomb, Inc. ................       1,201
      85    Baxter International, Inc. .........       5,973
      74    Becton Dickinson & Co. .............       2,119
      44    Biogen, Inc. (b)....................       2,806
      35    Biomet, Inc. .......................       1,331
     119    Boston Scientific Corp. (b).........       2,619
     577    Bristol Myers Squibb Co. ...........      33,638
      81    Cardinal Health, Inc. ..............       5,962
     331    Eli Lilly & Co. ....................      33,023
      90    Guidant Corp. (b)...................       4,443
     163    HCA-The Healthcare Corp. ...........       4,959
     113    Healthsouth Corp. (b)...............         811
      49    Humana, Inc. (b)....................         261
      87    IMS Health, Inc. ...................       1,566
     407    Johnson & Johnson...................      41,482
      20    Mallinckrodt Group, Inc. ...........         857
      30    Manor Care, Inc. (b)................         209
      83    McKesson HBOC, Inc. ................       1,728
      61    Medimmune, Inc. (b).................       4,521
     350    Medtronic, Inc. ....................      17,453

Continued

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Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     673    Merck & Co., Inc. ..................  $   51,583
      13    Millipore Corp. ....................       1,013
   1,843    Pfizer, Inc. .......................      88,455
     372    Pharmacia Corp. ....................      19,210
      34    Quintiles Transnational Corp. (b)...         476
     429    Schering Plough Corp. ..............      21,644
      25    St. Jude Medical Center, Inc. ......       1,126
      92    Tenet Healthcare Corp. .............       2,472
       0    United States Surgical Corp.
              (b)(c)............................           0
      48    UnitedHealth Group, Inc. ...........       4,074
      28    Watson Pharmaceuticals, Inc. (b)....       1,521
      18    Wellpoint Health Networks, Inc.
              (b)...............................       1,318
                                                  ----------
                                                     431,571
                                                  ----------
Multi-Industry (1.2%):
      81    Corning, Inc. ......................      21,795
       9    FMC Corp. (b).......................         515
     234    Honeywell International, Inc. ......       7,873
     116    Minnesota Mining & Manufacturing
              Co. ..............................       9,559
      42    Textron, Inc. ......................       2,294
      36    TRW, Inc. ..........................       1,566
                                                  ----------
                                                      43,602
                                                  ----------
Raw Materials (1.5%):
      67    Air Products & Chemical, Inc. ......       2,068
      64    Alcan Aluminum Ltd. ................       1,985
     253    Alcoa, Inc. ........................       7,335
      24    Allegheny Technologies, Inc. .......         438
      33    Avery Dennison Corp. ...............       2,203
      31    B. F. Goodrich Co. .................       1,070
     116    Barrick Gold Corp. .................       2,106
      39    Bethlehem Steel Corp. (b)...........         138
     198    Dow Chemical Co. ...................       5,976
     307    E.I. du Pont de Nemours & Co. ......      13,412
      22    Eastman Chemical Co. ...............       1,070
      38    Ecolab, Inc. .......................       1,484
      37    Engelhard Corp. ....................         637
      47    Freeport-McMoran Copper & Gold,
              Inc., Class B (b).................         433
      16    Great Lakes Chemical Corp. .........         502
      31    Hercules, Inc. .....................         441
      76    Homestake Mining Co. ...............         524
      53    Inco Ltd. (b).......................         818
      49    Newmont Mining Corp. ...............       1,063
      25    Nucor Corp. ........................         827
      36    Pall Corp. .........................         670
      23    Phelps Dodge Corp. .................         857
      96    Placer Dome, Inc. ..................         917
      46    Praxair, Inc. ......................       1,729

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
      64    Rohm & Haas Co. ....................  $    2,198
      25    Sigma-Aldrich Corp. ................         729
      39    Union Carbide Corp. ................       1,952
      26    USX-U.S. Steel Group, Inc. .........         480
      30    Vulcan Materials Co. ...............       1,259
      20    W.R. Grace & Co. (b)................         239
      25    Worthington Industries, Inc. .......         265
                                                  ----------
                                                      55,825
                                                  ----------
Retail (5.9%):
     124    Albertsons, Inc. ...................       4,124
      41    Bed Bath & Beyond, Inc. (b).........       1,490
      60    Best Buy, Inc. (b)..................       3,782
      60    Circuit City Stores, Inc. ..........       1,975
      32    Consolidated Stores Co. (b).........         419
     131    Costco Wholesale Corp. (b)..........       4,316
     114    CVS Corp. ..........................       4,571
      36    Darden Restaurants, Inc. ...........         589
      27    Dillard Department Stores, Inc.,
              Class A...........................         336
      96    Dollar General Corp. ...............       1,878
      63    Federated Department
              Stores, Inc. (b)..................       2,116
     249    Gap, Inc. ..........................       7,784
      11    Great Atlantic & Pacific Tea,
              Inc. .............................         186
     677    Home Depot, Inc. ...................      33,825
      76    J.C. Penney, Inc. ..................       1,409
     141    K-Mart, Inc. (b)....................         959
      96    Kohl's Corp. (b)....................       5,315
     245    Kroger Co. (b)......................       5,394
     126    Limited, Inc. ......................       2,720
      11    Longs Drug Stores, Inc. ............         250
     112    Lowe's Co. .........................       4,597
      97    May Department Stores Co. ..........       2,336
     391    McDonald's Corp. ...................      12,885
      39    Nordstrom, Inc. ....................         950
      55    Radioshack Corp. ...................       2,591
      76    Rite Aid Corp. (b)..................         498
     145    Safeway, Inc. (b)...................       6,559
     103    Sears Roebuck & Co. ................       3,368
      54    Starbucks Corp. (b).................       2,053
     133    Target Corp. .......................       7,742
      21    Tiffany & Co. ......................       1,434
      88    TJX Co., Inc. ......................       1,646
      63    Toys R Us, Inc. (b).................         923
      43    Tricon Global Restaurants, Inc.
              (b)...............................       1,219
   1,305    Wal-Mart Stores, Inc. ..............      75,190
     295    Walgreen Co. .......................       9,497

Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Retail, continued:
      33    Wendy's International, Inc. ........  $      593
      42    Winn Dixie Stores, Inc. ............         605
                                                  ----------
                                                     218,124
                                                  ----------
Shelter (0.8%):
      12    Armstrong Holdings, Inc. ...........         181
      17    Boise Cascade Corp. ................         434
      17    Centex Corp. .......................         408
       3    Drew Industries, Inc. (b)...........          26
      50    Georgia Pacific Corp. ..............       1,312
     141    International Paper Co. ............       4,216
      14    Kaufman & Broad Home Corp. .........         278
     163    Kimberly Clark Corp. ...............       9,334
      58    Leggett & Platt, Inc. ..............         950
      30    Louisiana Pacific Corp. ............         332
     131    Masco Corp. ........................       2,372
      30    Mead Corp. .........................         760
      43    Owens-Illinois, Inc. (b)............         501
       8    Potlatch Corp. .....................         277
      12    Pulte Corp. ........................         260
      25    Sealed Air Corp. (b)................       1,283
      15    Temple Inland, Inc. ................         643
      29    Westvaco Corp. .....................         730
      68    Weyerhaeuser Co. ...................       2,931
      32    Williamette Industries, Inc. .......         882
                                                  ----------
                                                      28,110
                                                  ----------
Technology (30.8%):
     103    3Com Corp. (b)......................       5,918
      30    Adaptec, Inc. (b)...................         692
      99    ADC Telecommunications, Inc. (b)....       8,287
      35    Adobe Systems, Inc. ................       4,558
      45    Advanced Micro Devices, Inc. (b)....       3,463
     132    Agilent Technologies, Inc. (b)......       9,762
      58    Altera Corp. (b)....................       5,943
      57    American Power Conversion
              Corp. (b).........................       2,318
     104    Analog Devices, Inc. (b)............       7,874
      24    Andrew Corp. (b)....................         792
      95    Apple Computer, Inc. (b)............       4,990
     236    Applied Materials, Inc. (b).........      21,423
      17    Auto Desk, Inc. ....................         594
      72    BMC Software, Inc. (b)..............       2,609
     266    Boeing Co. .........................      11,107
      63    Broadcom Corp., Class A (b).........      13,863
      53    Cabletron Systems, Inc. (b).........       1,347
   2,037    Cisco Systems, Inc. (b).............     128,938
      54    Citrix System, Inc. (b).............       1,025
     497    Compaq Computer Corp. ..............      12,707

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
     172    Computer Associates
              International, Inc. ..............  $    8,820
     106    Compuware Corp. (b).................       1,095
      45    Comverse Technology, Inc. (b).......       4,157
      64    Conexant Systems, Inc. (b)..........       3,093
     754    Dell Computer Corp. (b).............      37,173
     635    EMC Corp. (b).......................      48,877
      94    Gateway, Inc. (b)...................       5,346
      59    General Dynamics Corp. .............       3,071
     258    Global Crossing Ltd. (b)............       6,792
     293    Hewlett Packard Co. ................      36,563
     519    IBM Corp. ..........................      56,865
     981    Intel Corp. ........................     131,083
      54    KLA-Tencor Corp. (b)................       3,190
      38    Lexmark International Group,
              Inc. (b)..........................       2,545
      91    Linear Technology Corp. ............       5,825
     117    Lockheed Martin Corp. ..............       2,909
      90    LSI Logic Corp. (b).................       4,863
     953    Lucent Technologies, Inc. ..........      56,488
      83    Maxim Integrated Products, Inc.
              (b)...............................       5,622
      23    Mercury Interactive Corp. (b).......       2,254
     162    Micron Technology, Inc. (b).........      14,308
   1,541    Microsoft Corp. (b).................     123,253
       8    MIPS Technologies, Inc. (b).........         293
     630    Motorola, Inc. .....................      18,312
      52    National Semiconductor Corp. (b)....       2,936
      28    NCR Corp. ..........................       1,086
      89    Network Appliance, Inc. (b).........       7,181
     867    Nortel Networks Corp. ..............      59,192
      20    Northrop Grumman Corp. .............       1,354
      96    Novell, Inc. (b)....................         892
      38    Novellus Systems, Inc. (b)..........       2,164
     831    Oracle Corp. (b)....................      69,856
      81    Parametric Technology Corp. (b).....         889
      61    PE Corp.-PE Biosystems Group........       4,015
      81    Peoplesoft, Inc. (b)................       1,353
      14    Perkinelmer, Inc. ..................         953
     217    Qualcomm, Inc. (b)..................      13,017
      99    Raytheon Co., Class B...............       1,914
      55    Rockwell International Corp. .......       1,734
      47    Scientific-Atlanta, Inc. ...........       3,474
      67    Seagate Technology, Inc. (b)........       3,658
      58    Siebel Systems, Inc. (b)............       9,553
      55    Silicon Graphics, Inc. (b)..........         205
     175    Solectron Corp. (b).................       7,309
     464    Sun Microsystems, Inc. (b)..........      42,239
      14    Tektronix, Inc. (b).................       1,046
     120    Tellabs, Inc. (b)...................       8,207

Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Technology, continued:
      51    Teradyne, Inc. (b)..................  $    3,730
     479    Texas Instruments, Inc. ............      32,905
      17    Thomas & Betts Corp. ...............         324
      91    Unisys Corp. (b)....................       1,329
     138    United Technologies Corp. ..........       8,109
     114    Veritas Software Corp. (b)..........      12,935
     195    Xerox Corp. ........................       4,047
      94    Xilinx, Inc. (b)....................       7,765
                                                  ----------
                                                   1,146,378
                                                  ----------
Transportation (0.6%):
      44    AMR Corp. (b).......................       1,157
     125    Burlington Northern Santa Fe
              Corp. ............................       2,876
      64    CSX Corp. ..........................       1,356
      36    Delta Air Lines, Inc. ..............       1,812
      85    FedEx Corp. (b).....................       3,227
      33    Kansas City Southern Industries,
              Inc. .............................       2,891
     112    Norfolk Southern Corp. .............       1,668
     145    Southwest Airlines Co. .............       2,752
      73    Union Pacific Corp. ................       2,698
      20    US Airways Group, Inc. (b)..........         766
                                                  ----------
                                                      21,203
                                                  ----------
Utilities (9.0%):
     125    AES Corp. (b).......................       5,692
      92    Alltel Corp. .......................       5,717
      40    Ameren Corp. .......................       1,356
      95    American Electric Power Co.,
              Inc. .............................       2,813
   1,099    AT&T Corp. .........................      34,742
     455    Bell Atlantic Corp. ................      23,128
     551    BellSouth Corp. ....................      23,480
      41    Centurytel, Inc. ...................       1,180
      47    Cinergy Corp. ......................       1,184
      32    CMS Energy Corp. ...................         710
      63    Coastal Corp. ......................       3,811
      24    Columbia Gas System, Inc. ..........       1,561
      62    Consolidated Edison, Inc. ..........       1,838
      44    Constellation Energy Group, Inc. ...       1,426
      47    CP&L, Inc. .........................       1,493
      42    Detroit Edison Co. .................       1,278
      70    Dominion Resources, Inc. of
              Virginia..........................       2,988
     108    Duke Power Co., Inc. ...............       6,066
       8    Eastern Enterprises.................         501
      97    Edison International................       1,995
      68    El Paso Energy Corp. ...............       3,451
     214    Enron Corp. ........................      13,821
      67    Entergy Corp. ......................       1,830
      68    First Energy Corp. .................       1,580
      52    Florida Power & Light Group,
              Inc. .............................       2,583
      29    Florida Progress Corp. .............       1,355

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      36    General Public Utilities Corp. .....  $      962
     285    GTE Corp. ..........................      17,765
      34    New Century Energies, Inc. .........       1,025
     222    Nextel Communications, Inc., Class A
              (b)...............................      13,587
      51    Niagara Mohawk Holdings, Inc. (b)...         704
      14    NICOR, Inc. ........................         444
      46    Northern States Power Co. ..........         928
       9    Oneok, Inc. ........................         221
      50    Peco Energy Corp. ..................       2,000
      10    Peoples Energy Corp. ...............         333
     113    PG&E Corp. .........................       2,779
      25    Pinnacle West Capital Corp. ........         842
      42    PPL Corp. ..........................         927
      63    Public Service Enterprise Group.....       2,194
      87    Reliant Energy, Inc. ...............       2,558
     996    SBC Communications, Inc. ...........      43,074
      60    Sempra Energy.......................       1,017
     190    Southern Co. .......................       4,426
     257    Sprint Corp. .......................      13,091
     268    Sprint Corp., PCS (b)...............      15,942
      77    Txu Corp. ..........................       2,279
      53    Unicom Corp. .......................       2,037
     150    US West, Inc. ......................      12,829
     129    Williams Cos., Inc. ................       5,393
     838    Worldcom, Inc. (b)..................      38,455
                                                  ----------
                                                     333,391
                                                  ----------
  Total Common Stocks                              3,685,394
                                                  ----------
INVESTMENT COMPANIES (0.0%):
       0    One Group Prime Money Market Fund,
              Class I (c).......................           0
                                                  ----------
  Total Investment Companies                               0
                                                  ----------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
 $ 4,540    7/20/00 (d).........................       4,528
     500    8/24/00.............................         496
                                                  ----------
  Total U.S. Treasury Obligations                      5,024
                                                  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (5.5%):
Master Notes (0.6%):
   8,942    Bear Stearns, 7.40%, 7/3/00*........       8,942
   2,236    Danaher, 7.31%, 7/3/00*.............       2,236
   5,067    General Mills, 6.83%, 7/3/00*.......       5,067
   2,236    Lehman Brothers, 7.44%, 7/3/00*.....       2,236
   2,236    Williamette, 6.92%, 7/3/00*.........       2,236
                                                  ----------
                                                      20,717
                                                  ----------

Continued

One Group Mutual Funds
Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
 Put Bonds (2.2%):
 $ 3,726    Associates Corp., 7.00%, 9/17/01*...  $    3,768
   5,962    Bank of America, 6.32%, 7/5/01*.....       6,029
   4,471    Caterpillar Finance, 7.05%,
              5/1/01*...........................       4,471
   3,726    Chase Manhattan, 7.11%, 5/6/02*.....       3,726
   3,726    Ford Motor, 7.03%, 4/11/02*.........       3,726
   3,726    GMAC, 7.07%, 5/3/01*................       3,726
  14,892    Goldman Sachs, 7.13%, 11/21/00*.....      14,892
   1,490    Greenwich Capital Markets, 7.10%,
              7/9/01*...........................       1,490
   2,071    Greenwich Capital Markets, 7.11%,
              12/2/02*..........................       2,071
   3,726    J.P. Morgan & Co., 7.01%, 5/4/01*...       3,726
   3,281    Lehman Brothers, 6.91%, 9/4/01*.....       3,281
   4,471    Liberty Lighthouse, 7.08%,
              4/12/02*..........................       4,469
   3,726    Merrill Lynch, 7.16%, 5/6/02*.......       3,726
   3,726    Salomon Smith Barney, 6.81%,
              4/8/02*...........................       3,726
   1,714    Salomon Smith Barney, 6.90%,
              2/5/01*...........................       1,714
   4,471    Sigma Financial, 6.91%, 5/15/01*....       4,471
   3,726    Sigma Financial, 6.93%, 1/22/01*....       3,726
   5,962    SPARCC, 6.65%, 9/25/00*.............       5,962
   3,726    U.S. Bancorp, 6.78%, 5/8/02*........       3,726
                                                  ----------
                                                      82,426
                                                  ----------
Repurchase Agreements (2.7%):
     455    Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $2,068 various
              U.S. Government securities,
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $494)................         455

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Repurchase Agreements, continued:
 $44,712    Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $47,315 various
              Commercial Paper, 0.00%, 7/3/00 -
              8/14/00, market value $47,104)....  $   44,712
  11,178    HSBC, 7.25%, 7/3/00, (Collateralized
              by $18,681 various U.S. Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $11,402)..........................      11,178
   2,236    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $2,370)...........................       2,236
   4,131    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $4,337 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value
              $4,255)...........................       4,131
  37,259    Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $39,582 various
              Commercial Paper, 0.00%, 7/3/00 -
              3/9/01, market value $39,123).....      37,259
                                                  ----------
                                                      99,971
                                                  ----------
  Total Short-Term Securities Held as Collateral
  for Securities Lending                             203,114
                                                  ----------
Total (Cost $2,258,682) (a)                       $3,918,227
                                                  ==========

------------

Percentages indicated are based on net assets of $3,715,606.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $20,363. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,815,596
                   Unrealized depreciation......................    (176,414)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $1,639,182
                                                                  ==========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Serves as collateral for Future Contracts.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
  COMMERCIAL PAPER (4.1%):
Financial Services (2.1%):
  $700      GMAC, 6.52%, 9/7/00...................  $   691
                                                    -------
Materials (2.0%):
   700      Atlantis One, 6.59%, 9/5/00...........      691
                                                    -------
  Total Commercial Paper                              1,382
                                                    -------
COMMON STOCKS (91.7%):
Business Equipment & Services (10.7%):
     1      A.C. Nielson Corp. (b)................       29
     0      Aaron Rents, Inc. (c).................        5
     1      ABM Industries, Inc. .................       12
     3      Acxiom Corp. (b)......................       69
     0      Administaff, Inc. (b)(c)..............       20
     1      Advance Paradigm, Inc. (b)............       10
     1      Advo, Inc. (b)........................       20
     1      Affiliated Computer Services, Inc.
              (b).................................       40
     1      American Management Systems,
              Inc. (b)............................       33
     0      Angelica Corp. (c)....................        2
     2      Apollo Group, Inc. (b)................       53
     1      Billing Information Concepts (b)......        4
     1      BISYS Group, Inc. (b).................       43
     1      Bowne & Co., Inc. ....................        9
     1      Cambridge Technology Partners,
              Inc. (b)............................       12
     0      Catalina Marketing Corp. (b)(c).......       42
     0      CDI Corp. (c).........................        8
     1      Central Parking Corp. ................       19
     2      Checkfree Holdings Corp. (b)..........       77
     1      Checkpoint Systems, Inc. (b)..........        5
     1      Choicepoint, Inc. (b).................       38
     1      Ciber, Inc. (b).......................       19
     5      Cintas Corp. .........................      166
     0      Circor International, Inc. (c)........        1
     4      Comdisco, Inc. .......................       91
     0      Computer Task Group, Inc. (c).........        2
     0      Concord Communications, Inc. (b)(c)...       12
     5      Concord EFS, Inc. (b).................      143
     0      Consolidated Graphics, Inc. (b)(c)....        4
     2      CSG Systems International, Inc. (b)...       84
     0      Cuno, Inc. (b)(c).....................        7
     0      Cyrk, Inc. (b)(c).....................        2
     1      Dendrite International, Inc. (b)......       28
     2      DeVry, Inc. (b).......................       58
     2      DST Systems, Inc. (b).................      129
     1      eLoyalty Corp. (b)....................       13
     0      F.Y.I., Inc. (b)(c)...................       10
     1      Factset Research Systems, Inc. .......       20
     0      Fair Issac & Co., Inc. (c)............       13
     3      Fiserv, Inc. (b)......................      137

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Business Equipment & Services, continued:
     1      Franklin Covey Co. (b)................  $     3
     2      Galileo International, Inc. ..........       46
     2      Gartner Group Inc., Class B (b).......       21
     1      Ha-Lo Industries, Inc. (b)............        6
     1      Henry (Jack) & Associates, Inc. ......       50
     1      HNC Software, Inc. (b)................       37
     1      Hyperion Solutions Corp. (b)..........       22
     1      Information Resources, Inc. (b).......        2
     0      Innovex, Inc. (b)(c)..................        3
     1      Insight Enterprises, Inc. (b).........       36
     0      Insurance Auto Auctions, Inc.
              (b)(c)..............................        4
     2      Interim Services, Inc. (b)............       29
     1      Jacobs Engineering Group, Inc. (b)....       20
     1      John H. Harland Co. ..................       10
     1      Kelly Services, Inc. .................       19
     1      Labor Ready, Inc. (b).................        6
     1      Lason, Inc. (b).......................        1
     1      Lennox International, Inc. ...........       19
     2      Manpower, Inc. .......................       58
     4      Marchfirst, Inc. (b)..................       64
     1      Maximus, Inc. (b).....................       11
     1      Medquist, Inc. (b)....................       31
     0      Memberworks, Inc. (b)(c)..............       10
     2      Miller (Herman), Inc. ................       49
     2      Modis Professional Services, Inc.
              (b).................................       18
     0      Nashua Corp. (b)(c)...................        3
     1      National Computer System, Inc. .......       39
     1      National Data Corp. ..................       16
     1      Navigant Consulting Co. (b)...........        3
     1      NCO Group, Inc. (b)...................       14
     0      New England Business Services (c).....        5
     2      Nova Corp. (Georgia) (b)..............       47
     2      Nvidia Corp. (b)......................      102
     1      Ogden Corp. (b).......................       10
     1      Paxar Corp. (b).......................       13
     0      Pegasus Solutions, Inc. (b)(c)........        4
     1      Peregrine Systems, Inc. (b)...........       23
     1      Pittston Co. .........................       16
     1      Policy Management Systems Corp. (b)...       12
     1      Prepaid Legal Services, Inc. (b)......       15
     1      Primark Corp. (b).....................       19
     1      Profit Recovery Group International
              (b).................................       18
     2      QLogic Corp. (b)......................      126
     0      QRS Corp. (b)(c)......................        7
     0      Radisys Corp. (b)(c)..................       23
     2      Reynolds & Reynolds Co. ..............       33
     5      Robert Half International, Inc. (b)...      137
     1      Rollins, Inc. ........................       11
     1      RSA Security, Inc. (b)................       62

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Business Equipment & Services, continued:
     1      Saga Systems, Inc. (b)................  $     7
     0      Scott Technologies, Inc. (b)(c).......        7
     1      SEI Investments Co. ..................       48
     2      Sensormatic Electronics Corp. (b).....       28
     2      Snyder Communications, Inc. (b).......       40
     1      Sotheby's Holdings, Inc. .............       25
     1      Standard Register Co. ................       10
     0      Startek, Inc. (b)(c)..................       15
     3      Stewart Enterprises Corp. ............       10
     1      Stone & Webster, Inc. (e).............        1
     4      Sungard Data Systems, Inc. (b)........      109
     1      Sykes Enterprises, Inc. (b)...........       13
     1      Sylvan Learning Systems, Inc. (b).....       18
     1      Tetra Tech, Inc. (b)..................       19
     0      Tetra Technologies, Inc. (b)(c).......        4
     1      True North Communications, Inc. ......       48
     1      United Stationers, Inc. (b)...........       26
     0      URS Corp. (b)(c)......................        6
     2      Viad Corp. ...........................       63
     1      Volt Information Sciences, Inc. (b)...       16
     1      Wallace Computer Services, Inc. ......       10
     2      Waters Corp. (b)......................      213
     1      Zebra Technologies Corp. (b)..........       35
                                                    -------
                                                      3,593
                                                    -------
Capital Goods (4.6%):
     1      Agco Corp. ...........................       17
     1      Amcast Industrial Corp. ..............        5
     2      American Standard Co. (b).............       71
     0      Applied Industrial Technologies, Inc.
              (c).................................        8
     1      Applied Power, Inc. ..................       30
     1      Astec Industries, Inc. (b)............       13
     1      Baldor Electric Co. ..................       17
     1      Barnes Group, Inc. ...................        8
     1      Belden, Inc. .........................       15
     1      Building Material Holding Co. (b).....        4
     0      Butler Manufacturing Co. (c)..........        3
     1      C&D Technologies, Inc. ...............       34
     1      C-Cor.net Corp. (b)...................       22
     0      Castle (A.M.) & Co. (c)...............        3
     1      Clarcor, Inc. ........................       12
     1      Coherent, Inc. (b)....................       50
     2      Diebold, Inc. ........................       48
     1      Donaldson Co., Inc. ..................       22
     0      Elcor Corp. (c).......................        9
     1      Electro Scientific Industries, Inc.
              (b).................................       26
     0      Esterline Technologies Corp. (b)(c)...        6
     1      Fastenal Co. .........................       46
     1      Federal Signal Corp. .................       18

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
     0      Florida Rock Industries, Inc. (c).....  $    14
     1      Flowserve Corp. (b)...................       14
     1      Foster Wheeler Corp. .................        8
     0      Gardner Denver Machinery, Inc.
              (b)(c)..............................        7
     1      Graco, Inc. ..........................       16
     1      Granite Construction, Inc. ...........       15
     0      Harmon Industries, Inc. (c)...........        4
     1      Harsco Corp. .........................       23
     1      Helix Technology Corp. ...............       20
     1      Hubbell, Inc. ........................       38
     1      Hughes Supply, Inc. ..................       12
     1      Idex Corp. ...........................       22
     1      Imco Recycling, Inc. .................        3
     1      Insituform Technologies, Inc. (b).....       16
     1      Insteel Industries, Inc. .............        5
     1      Interface, Inc. ......................        5
     0      Intermagnetics General Corp. (b)(c)...        6
     0      Ionics, Inc. (b)(c)...................       12
     1      JLG Industries, Inc. .................       13
     1      Justin Industries, Inc. ..............       13
     1      Kennametal, Inc. .....................       15
     1      Kent Electronics Corp. (b)............       18
     0      Lawson Products, Inc. (c).............        7
     0      Lindsay Manufacturing Co. (c).........        6
     1      Magnetek, Inc. (b)....................        6
     1      Manitowoc Co., Inc. ..................       17
     1      Mark IV Industries, Inc. .............       22
     1      Martin Marietta Materials, Inc. ......       44
     1      Material Sciences Corp. (b)...........        5
     1      Methode Electronics, Inc. ............       35
     1      Morrison Knudsen Corp. (b)............        9
     1      Newport News Shipbuilding, Inc. ......       26
     0      Nordson Corp. (c).....................       20
     0      Oshkosh Truck Corp. (c)...............       14
     1      Precision Castparts Corp. ............       27
     1      Quanta Services, Inc. (b).............       77
     1      Regal Beloit Corp. ...................        8
     1      Republic Group, Inc. .................        5
     0      Robbins & Myers, Inc. (c).............        7
     1      Roper Industries, Inc. ...............       18
     1      RTI International Metals, Inc. (b)....        6
     0      Shaw Group, Inc. (b)(c)...............       14
     0      Simpson Manufacturing Co., Inc.
              (b)(c)..............................       14
     1      Southdown, Inc. ......................       47
     1      Specialty Equipment Cos., Inc (b).....       14
     1      Speedfam-Ipec, Inc. (b)...............       13
     0      SPS Technologies, Inc. (b) (c)........       12
     0      Standex International Corp. (c).......        6
     1      Stewart & Stevenson Services, Inc. ...        9

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Capital Goods, continued:
     0      Technitrol, Inc. (c)..................  $    39
     1      Tecumseh Products Co. ................       19
     1      Teleflex, Inc. .......................       32
     1      Texas Industries, Inc. ...............       14
     1      Theragenics Corp. (b).................        4
     1      Trinity Industries, Inc. .............       22
     1      Ucar International, Inc. (b)..........       14
     1      USG Corp. ............................       36
     1      Valmont Industries, Inc. .............       12
     1      Vicor Corp. (b).......................       35
     1      Wabash National Corp. ................        6
     1      Watts Industries, Inc. ...............        8
     0      Wolverine Tube, Inc. (b)(c)...........        5
     1      York International Corp. .............       23
                                                    -------
                                                      1,543
                                                    -------
Consumer Durable (1.5%):
     1      Apogee Enterprises, Inc. .............        4
     1      Arvin Industries, Inc. ...............       12
     1      Bandag, Inc. .........................       12
     1      Borg-Warner Automotive, Inc. .........       21
     1      Carlisle Cos. Inc. ...................       31
     0      Coachmen Industries, Inc. (c).........        5
     1      Copart, Inc. (b)......................       21
     1      Fedders Corp. ........................        5
     2      Federal Mogul Corp. ..................       18
     2      Gentex Corp. (b)......................       44
     0      Harman International Industries, Inc.
              (c).................................       24
     1      Intermet Corp. .......................        6
     1      Kaydon Corp. .........................       15
     2      Lear Corp. (b)........................       31
     1      Mascotech, Inc. ......................       12
     2      Meritor Automotive, Inc. .............       18
     1      Modine Manufacturing Co. .............       19
     1      Monaco Coach Corp. (b)................        7
     1      Polaris Industries, Inc. .............       19
     0      Royal Appliance Manufacturing
              Co. (b)(c)..........................        2
     1      Simpson Industries, Inc. .............        4
     1      Smith (A.O.) Corp. ...................       13
     1      Spartan Motors, Inc. .................        4
     1      SPX Corp. (b).........................       84
     1      Standard Motor Products, Inc. ........        4
     1      Superior Industries International,
              Inc. ...............................       15
     1      TBC Corp. (b).........................        5
     2      Tenneco Automotive, Inc. .............        8
     1      Titan International, Inc. ............        4
     0      Toro Co. (c)..........................        8
     1      Tower Automotive, Inc. (b)............       14

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Durable, continued:
     1      Watsco, Inc. .........................  $     9
     1      Winnebago Industries, Inc. ...........        7
     0      Wynns International, Inc. (c).........       10
                                                    -------
                                                        515
                                                    -------
Consumer Non-Durable (4.6%):
     0      Agribrands International, Inc.
              (b)(c)..............................        8
     1      Albany International Corp. (b)........       12
     1      American Eagle Outfitters, Inc. (b)...       20
     0      American Italian Pasta Co.,
              Class A (b)(c)......................        8
     1      Applica, Inc. (b).....................        6
     1      AptarGroup, Inc. .....................       24
     1      Ashworth, Inc. (b)....................        3
     0      Beringer Wine Estates, Inc. (b)(c)....       14
     1      Biomatrix, Inc. (b)...................       11
     1      Blyth, Inc. (b).......................       35
     1      BMC Industries, Inc. .................        3
     0      Brown Shoe Company, Inc. (c)..........        5
     2      Burlington Industries, Inc. (b).......        3
     0      Canandaigua Brands, Inc. (b)(c).......       20
     2      Chiquita Brands International,
              Inc. ...............................        6
     1      Church & Dwight, Inc. ................       16
     0      Coca-Cola Bottling Co. (c)............        9
     1      Cone Mills Corp. (b)..................        4
     1      Corn Products International, Inc. ....       24
     0      CPI Corp. (c).........................        4
     0      Cross (A.T.) Co. (b)(c)...............        2
     1      Dean Foods Co. .......................       28
     1      Department 56, Inc. (b)...............        6
     2      Dial Corp. ...........................       25
     2      Dimon, Inc. ..........................        3
     1      Dixie Group, Inc. (b).................        4
     1      Dole Food Co., Inc. ..................       18
     1      Dreyer's Grand Ice Cream, Inc. .......       13
     1      Earthgrains Co. ......................       19
     2      Energizer Holding, Inc. (b)...........       42
     1      Enesco Group, Inc. ...................        4
     1      Fleming Co. ..........................       12
     0      Flow International Corp. (b)(c).......        3
     2      Flowers Industries, Inc. .............       48
     1      Fossil, Inc. (b)......................       14
     1      G & K Services, Inc. .................       13
     0      Galey & Lord, Inc. (b)(c).............        1
     1      Guilford Mills, Inc. .................        3
     0      Haggar Corp. (c)......................        4
     1      Hain Celestial Group, Inc. (b)........       22
     1      Hartmarx Corp. (b)....................        3
     3      Hormel Foods Corp. ...................       57

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     3      IBP, Inc. ............................  $    39
     1      Imation Corp. (b).....................       26
     0      International Multifoods Corp. (c)....        6
     2      Interstate Bakeries Corp. ............       22
     0      J & J Snack Foods Corp. (b)(c)........        4
     1      Jan Bell Marketing, Inc. (b)..........        1
     3      Jones Apparel Group, Inc. (b).........       78
     0      K Swiss, Inc. (c).....................        5
     1      Kellwood Co. .........................       13
     1      Lancaster Colony Corp. ...............       18
     1      Lance, Inc. ..........................        6
     0      Libbey, Inc. (c)......................       13
     2      McCormick & Co., Inc. ................       55
     1      Michael Foods, Inc. ..................       12
     1      Mohawk Industries, Inc. (b)...........       30
     1      Myers Industries, Inc. ...............        6
     0      Nash Finch Co. (c)....................        2
     0      National Presto Industries, Inc.
              (c).................................        6
     0      Natures Sunshine Products, Inc. (c)...        3
     1      Nautica Enterprises, Inc. (b).........        9
     1      NBTY, Inc. (b)........................        9
     0      Oshkosh 'B' Gosh, Inc. (c)............        7
     0      Oxford Industries, Inc. (c)...........        5
     1      Pacific Sunwear of California, Inc.
              (b).................................       14
     1      Payless Shoesource, Inc. (b)..........       36
     0      Penford Corp. (c).....................        3
     0      Performance Food Group Co. (b)(c).....       10
     1      Phillips-Van Heusen...................        6
     0      Pillowtex Corp. (b)(c)................        2
     1      Quiksilver, Inc. (b)..................        8
     1      Ralcorp Holdings, Inc. (b)............        9
     3      RJ Reynolds Tobacco Holdings, Inc. ...       86
     1      Russ Berrie & Co, Inc. ...............       10
     0      Salton, Inc. (b)(c)...................        7
     1      Schweitzer-Mauduit International,
              Inc. ...............................        6
     1      SLI, Inc. ............................       10
     1      Smithfield Foods, Inc. (b)............       39
     1      Smucker (J. M.) Co. ..................       13
     1      Stride Rite Corp. ....................        7
     1      Suiza Foods Corp. (b).................       34
     0      Thomas Industries, Inc. (c)...........        7
     1      Timberland Co. (b)....................       42
     1      Triarc Co., Inc. (b)..................       13
     6      Tyson Foods, Inc. ....................       54
     1      Unifi, Inc. (b).......................       17
     0      United Natural Foods, Inc. (b)(c).....        6
     1      Universal Corp. ......................       15
     1      Universal Foods Corp. ................       22
     0      USA Detergents, Inc. (b)(c)...........        1

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Non-Durable, continued:
     1      Vlasic Foods International, Inc.
              (b).................................  $     1
     1      Warnaco Group, Inc. ..................       11
     1      Westpoint Stevens, Inc. ..............       14
     0      Wet Seal, Inc., Class A (b)(c)........        4
     4      Whitman Corp. ........................       52
     1      Wolverine World Wide, Inc. ...........       11
     1      X-Rite, Inc. .........................        5
                                                    -------
                                                      1,529
                                                    -------
Consumer Services (4.8%):
     0      Action Performance Cos., Inc.
              (b)(c)..............................        2
     0      Anchor Gaming (b)(c)..................       14
     1      Arctic Cat, Inc. .....................        7
     1      Aztar Corp. (b).......................       16
     1      Banta Corp. ..........................       13
     3      Belo ( A.H.) Corp., Series A..........       48
     2      Callaway Golf Co. ....................       29
     0      Carmike Cinemas, Inc. (b)(c)..........        1
     1      Chris-Craft Industries, Inc. (b)......       56
     0      Cox Communications, Inc. (b)(c).......        0
     0      General Cinema Cos., Inc. (b)(c)......        4
     1      Gtech Holdings Corp. (b)..............       18
     2      Harte Hanks Communication.............       43
     0      Hilton Hotels Corp. (c)...............        4
     3      Hispanic Broadcasting Corp. (b).......       93
     1      Houghton Mifflin Co. .................       33
     1      Huffy Corp. ..........................        2
     2      International Game Technologies (b)...       48
     2      International Speedway Corp. .........       70
     0      Jakks Pacific, Inc. (b)(c)............        6
     1      K2, Inc. (b)..........................        4
     1      Lee Enterprises, Inc. ................       23
     2      Mandalay Resort Group (b).............       43
     1      Marcus Corp. .........................        8
     1      Media General, Inc. ..................       29
     1      Midway Games, Inc. (b)................        7
     0      On Assignment, Inc. (b)(c)............       12
    10      Park Place Entertainment (b)..........      120
     1      Penton Media, Inc. ...................       25
     1      Pinnacle Entertainment, Inc. (b)......       12
     2      Premier Parks, Inc. (b)...............       55
     1      Prime Hospitality Corp. (b)...........       10
     3      Reader's Digest Association, Inc. ....      117
     0      Scholastic Corp. (b)(c)...............       24
     0      SCP Pool Corp. (b)(c).................        7
     1      Sturm Ruger & Co., Inc. ..............        5
     1      Swiss Army Brands, Inc. (b)...........        3
     0      Thomas Nelson, Inc. (c)...............        3
     0      THQI, Inc. (b)(c).....................        5

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     3      Univision Communications, Inc. (b)....  $   280
     2      Valassis Communications, Inc. (b).....       69
     0      Washington Post Co. (c)...............      113
     3      Westwood One, Inc. ...................      109
                                                    -------
                                                      1,590
                                                    -------
Energy (6.0%):
     0      Atwood Oceanics, Inc. (b)(c)..........       13
     1      Barrett Resources Corp. (b)...........       21
     1      Benton Oil & Gas Co. (b)..............        2
     2      BJ Services Co. (b)...................      125
     1      Cabot Oil & Gas Corp. ................       13
     0      Cal Dive International, Inc. (b)(c)...       16
     1      Cross Timbers Oil Co. ................       25
     3      Devon Energy Corp. ...................      140
     0      Dril-Quip, Inc. (b)(c)................       19
     4      ENSCO International, Inc. ............      129
     1      Friede Goldman Halter, Inc. (b).......        7
     5      Global Marine, Inc. (b)...............      132
     3      Grant Prideco, Inc. (b)...............       73
     2      Hanover Compressor Co. (b)............       76
     1      Helmerich & Payne, Inc. ..............       28
     1      HS Resources, Inc. (b)................       15
     1      Input/Output, Inc. (b)................       10
     1      Louis Dreyfus Natural Gas Corp. (b)...       28
     1      Murphy Oil Corp. .....................       59
     4      Nabors Industries, Inc. (b)...........      155
     1      Newfield Exploration Co. (b)..........       39
     1      Noble Affiliates, Inc. ...............       48
     3      Noble Drilling Corp. (b)..............      143
     0      Nuevo Energy Co. (b)(c)...............        8
     1      Oceaneering International, Inc. (b)...       10
     0      Offshore Logistics, Inc. (b)(c).......        4
     2      Pennzoil-Quaker State Co. ............       18
     2      Pioneer Natural Resources Co. (b).....       31
     0      Plains Resources, Inc. (b)(c).........        6
     1      Pogo Producing Co. ...................       20
     1      Pride International, Inc. ............       35
     1      Remington Oil & Gas Corp. (b).........        4
     4      Santa Fe Snyder Corp. (b).............       49
     0      Seacor Smit, Inc. (b)(c)..............       17
     1      Seitel, Inc. (b)......................        4
     1      Smith International, Inc. (b).........       95
     0      St. Mary Land & Exploration Co. (c)...        8
     0      Stone Energy Corp. (b)(c).............       24
     1      Tidewater, Inc. ......................       47
     0      Transocean Sedco Forex, Inc. (c)......       11
     2      Ultramar Diamond Shamrock Corp. ......       59
     1      Valero Energy Corp. ..................       41

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Energy, continued:
     2      Varco International, Inc. (b).........  $    48
     1      Veritas DGC, Inc. (b).................       16
     1      Vintage Pete, Inc. ...................       32
     3      Weatherford International, Inc. (b)...      117
                                                    -------
                                                      2,020
                                                    -------
Financial Services (9.2%):
     2      A.G. Edwards, Inc. ...................       83
     0      Ace Ltd. (c)..........................        7
     1      Allmerica Financial Corp. ............       68
     2      AMBAC Financial Group, Inc. ..........       91
     2      American Financial Group, Inc. .......       42
     2      Americredit Corp. (b).................       29
     1      Amresco, Inc. (b)(c)..................        0
     1      Anchor Bancorp Wisconsin, Inc. .......        8
     1      Arthur J. Gallagher & Co. ............       34
     2      Associated Banc-Corp. ................       37
     1      Astoria Financial Corp. ..............       33
     1      Banknorth Group, Inc. ................       14
     0      Barra, Inc. (b)(c)....................       15
     0      BB&T Corp. (c)........................        7
     1      CCB Financial Corp. ..................       33
     1      Centura Banks, Inc. ..................       34
     0      Charles Schwab Corp. (c)..............       12
     1      Chittenden Corp. .....................       15
     1      Commerce Bancorp, Inc. ...............       29
     1      Commercial Federal Corp. .............       21
     1      Community First Bankshares............       18
     3      Compass Bancshares, Inc. .............       44
     1      Culen Frost Bankers, Inc. ............       34
     0      Dain Rauscher Corp. (c)...............       20
     1      Delphi Financial Group (b)............       18
     3      Dime Bancorp, Inc. ...................       39
     1      Downey Financial Corp. ...............       17
     7      E*Trade Group, Inc. (b)...............      120
     0      E.W. Blanch Holdings, Inc. (c)........        6
     1      Eaton Vance Corp. ....................       37
     1      Enhance Financial Services Group......       13
     1      Everest Re Group Ltd. ................       36
     2      Fidelity National Financial, Inc. ....       28
     1      Finova Group, Inc. ...................       18
     2      First American Financial Corp. .......       22
     1      First Bancorp/Puerto Rico.............       13
     1      First Midwest Bancorp, Inc. ..........       22
     5      First Security Corp. .................       62
     3      First Tennessee National Corp. .......       51
     1      First Virginia Banks, Inc. ...........       38
     3      FirstMerit Corp. .....................       62
     2      Fremont General Corp. ................        6

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     1      Frontier Insurance Group, Inc. .......  $     1
     1      GATX Corp. ...........................       39
     3      Greenpoint Financial Corp. ...........       48
     4      Hibernia Corp. .......................       40
     0      Hilb, Rogal & Hamilton Co. (c)........       10
     1      Horace Mann Educators Corp. ..........       15
     1      HSB Group, Inc. ......................       23
     1      Hudson United Bancorp.................       27
     1      Investors Financial Services Corp. ...       24
     1      Jefferies Group, Inc. ................       10
     1      Keystone Financial, Inc. .............       23
     2      Legg Mason, Inc. .....................       95
     1      MAF Bancorp, Inc. ....................       11
     3      Marshall & Ilsley Corp. ..............      112
     2      Mercantile Bankshares Corp. ..........       48
     1      Morgan Keegan, Inc. ..................        7
     1      Mutual Risk Management Ltd. ..........       17
     1      National City Corp. ..................       38
     2      National Commerce Bancorp.............       39
     0      National Discount Brokers Group,
              Inc. (b)(c).........................       13
     4      North Fork Bancorp, Inc. .............       62
     1      Ohio Casualty Corp. ..................       15
     3      Old Republic International Corp. .....       48
     2      Pacific Century Financial Corp. ......       27
     1      Pioneer Group, Inc. (b)...............       25
     1      PMI Group, Inc. ......................       50
     2      Protective Life Corp. ................       40
     1      Provident Bankshares Corp. ...........       10
     1      Provident Financial Group.............       26
     1      Queens County Bancorp, Inc. ..........        9
     1      Radian Group, Inc. ...................       47
     1      Raymond James Financial, Inc. ........       25
     2      Reliastar Financial Corp. ............      114
     1      Riggs National Corp. Washington
              D.C. ...............................        9
     0      RLI Corp. (c).........................        7
     0      Scpie Holdings, Inc. (c)..............        6
     1      Selective Insurance Group.............       11
     1      Silicon Valley Bankshares (b).........       43
     1      South Financial Group, Inc. ..........       15
     1      Southwest Bancorp of Texas (b)........       12
     6      Sovereign Bancorp, Inc. ..............       43
     1      Staten Island Bancorp., Inc. .........       14
     1      Susquehanna Bancshares, Inc. .........       11
     2      TCF Financial Corp. ..................       51
     0      Trenwick Group, Inc. (c)..............        6
     1      TrustCo Bank Corp. ...................       15
     1      United Bankshares, Inc. ..............       18
     2      Unitrin, Inc. ........................       49

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Financial Services, continued:
     2      Waddell & Reed Financial, Inc., Class
              A...................................  $    59
     1      Washington Federal, Inc. .............       20
     1      Webster Financial Corp. ..............       20
     1      Westamerica Bancorp...................       29
     1      Whitney Holding Corp. ................       17
     1      Wilmington Trust Corp. ...............       30
     0      Zenith National Insurance (c).........        6
     3      Zions Bancorp.........................      121
                                                    -------
                                                      3,086
                                                    -------
Health Care (11.6%):
     1      Acuson Corp. (b)......................        8
     0      ADAC Laboratories (b)(c)..............       10
     1      Advanced Tissue Sciences, Inc. (b)....       10
     1      Alliance Pharmaceutical Corp. (b).....       10
     1      Alpharma, Inc. .......................       44
     1      Apria Healthcare Group (b)............       15
     1      Barr Laboratories, Inc. (b)...........       34
     0      Baxter International, Inc. (c)........        5
     1      Beckman Coulter, Inc. ................       41
     3      Bergen Brunswig Corp. ................       17
     2      Beverly Enterprises, Inc. (b).........        6
     1      Bindley Western Industries, Inc. .....       20
     1      Bio-Technology General Corp. (b)......       16
     1      Carter Wallace, Inc. .................       22
     1      Cephalon, Inc. (b)....................       48
     1      Cerner Corp. (b)......................       22
     5      Chiron Corp. (b)......................      220
     0      Conmed Corp. (b)(c)...................        8
     0      Cooper Cos., Inc. (c).................       11
     1      COR Therapeutics, Inc. (b)............       51
     1      Covance, Inc. (b).....................       11
     1      Coventry Health Care, Inc. (b)........       19
     0      Curative Health Services, Inc.
              (b)(c)..............................        2
     1      Cygnus, Inc. (b)......................        7
     0      Datascope Corp. (c)...................       13
     1      Dentsply International, Inc. .........       37
     0      Diagnostic Products Corp. (c).........       10
     1      Dura Pharmaceuticals, Inc. (b)........       16
     1      Edwards Lifesciences Corp. (b)........       24
     0      Elan PLC (b)(c).......................       17
     1      Enzo Biochem, Inc. (b)................       41
     1      Express Scripts, Inc. (b).............       68
     1      First Health Group Corp. (b)..........       36
     2      Forest Laboratories, Inc. (b).........      220
     3      Foundation Health Systems, Inc. (b)...       38
     2      Genesis Health (b)(c).................        0
     0      Gentiva Health Services (b)(c)........        3
     2      Genzyme Corp. (b).....................      137

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     1      Gilead Sciences, Inc. (b).............  $    85
     1      Hanger Orthopedic Group, Inc. (b).....        2
     7      Health Management Association,
              Inc. (b)............................       87
     2      Hillenbrand Industries, Inc. .........       47
     0      Hologic, Inc. (b)(c)..................        2
     2      Hooper Holmes, Inc. ..................       13
     2      ICN Pharmaceuticals, Inc. ............       51
     1      IDEC Pharmaceuticals Corp. (b)........      117
     1      IDEXX Laboratories, Inc. (b)..........       21
     1      Immune Response Corp. (b).............        7
     1      Incyte Genomics, Inc. (b).............       58
     1      Invacare Corp. .......................       18
     4      Ivax Corp. (b)........................      168
     2      Jones Pharma, Inc. ...................       63
     1      Laser Vision Centers, Inc. (b)........        3
     1      Lincare Holdings, Inc. (b)............       32
     1      Magellan Health Services, Inc. (b)....        1
     1      Medicis Pharmaceutical (b)............       40
     1      Mentor Corp. (b)......................       14
     2      Millennium Pharmaceuticals (b)........      245
     1      Minimed, Inc. (b).....................      106
     4      Mylan Laboratories, Inc. .............       64
     3      NCS HealthCare, Inc. (b)..............        2
     1      Noven Pharmaceuticals, Inc. (b).......       15
     2      Omnicare, Inc. .......................       20
     1      Organogenesis, Inc. (b)...............       10
     1      Orthodontic Centers of America, Inc.
              (b).................................       25
     0      Osteotech, Inc. (b)(c)................        3
     1      Owens & Minor, Inc., Holding Co. .....       12
     2      Oxford Health Plans, Inc. (b).........       45
     1      PacifiCare Health Systems, Inc. (b)...       66
     1      Parexel International Corp. (b).......        6
     1      Patterson Dental Co. (b)..............       46
     0      Pediatrix Medical Group, Inc.
              (b)(c)..............................        5
     2      Perrigo Co. (b).......................       11
     1      Pharmaceutical Product
              Development (b).....................       13
     0      Priority Healthcare Corp. (b)(c)......       35
     1      Protein Design Labs, Inc. (b).........       82
     2      PSS World Medical, Inc. (b)...........       11
     2      Quorum Health Group, Inc. (b).........       18
     1      Regeneron Pharmaceutical (b)..........       24
     1      Renal Care Group, Inc. (b)............       24
     1      Resmed, Inc. (b)......................       21
     1      Respironics, Inc. (b).................       13
     2      Sepracor, Inc. (b)....................      204
     1      Sierra Health Services (b)............        2
     1      Sola International, Inc. (b)..........        2

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Health Care, continued:
     0      Spacelabs Medical, Inc. (b)(c)........  $     2
     2      Steris Corp. (b)......................       14
     5      Stryker Corp. ........................      226
     1      Summit Technology, Inc. (b)...........       21
     1      Sunrise Medical, Inc. (b).............        2
     3      Sybron International Corp. (b)........       50
     0      Syncor International Corp. (b)(c).....       22
     2      Total Renal Care Holdings (b).........       11
     1      Trigon Healthcare, Inc. (b)...........       46
     1      Universal Health Services, Inc. (b)...       46
     2      US Oncology, Inc. (b).................       10
     1      Vertex Pharmaceuticals, Inc. (b)......       63
     2      VISX, Inc. (b)........................       42
     0      Vital Signs, Inc. (c).................        5
     0      Wesley Jessen Visioncare (b)(c).......       11
                                                    -------
                                                      3,847
                                                    -------
Human Resources (0.0%):
     1      Staffmark, Inc. (b)...................        4
                                                    -------
Multi-Industry (0.0%):
     1      Gencorp, Inc. ........................       10
     1      Griffon Corp. (b).....................        4
                                                    -------
                                                         14
                                                    -------
Raw Materials (2.9%):
     1      A. Schulman, Inc. ....................       10
     2      Airgas, Inc. (b)......................       10
     4      AK Steel Holding Corp. ...............       29
     1      Albemarle Corp. ......................       22
     1      Arch Chemicals, Inc. .................       11
     1      Birmingham Steel Corp. ...............        3
     1      Brady (W. H.) Co. ....................       16
     0      Brush Engineered Materials, Inc.
              (c).................................        6
     1      Buckeye Technologies, Inc. (b)........       18
     2      Cabot Corp. ..........................       44
     1      Cambrex Corp. ........................       27
     1      Carpenter Technology Corp. ...........       11
     0      Chemed Corp. (c)......................        6
     0      Chemfirst, Inc. (c)...................       10
     0      Cleveland Cliffs, Inc. (c)............        5
     1      Coeur D'Alene Mines Corp. (b).........        1
     0      Commercial Metals Co. (c).............        8
     1      Commonwealth Industries, Inc. ........        4
     3      Crompton Corp. .......................       34
     1      Cytec Industries, Inc. (b)............       25
     1      Dexter Corp. .........................       24
     3      Ethyl Corp. ..........................        7
     1      Ferro Corp. ..........................       19
     0      Fuller (H. B.) Co. (c)................       18

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Raw Materials, continued:
     1      Geon Co. .............................  $    11
     1      Georgia Gulf Corp. ...................       15
     1      Hanna (M.A) Co. ......................       10
     1      Hecla Mining Co. (b)..................        1
     3      IMC Global, Inc. .....................       34
     1      Lilly Industries, Inc. ...............       18
     1      Lubrizol Corp. .......................       27
     4      Lyondell Petrochemical Co. ...........       59
     1      Macdermid, Inc. ......................       21
     0      Maxxam, Inc. (b)(c)...................        3
     0      McWhorter Technologies, Inc. (b)(c)...        6
     1      Minerals Technologies, Inc. ..........       23
     1      Mississippi Chemical Corp. ...........        3
     1      Mueller Industries, Inc. (b)..........       22
     0      NCH Corp. (c).........................        7
     1      Olin Corp. ...........................       18
     1      OM Group, Inc. .......................       22
     1      Omnova Solutions, Inc. ...............        7
     1      Oregon Steel Mills, Inc. .............        1
     0      Quaker Chemical Corp. (c).............        5
     0      Quanex Corp. (c)......................        6
     1      Reliance Steel & Aluminum Co. ........       11
     3      RPM Ohio, Inc. .......................       26
     1      Ryerson Tull, Inc. ...................        6
     1      Scotts Co. (The) (b)..................       26
     0      Sequa Corp. (b)(c)....................       13
     3      Solutia, Inc. ........................       37
     1      Steel Dynamics, Inc. (b)..............       10
     0      Steel Technologies, Inc. (c)..........        3
     1      Stillwater Mining Co. (b).............       24
     1      Techne Corp. (b)......................       78
     1      Tredegar Industries, Inc. ............       17
     1      Valence Technology, Inc. (b)..........       15
     0      WD-40 Co. (c).........................        6
     1      Wellman, Inc. ........................       13
     0      Wheeling Pittsburgh Steel Co.
              (b)(c)..............................        2
                                                    -------
                                                        974
                                                    -------
Retail (5.0%):
     3      Abercrombie & Fitch Co. (b)...........       30
     1      Ames Department Stores, Inc. (b)......        5
     1      AnnTaylor Stores Corp. (b)............       23
     1      Applebee's International, Inc. .......       21
     0      Baker (J.), Inc. (c)..................        2
     2      Barnes & Noble, Inc. (b)..............       38
     2      BJ's Wholesale Club, Inc. (b).........       56
     1      Bob Evans Farms, Inc. ................       13
     1      Bombay Co., Inc. (The) (b)............        2
     0      Books-A-Million, Inc. (b)(c)..........        2

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail, continued:
     2      Borders Group, Inc. (b)...............  $    28
     2      Brinker International, Inc. (b).......       44
     1      Buffets, Inc. (b).....................       13
     1      Casey's General Stores, Inc. .........       12
     1      Cash America International, Inc. .....        4
     1      Cato Corp. ...........................        7
     1      CBRL Group, Inc. .....................       20
     2      CDW Computer Centers, Inc. (b)........      137
     1      CEC Entertainment, Inc. (b)...........       15
     1      Cheesecake Factory (The), Inc. (b)....       21
     1      CKE Restaurants, Inc. (b).............        4
     1      Claire's Stores, Inc. ................       23
     1      Consolidated Products, Inc. (b).......        6
     1      Cost Plus, Inc. (b)...................       14
     0      Damark International, Inc. (b)(c).....        2
     1      Delta & Pine Land Co. ................       23
     1      Discount Auto Parts, Inc. (b).........        5
     3      Dollar Tree Stores, Inc. (b)..........      101
     1      Dress Barn, Inc. (b)..................       11
     5      Family Dollar Stores, Inc. ...........       89
     1      Footstar, Inc. (b)....................       17
     1      Furniture Brands International, Inc.
              (b).................................       18
     1      Goody's Family Clothing, Inc. (b).....        4
     1      Gottschalks, Inc. (b).................        3
     1      Group 1 Automotive, Inc. (b)..........        6
     1      Gymboree Corp. (b)....................        2
     0      Hancock Fabrics, Inc. (c).............        2
     1      Hannaford Brothers Co. ...............       86
     1      Heilig-Meyers Co. ....................        2
     1      IHOP Corp. (b)........................        8
     1      Jack in the Box, Inc. (b).............       22
     1      Jo-Ann Stores, Inc. (b)...............        4
     1      Landry's Seafood Restaurants, Inc.
              (b).................................        6
     1      Lands End, Inc. (b)...................       23
     0      Lillian Vernon Corp. (c)..............        3
     1      Linens 'N Things, Inc. (b)............       24
     1      Lone Star Steakhouse & Saloon, Inc.
              (b).................................        8
     1      Luby's, Inc. .........................        4
     1      Men's Wearhouse, Inc. (b).............       22
     1      Michael's Stores, Inc. (b)............       32
     0      Midas, Inc. (c).......................        6
     2      Neiman-Marcus Group, Inc., Class A
              (b).................................       50
     1      99 Cent Only Stores (b)...............       36
     1      O'Reilly Automotive, Inc. (b).........       17
     3      OfficeMax, Inc. (b)...................       14
     2      Outback Steakhouse, Inc. (b)..........       53
     1      Panera Bread Co. (b)..................        6
     1      Papa John's International, Inc. (b)...       17
     1      Pep Boys -- Manny, Moe & Jack.........        7

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail, continued:
     2      Pier 1 Imports, Inc. .................  $    23
     1      Regis Corp. ..........................       12
     2      Ross Stores, Inc. ....................       36
     1      Ruby Tuesday, Inc. ...................       18
     1      Ruddick Corp. ........................       13
     1      Ryan's Family Steakhouses, Inc. (b)...        8
     4      Saks, Inc. (b)........................       37
     1      Shopko Stores, Inc. (b)...............       11
     0      Sonic Corp. (b)(c)....................       12
     1      Sports Authority, Inc. (b)............        1
     1      Stein Mart, Inc. (b)..................       10
     0      Taco Cabana, Inc. (b)(c)..............        2
     2      Tiffany & Co. ........................      101
     1      Whole Foods Market, Inc. (b)..........       25
     2      Williams-Sonoma, Inc. (b).............       55
     1      Zale Corp. (b)........................       33
                                                    -------
                                                      1,670
                                                    -------
Shelter (2.0%):
     0      Bassett Furniture Industries, Inc.
              (c).................................        5
     1      Bowater, Inc. ........................       54
     1      Caraustar Industries, Inc. ...........       11
     1      Champion Enterprises, Inc. (b)........        6
     0      Chesapeake Corp. (c)..................       12
     3      Clayton Homes, Inc. ..................       27
     2      Consolidated Papers, Inc. ............       81
     2      D.R. Horton, Inc. ....................       20
     0      Deltic Timber Corp. (c)...............        6
     1      Ethan Allen Interiors, Inc. ..........       26
     1      Fleetwood Enterprises.................       11
     2      Georgia Pacific Timber Corp. .........       50
     1      Glatfelter (P. H.) Co. ...............       10
     1      HON Industries, Inc. .................       33
     2      La-Z-Boy Chair Co. ...................       22
     0      Lennar Corp. (c)......................        6
     1      Longview Fibre Co. ...................       13
     0      Lydall, Inc. (b)(c)...................        4
     1      MDC Holdings, Inc. ...................       11
     0      NVR, Inc. (b)(c)......................       11
     1      Oakwood Homes Corp. ..................        2
     1      Pentair, Inc. ........................       51
     0      Pope & Talbot, Inc. (c)...............        5
     1      Rayonier, Inc. .......................       25
     0      Ryland Group, Inc. (c)................        7
     3      Shaw Industry, Inc. ..................       40
     0      Skyline Corp. (c).....................        6
     2      Sonoco Products Co. ..................       48
     1      Southern Energy Homes, Inc. (b).......        1
     1      Standard Pacific Corp. ...............        7

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Shelter, continued:
     0      Thor Industries, Inc. (c).............  $     6
     1      Toll Brothers, Inc. (b)...............       18
     1      Universal Forest Products, Inc. ......        7
     1      Wausau-Mosinee Paper Corp. ...........       11
                                                    -------
                                                        653
                                                    -------
Technology (18.0%):
     1      AAR Corp. ............................        9
     1      Actel Corp. (b).......................       23
     1      Adaptive Broadband Corp. (b)..........       33
     1      Adtran, Inc. (b)......................       66
     1      Allen Telecom, Inc. (b)...............       11
     1      Alliance Semiconductor Corp. (b)......       25
     0      Alliant Techsystems, Inc. (b)(c)......       13
     1      Alpha Industries, Inc. (b)............       48
     0      American Xtal Technology, Inc.
              (b)(c)..............................       17
     1      Ametek, Inc. .........................       14
     0      Analogic Corp. (c)....................       12
     1      Analysts International Corp. .........        5
     1      Anixter International, Inc. (b).......       24
     1      Antec Corp. (b).......................       37
     1      Apex, Inc. (b)........................       22
     2      Arrow Electronics, Inc. (b)...........       70
     1      Artesyn Technologies, Inc. (b)........       25
     1      Aspect Communications Corp. (b).......       47
     1      Aspen Technology, Inc. (b)............       23
     6      ATMEL Corp. (b).......................      202
     1      Audiovox Corp., Class A (b)...........       11
     1      Auspex Systems, Inc. (b)..............        3
     0      Aviation Sales Co. (b)(c).............        2
     1      Avid Technology, Inc. (b).............        6
     1      Avnet, Inc. ..........................       61
     1      AVT Corp. (b).........................        5
     1      BE Aerospace, Inc. (b)................        4
     0      Benchmark Electronics, Inc. (b)(c)....       15
     1      Black Box Corp. (b)...................       40
     1      Brightpoint, Inc. (b).................       10
     1      Burr Brown Corp. (b)..................      113
     1      C Cube Microsystems, Inc. (b).........       18
     1      Cable Design Technologies Corp. (b)...       23
     7      Cadence Design Systems, Inc. (b)......      133
     0      Centigram Communications
              Corp. (b)(c)........................        3
     2      Cirrus Logic, Inc. (b)................       24
     1      Cognex Corp. (b)......................       52
     0      Cohu, Inc. (c)........................       11
     1      Commscope, Inc. (b)...................       49
     1      Communications Satellite Corp. .......       31
     1      CTS Corp. ............................       27

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
     1      Cybex Computer Products Corp. (b).....  $    22
     3      Cypress Semiconductor Corp. (b).......      123
     1      Dallas Semiconductor Corp. ...........       57
     0      Davox Corp. (b)(c)....................        3
     0      Digi International, Inc. (b)(c).......        3
     2      Digital Microwave Corp. (b)...........       65
     1      Dionex Corp. (b)......................       13
     1      Dycom Industries, Inc. (b)............       39
     1      Electroglas, Inc. (b).................       11
     2      Electronic Arts, Inc. (b).............      124
     1      Epicor Software Corp. (b).............        2
     1      Epresence, Inc. (b)...................        4
     1      ESS Technology (b)....................       15
     1      Exabyte Corp. (b).....................        2
     1      Filenet Corp. (b).....................       13
     1      General Semiconductor, Inc. (b).......       12
     1      Gerber Scientific, Inc. ..............        7
     0      Great Plains Software, Inc. (b)(c)....        8
     2      Harris Corp. .........................       72
     1      Hutchinson Technology, Inc. (b).......        9
     7      Informix Corp. (b)....................       54
     3      Integrated Device Technology, Inc.
              (b).................................      150
     1      Inter-Tel, Inc. ......................       10
     2      International Rectifier Corp. (b).....       84
     1      Intervoice-Brite, Inc. (b)............        5
     5      Intuit, Inc. (b)......................      202
     1      Investment Technology Group (b).......       28
     0      Itron, Inc. (b)(c)....................        2
     5      Jabil Circuit, Inc. (b)...............      227
     1      Kaman Corp. ..........................        7
     2      Keane, Inc. (b).......................       37
     2      Kemet Corp. (b).......................       50
     1      Komag, Inc. (b).......................        2
     1      Kroll-O'Gara Co. (The) (b)............        3
     0      Kronos, Inc. (b)(c)...................        8
     1      Kulicke & Soffa Industries, Inc.
              (b).................................       36
     1      L-3 Communications Holdings, Inc.
              (b).................................       63
     1      Lattice Semiconductor Corp. (b).......       83
     2      Legato Systems, Inc. (b)..............       32
     1      Litton Industries, Inc. (b)...........       46
     1      Macromedia, Inc. (b)..................      126
     2      Mentor Graphics Corp. (b).............       30
     1      Mercury Computer Systems, Inc. (b)....       16
     2      Micrel Semiconductor, Inc. (b)........       87
     0      Microage, Inc. (b)(c)(f)..............        0
     2      Microchip Technology, Inc. (b)........      117
     0      Micros Systems, Inc. (b)(c)...........        7
     1      National Instruments Corp. (b)........       50
     0      NCR Corp. (b)(c)......................        1

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
     1      Network Equipment Tech, Inc. (b)......  $     5
     4      Networks Associates, Inc. (b).........       75
     1      Orbital Sciences Corp. (b)............       10
     2      P-Com, Inc. (b).......................       10
     0      Park Electrochemical Corp. (c)........        7
     1      Phoenix Technologies Ltd. (b).........        8
     1      Photronics, Inc. (b)..................       20
     1      Picturetel Corp. (b)..................        2
     1      Pinnacle Systems, Inc. (b)............       25
     1      Pioneer-Standard Electronics, Inc. ...       10
     0      Plantronics, Inc. (b)(c)..............       46
     0      Plexus Corp. (b)(c)...................       45
     1      Polycom, Inc. (b).....................       85
     1      Powerwave Technologies, Inc. (b)......       64
     1      Progress Software Corp. (b)...........       14
     1      Project Software & Development,
              Inc. (b)............................        9
     0      Proxim, Inc. (b)(c)...................       30
     4      Quantum Corp.-DLT and Storage Systems
              Group (b)...........................       38
     2      Rational Software Corp. (b)...........      203
     1      Read-Rite Corp. (b)...................        3
     1      Remedy Corp. (b)......................       39
     2      S3, Inc. (b)..........................       27
     0      Sanmina Corp. (b)(c)..................       36
     1      Sawtek, Inc. (b)......................       63
     4      SCI Systems, Inc. (b).................      149
     1      Silicon Valley Group, Inc. (b)........       26
     0      Standard Microsystems Corp. (b)(c)....        5
     2      Storage Technology Corp. (b)..........       26
     1      Structual Dynamics Research Corp.
              (b).................................       12
     2      Sybase, Inc. (b)......................       55
     2      Symantec Corp. (b)....................       86
     3      Symbol Technologies, Inc. ............      179
     0      Symmetricom, Inc. (b)(c)..............        8
     2      Synopsys, Inc. (b)....................       59
     1      Systems & Computer Technology
              Corp. (b)...........................       14
     1      TCSI Corp. (b)........................        1
     1      Tech Data Corp. (b)...................       57
     1      Teledyne Technologies, Inc. (b).......       10
     0      Telxon Corp. (b)(c)...................        7
     0      Three-Five Systems, Inc. (b)(c).......       29
     1      Titan Corp. (b).......................       54
     1      Transaction Systems Architects, Inc.
              (b).................................       15
     1      Transwitch Corp. (b)..................       77
     1      Trimble Navigation Ltd. (b)...........       24
     1      Triquint Semiconductor, Inc. (b)......       96
     1      Ultratech Stepper, Inc. (b)...........       10

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Technology, continued:
     1      Varian Medical Systems, Inc. (b)......  $    31
     1      Verity, Inc. (b)......................       27
     3      Vishay Intertechnology, Inc. (b)......      131
     5      Vitesse Semiconductor Corp. (b).......      330
     1      Xircom, Inc. (b)......................       33
     0      Zixit Corp. (b)(c)....................       18
                                                    -------
                                                      5,977
                                                    -------
Transportation (1.4%):
     1      Airborne Freight Corp. ...............       23
     1      Alaska Air Group, Inc. (b)............       17
     1      Alexander & Baldwin, Inc. ............       22
     1      American Freightways Corp. (b)........       12
     1      Arkansas Best Corp. (b)...............        5
     1      Arnold Industries, Inc. ..............        8
     0      Atlantic Coast Airlines, Inc.
              (b)(c)..............................       13
     1      C H Robinson Worldwide, Inc. .........       50
     0      Circle International Group, Inc.
              (c).................................       10
     1      CNF Transportation, Inc. .............       27
     1      EGL, Inc. (b).........................       22
     1      Expeditors International of
              Washington, Inc. ...................       61
     1      Fritz Cos., Inc. (b)..................        9
     1      Frozen Food Express Industries,
              Inc. ...............................        3
     1      Heartland Express, Inc. (b)...........       12
     1      Hunt (J. B.) Transport Services,
              Inc. ...............................       14
     1      Kirby Corp. (b).......................       13
     0      Landstar System, Inc. (b)(c)..........       12
     0      M.S. Carriers, Inc. (b)(c)............        5
     1      Mesa Air Group, Inc. (b)..............        4
     0      Midwest Express Holdings, Inc.
              (b)(c)..............................        6
     1      Overseas Shipholding Group, Inc. .....       20
     0      RailAmerica, Inc. (b)(c)..............        1
     1      Rollins Truck Leasing Corp. ..........        9
     1      Skywest, Inc. ........................       22
     2      Swift Transportation Co., Inc. (b)....       22
     1      US Freightways Corp. .................       15
     1      Werner Enterprise, Inc. ..............       13
     1      Wisconsin Central Transportation
              Corp. (b)...........................       16
     1      Yellow Corp. (b)......................        9
                                                    -------
                                                        475
                                                    -------
Utilities (9.4%):
     1      AGL Resources, Inc. ..................       21
     3      Allegheny Energy, Inc. ...............       85
     2      Alliant Energy Corp. .................       57
     0      American States Water Co. (c).........        6
     3      American Water Works, Inc. ...........       68

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     1      Atmos Energy Corp. ...................  $    12
     0      Bangor Hydro-Electric Co. (c).........        5
     1      Black Hills Corp. ....................       11
     6      Broadwing, Inc. (b)...................      148
     5      Calpine Corp. (b).....................      297
     0      Cascade Natural Gas Corp. (c).........        3
     0      Central Vermont Public Services (c)...        3
     0      CH Energy Group, Inc. (c).............       10
     1      Cleco Corp. ..........................       17
     1      CMP Group, Inc. ......................       21
     2      Conectiv, Inc. .......................       31
     4      DPL Corp. ............................       79
     2      DQE, Inc. ............................       71
     4      Dynergy, Inc. ........................      267
     1      Energen Corp. ........................       15
     3      Energy East Corp. ....................       56
     1      General Communication, Inc. (b).......        6
     0      Green Mountain Power Corp. (c)........        2
     1      Hawaiian Electric Industries, Inc. ...       34
     1      Idacorp, Inc. ........................       26
     2      Ipalco Enterprises, Inc. .............       40
     1      Kansas City Power & Light Co. ........       32
     4      Keyspan Corp. ........................      117
     3      Kinder Morgan, Inc. ..................      116
     0      Laclede Gas Co. (c)...................        4
     4      LG&E Energy Corp. ....................       86
     2      MCN Energy Group, Inc. ...............       43
     2      Minnesota Power & Light Co. ..........       29
     3      Montana Power Co. ....................      102
     1      National Fuel Gas Co. ................       47
     0      New Jersey Resources Corp. (c)........       15
     4      Nisource, Inc. .......................       65
     4      Northeast Utilities...................       85
     1      Northwest Natural Gas Co. ............       11
     0      Northwestern Corp. (c)................        9
     1      NStar (b).............................       57
     4      Ocean Energy, Inc. (b)................       56
     2      OGE Energy Corp. .....................       41
     1      Philadelphia Suburban Corp. ..........       22
     1      Piedmont Natural Gas Co., Inc. .......       19
     3      Potomac Electric Power Co. ...........       70
     1      Public Service Company of New
              Mexico..............................       14
     3      Puget Sound Energy, Inc. .............       53
     2      Questar Corp. ........................       37
     3      Scana Corp. ..........................       60
     3      Sierra Pacific Resources..............       34
     1      Southern Union Co. (b)................       24
     1      Southwest Gas Corp. ..................       12
     1      Southwestern Energy Co. ..............        3

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
COMMON STOCKS, CONTINUED:
Utilities, continued:
     2      TALK.com, Inc. (b)....................  $     9
     4      TECO Energy, Inc. ....................       70
     2      Telephone & Data Systems, Inc. .......      171
     0      UGI Corp. (c).........................        8
     1      Unisource Energy Corp. ...............        8
     0      United Illuminating Co. (c)...........       13
     1      United Water Resources, Inc. .........       31
     2      UtiliCorp United, Inc. ...............       45
     2      Vectren Corp. ........................       34
     1      Washington Gas Light Co. .............       26
     3      Wisconsin Energy Corp. ...............       67
                                                    -------
                                                      3,136
                                                    -------
  Total Common Stocks                                30,626
                                                    -------
U.S. TREASURY OBLIGATIONS (0.4%):
U.S. Treasury Bills (0.4%):
  $125      7/20/00 (d)...........................      125
    15      8/24/00 (d)...........................       15
                                                    -------
  Total U.S. Treasury Obligations                       140
                                                    -------
INVESTMENT COMPANIES (2.9%):
   983      One Group Prime Money Market Fund,
              Class I.............................      983
                                                    -------
  Total Investment Companies                            983
                                                    -------
RIGHTS (0.0%):
Financial Services (0.0%):
     1      Elan Corp., Contingent Val Rts
              (b)(c)..............................        0
                                                    -------
  Total Rights                                            0
                                                    -------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (5.5%):
Master Notes (0.6%):
  $ 90      Bear Stearns, 7.40%, 7/3/00*..........       90
    23      Danaher, 7.31%, 7/3/00*...............       23
    50      General Mills, 6.83%, 7/3/00*.........       50
    23      Lehman Brothers, 7.44%, 7/3/00*.......       23
    23      Willamette, 6.92%, 7/3/00*............       23
                                                    -------
                                                        209
                                                    -------
Put Bonds (1.9%):
    38      Associates Corp., 7.00%, 9/17/01*.....       38
    60      Bank of America, 6.32%, 7/5/01*.......       60
    45      Caterpillar Finance, 7.05%, 5/1/01*...       45
    38      Chase Manhattan, 7.11%, 5/6/02*.......       38
    38      Ford Motor, 7.03%, 4/11/02*...........       38
    38      GMAC, 7.07%, 5/3/01*..................       38

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT              SECURITY DESCRIPTION            VALUE
---------   --------------------------------------  -------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING, CONTINUED:
Put Bonds, continued:
  $ 15      Greenwich Capital Markets, 7.10%,
              7/9/01*.............................  $    15
    38      J.P. Morgan and Co., 7.01%, 5/4/01*...       38
    45      Liberty Lighthouse, 7.08%, 4/12/02*...       45
    38      Merrill Lynch, 7.16%, 5/6/02*.........       38
    38      Salomon Smith Barney, 6.81%,
              4/8/02*.............................       38
    17      Salomon Smith Barney, 6.90%,
              2/5/01*.............................       17
    38      Sigma Financial, Inc., 6.93%,
              1/22/01*............................       38
    44      Sigma Financial, Inc., 6.91%,
              5/15/01*............................       44
    60      SPARCC, 6.65%, 9/25/00*...............       60
    38      U.S. Bancorp, 6.78%, 5/8/02*..........       38
                                                    -------
                                                        628
                                                    -------
Repurchase Agreements (3.0%):
     5      Bear Stearns, 6.83%, 7/3/00,
              (Collateralized by $21 various
              U.S. Government securities
              5.73% - 8.00%, 1/15/02 - 2/15/28,
              market value $5)....................        5
   449      Goldman Sachs, 7.15%, 7/3/00,
              (Collateralized by $477 various
              Commercial Paper, 0.00%,
              7/3/00 - 8/14/00, market value
              $475)...............................      449
   113      HSBC, 7.25%, 7/3/00, (Collateralized
              by $188 various Government
              securities, 0.00% - 15.75%,
              11/15/00 - 4/15/29, market value
              $115)...............................      113
    42      Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $44 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $43).........       42
    23      Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value $24).......       23
   376      Merrill Lynch, 7.20%, 7/3/00,
              (Collateralized by $399 various
              Commercial Paper, 0.00%,
              7/3/00 - 3/9/01 market value
              $395)...............................      376
                                                    -------
                                                      1,008
                                                    -------
  Total Short-Term Securities Held as Collateral
  for Securities Lending                              1,845
                                                    -------
Total (Cost $31,826) (a)                            $34,976
                                                    =======

Continued

One Group Mutual Funds
Market Expansion Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

------------
Percentages indicated are based on net assets of $33,440.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $18. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 7,636
                   Unrealized depreciation......................   (4,504)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 3,132
                                                                  =======

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Serves as collateral for Future Contracts.

(e) Stone & Webster, Inc., which filed for protection under Chapter 11 of the Federal Bankruptcy Code, has cost of $13.

(f) Microage, Inc., which filed for protection under Chapter 11 of the Federal Bankruptcy Code, has cost of $4.

 * Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 COMMON STOCKS (96.9%):
ARGENTINA (0.5%):
Banking & Finance (0.1%):
     114    Banco de Galicia Bue, Class B.......  $      428
      56    Banco Frances SA....................         411
                                                  ----------
                                                         839
                                                  ----------
Construction (0.0%):
     122    Astra Cia Argentin (b)..............         315
                                                  ----------
Metals & Mining (0.1%):
       6    Siderar SA, Class A.................          17
     254    Siderca SA..........................         580
                                                  ----------
                                                         597
                                                  ----------
Oil & Gas (0.1%):
     482    PC Holdings SA......................         882
                                                  ----------
Telecommunications (0.2%):
     461    Telefonica de Argentina SA, Class
              B.................................       1,483
                                                  ----------
                                                       4,116
                                                  ----------
AUSTRALIA (1.8%):
Banking (0.5%):
     140    National Australia Bank Ltd. .......       2,339
     185    Westpac Banking Corp., Ltd. ........       1,336
                                                  ----------
                                                       3,675
                                                  ----------
Beverages & Tobacco (0.0%):
      70    Coca-Cola Amatil Ltd. ..............         136
                                                  ----------
Brewery (0.0%):
     151    Foster's Brewing Group..............         426
                                                  ----------
Broadcasting & Publishing (0.3%):
     155    News Corp., Ltd. ...................       2,142
                                                  ----------
Building Products (0.1%):
      81    Boral Ltd. (b)......................         102
      89    CSR Ltd. ...........................         248
       7    Hanson PLC (b)......................          49
      28    Hardie (James) Industries...........          73
      81    Origin Energy Ltd. .................          78
                                                  ----------
                                                         550
                                                  ----------
Chemicals (0.0%):
      33    Orica Ltd. .........................         149
                                                  ----------
Containers & Packaging (0.0%):
       5    Amcor Ltd. .........................          18
                                                  ----------
Diversified (0.0%):
      49    Futuris Corp., Ltd. ................          53
      15    Smith (Howard) Ltd. ................          73
      82    Southcorp Holdings Ltd. ............         238
                                                  ----------
                                                         364
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Australia, continued:
Engineering (0.0%):
      35    Leighton Holdings Ltd. .............  $      113
                                                  ----------
Entertainment (0.0%):
       3    Publishing and Broadcasting.........          23
      14    Tabcorp Holdings Ltd. ..............          81
                                                  ----------
                                                         104
                                                  ----------
Food Products & Services (0.0%):
     284    Goodman Fielder Ltd. ...............         212
                                                  ----------
Gas Utility (0.0%):
      71    Australian Gas Light Co. ...........         423
                                                  ----------
Insurance (0.1%):
      94    Amp Ltd. ...........................         957
      38    QBE Insurance Group Ltd. ...........         184
                                                  ----------
                                                       1,141
                                                  ----------
Manufacturing-Capital Goods (0.0%):
     110    Pacific Dunlop Ltd. ................          98
                                                  ----------
Metals (0.0%):
       5    Iluka Resources Ltd. ...............          13
                                                  ----------
Metals & Mining (0.2%):
     131    Broken Hill Proprietary Co.,
              Ltd. .............................       1,548
      74    Santos Ltd. ........................         226
      13    WMC Ltd. ...........................          59
                                                  ----------
                                                       1,833
                                                  ----------
Metals (Non-ferrous) (0.0%):
       8    Rio Tinto Ltd. .....................         136
                                                  ----------
Packaging (0.0%):
       2    Paperlinx Ltd. (b)..................           3
                                                  ----------
Real Estate (0.2%):
     193    General Property Trust..............         313
      42    Lend Lease Corp. ...................         540
     135    Stockland Trust Group...............         286
     180    Westfield Trust.....................         351
                                                  ----------
                                                       1,490
                                                  ----------
Retail-Stores/Catalog (0.1%):
     138    Coles Myer Ltd. ....................         532
                                                  ----------
Services (0.1%):
      24    Brambles Industries Ltd. ...........         740
                                                  ----------
Telecommunications -- Equipment (0.2%):
     375    Telstra Corp., Ltd. ................       1,525
                                                  ----------
Tobacco (0.0%):
       5    Rothmans Holdings...................          33
                                                  ----------
                                                      15,856
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
 AUSTRIA (0.9%):
Airlines (0.0%):
      19    Austrian Airlines...................  $      276
                                                  ----------
Banking & Finance (0.4%):
      56    Bank Austria AG, Participating
              Certificates......................       2,716
                                                  ----------
Beverages & Tobacco (0.0%):
       4    Osterreichische Brau-Beteiligungs
              AG................................         180
                                                  ----------
Building Products (0.0%):
      19    Wienerberger Baustoffindustrie AG...         433
                                                  ----------
Chemicals (0.0%):
       3    Lenzing AG..........................         152
                                                  ----------
Engineering (0.0%):
       7    VA Technologie AG...................         344
                                                  ----------
Environmental Services (0.0%):
       1    BWT AG..............................         389
                                                  ----------
Insurance (0.1%):
       3    EA-Generali AG......................         460
                                                  ----------
Miscellaneous Materials & Commodities (0.0%):
      10    Radex-Heraklith
              Industriebeteiligungs AG..........         251
                                                  ----------
Oil & Gas Exploration, Production & Services (0.1%):
      11    OMV AG..............................         990
                                                  ----------
Paper Products (0.0%):
       1    Mayr-Melnhof Karton AG..............          38
                                                  ----------
Steel (0.0%):
       2    Boehler Uddeholm....................          84
                                                  ----------
Telecommunications -- Services and Equipment (0.3%):
      14    Osterreichische
              Elekrizitaitswirtschafts-AG, Class
              A.................................       1,396
                                                  ----------
Tobacco (0.0%):
       5    Austria Tabakwerke AG...............         201
                                                  ----------
Transportation (0.0%):
       8    Flughafen Wien AG...................         298
                                                  ----------
                                                       8,208
                                                  ----------
BELGIUM (1.2%):
Automotive (0.0%):
       0    SA D'Ieteren NV (c).................         102
                                                  ----------
Banking (0.1%):
      30    Kredietbank NV......................       1,329
      13    Kredietbank Strip (b)(c)............           0
                                                  ----------
                                                       1,329
                                                  ----------
Chemicals (0.1%):
       9    Solvay SA...........................         637
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Belgium, continued:
Electric Utility (0.1%):
       7    Suez Lyonnaise Des Eaux.............  $    1,264
       7    Suez Lyonnaise Des Eaux
              Strip (b)(c)......................           0
                                                  ----------
                                                       1,264
                                                  ----------
Energy (0.3%):
      12    Total Fina SA Strips (b)(c).........           0
      12    Total Fina SA, Class B..............       1,805
                                                  ----------
Industrial Holding Company (0.1%):
       3    Groupe Bruxelles Lambert SA.........         857
                                                  ----------
Insurance (0.3%):
      75    Foritg AG...........................       2,201
                                                  ----------
Merchandising (0.0%):
       7    Delhaize-Le Lion SA.................         432
                                                  ----------
Metals & Mining (0.0%):
       3    Union Miniere Group.................         109
                                                  ----------
Pharmaceuticals (0.1%):
      13    UCB Cap Npv Ord.....................         468
                                                  ----------
Retail -- Stores/Catalog (0.0%):
       1    Colrayt.............................          43
       0    Dolmen Computer
              Applications (b)(c)...............           2
                                                  ----------
                                                          45
                                                  ----------
Telecommunications -- Services and Equipment (0.1%):
       5    Electrabel SA.......................       1,247
                                                  ----------
                                                      10,496
                                                  ----------
BRAZIL (0.3%):
Auto Parts (0.0%):
       8    Marcopolo SA........................          12
                                                  ----------
Banking (0.0%):
   2,485    Banco do Estado De SA...............          74
   3,218    Uniao de Bancos Brasileir...........         100
                                                  ----------
                                                         174
                                                  ----------
Beverages & Tobacco (0.0%):
      41    Companhia Cervejaria Brahma.........          25
                                                  ----------
Electric Utility (0.2%):
  43,175    Centrais Electricas Brasileiras
              SA................................         877
   8,991    Centrais Geradoras do Sul do Brasil
              SA (b)............................          11
     335    Cia Paulista De Forca E Luz.........          11
                                                  ----------
                                                         899
                                                  ----------
Gaming (0.0%):
       5    Companhia Vidraria Santa Maria......           7
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Brazil, continued:
 Oil & Gas (0.1%):
       2    Brasil Telecom Participacoes S.A.
              ADR...............................  $      138
      10    Petroleo Brasileiro S.A. ADR........         290
                                                  ----------
                                                         428
                                                  ----------
Retail -- General Merchandise (0.0%):
   6,000    Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar...............         192
                                                  ----------
Steel (0.0%):
   4,228    Companhia Siderurgica Nacional......         133
                                                  ----------
Telecommunications (0.0%):
   1,865    Embratel Participacoes SA...........          34
   1,865    Tele Centro Sul Participacoes.......          19
  11,011    Tele Norte Leste Participacoes
              (b)...............................         211
   2,949    Telesp Celular Participacoes........          32
   4,045    Telesp Participacoes SA.............          43
                                                  ----------
                                                         339
                                                  ----------
Tobacco (0.0%):
      33    Souza Cruz SA.......................         185
                                                  ----------
                                                       2,394
                                                  ----------
CHILE (0.3%):
Banking & Finance (0.0%):
       9    Banco de Santiago ADR...............         162
                                                  ----------
Beverages & Tobacco (0.0%):
      14    Embotelladora Andina SA ADR.........         135
       7    Embotelladora Andina SA, Series A
              ADR...............................          81
       5    Vina Concho y Toro SA ADR...........         164
                                                  ----------
                                                         380
                                                  ----------
Chemicals (0.0%):
       6    Quimica Y Minera Chile SA ADR.......         143
                                                  ----------
Electric Utility (0.2%):
       6    Chilectra SA ADR....................          91
      23    Enersis SA ADR (b)..................         451
      16    Gener SA ADR........................         238
                                                  ----------
                                                         780
                                                  ----------
Forest Products (0.0%):
      14    Masisa SA ADR.......................         163
                                                  ----------
Metals & Mining (0.0%):
      17    Madeco SA ADR (b)...................         132
                                                  ----------
Packaging (0.0%):
       9    Cristalerias de Chile ADR...........         140
                                                  ----------
Pharmaceuticals (0.0%):
       9    Laboratorio Chile ADR...............         173
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Chile, continued:
Telecommunications (0.1%):
      35    Telecomunicaciones de Chile SA
              ADR...............................  $      630
                                                  ----------
                                                       2,703
                                                  ----------
DENMARK (1.1%):
Banking & Finance (0.2%):
       7    Danske Bank.........................         900
     103    Nordic Baltic Holding AB (b)........         754
                                                  ----------
                                                       1,654
                                                  ----------
Beverages & Tobacco (0.0%):
       3    Carlsberg A/S, Class A..............          87
       3    Carlsberg A/S, Class B..............         102
                                                  ----------
                                                         189
                                                  ----------
Commercial Services (0.0%):
       4    ISS A/S (b).........................         283
                                                  ----------
Electronics (0.0%):
       2    Bang & Olufsen Holding..............          63
                                                  ----------
Engineering (0.0%):
       6    FLS Industries A/S, Class B.........          90
                                                  ----------
Food Products & Services (0.0%):
       9    Danisco A/S.........................         285
                                                  ----------
Pharmaceuticals (0.2%):
       9    Novo Nordisk A/S, Class B...........       1,572
                                                  ----------
Telecommunications (0.2%):
      31    Tele Danmark A/S, Class B...........       2,082
                                                  ----------
Telecommunications-Equipment (0.0%):
       2    GN Store Nord.......................         213
                                                  ----------
Transportation & Shipping (0.5%):
       0    D/S 1912, Class B (c)...............       1,792
       0    D/S Svendborg A/S, Class B (c)......       1,751
       5    SAS Danmark A/S.....................          38
                                                  ----------
                                                       3,581
                                                  ----------
                                                      10,012
                                                  ----------
FINLAND (1.5%):
Computer Software (0.0%):
       0    Tieto Corp, Class B (c).............          16
                                                  ----------
Diversified (0.0%):
       3    FNM Instrumentarium.................          77
                                                  ----------
Food Products & Services (0.0%):
      13    Raisio Group PLC....................          26
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Finland, continued:
 Forest Products (0.1%):
      22    UPM-Kymmene Corp. ..................  $      541
                                                  ----------
Insurance (0.0%):
       4    Pohjola Insurance Group, Class B....         124
       6    Sampo Insurance Co. ................         224
                                                  ----------
                                                         348
                                                  ----------
Metals (0.0%):
      20    Outokumpo Oy, Class A...............         193
                                                  ----------
Telecommunications (1.4%):
     228    Nokia Oyj, Class A..................      11,681
      23    Sonera Group Oyj....................       1,040
                                                  ----------
                                                      12,721
                                                  ----------
                                                      13,922
                                                  ----------
FRANCE (11.4%):
Aluminum (0.0%):
       4    Pechiney SA, Class A................         157
                                                  ----------
Appliances & Household Products (0.0%):
       0    Group Seb SA (c)....................          19
                                                  ----------
Automotive (0.1%):
       4    PSA Peugeot.........................         873
       6    Valeo SA............................         333
                                                  ----------
                                                       1,206
                                                  ----------
Banking (0.7%):
      44    Banque Nationale de Paris...........       4,221
      41    Societe Generale, Class A...........       2,452
                                                  ----------
                                                       6,673
                                                  ----------
Beverages & Tobacco (0.4%):
       9    LVMH (Moet Hennessy Louis
              Vuitton) (b)......................       3,600
       6    Pernod-Ricard.......................         315
                                                  ----------
                                                       3,915
                                                  ----------
Broadcasting/Cable (0.2%):
      12    Canal Plus..........................       2,047
                                                  ----------
Building Products (0.1%):
       2    Imetal SA...........................         291
       9    Lafarge SA..........................         722
                                                  ----------
                                                       1,013
                                                  ----------
Business Service (0.5%):
      56    Vivendi.............................       4,959
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
France, continued:
Chemicals (0.4%):
       2    L'Air Liquide.......................  $      276
       7    L'Air Liquide, Registered Shares
              (b)...............................         910
      30    Rhone-Poulenc SA....................       2,219
                                                  ----------
                                                       3,405
                                                  ----------
Closed End Funds (1.1%):
     304    Ishares MSCI France Index Fund......       8,745
                                                  ----------
Commercial Services (0.1%):
       4    Sodexho SA..........................         715
                                                  ----------
Computer Software (0.1%):
       9    Dassault Systems SA.................         860
                                                  ----------
Construction (0.2%):
       3    Bouygues (b)........................       1,796
                                                  ----------
Defense (0.2%):
       1    Sagem SA............................       1,630
      16    Thomson CSF.........................         627
                                                  ----------
                                                       2,257
                                                  ----------
Diversified (0.1%):
       1    Chargeurs International SA..........          44
      12    Lagardere SCA.......................         948
                                                  ----------
                                                         992
                                                  ----------
Electrical & Electronic (0.7%):
       3    Legrand SA..........................         587
      16    Schneider SA........................       1,095
      30    STMicroelectronics N.V. ADR.........       1,926
      36    STMicroelectronics NV...............       2,277
                                                  ----------
                                                       5,885
                                                  ----------
Energy (1.1%):
      14    Elf Aquitaine SA....................       2,920
      37    Total SA, Class B...................       5,683
                                                  ----------
                                                       8,603
                                                  ----------
Engineering (0.0%):
       2    Compagnie Francaise d'Etudes et de
              Construction Technip..............         301
       1    Groupe GTM..........................          96
                                                  ----------
                                                         397
                                                  ----------
Financial Services (0.0%):
       1    CPR SA (b)..........................          44
       0    Eurafrance (c)......................         150
       2    Natexis SA (b)......................         174
                                                  ----------
                                                         368
                                                  ----------
Food & Household Products (0.0%):
       4    Eridania Beghin-Say SA..............         387
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
France, continued:
 Food Products & Services (0.2%):
      14    Groupe Danone.......................  $    1,865
                                                  ----------
Health & Personal Care (1.0%):
       6    L'Oreal SA (b)......................       5,300
      63    Sanofi Synthelabo SA................       3,015
                                                  ----------
                                                       8,315
                                                  ----------
Industrial Goods & Services (0.0%):
      14    Compagnie Generale des
              Etablissements Michelin, Class B,
              Registered Shares.................         440
                                                  ----------
Industrial Holding Company (0.2%):
      13    Lyonnaise des Eaux SA...............       2,241
                                                  ----------
Insurance (0.7%):
      32    AXA SA..............................       5,021
       6    Cap Gemini..........................       1,077
                                                  ----------
                                                       6,098
                                                  ----------
Leisure (0.1%):
      18    Accor SA............................         724
                                                  ----------
Lodging (0.0%):
       0    Club Mediterranee SA (c)............          45
                                                  ----------
Machine-Diversified (0.0%):
       3    Sidel SA............................         230
                                                  ----------
Medical Supplies (0.0%):
       1    Essilor International...............         174
                                                  ----------
Merchandising (0.8%):
      60    Carrefour SA........................       4,136
       7    Casino Guichard-Perrachon...........         630
      10    Pinault Printemps Redoute SA........       2,291
                                                  ----------
                                                       7,057
                                                  ----------
Metals (Non-ferrous) (0.0%):
      21    Usinor..............................         257
                                                  ----------
Office Equipment & Services (0.0%):
       6    BIC.................................         307
                                                  ----------
Oil & Gas (0.1%):
       1    Cie Gen Geophysiq (b)...............          60
       1    Coflexip SA.........................         109
       8    Compagnie de Saint Gobain...........       1,119
                                                  ----------
                                                       1,288
                                                  ----------
Telecommunications -- Services and Equipment (2.3%):
      97    Alcatel Alsthom.....................       6,371
      93    France Telecom SA...................      13,121
                                                  ----------
                                                      19,492
                                                  ----------
                                                     102,932
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
GERMANY (12.6%):
Airlines (0.1%):
      52    Lufthansa AG........................  $    1,211
                                                  ----------
Automotive (1.1%):
     137    DaimlerChrysler AG..................       7,230
      20    Man AG..............................         627
       2    Man AG Vorzugsaktien................          42
      43    Volkswagen AG.......................       1,659
                                                  ----------
                                                       9,558
                                                  ----------
Banking (2.0%):
      95    Bayer AG............................       3,704
      55    Bayerische Vereinsbank AG...........       3,584
      84    Deutsche Bank AG, Registered
              Shares............................       6,978
      71    Dresdner Bank AG, Registered
              Shares............................       2,955
                                                  ----------
                                                      17,221
                                                  ----------
Building Products (0.0%):
       6    Heidelberger Zement AG..............         389
                                                  ----------
Chemicals (0.4%):
      81    BASF AG.............................       3,313
                                                  ----------
Closed End Funds (1.0%):
     369    Ishares MSCI Germany Index Fund.....       8,948
                                                  ----------
Computer Software (0.7%):
      24    SAP AG..............................       3,578
      17    SAP AG, Vorzugsaktien...............       3,144
                                                  ----------
                                                       6,722
                                                  ----------
Conglomerates (0.7%):
      35    Metro AG............................       1,237
      24    Preussag AG.........................         778
      95    VEBA AG.............................       4,696
                                                  ----------
                                                       6,711
                                                  ----------
Construction (0.0%):
       9    Hochtief AG.........................         270
                                                  ----------
Consumer Goods & Services (0.0%):
       5    Adidas AG...........................         286
                                                  ----------
Cosmetics/Personal Care (0.1%):
      10    Beiersdorf AG Ser 'ABC'.............         875
                                                  ----------
Engineering (0.0%):
       5    AGIV AG.............................          58
       5    Bilfinger & Berger Bau AG...........          71
                                                  ----------
                                                         129
                                                  ----------
Gas & Electric Utility (0.2%):
      59    RWE AG..............................       1,994
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Germany, continued:
 Health Care (0.1%):
      23    Schering AG.........................  $    1,298
                                                  ----------
Industrial Goods & Services (1.3%):
       3    Carbon AG (b).......................         176
      79    Siemens AG, Registered Shares.......      11,947
                                                  ----------
                                                      12,123
                                                  ----------
Insurance (2.5%):
      32    Allianz AG..........................      11,767
       7    AMB Aachener und Muenchener
              Beteiligungs AG...................         436
       3    CKAG Colonia Konzern AG.............         299
      29    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares............................       9,316
                                                  ----------
                                                      21,818
                                                  ----------
Machinery & Equipment (0.1%):
       7    Kloeckner-Humbolt-Deutz AG (b)......          33
      11    Linde AG............................         428
       4    Rheinmetall AG......................          46
                                                  ----------
                                                         507
                                                  ----------
Metals & Mining (0.1%):
       9    Kugelfischer Georg Schaefer AG......          69
      68    Thyssen Krupp AG....................       1,102
                                                  ----------
                                                       1,171
                                                  ----------
Pharmaceuticals (0.1%):
      22    Merck KGaA..........................         671
                                                  ----------
Retail -- General Merchandise (0.0%):
       5    Douglas Holding AG..................         139
                                                  ----------
Retail -- Stores/Catalog (0.0%):
      12    Karstadt Quelle AG..................         310
       1    Metro AG............................          12
                                                  ----------
                                                         322
                                                  ----------
Telecommunications (2.1%):
     321    Deutsche Telekom AG.................      18,317
                                                  ----------
Textile Products (0.0%):
       1    Escada AG...........................          58
                                                  ----------
Tire & Rubber (0.0%):
      10    Continental AG......................         173
                                                  ----------
                                                     114,224
                                                  ----------
GREECE (0.4%):
Appliances & Household Products (0.0%):
       3    Fourlis SA..........................          59
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Greece, continued:
Banking & Finance (0.3%):
      12    Alpha Credit Bank SA................  $      461
       7    Commercial Bank of Greece SA........         293
       5    Ergo Bank SA........................         103
       3    Eurobank (b)........................          92
      16    National Bank of Greece SA..........         641
                                                  ----------
                                                       1,590
                                                  ----------
Beverages & Tobacco (0.0%):
       9    Hellenic Bottling Co., SA...........         143
       2    Papastratos Cigarette Co. ..........          40
                                                  ----------
                                                         183
                                                  ----------
Food Products & Services (0.0%):
       2    Elais Co. ..........................          40
                                                  ----------
Health Care (0.0%):
      11    Athens Medical Care.................         146
                                                  ----------
Insurance (0.0%):
       5    Aspis Pronia General Insurances
              SA (b)............................          65
                                                  ----------
Miscellaneous Materials & Commodities (0.0%):
       0    Silver & Baryte Ore Mining Co.,
              SA (c)............................           7
                                                  ----------
Packaging (0.0%):
       3    Hellas Can SA.......................          95
                                                  ----------
Telecommunications (0.1%):
      38    Hellenic Telecommunication
              Organization......................         939
       7    Intracom SA.........................         267
                                                  ----------
                                                       1,206
                                                  ----------
Textile Products (0.0%):
      20    EL. D. Mouzakis SA..................         120
                                                  ----------
Transportation & Shipping (0.0%):
      12    Attica Enterprises..................         129
                                                  ----------
                                                       3,640
                                                  ----------
HONG KONG (1.0%):
Airlines (0.1%):
     248    Cathay Pacific Airways..............         460
                                                  ----------
Automotive (0.0%):
     250    Tan Chong International Ltd. .......          34
                                                  ----------
Banking (0.1%):
      67    Bank of East Asia Ltd. .............         156
      88    Hang Seng Bank Ltd. ................         836
                                                  ----------
                                                         992
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
 Broadcasting & Publishing (0.1%):
      75    Television Broadcasts Ltd. .........  $      500
                                                  ----------
Business Service (0.0%):
      30    Wharf Holdings......................          54
                                                  ----------
Computer Software (0.1%):
     185    Pacific Century Cyberworks Ltd.
              (b)...............................         365
     143    Sunevision Holdings Ltd. (b)........         115
                                                  ----------
                                                         480
                                                  ----------
Conglomerates (0.0%):
      45    Swire Pacific Ltd., Class A.........         263
                                                  ----------
Distribution (0.0%):
      34    Li & Fung Ltd. .....................         170
                                                  ----------
Electric Utility (0.1%):
     169    CLP Holdings Ltd. ..................         785
                                                  ----------
Electrical Equipment (0.1%):
      57    Johnson Electric Holdings...........         535
                                                  ----------
Gas Utility (0.1%):
     487    Hong Kong & China Gas Co., Ltd. ....         547
                                                  ----------
Industrial Holding Company (0.2%):
     210    Hutchison Whampoa Ltd. .............       2,642
                                                  ----------
Real Estate (0.1%):
      21    Hysan Development Co., Ltd. ........          22
      18    Shangri-La Asia Ltd. ...............          21
     101    Sino Land Co. ......................          36
      62    Sun Hung Kai Properties Ltd. .......         445
                                                  ----------
                                                         524
                                                  ----------
Telecommunications (0.0%):
     585    Hong Kong Telecommunications
              Ltd. .............................       1,286
                                                  ----------
                                                       9,272
                                                  ----------
HUNGARY (0.4%):
Banking (0.1%):
      11    OTP Bank Rt.........................         565
                                                  ----------
Drugs (0.0%):
       8    Gedeon Richter Rt...................         412
                                                  ----------
Hotels & Lodging (0.0%):
       4    Danubius Hotel and Spa Rt...........          74
                                                  ----------
Oil & Gas (0.0%):
      22    Mol Magyar Olaj-Es Gazipari Rt......         310
                                                  ----------
Telecommunications (0.3%):
     270    Matav Rt............................       1,888
                                                  ----------
                                                       3,249
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
INDIA (0.5%):
Aluminum (0.1%):
      17    Hindalco Industries Ltd. GDR........  $      338
      23    Indian Aluminum Co., Ltd. GDR.......          72
                                                  ----------
                                                         410
                                                  ----------
Automotive (0.0%):
       8    Mahindra & Mahindra Ltd. GDR (b)....          36
      16    Tata Engineering & Locomotive Co.,
              Ltd. GDR..........................          44
                                                  ----------
                                                          80
                                                  ----------
Building Products (0.0%):
      53    Gujarat Ambuja Cements Ltd. GDR.....         230
                                                  ----------
Chemicals (0.0%):
      10    Indian Petrochemicals Corp.,
              Ltd. GDR..........................          40
      95    Indo Gulf Fertilizers and Chemicals
              Corp., Ltd. GDR (b)...............         100
      25    United Phosphorus Ltd. GDR..........          36
                                                  ----------
                                                         176
                                                  ----------
Diversified (0.0%):
      17    ITC Ltd. GDR........................         333
                                                  ----------
Hotels & Lodging (0.0%):
      14    East India Hotels Ltd. GDR..........          40
      19    Indian Hotels Co., Ltd. GDR.........         104
                                                  ----------
                                                         144
                                                  ----------
Manufacturing -- Capital Goods (0.1%):
       3    Ashok Leyland Ltd. GDR..............          11
      56    India Cements Ltd. GDR..............          54
      28    Larsen & Toubro Ltd. GDR............         311
                                                  ----------
                                                         376
                                                  ----------
Metals & Mining (0.0%):
      20    Steel Authority of India Ltd. GDR
              (b)...............................          51
                                                  ----------
Pharmaceuticals (0.0%):
      20    Ranbaxy Laboratories Ltd. GDR.......         328
                                                  ----------
Textile Products (0.3%):
      74    Arvind Mills Ltd. GDR (b)...........          22
      22    Bombay Dye & Manufacturing
              Co. GDR...........................          49
      89    Century Textile & Industries
              Ltd. GDR..........................          96
      12    Grasim Industries Ltd. GDR..........          74
      30    Grasim Industries Ltd. GDR..........         258
      41    Indian Rayon & Industries Ltd.
              GDR (b)...........................          62

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
India, continued:
Textile Products, continued:
       8    Raymond Ltd. GDR....................  $       28
      61    Reliance Industries Ltd. GDR........       1,274
                                                  ----------
                                                       1,863
                                                  ----------
Transportation (0.0%):
      21    Bajaj Auto Ltd. GDR.................         189
                                                  ----------
Transportation & Shipping (0.0%):
      19    Great Eastern Shipping Co. GDR......          31
                                                  ----------
                                                       4,211
                                                  ----------
IRELAND (0.3%):
Airlines (0.0%):
      38    Ryanair Holdings PLC (b)............         280
                                                  ----------
Banking & Finance (0.2%):
     122    Allied Irish Banks PLC..............       1,092
                                                  ----------
Beverages & Tobacco (0.0%):
      77    James Crean PLC (b).................          20
      77    Oakhill Group.......................          25
                                                  ----------
                                                          45
                                                  ----------
Construction (0.1%):
      47    CRH PLC.............................         860
                                                  ----------
Diversified (0.0%):
       5    DCC PLC.............................          45
                                                  ----------
Financial Services (0.0%):
      38    Irish Permanent PLC.................         326
                                                  ----------
Hotels & Lodging (0.0%):
       1    Jurys Hotel Group PLC...............           7
                                                  ----------
Industrial Goods & Services (0.0%):
     105    Smufit (Jefferson) Group............         181
                                                  ----------
Media (0.0%):
      67    Independent Newspapers PLC..........         244
                                                  ----------
                                                       3,080
                                                  ----------
ISRAEL (0.7%):
Banking (0.1%):
     229    Bank Hapoalim Ltd. .................         663
      80    First International Bank of Israel,
              Class 1 (b).......................         117
      20    First International Bank of Israel,
              Class 5 (b).......................         146
                                                  ----------
                                                         926
                                                  ----------
Chemicals (0.0%):
     278    Israel Chemicals Ltd. ..............         340
                                                  ----------
Computer Hardware (0.0%):
       8    Scitex Corp., Ltd. (b)..............          86
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Israel, continued:
Computer Software (0.1%):
       5    Check Point Software Technologies
              Ltd. (b)..........................  $    1,059
                                                  ----------
Construction (0.0%):
      49    Industrial Buildings Corp. .........          72
                                                  ----------
Diversified (0.1%):
       7    IDB Holding Corp., Ltd. (b).........         258
       1    Israel Corp., Ltd. .................         203
                                                  ----------
                                                         461
                                                  ----------
Food Products & Services (0.0%):
      22    Osem Investment Ltd. ...............         151
      11    Super-Sol Ltd. ADR..................         196
                                                  ----------
                                                         347
                                                  ----------
Insurance (0.0%):
       9    Clal Insurance Enterprise
              Holdings (b)......................         152
                                                  ----------
Investment Company (0.0%):
      94    Makhteshim Agan Industries (b)......         211
                                                  ----------
Materials (0.0%):
       0    Israel Petrochemical Enterprises
              (c)...............................           2
                                                  ----------
Paper Products (0.0%):
       2    American Israeli Paper Mills........         123
                                                  ----------
Pharmaceuticals (0.2%):
       1    Agis Industries Ltd. (b)............           6
      21    Teva Pharmaceutical ADR.............       1,186
                                                  ----------
                                                       1,192
                                                  ----------
Real Estate (0.0%):
       0    Africa-Israel Investments Ltd.
              (b)(c)............................          44
       1    Property & Building Corp., Ltd. ....          88
                                                  ----------
                                                         132
                                                  ----------
Telecommunications (0.1%):
     113    Bezeq Israeli Telecom Co. ..........         630
       6    Koor Industries ADR.................         130
                                                  ----------
                                                         760
                                                  ----------
Telecommunications-Equipment (0.1%):
      13    ECI Telecommunications..............         476
       3    Gilat Satellite Networks Ltd. ......         208
                                                  ----------
                                                         684
                                                  ----------
                                                       6,547
                                                  ----------
ITALY (8.2%):
Agriculture (0.0%):
     221    Parmalat Finanziaria SpA............         313
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Italy, continued:
 Airlines (0.1%):
     230    Alitalia SpA........................  $      476
                                                  ----------
Auto Parts (0.0%):
      66    Magneti Marelli SpA.................         346
                                                  ----------
Automotive (0.2%):
      60    Fiat SpA............................       1,558
      18    Fiat SpA (Non-convertible)..........         251
                                                  ----------
                                                       1,809
                                                  ----------
Banking (1.4%):
     307    Banca Commerciale Italiana SpA......       1,725
     150    Banca Intesa SpA RNC................         357
      50    Banca Popolare di Milano............         364
     225    Bancario San Paolo di Torino........       4,007
     441    Banco Ambrosiano Veneto SpA.........       1,984
     855    Credito Italiano SpA................       4,104
                                                  ----------
                                                      12,541
                                                  ----------
Broadcasting & Publishing (0.4%):
     207    Mediaset SpA........................       3,176
                                                  ----------
Building Products (0.0%):
      10    Cementir SpA........................          16
      32    Italcementi SpA.....................         300
      13    Italcementi SpA RNC.................          44
                                                  ----------
                                                         360
                                                  ----------
Chemicals (0.2%):
     626    Montedison SpA......................       1,137
     224    Montedison SpA RNC..................         235
     120    Snia MPD SpA........................         120
                                                  ----------
                                                       1,492
                                                  ----------
Closed End Funds (0.2%):
      79    Ishares MSCI Italy Index Fund.......       2,050
                                                  ----------
Engineering (0.0%):
     125    Impregilo SpA.......................          71
                                                  ----------
Financial Services (0.2%):
     225    Beni Stabili SpA....................         121
     126    Mediobanca SpA......................       1,301
                                                  ----------
                                                       1,422
                                                  ----------
Gas & Electric Utility (0.3%):
      92    Edison SpA..........................         871
     375    Enel SpA............................       1,668
     101    Italgas SpA.........................         449
                                                  ----------
                                                       2,988
                                                  ----------
Insurance (0.8%):
     166    Assicurazioni Generali SpA..........       5,712
      92    Riuniune Adriatici de Sicurta SpA...       1,016

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Italy, continued:
Insurance, continued:
      53    Riuniune Adriatici de Sicurta SpA
              RNC...............................  $      417
      12    Societa Assicuratrice Industriale
              SpA...............................         212
      10    Societa Assicuratrice Industriale
              SpA RNC...........................          80
                                                  ----------
                                                       7,437
                                                  ----------
Jewelry (0.1%):
      44    Bulgari SpA.........................         585
                                                  ----------
Office Equipment & Services (0.3%):
     771    Olivetti SpA (b)....................       2,816
                                                  ----------
Oil & Gas (1.2%):
   1,889    Ente Nazionale Idrocarburi (ENI)
              SpA...............................      10,953
                                                  ----------
Printing & Publishing (0.1%):
      25    Mandadori...........................         566
                                                  ----------
Retail (0.0%):
      37    La Rinascente SpA...................         208
                                                  ----------
Telecommunications (2.5%):
      22    Immsi SpA (b).......................          31
      22    Sirti SpA...........................          36
   1,082    Telecom Italia Mobile SpA di Risp
              (Non-convertible).................      11,102
     673    Telecom Italia Mobile SpA RNC.......       9,286
     239    Telecom Italia SpA..................       1,207
     143    Telecom Italia SpA RNC..............         952
                                                  ----------
                                                      22,614
                                                  ----------
Textile Products (0.1%):
     308    Benetton Group SpA..................         647
      13    Marzotto (Gaetano) & Figli SpA......         107
                                                  ----------
                                                         754
                                                  ----------
Tire & Rubber (0.1%):
     283    Pirelli SpA.........................         748
                                                  ----------
                                                      73,725
                                                  ----------
JAPAN (30.9%):
Airlines (0.1%):
     218    Japan Airlines Co., Ltd. ...........         830
                                                  ----------
Appliances & Household Products (2.2%):
     199    Matsushita Electric Industrial
              Co., Ltd. ........................       5,172
      19    Pioneer Electronic Corp. ...........         742
     229    Sanyo Electric Co., Ltd. ...........       2,065

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
Appliances & Household Products, continued:
     129    Sharp Corp. ........................  $    2,286
     100    Sony Corp. .........................       9,357
                                                  ----------
                                                      19,622
                                                  ----------
Automotive (2.7%):
       5    Autobacs Seven Co., Ltd. ...........         180
      88    Honda Motor Co., Ltd. ..............       3,003
     225    Nissan Motor Co., Ltd. (b)..........       1,329
      22    Sanden Corp. .......................         171
     413    Toyota Motor Corp. .................      18,855
                                                  ----------
                                                      23,538
                                                  ----------
Banking (2.3%):
      54    77th Bank Ltd. .....................         433
     479    Asahi Bank Ltd. ....................       2,019
     118    Ashikaga Bank Ltd. (b)..............         245
     512    Bank of Tokyo -- Mitsubishi Ltd. ...       6,194
      91    Bank of Yokohama Ltd. ..............         409
     328    Fuji Bank Ltd. .....................       2,499
      81    Gunma Bank Ltd. ....................         419
     116    Hokuriku Bank Ltd. (b)..............         270
     118    Industrial Bank of Japan Ltd. ......         897
     132    Joyo Bank Ltd. .....................         509
      76    Mitsubishi Trust & Banking Corp. ...         591
     927    Sakura Bank Ltd. ...................       6,423
                                                  ----------
                                                      20,908
                                                  ----------
Basic Industry (0.0%):
      69    Sekisui Chemical Co., Ltd. .........         266
                                                  ----------
Beverages & Tobacco (0.3%):
      79    Asahi Breweries Ltd. ...............         948
     109    Kirin Brewery Co., Ltd. ............       1,365
      36    Sapporo Breweries Ltd. .............         147
      25    Takara Shuzo Co., Ltd. .............         625
                                                  ----------
                                                       3,085
                                                  ----------
Broadcasting & Publishing (0.1%):
      21    Tokyo Broadcasting System, Inc. ....         909
                                                  ----------
Building Products (0.1%):
     113    Chichibu Onoda Cement Co. ..........         237
       8    Dianippon Screen Manufacturing Co.,
              Ltd. (b)..........................          76
      35    Sanwa Shutter Corp. ................         114
      28    Tostem Corp. .......................         458
                                                  ----------
                                                         885
                                                  ----------
Chemicals (1.8%):
     166    Asahi Chemical Industry Co.,
              Ltd. .............................       1,177
      53    Daicel Chemical Industries Ltd. ....         171

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
Chemicals, continued:
     103    Dainippon Ink & Chemicals, Inc. ....  $      486
      56    Denki Kagaku Kogyo Kabushiki
              Kaisha............................         249
      59    Ishihara Sangyo Kaisha Ltd. (b).....          99
      43    Kaneka Corp. .......................         475
      40    Konica Corp. .......................         340
      36    Kureha Chemical Industry Co.,
              Ltd. .............................         108
     232    Mitsubishi Chemical Corp. ..........         954
      68    Mitsubishi Gas Chemical Co.,
              Inc. .............................         228
      24    Nippon Shokubai K.K. Co. ...........         153
      17    NOF Corp. ..........................          50
      46    Shin-Etsu Chemical Co. .............       2,359
     133    Showa Denko K.K. (b)................         196
     192    Sumitomo Chemical Co. ..............       1,158
     102    Takeda Chemical Industries Ltd. ....       6,711
     171    Toray Industries, Inc. .............         695
      77    Tosoh Corp. ........................         389
     116    Ube Industries Ltd. ................         364
                                                  ----------
                                                      16,362
                                                  ----------
Closed End Funds (0.5%):
     288    Ishares MSCI Japan Index Fund.......       4,377
                                                  ----------
Commercial Services (0.1%):
       6    Benesse Corp. ......................         417
       8    Oyo Corp. ..........................         112
                                                  ----------
                                                         529
                                                  ----------
Computer Software (0.5%):
      10    CSK Corp. ..........................         298
      17    Konami Co., Ltd. ...................       1,064
      26    Softbank Corp. .....................       3,538
                                                  ----------
                                                       4,900
                                                  ----------
Construction (0.2%):
      64    Daiwa House Industry Co., Ltd. .....         468
     103    Kumagai Gumi Co., Ltd. (b)..........          62
      38    Okumura Corp. ......................         138
      72    Penta-Ocean Construction Co.,
              Ltd. .............................         110
      85    Sekisui House Ltd. .................         788
      97    Shimizu Corp. ......................         278
                                                  ----------
                                                       1,844
                                                  ----------
Consumer Goods & Services (0.2%):
      67    Nippon Sheet Glass Co., Ltd. .......         934
      16    Shimano, Inc. ......................         386
      14    Tokyo Style Co., Ltd. ..............         132
      48    Toto Ltd. ..........................         365
                                                  ----------
                                                       1,817
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
 Cosmetics/Personal Care (0.1%):
      48    Shisiedo Co., Ltd. .................  $      744
                                                  ----------
Data Processing & Reproduction (0.8%):
     205    Fujitsu Ltd. .......................       7,111
       3    Trans Cosmos, Inc. .................         497
                                                  ----------
                                                       7,608
                                                  ----------
Distribution (0.1%):
     171    Itochu Corp. (b)....................         865
                                                  ----------
Diversified (0.1%):
      21    Amano Corp. ........................         235
       8    Sanrio Co., Ltd. ...................         214
      18    Yamaha Corp. .......................         197
                                                  ----------
                                                         646
                                                  ----------
Electrical & Electronic (1.3%):
      44    Casio Computer Co., Ltd. ...........         495
      19    Kyocera Corp. ......................       3,197
     251    Mitsubishi Electric Corp. ..........       2,723
      38    Nikon Corp. ........................       1,412
      31    Omron Corp. ........................         844
      12    Rohm Co., Ltd. .....................       3,515
                                                  ----------
                                                      12,186
                                                  ----------
Electrical Equipment (0.3%):
      19    Alps Electric Co., Ltd. ............         354
       8    SMC Corp. ..........................       1,451
      10    Taiyo Yuden Co., Ltd. ..............         628
                                                  ----------
                                                       2,433
                                                  ----------
Electronic Components/Instruments (2.2%):
      10    Adventest Corp. ....................       2,302
      24    Fanuc Co., Ltd. ....................       2,407
       4    Hirose Electric Co., Ltd. ..........         577
     379    Hitachi Ltd. .......................       5,481
     183    NEC Corp. ..........................       5,760
     290    Toshiba Corp. ......................       3,281
      18    Yokogawa Electric Corp. ............         180
                                                  ----------
                                                      19,988
                                                  ----------
Electronics (0.1%):
      18    Nitto Denko Corp. ..................         696
                                                  ----------
Energy (0.1%):
     129    Japan Energy Corp. (b)..............         139
     196    Nippon Oil Co. .....................         900
                                                  ----------
                                                       1,039
                                                  ----------
Engineering (0.2%):
      20    Daito Trust Construction Co.,
              Ltd. .............................         337
      78    Fujita Corp. (b)....................          38

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
Engineering, continued:
      32    JGC Corp. ..........................  $      129
     118    Kajima Corp. .......................         378
     177    Kawasaki Heavy Industries Ltd.
              (b)...............................         271
      45    Kinden Corp. .......................         283
      12    Maeda Road Construction.............          56
      39    Nishimatsu Construction.............         154
      81    Obayashi Corp. .....................         359
      23    Toa Corp. ..........................          29
                                                  ----------
                                                       2,034
                                                  ----------
Entertainment (0.2%):
       7    Nintendo Co., Ltd. .................       1,295
      29    Toei Co., Ltd. .....................         212
       2    Toho Co. ...........................         393
      27    Tokyo Dome Corp. (b)................         123
      64    Tokyotokeiba Co., Ltd. .............          82
                                                  ----------
                                                       2,105
                                                  ----------
Financial Services (1.4%):
      18    Acom Co., Ltd. .....................       1,501
     152    Daiwa Securities Co., Ltd. .........       2,011
      36    Jaccs Co., Ltd. ....................         115
      73    Nippon Shinpan Co., Ltd. ...........         179
     208    Nomura Securities Co., Ltd. ........       5,101
      65    Orient Corp. (b)....................         367
      10    Orix Corp. .........................       1,464
      14    Promise Co., Ltd. ..................       1,109
      10    Takefuji Corp. .....................       1,211
                                                  ----------
                                                      13,058
                                                  ----------
Food & Household Products (0.5%):
      70    Ajinomoto Co., Inc. ................         900
      75    Kao Corp. ..........................       2,297
      42    Nippon Meat Packers, Inc. ..........         615
      14    Nissin Food Products Co., Ltd. .....         357
                                                  ----------
                                                       4,169
                                                  ----------
Food Products & Services (0.2%):
      59    Daiei, Inc. (b).....................         222
      15    House Foods Corp. ..................         233
      24    Kikkoman Corp. .....................         185
      42    Meiji Milk Products Co., Ltd. ......         226
      49    Nichirei Corp. .....................         209
      28    Nippon Suisan Kaisha Ltd. ..........          51
      41    Snow Brand Milk Products Co.,
              Ltd. .............................         221
      27    Yamazaki Baking Co., Ltd. ..........         266
                                                  ----------
                                                       1,613
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
 Forest Products (0.2%):
      34    Mitsubishi Paper Mills Ltd. ........  $       79
      92    Nippon Paper Industries Co.,
              Ltd. .............................         630
     106    Oji Paper Co., Ltd. ................         733
      26    Sumitomo Forestry Co., Ltd. ........         175
                                                  ----------
                                                       1,617
                                                  ----------
Gas & Electric Utility (0.9%):
     120    Kansai Electric Power Co., Inc. ....       2,144
     290    Osaka Gas Co., Ltd. ................         836
      90    Tohoku Electric Power Co., Inc. ....       1,222
     139    Tokyo Electric Power Co., Inc. .....       3,390
     340    Tokyo Gas Co., Ltd. ................         958
                                                  ----------
                                                       8,550
                                                  ----------
Health & Personal Care (0.5%):
      28    Chugai Pharmaceutical Co., Ltd. ....         531
      49    Kyowa Hakko Kogyo Co., Ltd. ........         480
      55    Sankyo Co., Ltd. ...................       1,245
      40    Yamanouchi Pharmaceutical Co.,
              Ltd. .............................       2,189
                                                  ----------
                                                       4,445
                                                  ----------
Industrial Goods & Services (0.8%):
      95    Bridgestone Corp. ..................       2,016
     101    Denso Corp. ........................       2,462
      39    Inax Corp. .........................         241
      90    Mitsui Engineering & Shipbuilding
              Co., Ltd. (b).....................          86
      48    NGK Insulators Ltd. ................         596
      31    NGK Spark Plug Co., Ltd. ...........         481
      85    Sumitomo Electric Industries
              Ltd. .............................       1,461
                                                  ----------
                                                       7,343
                                                  ----------
Insurance (0.3%):
      92    Mitsui Marine & Fire Insurance
              Co., Ltd. ........................         443
       1    Nichido Fire & Marine Insurance
              Co., Ltd. ........................           4
      83    Sumitomo Marine & Fire Insurance
              Co., Ltd. ........................         484
     175    Tokio Marine & Fire Insurance
              Co., Ltd. ........................       2,025
                                                  ----------
                                                       2,956
                                                  ----------
Jewelry (0.2%):
      34    Citizen Watch Co., Ltd. ............         329
      12    Hoya Corp. .........................       1,078
                                                  ----------
                                                       1,407
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
Leasing (0.1%):
      26    Daiwa Kosho Lease Co., Ltd. ........  $       86
      50    Yamato Transport Co., Ltd. .........       1,245
                                                  ----------
                                                       1,331
                                                  ----------
Leisure (0.0%):
       8    Namco Ltd. .........................         285
                                                  ----------
Machinery & Equipment (1.2%):
      38    Amada Co., Ltd. ....................         323
      30    Brother Industries Ltd. ............          86
      20    Daifuku Co., Ltd. ..................         222
      35    Daikin Industries Ltd. .............         815
      37    Ebara Corp. ........................         503
     116    Komatsu Ltd. .......................         818
      10    Komori Corp. .......................         175
      29    Koyo Seiko Co., Ltd. ...............         252
     160    Kubota Corp. .......................         582
      18    Kurita Water Industries Ltd. .......         397
       9    Makino Milling Machine Co., Ltd. ...          88
      44    Minebea Co., Ltd. ..................         553
     396    Mitsubishi Heavy Industries Ltd. ...       1,759
      14    Mori Seiki Co., Ltd. ...............         217
      69    NSK Ltd. ...........................         607
      63    NTN Corp. ..........................         270
      18    Okuma Corp. ........................          79
      79    Sumitomo Heavy Industries Ltd. .....         265
      14    Takuma Co., Ltd. ...................         125
      19    Tokyo Electron Ltd. ................       2,567
      26    Tsubakimoto Chain Co. ..............         133
                                                  ----------
                                                      10,836
                                                  ----------
Manufacturing -- Capital Goods (0.5%):
      48    Fujikura Ltd. ......................         320
      18    Kokuyo Co., Ltd. ...................         296
      17    Makita Corp. .......................         162
      25    Murata Manufacturing Co., Ltd. .....       3,596
      39    Nippon Sharyo Ltd. .................          82
      19    Noritake Co., Ltd. .................         106
      15    Takara Standard Co., Ltd. ..........          66
                                                  ----------
                                                       4,628
                                                  ----------
Manufacturing -- Consumer Goods (0.8%):
      95    Canon, Inc. ........................       4,741
      57    Fuji Photo Film Co., Ltd. ..........       2,338
      12    Sega Enterprises Ltd. (b)...........         191
                                                  ----------
                                                       7,270
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
 Materials (0.2%):
     135    Asahi Glass Co., Ltd. ..............  $    1,512
      59    Sumitomo Osaka Cement Co., Ltd. ....         350
                                                  ----------
                                                       1,862
                                                  ----------
Medical Supplies (0.0%):
      24    Olympus Optical Co., Ltd. ..........         431
                                                  ----------
Merchandising (0.4%):
      36    ITO-Yokado Co., Ltd. ...............       2,170
      37    JUSCO Co., Ltd. ....................         703
      41    Marui Co., Ltd. ....................         787
                                                  ----------
                                                       3,660
                                                  ----------
Metals & Mining (0.3%):
      82    Furukawa Electric Co., Ltd. ........       1,717
     141    Hitachi Zosen Corp. (b).............         128
      51    Japan Steel Works Ltd. (b)..........          69
      86    Mitsubishi Materials Corp. .........         353
      32    Mitsui Mining & Smelting Co.,
              Ltd. .............................         243
      37    Sumitomo Metal Mining Co., Ltd. ....         175
                                                  ----------
                                                       2,685
                                                  ----------
Office Equipment & Services (0.2%):
      98    Dai Nippon Printing Co., Ltd. ......       1,731
                                                  ----------
Oil & Gas Exploration, Production & Services (0.0%):
      11    Arabian Oil Co., Ltd. (b)...........          37
      76    Teikoku Oil Co., Ltd. ..............         247
                                                  ----------
                                                         284
                                                  ----------
Packaging (0.1%):
      26    Toyo Seikan Kaisha Ltd. ............         485
                                                  ----------
Paper Products (0.1%):
       9    Uni-Charm Corp. ....................         516
                                                  ----------
Pharmaceuticals (0.5%):
      34    Dai-Ichi Pharmaceuticals............         864
      36    Eisai Co., Ltd. ....................       1,157
      40    Meiji Seika Kaisha Ltd. ............         265
      27    Shionogi & Co., Ltd. ...............         514
      44    Taisho Pharmaceutical Co. ..........       1,581
                                                  ----------
                                                       4,381
                                                  ----------
Real Estate (0.3%):
     140    Mitsubishi Estate Co., Ltd. ........       1,651
      87    Mitsui Fudosan Co., Ltd. ...........         946
      32    Tokyo Tatemono Co., Ltd. ...........          68
                                                  ----------
                                                       2,665
                                                  ----------
Restaurants (0.1%):
      13    Skylark Co., Ltd. ..................         515
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
Retail (0.3%):
       9    Aoyama Trading Co., Ltd. ...........  $      130
      24    Credit Saison Co., Ltd. ............         557
      37    Daimura, Inc. ......................         130
      30    Hankyu Department Stores, Inc. .....         160
      25    Isetan Co., Ltd. ...................         307
      59    Mitsukoshi Ltd. (b).................         262
      44    Mycal Corp. ........................         151
      15    Seiyu Ltd. (b)......................          64
       7    Shimachu Co., Ltd. .................         142
      39    Takashimaya Co., Ltd. ..............         364
      22    UNY Co., Ltd. ......................         305
                                                  ----------
                                                       2,572
                                                  ----------
Services (0.3%):
      30    Secom Co., Ltd. ....................       2,198
      91    Toppan Printing Co., Ltd. ..........         965
                                                  ----------
                                                       3,163
                                                  ----------
Steel (0.2%):
     364    Kawasaki Steel Corp. ...............         523
     777    Nippon Steel Corp. .................       1,638
                                                  ----------
                                                       2,161
                                                  ----------
Storage (0.0%):
      30    Mitsubishi Logistics Corp. .........         272
      39    Mitsui-Soko Co., Ltd. ..............          85
                                                  ----------
                                                         357
                                                  ----------
Telecommunications (2.1%):
      19    Nippon Comsys Corp. ................         405
       1    Nippon Telegraph & Telephone
              Corp. ............................      18,258
                                                  ----------
                                                      18,663
                                                  ----------
Textile Products (0.3%):
      31    Gunze Ltd. .........................         121
      91    Kanebo Ltd. (b).....................         282
      46    Kuraray Co., Ltd. ..................         529
     101    Mitsubishi Rayon Co., Ltd. .........         308
      42    Nisshinbo Industries, Inc. .........         222
      22    Onward Kashiyama Co., Ltd. .........         299
     118    Teijin Ltd. ........................         577
     118    Toyobo Ltd. ........................         233
      18    Wacoal Corp. .......................         184
                                                  ----------
                                                       2,755
                                                  ----------
Transportation & Shipping (0.4%):
       0    East Japan Railway Co. (c)..........       2,526
      31    Kamigumi Co., Ltd. .................         164
      61    Kawasaki Kisen Kaisha Ltd. .........         123

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Japan, continued:
Transportation & Shipping, continued:
     135    Nippon Yusen Kabushiki Kaisha.......  $      651
      17    Seino Transportation Co., Ltd. .....          86
                                                  ----------
                                                       3,550
                                                  ----------
Transportation -- Road & Railroad (0.3%):
      95    Keihin Electric Express Railway
              Co., Ltd. ........................         358
     154    Kinki Nippon Railway Co., Ltd. .....         627
     123    Nippon Express Co., Ltd. ...........         757
       0    Odakyu Electric Railway Co., Ltd.
              (c)...............................           0
     116    Tobu Railway Co., Ltd. .............         332
     131    Tokyu Corp. ........................         649
                                                  ----------
                                                       2,723
                                                  ----------
Wholesale & International Trade (0.6%):
     165    Marubeni Corp. (b)..................         569
     179    Mitsubishi Corp. ...................       1,623
     182    Mitsui & Co., Ltd. .................       1,393
     125    Sumitomo Corp. .....................       1,410
                                                  ----------
                                                       4,995
                                                  ----------
                                                     279,878
                                                  ----------
KOREA (0.1%):
Closed End Funds (0.1%):
      52    Ishares MSCI South Korea (b)........       1,092
                                                  ----------
MEXICO (0.7%):
Beverages & Tobacco (0.1%):
      11    Compania Cervezas Unidas SA ADR.....         259
      33    Grupo Continental SA................          36
     160    Grupo Modelo SA, Series C...........         359
                                                  ----------
                                                         654
                                                  ----------
Brewery (0.0%):
      40    Fomento Economico Mexicano
              SA (b)............................         172
                                                  ----------
Building Products (0.0%):
      13    Apasco SA de CV.....................          75
      23    Cemex SA de CV, Series CPO..........         105
                                                  ----------
                                                         180
                                                  ----------
Diversified (0.0%):
      32    ALFA SA de CV, Class A..............          74
      65    Desc SA de CV, Series B.............          41
      40    Grupo Carso SA de CV,
              Series A-1 (b)....................         138
                                                  ----------
                                                         253
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Mexico, continued:
Engineering (0.0%):
      60    Empresas ICA Sociedad Controladora
              SA de CV (b)......................  $       17
                                                  ----------
Financial Services (0.1%):
      76    Grupo Financiero Banamex Accival SA
              de CV, Class B (b)................         325
     240    Grupo Financiero Bancomer SA de CV,
              Class O (b).......................         122
      33    Grupo Financiero Inbursa SA de CV,
              Class B (b).......................         134
                                                  ----------
                                                         581
                                                  ----------
Food & Household Products (0.0%):
      85    Kimberly-Clark de Mexico SA de CV,
              Class A...........................         240
                                                  ----------
Food Products & Services (0.0%):
      22    Empresas La Moderna SA de CV (b)....         106
                                                  ----------
Industrial Goods & Services (0.0%):
      85    Grupo Industrial Bimbo SA de CV,
              Series A..........................         135
                                                  ----------
Merchandising (0.1%):
     124    Cifra SA de CV, Series C (b)........         285
     209    Cifra SA de CV, Series V (b)........         491
                                                  ----------
                                                         776
                                                  ----------
Metals & Mining (0.0%):
      33    Grupo Mexico SA, Series B (b).......          92
      32    Industrias Penoles SA, Series CP....          54
                                                  ----------
                                                         146
                                                  ----------
Retail -- General Merchandise (0.0%):
      39    Controladora Comercial Mexicana SA
              de CV -- UB (b)...................          34
      25    Controladora Comercial Mexicana SA
              de CV -- UBC (b)..................          23
                                                  ----------
                                                          57
                                                  ----------
Retail -- Stores/Catalog (0.0%):
      35    Grupo Elektra SA de CV..............          35
                                                  ----------
Telecommunications (0.4%):
     160    Grupo Televisa SA, Series CPO (b)...         548
     166    Telefonos de Mexico SA, Series A....         472
     658    Telefonos de Mexico SA, Series L....       1,864
                                                  ----------
                                                       2,884
                                                  ----------
Transportation -- Shipping (0.0%):
      30    Vitro SA............................          33
                                                  ----------
                                                       6,269
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
 NETHERLANDS (2.5%):
Appliances & Household Products (0.3%):
      59    Koninklijke (Royal) Philips
              Electronics NV....................  $    2,807
                                                  ----------
Banking (0.2%):
      62    ABN AMRO Holding NV.................       1,528
                                                  ----------
Beverages & Tobacco (0.1%):
      14    Heineken NV.........................         833
                                                  ----------
Broadcasting & Publishing (0.0%):
      37    Elsevier NV.........................         444
                                                  ----------
Chemicals (0.1%):
      15    Akzo Nobel NV.......................         623
                                                  ----------
Computer Software (0.1%):
      20    ASM Lithography Holding NV (b)......         863
                                                  ----------
Energy (0.7%):
      90    Royal Dutch Petroleum Co. ..........       5,602
                                                  ----------
Financial Services (0.3%):
      41    ING Groep NV........................       2,808
                                                  ----------
Food Products & Services (0.2%):
      33    Koninklijke Ahold NV................         969
      27    Unilever CVA........................       1,246
                                                  ----------
                                                       2,215
                                                  ----------
Insurance (0.2%):
      45    Aegon NV............................       1,607
                                                  ----------
Printing & Publishing (0.0%):
      16    Wolters Kluwer CVA..................         439
                                                  ----------
Services (0.3%):
      40    Koninklijke KPN NV..................       1,801
      20    TNT Post Groep NV...................         542
                                                  ----------
                                                       2,343
                                                  ----------
Steel (0.0%):
      20    Corus Group PLC (b).................          30
                                                  ----------
Transportation (0.0%):
       2    KLM Royal Dutch Airlines............          65
                                                  ----------
                                                      22,207
                                                  ----------
NEW ZEALAND (0.3%):
Appliances & Household Products (0.0%):
      78    Fisher & Paykel Industries Ltd. ....         244
                                                  ----------
Beverages & Tobacco (0.0%):
     125    Lion Nathan Ltd. ...................         280
                                                  ----------
Building Products (0.0%):
      93    Fletcher Challenge Building.........          99
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
New Zealand, continued:
Financial Services (0.0%):
     591    Brierley Investments Ltd. ..........  $       92
                                                  ----------
Forest Products (0.1%):
     268    Carter Holt Harvey Ltd. ............         234
     136    Fletcher Challenge Forestry (b).....          49
     125    Fletcher Challenge Paper............         143
                                                  ----------
                                                         426
                                                  ----------
Oil & Gas (0.0%):
      75    Fletcher Challenge Energy...........         246
                                                  ----------
Telecommunications (0.2%):
     364    Telecom Corp. of New Zealand
              Ltd. .............................       1,279
                                                  ----------
                                                       2,666
                                                  ----------
NORWAY (0.6%):
Airlines (0.0%):
      17    SAS Norge ASA, Class B..............         143
                                                  ----------
Banking (0.1%):
     117    Den Norske Bank ASA.................         486
                                                  ----------
Computer Software (0.0%):
      25    Merkantildata ASA (b)...............         127
                                                  ----------
Engineering (0.0%):
      12    Kvaerner ASA, Class A (b)...........         123
       6    Kvaerner ASA, Class B (b)...........          55
                                                  ----------
                                                         178
                                                  ----------
Environmental Services (0.0%):
      13    Tomra Systems ASA...................         351
                                                  ----------
Forest Products (0.0%):
       6    Norske Skogsindustrier ASA..........         148
                                                  ----------
Insurance (0.0%):
      54    Storebrand ASA......................         391
                                                  ----------
Manufacturing -- Consumer Goods (0.1%):
      31    Orkla ASA, Series A.................         593
                                                  ----------
Medical Equipment & Supplies (0.0%):
      11    Hafslund ASA, Class A...............          51
      43    Hafslund ASA, Class B...............         142
                                                  ----------
                                                         193
                                                  ----------
Metals & Mining (0.0%):
      15    Elkem ASA...........................         275
                                                  ----------
Oil & Gas (0.1%):
      18    Petroleum Geo-Services ASA (b)......         311
       7    Smedvig ASA, Class A................         118
       6    Smedvig ASA, Class B................         100
                                                  ----------
                                                         529
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Norway, continued:
 Oil & Gas Exploration, Production & Services (0.3%):
      43    Norsk Hydro ASA.....................  $    1,813
                                                  ----------
Printing & Publishing (0.0%):
      11    Schibsted ASA.......................         208
                                                  ----------
Transportation & Shipping (0.0%):
      17    Leif Hoegh & Co., ASA (b)...........         161
                                                  ----------
                                                       5,596
                                                  ----------
PHILIPPINES (0.3%):
Banking (0.0%):
      33    Security Bank Corp. (b).............          21
      35    Union Bank Philippines (b)..........          23
                                                  ----------
                                                          44
                                                  ----------
Banking & Finance (0.1%):
      89    Metropolitan Bank & Trust Co. ......         415
      55    Philippine National Bank (b)........          72
                                                  ----------
                                                         487
                                                  ----------
Beverages & Tobacco (0.0%):
     199    San Miguel Corp., Class B...........         247
                                                  ----------
Building Products (0.0%):
     710    DMCI Holdings, Inc. (b).............          10
   2,543    Southeast Asia Cement Holdings,
              Inc. (b)..........................          22
                                                  ----------
                                                          32
                                                  ----------
Electronic Components/Instruments (0.0%):
     149    Ionics Circuit, Inc. ...............          33
                                                  ----------
Food Products & Services (0.0%):
     300    Universal Robina Corp. .............          37
                                                  ----------
Oil & Gas Exploration, Production & Services (0.0%):
   1,928    Petron Corp. (b)....................          63
                                                  ----------
Real Estate (0.1%):
   1,103    Ayala Land, Inc. ...................         140
     825    Filinvest Land, Inc. (b)............          36
   3,802    SM Prime Holdings, Inc. ............         458
                                                  ----------
                                                         634
                                                  ----------
Telecommunications (0.1%):
      85    Manila Electric Co., Class B........         124
      37    Philippine Long Distance
              Telephone Co. ....................         661
                                                  ----------
                                                         785
                                                  ----------
Transportation & Shipping (0.0%):
     137    International Container Terminal
              Services, Inc. (b)................           4
                                                  ----------
                                                       2,366
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
PORTUGAL (0.6%):
Banking (0.2%):
     179    Banco Commercial Portuguese.........  $      936
      14    Banco Espirito Santo e Commerical de
              Lisboa SA, Registered Shares......         354
     143    BPI-SGPS SA, Registered Shares......         508
                                                  ----------
                                                       1,798
                                                  ----------
Building Products (0.0%):
      16    Cimpor-Cimentos de Portugal,
              SGPS SA...........................         301
                                                  ----------
Electric Utility (0.1%):
      46    Electricidade de Portugal SA........         846
                                                  ----------
Food & Household Products (0.0%):
      14    Estabelecimentos Jeronimo Martins &
              Filho SA..........................         233
                                                  ----------
Industrial Holding Company (0.0%):
      86    Sonae S.G.P.S., SA..................         152
                                                  ----------
Retail -- General Merchandise (0.0%):
       8    Modelo Continente-Sociedade Gestora
              de Participacoes Sociais SA.......         113
                                                  ----------
Telecommunications (0.3%):
     160    Portugal Telecom SA.................       1,798
                                                  ----------
Transportation (0.0%):
      31    Brisa Auto-Estradas.................         272
                                                  ----------
                                                       5,513
                                                  ----------
SINGAPORE (0.6%):
Airlines (0.1%):
      70    Singapore Airlines Ltd. ............         692
                                                  ----------
Automotive (0.0%):
      20    Cycle & Carriage Ltd. ..............          47
                                                  ----------
Banking (0.2%):
      50    DBS Group Holdings Ltd. ............         642
      63    Oversea -- Chinese Banking Corp.,
              Ltd. .............................         431
      40    United Overseas Bank Ltd. ..........         262
                                                  ----------
                                                       1,335
                                                  ----------
Closed End Funds (0.0%):
      50    Ishares MSCI Singapore Free.........         372
                                                  ----------
Conglomerates (0.0%):
     254    United Industries...................         120
                                                  ----------
Electrical & Electronic (0.0%):
      30    Chartered Semiconductor
              Manufacturing Ltd. (b)............         262
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Singapore, continued:
 Electrical Equipment (0.0%):
       5    Creative Technology Ltd. ...........  $      121
                                                  ----------
Electronic Components/Instruments (0.0%):
      30    Venture Manufacturing
              (Singapore) Ltd. .................         305
                                                  ----------
Health Care (0.0%):
      52    Parkway Holdings....................         133
                                                  ----------
Machinery & Equipment (0.0%):
      86    Keppel Corp. .......................         186
                                                  ----------
Printing & Publishing (0.1%):
      44    Singapore Press Holdings Ltd. ......         693
                                                  ----------
Real Estate (0.0%):
      38    City Developments Ltd. .............         148
     106    DBS Land Ltd. ......................         137
                                                  ----------
                                                         285
                                                  ----------
Telecommunications (0.2%):
     501    Singapore Telecommunications
              Ltd. .............................         733
                                                  ----------
Transportation & Shipping (0.0%):
     176    Neptune Orient Lines Ltd. (b).......         163
                                                  ----------
                                                       5,447
                                                  ----------
SOUTH AFRICA (0.4%):
Banking & Finance (0.1%):
      32    Amalgamated Banks of South Africa...         120
       4    Investec Group Ltd. ................         141
      13    Nedcor Ltd. ........................         270
                                                  ----------
                                                         531
                                                  ----------
Brewery (0.0%):
       1    Edgars Consolidated Stores Ltd. ....          12
      33    South African Breweries Ltd. .......         249
                                                  ----------
                                                         261
                                                  ----------
Computer Hardware (0.0%):
      31    Dimension Data Holdings Ltd. (b)....         254
                                                  ----------
Diversified (0.0%):
       9    Anglovaal Industries Ltd. ..........           9
       9    Aveng Ltd. (b)......................           8
      13    Barlow Ltd. ........................          80
      12    Imperial Holdings Ltd. (b)..........          97
      24    Rembrandt Group Ltd. ...............         223
                                                  ----------
                                                         417
                                                  ----------
Engineering (0.0%):
      31    Murray & Roberts Holdings Ltd. .....          15
                                                  ----------
Entertainment (0.0%):
      72    Sun International (South Africa)
              Ltd. .............................          17
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
South Africa, continued:
Food & Household Products (0.0%):
       9    Tiger Oats Ltd. ....................  $       76
                                                  ----------
Forest Products (0.0%):
      19    Nampak Ltd. ........................          41
      13    Sappi Ltd. (b)......................          94
                                                  ----------
                                                         135
                                                  ----------
Industrial Goods & Services (0.0%):
      42    African Oxygen Ltd. ................          78
                                                  ----------
Insurance (0.1%):
     342    Firstrand Ltd. .....................         353
      15    Liberty Life Association of Africa
              Ltd. .............................         146
      33    Metropolitan Life Ltd. .............          43
                                                  ----------
                                                         542
                                                  ----------
Metals (0.0%):
       3    Anglogold Ltd. .....................         117
      14    Iscor Ltd. .........................          24
       4    Western Areas Gold Mining (b).......          10
                                                  ----------
                                                         151
                                                  ----------
Metals & Mining (0.2%):
      19    DeBeers Centenary AG................         468
      39    Driefontein Consolidated Ltd. ......         154
      12    Rustenburg Platinum Holdings
              Ltd. .............................         332
                                                  ----------
                                                         954
                                                  ----------
Oil & Gas Exploration, Production & Services (0.0%):
      37    Sasol Ltd. .........................         249
                                                  ----------
Printing & Publishing (0.0%):
       8    Nasionale Pers Beperk, Series N.....          69
                                                  ----------
Retail -- Stores/Catalog (0.0%):
      13    Pepkor Ltd. ........................          46
                                                  ----------
Telecommunications -- Services and Equipment (0.0%):
      23    M Web Holdings Ltd. (b).............          14
      18    Mih Holdings Ltd. (b)...............          74
                                                  ----------
                                                          88
                                                  ----------
                                                       3,883
                                                  ----------
SPAIN (3.6%):
Agriculture (0.0%):
       9    Azucarera Ebro Agricolas SA.........         111
                                                  ----------
Automotive (0.0%):
       8    Autopistas Cesa.....................          71
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Spain, continued:
 Banking (1.3%):
     369    Banco Bilbao Vizcaya Argentaria
              SA................................  $    5,534
     464    Banco Santander Central Hispano
              Americano SA......................       4,911
                                                  ----------
                                                      10,445
                                                  ----------
Beverages & Tobacco (0.0%):
      24    Tabacalera SA.......................         366
                                                  ----------
Building Products (0.0%):
       9    Uralita SA..........................          51
                                                  ----------
Construction (0.0%):
       4    ACS, Actividades de Construccion y
              Servicios SA......................         127
                                                  ----------
Drugs (0.0%):
       1    Fabrica Espanola de Productos
              Quimicos y Farmaceuticos..........          10
                                                  ----------
Energy (0.4%):
     174    Repsol SA, Bearer Shares............       3,468
       4    Sociedad General de Aquas de
              Barcelona SA......................          56
       0    Sociedad General de Aquas de
              Barcelona SA -- New (b) (c).......           1
                                                  ----------
                                                       3,525
                                                  ----------
Engineering (0.0%):
       8    Autopistas, Concesionaria Espanola
              SA (b)............................           3
      21    Grupo Dragados SA...................         152
                                                  ----------
                                                         155
                                                  ----------
Food Products & Services (0.0%):
      16    Puleva SA (b).......................          27
      22    Telepizza SA (b)....................         125
                                                  ----------
                                                         152
                                                  ----------
Gas & Electric Utility (0.6%):
      43    Empresa Nacional de Electricidad
              SA................................         480
     117    Endesa SA...........................       2,277
      12    Fomento De Construcciones Y
              Contratas SA......................         224
     119    Iberdrola SA........................       1,540
      32    Union Electric Fenosa SA............         572
                                                  ----------
                                                       5,093
                                                  ----------
Hotels & Lodging (0.0%):
       8    Sol Melia SA (b)....................          91
                                                  ----------
Industrial Holding Company (0.0%):
      14    Corporacion Financiara Alba SA......         381
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Spain, continued:
Insurance (0.0%):
      15    Corporacion Mapfre..................  $      187
                                                  ----------
Metals (0.0%):
       8    Acerinox SA.........................         244
                                                  ----------
Miscellaneous Materials & Commodities (0.0%):
      13    Viscofan Industra Navarra de
              Envolturas Celulosicas SA.........          85
                                                  ----------
Oil & Gas Exploration, Production & Services (0.1%):
      50    Gas Natural SDG SA..................         908
                                                  ----------
Real Estate (0.0%):
       7    Inmobiliaria Metro..................         124
      15    Vallehermoso SA.....................          90
                                                  ----------
                                                         214
                                                  ----------
Telecommunications (1.2%):
     462    Telefonica de Espana (b)............       9,970
                                                  ----------
Tobacco (0.0%):
       5    Altadis SA (b)......................          78
                                                  ----------
                                                      32,264
                                                  ----------
SWEDEN (2.3%):
Automotive (0.1%):
      10    Volvo AB, Class A...................         209
      19    Volvo AB, Class B...................         411
                                                  ----------
                                                         620
                                                  ----------
Banking (0.1%):
      70    Nordic Baltic Holding AB............         531
                                                  ----------
Banking & Finance (0.3%):
      68    Nordic Baltic Holding AB............         512
      63    Skandiaviska Enskilda Banken,
              Class A...........................         750
      25    Sparbanken Sverige AB, Swedbank.....         366
      64    Svenska Handelsbanken, Class A......         937
                                                  ----------
                                                       2,565
                                                  ----------
Consumer Goods & Services (0.1%):
      34    Securitas AB, Class B...............         729
                                                  ----------
Engineering (0.0%):
       5    Drott AB............................          57
       5    Skanska AB, Series B................         187
                                                  ----------
                                                         244
                                                  ----------
Forest Products (0.1%):
      33    Svenska Cellulosa AB, Series B......         624
                                                  ----------
Insurance (0.2%):
      54    Skandia Forsakrings AB..............       1,424
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Sweden, continued:
 Machinery & Equipment (0.0%):
      11    Atlas Copco AB, Series A............  $      216
                                                  ----------
Manufacturing -- Consumer Goods (0.1%):
      47    Electrolux AB, Series B.............         735
                                                  ----------
Medical Equipment & Supplies (0.0%):
      20    Gambro AB, Class A..................         164
                                                  ----------
Metals & Mining (0.0%):
       6    SKF AB, Series B....................         101
       8    Trelleborg AB, Series B.............          56
                                                  ----------
                                                         157
                                                  ----------
Office Equipment & Services (0.0%):
       5    Esselte AB, Series B................          27
                                                  ----------
Retail -- Special Line (0.1%):
      49    Hennes & Mauritz AB, Class B........       1,028
                                                  ----------
Telecommunications (1.1%):
     530    Telefonaktiebolaget LM Ericsson
              AB................................      10,535
                                                  ----------
Telecommunications -- Services and Equipment (0.1%):
      14    Netcom AB, Class B (b)..............       1,047
                                                  ----------
                                                      20,646
                                                  ----------
SWITZERLAND (1.4%):
Commercial Services (0.1%):
       1    Adecco SA...........................         514
       0    Adecco SA, Registered Shares (c)....         298
       0    Societe Generale de Surveillance
              Holdings SA (c)...................         173
                                                  ----------
                                                         985
                                                  ----------
Diversified (0.0%):
       0    Alusuisse-Lonza Holding AG,
              Registered Shares (b)(c)..........          98
                                                  ----------
Engineering (0.1%):
       7    ABB AG..............................         817
                                                  ----------
Financial Services (0.3%):
       7    CS Holding AG, Registered Shares....       1,395
      11    UBS AG, Registered Shares...........       1,650
                                                  ----------
                                                       3,045
                                                  ----------
Food Products & Services (0.2%):
       1    Nestle SA, Registered Shares........       1,586
                                                  ----------
Insurance (0.1%):
       0    Swiss Reinsurance Co., Registered
              Shares (c)........................         696
       1    Zurich Allied AG....................         654
                                                  ----------
                                                       1,350
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Switzerland, continued:
Jewelry (0.0%):
       1    Swatch Group AG, Registered
              Shares............................  $      301
                                                  ----------
Pharmaceuticals (0.5%):
       0    Givaudan, Registered Shares
              (b)(c)............................          60
       1    Novartis AG, Bearer Shares..........       2,214
       0    Roche Holding AG (c)................         499
       0    Roche Holding AG, Bearer Shares
              (c)...............................       1,445
                                                  ----------
                                                       4,218
                                                  ----------
Telecommunications (0.1%):
       1    Swisscom AG, Registered Shares......         490
                                                  ----------
                                                      12,890
                                                  ----------
THAILAND (0.5%):
Auto Parts (0.0%):
     141    Thai Rung Union Car PCL.............         103
                                                  ----------
Beverages & Tobacco (0.0%):
       6    Serm Suk PCL........................          20
                                                  ----------
Broadcasting/Cable (0.0%):
     307    United Broadcasting Corp., PCL
              (b)...............................         189
                                                  ----------
Building Products (0.1%):
      31    Siam Cement PCL, Foreign Registered
              Shares (b)........................         581
      73    Tipco Asphalt PCL (b)...............          34
                                                  ----------
                                                         615
                                                  ----------
Computer Hardware (0.1%):
     144    K.R. Precision PCL (b)..............          81
     124    Shinawatra Computer PCL (b).........         652
                                                  ----------
                                                         733
                                                  ----------
Construction (0.0%):
     106    Italian-Thai Development PCL (b)....          27
                                                  ----------
Cosmetics/Personal Care (0.0%):
      57    I.C.C. International PCL............         102
                                                  ----------
Electric Utility (0.0%):
     144    Electricity Generating PCL..........         154
                                                  ----------
Electronic Components/Instruments (0.1%):
      70    Hana Microelectronics PCL, Foreign
              Registered Shares.................         547
                                                  ----------
Oil & Gas (0.0%):
      87    PTT Exploration & Production PCL....         419
                                                  ----------
Paper Products (0.0%):
     242    Advance Agro PCL (b)................         109
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Thailand, continued:
 Printing & Publishing (0.0%):
     189    Nation Multimedia Group PCL (b).....  $       88
     282    Nation Multimedia Group PCL, Foreign
              Registered Shares (b).............         164
                                                  ----------
                                                         252
                                                  ----------
Restaurants (0.0%):
      31    Pizza PCL...........................          41
                                                  ----------
Telecommunications (0.2%):
   1,103    TelecomAsia Corp., PCL Foreign
              Registered Shares (b).............       1,223
                                                  ----------
                                                       4,534
                                                  ----------
TURKEY (1.1%):
Appliances & Household Products (0.1%):
  12,963    Arcelik AS..........................         638
                                                  ----------
Automotive (0.1%):
   6,566    Otosan Otomobil Sanayii AS (b)......         350
   9,841    Tofas Turk Otomobil Fabrikas AS
              (b)...............................         171
                                                  ----------
                                                         521
                                                  ----------
Banking & Finance (0.2%):
  84,136    Turkiye Garanti Bankasi AS (b)......       1,019
                                                  ----------
Beverages & Tobacco (0.0%):
   3,006    Ege Biracilik ve Malt Sanayi AS.....         197
                                                  ----------
Building Products (0.0%):
  10,347    Akcansa Cimento AS..................         161
   1,967    Cimentas AS.........................          84
   3,996    Cimsa Cimento Sanayi ve Ticaret
              AS................................          76
  10,429    Trakya Cam Sanayii..................         120
                                                  ----------
                                                         441
                                                  ----------
Diversified (0.0%):
   4,066    Alarko Holding......................         193
   2,345    Ihlas Holding (b)...................          57
                                                  ----------
                                                         250
                                                  ----------
Electrical & Electronic (0.0%):
   1,071    Raks Elektronik Sanayi ve Ticaret AS
              (b)...............................           7
                                                  ----------
Electronics (0.0%):
   1,069    Vestel Elektronik Sanayi (b)........         324
                                                  ----------
Financial Services (0.6%):
      55    Turkiye Is Bankasi AS, Class B......         133
 143,527    Turkiye Is Bankasi AS, Class C......       3,069
 154,708    Yapi ve Kredi Bankasi AS (b)........       1,723
                                                  ----------
                                                       4,925
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
Turkey, continued:
Food Products & Services (0.0%):
   2,158    Tat Konserve Sanayii AS.............  $       32
                                                  ----------
Forest Products (0.0%):
     569    Kartonsan Karton Sanayi ve
              Ticaret AS........................          34
                                                  ----------
Industrial Goods & Services (0.0%):
   2,275    Kordsa Kord Bezi Sanayi ve
              Ticaret AS........................          70
                                                  ----------
Manufacturing -- Capital Goods (0.0%):
   2,833    Turk Demir Dokum Fabrikalari
              AS (b)............................          35
                                                  ----------
Metals & Mining (0.0%):
  10,971    Eregli Demir ve Celik Fabrikalari
              TAS (b)...........................         443
                                                  ----------
Oil & Gas Exploration, Production & Services (0.0%):
   5,053    Aygaz AS............................         202
                                                  ----------
Pharmaceuticals (0.0%):
   7,048    Eczacibasi Ilac Sanayi Ve Ti (b)....         142
                                                  ----------
Telecommunications (0.0%):
     124    Cukurova Elektrik AS (b)............          97
   1,525    Netas-Northern Elektrik
              Telekomunikasyon AS...............         170
                                                  ----------
                                                         267
                                                  ----------
Textile Products (0.0%):
   2,995    Aksa Akrilik Kimya Sanayii AS.......         109
                                                  ----------
Tire & Rubber (0.0%):
     931    Brisa Bridgestone Sabanci Lastik
              SAN, ve Tic AS....................          58
   2,157    Goodyear Lastikleri TAS (b).........          69
                                                  ----------
                                                         127
                                                  ----------
Wholesale Distribution (0.1%):
   2,711    Migros Turk TAS.....................         503
                                                  ----------
                                                      10,286
                                                  ----------
UNITED KINGDOM (7.9%):
Advertising (0.0%):
      30    WPP Group PLC (b)...................         436
                                                  ----------
Aerospace & Military Technology (0.1%):
     124    BAE Systems PLC.....................         773
       1    Rolls-Royce PLC.....................           3
      33    Smiths Industries PLC...............         427
                                                  ----------
                                                       1,203
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
 Airlines (0.0%):
      10    BAA PLC.............................  $       76
      57    British Airways PLC.................         325
                                                  ----------
                                                         401
                                                  ----------
Appliances & Household Products (0.0%):
      32    EMI Group PLC.......................         296
                                                  ----------
Banking (0.8%):
      55    Abbey National PLC..................         650
      53    Barclays PLC........................       1,321
     289    HSBC Holdings PLC (b)...............       3,306
      34    Royal Bank of Scotland Group PLC....         569
      11    Schroders PLC.......................         190
                                                  ----------
                                                       6,036
                                                  ----------
Beverages & Tobacco (0.2%):
      53    British American Tobacco PLC........         357
     135    Diageo PLC..........................       1,212
                                                  ----------
                                                       1,569
                                                  ----------
Brewery (0.0%):
      36    Bass PLC............................         399
                                                  ----------
Broadcasting/Cable (0.1%):
      64    British Sky Broadcasting Group PLC
              (b)...............................       1,255
                                                  ----------
Building Products (0.0%):
      68    Williams Holdings (b)...............         392
                                                  ----------
Business Service (0.0%):
      60    Hays................................         332
                                                  ----------
Chemicals (0.0%):
      33    Imperial Chemical Industries PLC....         261
                                                  ----------
Commercial Services (0.0%):
      15    Logica PLC..........................         359
                                                  ----------
Computer Software (0.0%):
      10    Misys PLC...........................          85
      40    The Sage Group PLC..................         323
                                                  ----------
                                                         408
                                                  ----------
Conglomerates (0.1%):
      55    Allied Zurich PLC...................         653
                                                  ----------
Construction (0.0%):
      22    Taylor Woodrow PLC..................          50
                                                  ----------
Diversified (0.1%):
     132    Invensys PLC........................         497
      83    Rentokil Initial PLC................         188
                                                  ----------
                                                         685
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Electric Utility (0.1%):
      79    National Grid Group PLC (b).........  $      622
      56    Scottish Power PLC..................         471
                                                  ----------
                                                       1,093
                                                  ----------
Electrical & Electronic (0.2%):
      59    Dixons Group PLC....................         237
      29    Electrocomponents PLC...............         296
     100    Marconin PLC........................       1,300
                                                  ----------
                                                       1,833
                                                  ----------
Electronic Components/Instruments (0.0%):
      30    Arm Holdings PLC (b)................         320
                                                  ----------
Energy (0.9%):
     690    Amoco PLC...........................       6,627
     144    Centrica PLC (b)....................         477
                                                  ----------
                                                       7,104
                                                  ----------
Engineering (0.0%):
      14    Barratt Developments PLC............          55
                                                  ----------
Financial Services (0.3%):
      79    Halifax PLC.........................         750
     188    Lloyds TSB Group PLC................       1,777
                                                  ----------
                                                       2,527
                                                  ----------
Food & Household Products (0.1%):
      85    Cadbury Schweppes PLC...............         556
     100    Unilever PLC........................         601
                                                  ----------
                                                       1,157
                                                  ----------
Food Products & Services (0.1%):
       6    Compass Group PLC...................          77
      91    J Sainsbury PLC.....................         413
                                                  ----------
                                                         490
                                                  ----------
Forest Products (0.0%):
      31    Arjo Wiggins Appleton PLC (b).......         127
                                                  ----------
Health & Personal Care (0.9%):
     127    Glaxo Wellcome PLC (b)..............       3,687
      80    Zeneca PLC..........................       3,726
                                                  ----------
                                                       7,413
                                                  ----------
Industrial Holding Company (0.0%):
      47    Hanson PLC..........................         338
                                                  ----------
Insurance (0.3%):
      49    Commercial Union PLC................         815
     189    Legal & General Group PLC (b).......         449
      73    Prudential Corp., PLC...............       1,068
                                                  ----------
                                                       2,332
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
 Investment Company (0.0%):
      20    3I Group PLC........................  $      411
                                                  ----------
Leisure (0.1%):
      96    Granada Group PLC...................         945
      30    Ladbroke Group PLC..................         104
      31    Rank Group PLC......................          70
                                                  ----------
                                                       1,119
                                                  ----------
Machinery & Equipment (0.1%):
      43    GKN PLC (b).........................         552
                                                  ----------
Medical Supplies (0.0%):
      25    Nycomed Amersham PLC................         249
                                                  ----------
Metals (0.0%):
      89    Corus Group PLC.....................         129
                                                  ----------
Metals & Mining (0.1%):
      43    RTZ Corp., PLC, Registered Shares...         696
                                                  ----------
Oil & Gas Exploration, Production & Services (0.1%):
     135    BG Group PLC........................         868
      61    LASMO PLC...........................         129
      52    Pilkington PLC......................          74
                                                  ----------
                                                       1,071
                                                  ----------
Paper Products (0.0%):
      32    Rexam PLC...........................         125
                                                  ----------
Pharmaceuticals (0.4%):
     194    SmithKline Beecham PLC..............       2,549
                                                  ----------
Printing & Publishing (0.2%):
      20    Pearson PLC (b).....................         616
      41    Reed International PLC..............         358
      62    Reuters Group PLC...................       1,056
                                                  ----------
                                                       2,030
                                                  ----------
Real Estate (0.1%):
      19    British Land Co., PLC...............         123
      25    Canary Wharf Group PLC (b)..........         139
      21    Land Securities PLC.................         250
                                                  ----------
                                                         512
                                                  ----------
Real Estate Investment Trust (0.0%):
      23    Peninsular & Oriental Steam
              Navigation Co. ...................         195
                                                  ----------
Retail -- General Merchandise (0.0%):
      45    Kingfisher PLC......................         411
                                                  ----------
Retail -- Stores/Catalog (0.2%):
      44    Boots Co., PLC......................         333
      41    Great Universal Stores PLC..........         256

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Retail -- Stores/Catalog, continued:
      99    Marks & Spencer PLC.................  $      348
     282    Tesco PLC (b).......................         877
                                                  ----------
                                                       1,814
                                                  ----------
Telecommunications (2.1%):
     232    British Telecommunications PLC
              (b)...............................       2,994
      61    Cable & Wireless PLC (b)............       1,040
      44    National Power PLC..................         277
   3,493    Vodaphone Group PLC.................      14,173
                                                  ----------
                                                      18,484
                                                  ----------
Telecommunications -- Services and Equipment (0.2%):
      40    Energis PLC (b).....................       1,492
                                                  ----------
Transportation -- Road & Railroad (0.0%):
      21    Railtrack Group PLC.................         322
                                                  ----------
                                                      71,685
                                                  ----------
  Total Common Stocks                                875,809
                                                  ----------
CORPORATE BONDS (0.0%):
SPAIN (0.0%):
Banking (0.0%):
$     65    Banco Santander, 2.00%, 10/1/03.....          55
                                                  ----------
UNITED KINGDOM (0.0%):
Aerospace & Military Technology (0.0%):
      14    BAE Systems PLC, 7.45%,
              11/29/03 (c)......................           0
                                                  ----------
Oil & Gas Transmission (0.0%):
      19    BG Transco Holdings, 7.06%,
              12/14/09*.........................          29
      19    BG Transco Holdings, 4.19%,
              12/14/22*.........................          28
      19    BG Transco Holdings, 7.00%,
              12/16/24..........................          28
                                                  ----------
                                                          85
                                                  ----------
  Total Corporate Bonds                                  140
                                                  ----------
OPALS (1.1%):
KOREA (0.5%):
      40    Morgan Stanley Composite Index......       4,840
                                                  ----------
TAIWAN (0.6%):
      36    Morgan Stanley Composite Index......       5,166
                                                  ----------
  Total OPALS                                         10,006
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 PREFERRED STOCKS (1.0%):
AUSTRALIA (0.2%):
Broadcasting & Publishing (0.2%):
     145    News Corp., Ltd. ...................  $    1,750
                                                  ----------
Brazil (0.7%):
Banking (0.1%):
  55,695    Banco Bradesco SA...................         485
   8,230    Banco Itau SA.......................         718
                                                  ----------
                                                       1,203
                                                  ----------
Beverages & Tobacco (0.0%):
     207    Companhia Cervejaria Brahma.........         175
                                                  ----------
Electric Utility (0.1%):
  20,012    Centrais Electricas Brasilieras
              SA................................         442
   3,761    Companhia Energetica de Minas
              Gerais............................          65
                                                  ----------
                                                         507
                                                  ----------
Oil & Gas Exploration, Production & Services (0.2%):
      59    Petroleo Brasileiro SA..............       1,792
                                                  ----------
Paper Products (0.0%):
     100    Aracruz Celulose SA.................         194
   5,000    Votorantim Celulose e Papel SA......         184
                                                  ----------
                                                         378
                                                  ----------
Steel (0.1%):
      29    Companhia Vale do Rio Doce,
              Series A..........................         807
                                                  ----------
Telecommunications (0.2%):
  10,020    Embratel Participacoes SA...........         237
   9,577    Tele Centro Sul Participacoes.......         139
  13,241    Tele Norte Leste Participacoes
              (b)...............................         310
  25,073    Telesp Celular Participacoes........         452
  11,773    Telesp Participacoes SA.............         220
   3,900    Telesudeste Celular (b).............          22
                                                  ----------
                                                       1,380
                                                  ----------
                                                       6,242
                                                  ----------
GERMANY (0.1%):
Automotive (0.1%):
      16    Volkswagen AG.......................         381
                                                  ----------
Building Products (0.0%):
       5    Dyckerhoff AG.......................         119
                                                  ----------
Gas & Electric Utility (0.0%):
      11    RWE AG..............................         293
                                                  ----------
Machinery & Equipment (0.0%):
       5    Rheinmetall AG......................          42
                                                  ----------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
PREFERRED STOCKS, CONTINUED:
Germany, continued:
Textile Products (0.0%):
       1    Escada AG...........................  $       59
                                                  ----------
                                                         894
                                                  ----------
ITALY (0.0%):
Automotive (0.0%):
      24    Fiat SpA............................         387
                                                  ----------
  Total Preferred Stocks                               9,273
                                                  ----------
RIGHTS (0.0%):
BRAZIL (0.0%):
Steel (0.0%):
      11    Companhia Vale do Rio Doce (b)(c)...           0
                                                  ----------
NORWAY (0.0%):
Engineering (0.0%):
      12    Kvaerner ASA, Class A (b)...........           5
       6    Kvaerner ASA, Class B (b)...........           2
                                                  ----------
                                                           7
                                                  ----------
                                                           7
                                                  ----------
PHILIPPINES (0.0%):
Banking & Finance (0.0%):
       9    Metropolitan Bank & Trust Co. (b)...           9
                                                  ----------
PORTUGAL (0.0%):
Industrial Holding Company (0.0%):
      22    Sonae, S.G.P.S., SA (b).............          20
                                                  ----------
THAILAND (0.0%):
Telecommunications (0.0%):
     348    TelecomAsia Corp., PCL (b)(c).......           0
                                                  ----------
  Total Rights                                            36
                                                  ----------
U.S. TREASURY OBLIGATIONS (0.2%):
U.S. Treasury Notes (0.2%):
$     70    6.25%, 8/31/00 (d)..................          70
   1,700    5.63%, 11/30/00 (d).................       1,696
                                                  ----------
  Total U.S. Treasury Obligations                      1,766
                                                  ----------
WARRANTS (0.0%):
MEXICO (0.0%):
Building Products (0.0%):
       1    Cemex SA de SV, ADR (b) (c).........           0
                                                  ----------
  Total Warrants                                           0
                                                  ----------
INVESTMENT COMPANIES (0.1%):
UNITED STATES (0.1%):
     813    One Group Prime Money Market Fund,
              Class I...........................         813
                                                  ----------
  Total Investment Companies                             813
                                                  ----------

Continued

One Group Mutual Funds
International Equity Index Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   ------------------------------------  ----------
 SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
 LENDING (16.7%):
Repurchase Agreements (16.7%):
$149,696    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $158,668).........................  $  149,696
   1,018    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $1,069 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $1,049)....       1,018
                                                  ----------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                           150,714
                                                  ----------
Total (Cost $764,235) (a)                         $1,048,557
                                                  ==========

------------

Percentages indicated are based on net assets of $904,073.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $14,121. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $327,090
                   Unrealized depreciation......................   (56,889)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $270,201
                                                                  ========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Serves as collateral for Future Contracts.

 * The interest rate for this variable rate bond, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

ADR        American Depository Receipt
GDR        Global Depository Receipt

See notes to financial statements.

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS                                  JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
 COMMON STOCKS (91.5%):
ARGENTINA (1.0%):
Banking & Finance (0.1%):
     230    Banco De Galicia Bue, Class B........  $    859
      58    Banco Frances Rio SA.................       428
                                                   --------
                                                      1,287
                                                   --------
Computer Software (0.1%):
      55    IMPSAT Fiber Networks, Inc. .........       921
                                                   --------
Construction (0.1%):
     291    Astra Cia Argentin (b)...............       750
                                                   --------
Internet Content (0.0%):
      40    El Sitio, Inc. ......................       285
                                                   --------
Metals & Mining (0.1%):
      38    Siderar SA, Class A..................       106
     489    Siderca SA...........................     1,114
                                                   --------
                                                      1,220
                                                   --------
Oil & Gas (0.2%):
     835    PC Holdings SA, Series B.............     1,529
                                                   --------
Telecommunications (0.4%):
     966    Telefonica de Argentina SA, Class
              B..................................     3,111
                                                   --------
                                                      9,103
                                                   --------
AUSTRALIA (1.2%):
Banking (0.4%):
      89    National Australia Bank Ltd. ........     1,494
     133    Westpac Banking Corp., Ltd. .........       966
                                                   --------
                                                      2,460
                                                   --------
Building Products (0.0%):
      80    CSR Ltd. ............................       223
                                                   --------
Chemicals (0.0%):
      86    Orica Ltd. ..........................       392
                                                   --------
Containers & Packaging (0.0%):
      51    Amcor Ltd. ..........................       178
      17    Paperlinx Ltd. (b)...................        32
                                                   --------
                                                        210
                                                   --------
Electric Integrated (0.0%):
     175    Contact Energy Ltd. .................       235
                                                   --------
Metals & Mining (0.6%):
     319    Broken Hill Proprietary Co., Ltd. ...     3,783
      82    Santos Ltd. .........................       252
     182    WMC Ltd. ............................       815
                                                   --------
                                                      4,850
                                                   --------
Metals (Non-ferrous) (0.1%):
      36    Rio Tinto Ltd. ......................       595
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Australia, continued:
Oil & Gas Exploration, Production & Services (0.0%):
     100    Oil Search Ltd. (b)..................  $    110
                                                   --------
Retail -- Stores/Catalog (0.0%):
      47    Coles Myer Ltd. .....................       181
      46    Woolworth Ltd. ......................       171
                                                   --------
                                                        352
                                                   --------
Services (0.0%):
      14    Brambles Industries Ltd. ............       417
                                                   --------
Telecommunications -- Services and Equipment (0.1%):
     170    Cable & Wireless Optus Ltd. (b)......       508
                                                   --------
                                                     10,352
                                                   --------
BELGIUM (1.3%):
Banking (0.1%):
      17    Kredietbank NV.......................       738
                                                   --------
Chemicals (0.2%):
      29    Solvay SA............................     1,936
                                                   --------
Construction (0.0%):
       2    Glaverbel Mecansa....................       112
                                                   --------
Electric Utility (0.1%):
       3    Suez Lyonnaise Des Eaux..............       592
       3    Suez Lyonnaise Des Eaux Strip
              (b)(c).............................         0
                                                   --------
                                                        592
                                                   --------
Industrial Holding Company (0.1%):
       3    Groupe Bruxelles Lambert SA..........       818
                                                   --------
Insurance (0.2%):
      51    Fortis (NL) NV.......................     1,503
                                                   --------
Merchandising (0.1%):
       9    Bekaert SA...........................       482
       2    Delhaize-Le Lion SA..................       108
                                                   --------
                                                        590
                                                   --------
Metals & Mining (0.0%):
       8    Union Miniere Group..................       281
                                                   --------
Oil & Gas (0.4%):
      26    Total Fina SA, Class B...............     4,013
      26    Total Fina SA, Strip (b)(c)..........         0
                                                   --------
                                                      4,013
                                                   --------
Telecommunications -- Services and Equipment (0.1%):
       4    Electrabel SA........................     1,009
                                                   --------
                                                     11,592
                                                   --------
BERMUDA (0.0%):
Telecommunications (0.0%):
      15    Flag Telecom Holdings Ltd. (b).......       223
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
 BRAZIL (1.5%):
Electric Utility (0.2%):
      77    Centrais Eletricas Brasileiras ADR...  $    849
       8    Centrais Geradoras do Sul do Brasil
              ADR................................        48
      30    Companhia Energetica de Minas Gerais
              ADR................................       525
                                                   --------
                                                      1,422
                                                   --------
Financial Services (0.2%):
      62    Unibanco Holdings GDR (b)............     1,783
                                                   --------
Food Products & Services (0.1%):
      20    Pao De Acucar GDR (b)................       643
                                                   --------
Industrial Holding Company (0.0%):
      20    Aracruz Celulose ADR (b).............       377
                                                   --------
Metals & Mining (0.1%):
      21    Compania Vale do Rio Doce ADR........       593
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
      56    Petroleo Brasileiro ADR (b)..........     1,692
                                                   --------
Paper Products (0.1%):
       8    Klabin Fabricadora ADR (b)...........        67
      50    Votorantim Celulose e Papel SA ADR
              (b)................................       918
                                                   --------
                                                        985
                                                   --------
Steel (0.0%):
       6    Sider Nacional ADR (b)...............       185
                                                   --------
Telecommunications -- Services and Equipment (0.6%):
      28    Globo Cabo SA ADR....................       389
       5    Tele Norte Leste Participacoes SA ADR
              (b)................................       124
       9    Tele Sudeste Celular Participatoes
              (b)................................       275
      45    Telecomunicacoes Brasileiras SA ADR
              (b)................................     4,370
      45    Telecomunicacoes De Sao Paulo (b)....       832
                                                   --------
                                                      5,990
                                                   --------
                                                     13,670
                                                   --------
CHILE (0.2%):
Airlines (0.0%):
      10    Lan Chile Sponsored ADR (b)..........        73
                                                   --------
Electric Utility (0.1%):
      27    Enersis SA ADR (b)...................       542
      10    Gener SA ADR.........................       147
                                                   --------
                                                        689
                                                   --------
Financial Services (0.0%):
      14    Banco Santander ADR (b)..............       224
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Chile, continued:
Telecommunications (0.1%):
      50    Telecomunicaciones de Chile SA ADR...  $    906
                                                   --------
                                                      1,892
                                                   --------
CHINA (0.7%):
Oil & Gas (0.4%):
     150    Petrochina Co., Ltd. ADR (b).........     3,141
                                                   --------
Telecommunications (0.3%):
     376    China Unicom Ltd. (b)................       798
     103    China Unicom Ltd. ADR (b)............     2,178
                                                   --------
                                                      2,976
                                                   --------
                                                      6,117
                                                   --------
DENMARK (1.3%):
Banking & Finance (0.3%):
      14    Danske Bank..........................     1,661
      86    Nordic Baltic Holding AB (b).........       627
                                                   --------
                                                      2,288
                                                   --------
Beverages & Tobacco (0.0%):
       3    Carlsberg A/S, Class B...............        88
                                                   --------
Commercial Services (0.1%):
       8    ISS International A/S................       615
                                                   --------
Food Products & Services (0.0%):
       6    Danisco A/S..........................       196
                                                   --------
Pharmaceuticals (0.4%):
      20    Novo Nordisk A/S, Class B............     3,406
                                                   --------
Security Services (0.1%):
       3    Group 4 Falck A/S....................       483
                                                   --------
Transportation & Shipping (0.4%):
       0    D/S 1912, Class B (c)................     1,387
       0    D/S Svendborg A/S, Class B (c).......     2,969
                                                   --------
                                                      4,356
                                                   --------
                                                     11,432
                                                   --------
FINLAND (9.2%):
Computer Software (0.3%):
     260    Aldata Solution Oyj (b)..............     1,769
      13    Satama Interactive (b)...............        50
      82    Stonesoft Oyj (b)....................     1,305
                                                   --------
                                                      3,124
                                                   --------
Construction (0.0%):
      14    Metra AB, Class B....................       244
       4    Sanitec Oyj..........................        42
                                                   --------
                                                        286
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Finland, continued:
 Consumer Goods & Services (0.0%):
      11    Amer Group, Class A..................  $    304
                                                   --------
Forest Products (0.4%):
       9    Metso Oyj............................       114
     149    UPM-Kymmene Corp. ...................     3,701
                                                   --------
                                                      3,815
                                                   --------
Insurance (0.1%):
      16    Pohjola Insurance Group, Class B.....       564
      18    Sampo Insurance Co. .................       750
                                                   --------
                                                      1,314
                                                   --------
Machinery & Equipment (0.3%):
     330    Jot Automation Group Oyj.............     2,211
      15    Kone Corp., Class B..................       899
                                                   --------
                                                      3,110
                                                   --------
Metals (0.1%):
      60    Outokumpo Oy, Class A................       573
                                                   --------
Retail (0.1%):
      62    Kesko Oy.............................       633
      15    Stockmann Oyj, Class A...............       237
       3    Stockmann Oyj, Class B...............        38
                                                   --------
                                                        908
                                                   --------
Telecommunications (0.8%):
     130    Sonera Group Oyj.....................     5,950
                                                   --------
Telecommunications -- Services and Equipment (7.1%):
      15    Comptel PLC (b)......................       303
      27    Helsingin Puhelin Oyj, Class E.......     2,655
       5    Hpy Holding Oyj, Class A.............       230
   1,151    Nokia Oyj AB.........................    58,964
     100    Tecnomen Oyj (b).....................       863
                                                   --------
                                                     63,015
                                                   --------
                                                     82,399
                                                   --------
FRANCE (6.7%):
Automotive (0.1%):
       6    PSA Peugeot..........................     1,153
       4    Valeo SA.............................       189
                                                   --------
                                                      1,342
                                                   --------
Banking (0.6%):
      32    Banque Nationale de Paris............     3,058
      36    Soc Generale.........................     2,192
                                                   --------
                                                      5,250
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
Banking & Finance (0.0%):
       2    Dexia................................  $    242
       2    Dexia Strips (b)(c)..................         0
                                                   --------
                                                        242
                                                   --------
Beverages & Tobacco (0.3%):
       6    LVMH (Moet Hennessy Louis Vuitton)...     2,411
       4    Pernod-Ricard........................       211
                                                   --------
                                                      2,622
                                                   --------
Broadcasting/Cable (0.3%):
      13    Canal Plus...........................     2,250
                                                   --------
Building Products (0.1%):
       1    Imetal SA............................       128
       7    Lafarge SA...........................       520
                                                   --------
                                                        648
                                                   --------
Chemicals (0.3%):
       8    L'Air Liquide, Registered Shares
              (b)................................       989
      23    Rhone-Poulenc SA.....................     1,680
                                                   --------
                                                      2,669
                                                   --------
Defense (0.0%):
       7    Thomson CSF..........................       275
                                                   --------
Diversified (0.3%):
      34    Vivendi SA...........................     3,015
                                                   --------
Electrical & Electronic (0.7%):
      74    Alcatel Alsthom......................     4,843
       2    Legrand SA...........................       439
       9    Schneider SA.........................       617
                                                   --------
                                                      5,899
                                                   --------
Energy (0.7%):
      43    Total SA, Class B....................     6,559
                                                   --------
Food & Household Products (0.0%):
       2    Eridania Beghin-Say SA...............       158
                                                   --------
Food Products & Services (0.2%):
      16    Groupe Danone........................     2,109
                                                   --------
Health & Personal Care (0.5%):
       4    L'Oreal SA...........................     3,328
      28    Sanofi Synthelabo SA.................     1,329
                                                   --------
                                                      4,657
                                                   --------
Industrial Goods & Services (0.1%):
      18    Michelin, Class B, Registered
              Shares.............................       583
                                                   --------
Industrial Holding Company (0.2%):
      10    Lyonnaise des Eaux SA................     1,742
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
France, continued:
 Insurance (0.5%):
      26    AXA SA...............................  $  4,035
                                                   --------
Internet Content (0.2%):
       9    Cap Gemini Sogeti SA.................     1,516
                                                   --------
Leisure (0.1%):
      31    Accor SA.............................     1,274
                                                   --------
Merchandising (0.5%):
      45    Carrefour SA.........................     3,057
       6    Pinault-Printemps Reduote SA.........     1,394
                                                   --------
                                                      4,451
                                                   --------
Metals (Non-ferrous) (0.0%):
      27    Usinor...............................       330
                                                   --------
Office Equipment & Services (0.0%):
       4    BIC..................................       207
                                                   --------
Oil & Gas (0.1%):
       7    Compagnie de Saint Gobain............       921
                                                   --------
Telecommunications -- Services and Equipment (0.9%):
      53    France Telecom SA....................     7,504
                                                   --------
                                                     60,258
                                                   --------
GERMANY (5.3%):
Airlines (0.1%):
      34    Lufthansa AG.........................       800
                                                   --------
Automotive (0.3%):
      34    DaimlerChrysler AG...................     1,799
      30    Volkswagen AG, NPV...................     1,138
                                                   --------
                                                      2,937
                                                   --------
Banking (0.9%):
      50    Bayer AG.............................     1,947
      19    Bayerische Vereinsbank AG............     1,256
      38    Deutsche Bank AG, Registered
              Shares.............................     3,174
      30    Dresdner Bank AG.....................     1,256
                                                   --------
                                                      7,633
                                                   --------
Chemicals (0.2%):
      37    BASF AG..............................     1,488
                                                   --------
Commercial Services (0.1%):
      10    Infineon Technologies AG (b).........       793
                                                   --------
Computer Software (0.3%):
       1    Biodata Information Tech (b).........       163
      15    SAP AG...............................     2,183
                                                   --------
                                                      2,346
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Germany, continued:
Conglomerates (0.4%):
      28    Metro AG.............................  $    977
      53    VEBA AG..............................     2,633
                                                   --------
                                                      3,610
                                                   --------
Construction (0.0%):
      11    Hochtief AG..........................       347
                                                   --------
Cosmetics/Personal Care (0.1%):
       6    Beiersdorf AG, Series ABC............       523
                                                   --------
Diversified (0.2%):
      29    Man AG-Vorzugsaktien.................       609
      26    Preussag AG..........................       840
                                                   --------
                                                      1,449
                                                   --------
Gas & Electric Utility (0.1%):
      18    RWE AG...............................       623
                                                   --------
Health Care (0.1%):
      17    Schering AG..........................       941
                                                   --------
Industrial Goods & Services (0.6%):
      36    Siemens AG...........................     5,434
                                                   --------
Insurance (1.1%):
      15    Allianz AG...........................     5,623
      13    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares.............................     4,265
                                                   --------
                                                      9,888
                                                   --------
Internet Content (0.0%):
      10    T-Online International AG (b)........       325
                                                   --------
Machinery & Equipment (0.0%):
       6    Linde AG.............................       222
                                                   --------
Metals & Mining (0.0%):
      25    Thyssen Krupp AG.....................       397
                                                   --------
Telecommunications (0.8%):
     133    Deutsche Telekom AG Ord Npv..........     7,571
                                                   --------
                                                     47,327
                                                   --------
HONG KONG (2.2%):
Banking (0.1%):
     101    Hang Seng Bank Ltd. .................       957
                                                   --------
Business Service (0.0%):
     104    Wharf (Holdings).....................       186
                                                   --------
Computer Software (0.1%):
     715    Sunevision Holdings Ltd. (b).........       573
                                                   --------
Conglomerates (0.1%):
      91    Swire Pacific Ltd., Class A..........       529
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
 Electric Utility (0.1%):
   2,500    Beijing Datang Power Generation
              Ltd. ..............................  $    561
      22    Hong Kong Electric Holdings Ltd. ....        70
                                                   --------
                                                        631
                                                   --------
Financial Services (0.0%):
       0    New World China Land Ltd. (b)(c).....         0
                                                   --------
Gas Utility (0.0%):
     345    Hong Kong & China Gas Co., Ltd. .....       387
                                                   --------
Industrial Holding Company (0.5%):
     342    Hutchison Whampoa Ltd. ..............     4,301
                                                   --------
Investment Company (0.6%):
      97    CLP Holdings Ltd. ...................       450
   2,150    Tracker Fund of Hong Kong............     4,496
                                                   --------
                                                      4,946
                                                   --------
Real Estate (0.1%):
      62    Hysan Development Co., Ltd. .........        65
      86    New World Development Co., Ltd. .....        96
     131    Sun Hung Kai Properties Ltd. ........       939
                                                   --------
                                                      1,100
                                                   --------
Telecommunications (0.6%):
     500    China Mobile Ltd. (b)................     4,411
     612    Hong Kong Telecommunications Ltd. ...     1,347
                                                   --------
                                                      5,758
                                                   --------
Telecommunications -- Services and Equipment (0.0%):
       0    I-Cable Communications Ltd. (b)(c)...         0
                                                   --------
                                                     19,368
                                                   --------
INDIA (0.3%):
Automotive (0.1%):
     125    Mahindra & Mahindra Ltd. GDR.........       586
                                                   --------
Chemicals (0.1%):
      25    Reliance Industries Ltd. GDR (b).....       525
                                                   --------
Computer Software (0.1%):
       4    Infosys Technologies Ltd. (b)........       709
                                                   --------
Manufacturing -- Capital Goods (0.0%):
      25    Larsen & Toubro Ltd., Registered
              Shares.............................       278
                                                   --------
Telecommunications (0.0%):
      25    Mahanagar Telephone Nigam Ltd. ......       255
      40    Videsh Sanchar Nigam Ltd. GDR........       624
                                                   --------
                                                        879
                                                   --------
                                                      2,977
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
IRELAND (2.0%):
Banking (0.6%):
     281    Allied Irish Banks PLC...............  $  2,525
     383    Bank of Ireland......................     2,424
                                                   --------
                                                      4,949
                                                   --------
Computer Software (0.0%):
      25    Magic Software Enterprises Ltd.
              (b)................................       268
       1    Riverdeep Group PLC ADR (b)..........        19
                                                   --------
                                                        287
                                                   --------
Construction (0.7%):
     335    CRH PLC..............................     6,062
                                                   --------
Food Products & Services (0.2%):
     163    Kerry Group, Class A.................     2,133
                                                   --------
Industrial Goods & Services (0.2%):
   1,121    Smufit (Jefferson) Group.............     1,934
                                                   --------
Media (0.2%):
     279    Independent News and Media PLC.......     1,017
     279    Independent Newspapers PLC...........     1,016
                                                   --------
                                                      2,033
                                                   --------
Telecommunications (0.1%):
     315    Eircom PLC (b).......................       844
                                                   --------
                                                     18,242
                                                   --------
ISRAEL (0.0%):
Telecommunications (0.0%):
      35    Partner Communications Co., Ltd. ADR
              (b)................................       333
                                                   --------
ITALY (1.8%):
Banking (0.3%):
      80    Banca Commerciale Italiana SpA (b)...       449
      79    Bancario San Paolo di Torino.........     1,416
      79    Beni Stabili SpA.....................        43
     222    Credito Italiano SpA.................     1,066
                                                   --------
                                                      2,974
                                                   --------
Broadcasting & Publishing (0.3%):
     177    Mediaset SpA.........................     2,715
                                                   --------
Insurance (0.3%):
      58    Assicurazioni Generali SpA...........     1,996
     200    Istituto Nazionale delle
              Assicurazioni SpA..................       495
                                                   --------
                                                      2,491
                                                   --------
Oil & Gas (0.1%):
     166    Ente Nazionale Idrocarburi (ENI)
              SpA................................       963
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Italy, continued:
 Telecommunications (0.8%):
     300    Telecom Italia Mobile SpA di Risp
              (Non-convertible)..................  $  3,077
     270    Telecom Italia SpA...................     3,726
                                                   --------
                                                      6,803
                                                   --------
                                                     15,946
                                                   --------
JAPAN (17.4%):
Appliances & Household Products (1.8%):
      77    Matsushita Electric Industrial Co.,
              Ltd. ..............................     2,001
     154    Sanyo Electric Co., Ltd. ............     1,389
     113    Sharp Corp. .........................     2,002
     103    Sony Corp. ..........................     9,637
                                                   --------
                                                     15,029
                                                   --------
Automotive (1.0%):
     192    Toyota Motor Corp. ..................     8,765
                                                   --------
Banking (0.8%):
     217    Asahi Bank Ltd. .....................       915
     156    Bank of Tokyo -- Mitsubishi Ltd. ....     1,888
      65    Dai-Ichi Kangyo Bank Ltd. ...........       495
     144    Fuji Bank Ltd. ......................     1,097
      76    Industrial Bank of Japan Ltd. .......       578
     218    Sakura Bank Ltd. ....................     1,510
     100    Sanwa Bank Ltd. .....................       800
                                                   --------
                                                      7,283
                                                   --------
Basic Industry (0.0%):
      40    Sekisui Chemical Co., Ltd. ..........       154
                                                   --------
Building Products (0.1%):
      35    Obayashi Corp. ......................       155
      39    Tostem Corp. ........................       638
                                                   --------
                                                        793
                                                   --------
Chemicals (1.2%):
     140    Asahi Chemical Industry Co., Ltd. ...       992
      82    Dainippon Ink & Chemicals, Inc. .....       387
      32    Shin-Etsu Chemical Co. ..............     1,627
     100    Takeda Chemical Industries Ltd. .....     6,579
      40    Tokyo Ohka Kogyo Co., Ltd. ..........       941
      77    Toray Industries, Inc. ..............       313
                                                   --------
                                                     10,839
                                                   --------
Commercial Services (0.2%):
      18    Benesse Corp. .......................     1,251
      11    Sankyo Co., Ltd. ....................       461
                                                   --------
                                                      1,712
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Computer Software (0.0%):
       0    Konami Computer Entertainment Co.,
              Ltd. (c)...........................  $    323
                                                   --------
Construction (0.1%):
      40    Daiwa House Industry Co., Ltd. ......       293
     107    Sekisui House Ltd. ..................       992
                                                   --------
                                                      1,285
                                                   --------
Consumer Goods & Services (0.1%):
      20    Minebea Co., Ltd. ...................       251
      40    Toto Ltd. ...........................       308
                                                   --------
                                                        559
                                                   --------
Data Processing & Reproduction (1.3%):
     248    Fujitsu Ltd. ........................     8,603
      75    Ricoh................................     1,591
      27    Toyo Information.....................     1,503
       2    Trans Cosmos, Inc. ..................       301
                                                   --------
                                                     11,998
                                                   --------
Distribution (0.2%):
     317    Itochu Corp. ........................     1,603
                                                   --------
Electrical & Electronic (2.1%):
      70    Furukawa Electric Co., Ltd. .........     1,465
      10    Hirose Electric Co., Ltd. ...........     1,560
      30    Kyocera Corp. .......................     5,101
     245    Mitsubishi Electric Corp. ...........     2,658
      30    Nitto Denko Corp. ...................     1,160
      36    Omron Corp. .........................       980
       3    Rohm Co., Ltd. ......................       879
      70    Taiyo Yuden Co., Ltd. ...............     4,393
                                                   --------
                                                     18,196
                                                   --------
Electrical Equipment (0.1%):
      20    Pioneer Electronic Corp. ............       781
                                                   --------
Electronic Components/Instruments (1.4%):
      18    Advantest Corp. .....................     4,023
      15    Fanuc Co., Ltd. .....................     1,530
     153    Hitachi Ltd. ........................     2,213
      20    Murata Manufacturing Co., Ltd. ......     2,877
     160    Toshiba Corp. .......................     1,810
                                                   --------
                                                     12,453
                                                   --------
Fertilizers (0.1%):
      12    Nippon System Development Co.,
              Ltd. ..............................     1,167
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
 Financial Services (0.7%):
       8    Acom Co., Ltd. ......................  $    674
     124    Daiwa Securities Co., Ltd. ..........     1,641
      50    Mitsubishi Trust & Banking Corp. ....       389
     127    Nomura Securities Co., Ltd. .........     3,115
      10    Promise Co., Ltd. ...................       792
                                                   --------
                                                      6,611
                                                   --------
Food & Household Products (0.1%):
      74    Ajinomoto Co., Inc. .................       951
                                                   --------
Gas & Electric Utility (0.3%):
     102    Tokyo Electric Power Co., Ltd. ......     2,499
                                                   --------
Health & Personal Care (0.2%):
       2    Fancl Corp. .........................       181
      68    Sankyo Co., Ltd. ....................     1,539
                                                   --------
                                                      1,720
                                                   --------
Industrial Goods & Services (0.2%):
      78    Bridgestone Corp. ...................     1,655
                                                   --------
Internet Content (0.0%):
      10    Crayfish Co., Ltd. ADR...............        70
                                                   --------
Investment Company (0.3%):
      17    Softbank Corp. ......................     2,287
                                                   --------
Leisure (0.0%):
      15    Shimano, Inc. .......................       362
                                                   --------
Machinery & Equipment (0.8%):
      70    Komatsu Ltd. ........................       494
     136    Kubota Corp. ........................       495
     277    Mitsubishi Heavy Industries Ltd. ....     1,231
       3    SMC Corp. ...........................       566
      83    Sumitomo Heavy Industries Ltd. ......       278
      31    Tokyo Electron Ltd. .................     4,254
                                                   --------
                                                      7,318
                                                   --------
Manufacturing -- Consumer Goods (0.4%):
      69    Canon, Inc. .........................     3,444
      10    Fuji Photo Film Co., Ltd. ...........       410
                                                   --------
                                                      3,854
                                                   --------
Merchandising (0.8%):
      38    ITO-Yokado Co., Ltd. ................     2,291
      56    Seven-Eleven Japan Ltd. .............     4,695
                                                   --------
                                                      6,986
                                                   --------
Metals (0.1%):
      70    NSK Ltd. ............................       615
                                                   --------
Office Equipment & Services (0.1%):
      74    Dai Nippon Printing Co., Ltd.........     1,307
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Japan, continued:
Packaging (0.0%):
      15    Toyo Seikan Kaisha Ltd...............  $    281
                                                   --------
Pharmaceuticals (0.2%):
      87    Dai-Ichi Pharmaceuticals.............     2,212
                                                   --------
Printing & Publishing (0.0%):
       8    Shobunsha Publications, Inc..........       281
                                                   --------
Real Estate (0.1%):
     103    Mitsubishi Estate Co., Ltd...........     1,215
                                                   --------
Retail (0.0%):
      78    Mycal Corp...........................       268
                                                   --------
Steel (0.0%):
     262    Sumitomo Metal Industries Ltd. (b)...       181
                                                   --------
Telecommunication -- Services & Equipment (0.1%):
      50    Kokusai Electric Co., Ltd............       689
                                                   --------
Telecommunications (1.1%):
       1    Nippon Telegraph & Telephone Corp....     9,915
                                                   --------
Telecommunications -- Services and Equipment (0.9%):
       3    Hikari Tsushin, Inc..................       140
       0    NTT Data Corp. (c)...................     2,473
       0    NTT Mobile Communication (c).........     5,018
                                                   --------
                                                      7,631
                                                   --------
Transportation & Shipping (0.1%):
       0    East Japan Railway Co. (c)...........       541
                                                   --------
Transportation -- Road & Railroad (0.1%):
      89    Hankyu Corp..........................       294
     148    Tokyu Corp...........................       733
                                                   --------
                                                      1,027
                                                   --------
Wholesale & International Trade (0.3%):
     208    Marubeni Corp........................       718
      78    Mitsubishi Corp......................       707
      74    Sumitomo Corp........................       834
                                                   --------
                                                      2,259
                                                   --------
                                                    155,675
                                                   --------
MALAYSIA (0.1%):
Closed End Funds (0.1%):
      87    Webs-Malaysia Index Series (b).......       544
                                                   --------
MEXICO (3.5%):
Beverages & Tobacco (0.4%):
      33    Fomento Economico Mexicano SA de CV
              ADR................................     1,439
     873    Grupo Modelo SA, Series C............     1,955
                                                   --------
                                                      3,394
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Mexico, continued:
 Building Products (0.3%):
      50    Apasco SA de CV......................  $    286
     434    Cemex SA de CV, Series CPO...........     2,022
                                                   --------
                                                      2,308
                                                   --------
Diversified (0.2%):
     160    ALFA SA de CV, Class A...............       366
     646    Desc SA de CV, Series B..............       407
     229    Grupo Carso SA de CV, Series A-1
              (b)................................       802
                                                   --------
                                                      1,575
                                                   --------
Financial Services (0.3%):
     334    Grupo Financiero Banamex-AC, Series O
              (b)................................     1,425
   2,257    Grupo Financiero Bancomer, Series
              O..................................     1,146
     109    Grupo Financiero Inbursa SA de CV,
              Class B (b)........................       442
                                                   --------
                                                      3,013
                                                   --------
Food & Household Products (0.2%):
     485    Kimberly-Clark de Mexico SA de CV,
              Class A............................     1,371
                                                   --------
Food Products & Services (0.1%):
     154    Empresas La Moderna SA de CV.........       738
                                                   --------
Industrial Goods & Services (0.1%):
     609    Grupo Industrial Bimbo SA de CV,
              Series A...........................       965
                                                   --------
Merchandising (0.3%):
   1,135    Cifra SA de CV, Series V (b).........     2,663
                                                   --------
Metals & Mining (0.1%):
     203    Grupo Mexico SA, Series B............       564
     104    Industrias Penoles SA, Series CP.....       176
                                                   --------
                                                        740
                                                   --------
Telecommunications (1.5%):
     992    Grupo Televisa SA, Series CPO (b)....     3,397
   3,881    Telefonos de Mexico SA, Series L.....    11,000
                                                   --------
                                                     14,397
                                                   --------
                                                     31,164
                                                   --------
NETHERLANDS (3.6%):
Banking (0.3%):
      98    ABN AMRO Holding NV..................     2,416
                                                   --------
Beverages & Tobacco (0.1%):
      15    Heineken NV..........................       909
                                                   --------
Broadcasting & Publishing (0.1%):
      37    Elsevier NV..........................       454
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Netherlands, continued:
Chemicals (0.1%):
      25    Akzo Nobel NV........................  $  1,065
                                                   --------
Commercial Services (0.0%):
      15    World Online International NV (b)....       181
                                                   --------
Construction (0.0%):
      11    Hollandsche Benton...................       132
                                                   --------
Electronic Components/Instruments (0.5%):
      99    Philips Electronic NV................     4,681
                                                   --------
Energy (0.8%):
     127    Royal Dutch Petroleum Co.............     7,949
                                                   --------
Financial Services (0.6%):
      74    ING Groep NV.........................     5,027
                                                   --------
Food Products & Services (0.4%):
      78    Ahold NV.............................     2,316
      34    Unilever NV..........................     1,552
                                                   --------
                                                      3,868
                                                   --------
Insurance (0.1%):
      16    Aegon NV.............................       572
                                                   --------
Office Equipment & Services (0.0%):
      17    Oce NV...............................       273
                                                   --------
Printing & Publishing (0.1%):
      19    Wolters Kluwer CVA...................       519
                                                   --------
Services (0.1%):
      30    TNT Post Groep NV....................       811
                                                   --------
Telecommunications (0.1%):
      40    Completel Europe NV..................       480
                                                   --------
Telecommunications -- Services and Equipment (0.3%):
      67    Koninklijke KPN......................     2,993
                                                   --------
                                                     32,330
                                                   --------
NEW ZEALAND (0.9%):
Beverages & Tobacco (0.0%):
     170    Lion Nathan Ltd......................       380
                                                   --------
Broadcasting/Cable (0.1%):
     274    Sky Network Television Ltd. (b)......       528
                                                   --------
Building Products (0.0%):
     283    Fletcher Challenge Building..........       301
                                                   --------
Oil & Gas (0.1%):
     245    Fletcher Challenge Energy............       802
                                                   --------
Telecommunications (0.2%):
     605    Telecom Corp. of New Zealand Ltd.....     2,123
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
New Zealand, continued:
 Telecommunications -- Services and Equipment (0.5%):
      55    Tele Danmark A/S, Series B...........  $  3,701
                                                   --------
                                                      7,835
                                                   --------
NORWAY (1.6%):
Banking (0.1%):
      40    Christiania Bank Og Kreditkasse......       216
     155    Den Norske Bank ASA..................       645
                                                   --------
                                                        861
                                                   --------
Computer Software (0.0%):
      40    Merkantildata ASA....................       206
                                                   --------
Forest Products (0.1%):
      23    Norske Skogsindustrier, ASA, Class
              A..................................       668
                                                   --------
Insurance (0.1%):
     160    Storebrand ASA.......................     1,158
                                                   --------
Manufacturing -- Consumer Goods (0.3%):
     129    Orkla ASA, Series A..................     2,463
                                                   --------
Medical Equipment & Supplies (0.0%):
      30    Hafslund, ASA, Class A...............       139
                                                   --------
Oil & Gas (0.1%):
      47    Petroleum Geo-Services ASA (b).......       803
                                                   --------
Oil & Gas Exploration, Production & Services (0.4%):
      70    Norsk Hydro ASA......................     2,934
      30    Smedvig, Class A.....................       544
                                                   --------
                                                      3,478
                                                   --------
Pharmaceuticals (0.2%):
     220    Nycomed Amersham PLC, Class B........     2,138
                                                   --------
Transportation & Shipping (0.3%):
      21    Bergesen Dy ASA, Class A.............       433
     165    Frontline Ltd........................     2,028
      18    Leif Hoegh & Co., ASA................       170
                                                   --------
                                                      2,631
                                                   --------
                                                     14,545
                                                   --------
PORTUGAL (0.1%):
Telecommunications -- Services and Equipment (0.1%):
      25    Portugal Telecom SA..................       282
      50    Telecel Communicacoes Pessoai........       762
                                                   --------
                                                      1,044
                                                   --------
                                                      1,044
                                                   --------
SINGAPORE (3.2%):
Airlines (0.2%):
     214    Singapore Airlines Ltd...............     2,117
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Singapore, continued:
Automotive (0.0%):
      42    Cycle & Carriage Ltd.................  $     99
                                                   --------
Banking (0.2%):
     237    United Overseas Bank Ltd.............     1,549
                                                   --------
Beverages & Tobacco (0.0%):
      87    Fraser & Neave.......................       311
                                                   --------
Distribution (0.0%):
     160    Inchcape Motors Ltd..................       117
                                                   --------
Electrical & Electronic (0.1%):
      75    Elec & Eltek International Co.,
              Ltd................................       188
     450    Flextech Holdings Ltd................       310
                                                   --------
                                                        498
                                                   --------
Electrical Equipment (0.0%):
      10    Creative Technology Ltd..............       241
                                                   --------
Electronic Components/Instruments (1.6%):
      80    Chartered Semiconductor ADR..........     7,199
     130    Natsteel Electronics Ltd.............       399
      35    Silverline Techologies Ltd. ADR
              (b)................................       757
     150    St. Assembly Test Services Ltd. ADR
              (b)................................     3,863
     175    Venture Manufacturing................     1,781
                                                   --------
                                                     13,999
                                                   --------
Engineering (0.0%):
     200    Sembcorp Industries Ltd..............       217
                                                   --------
Financial Services (0.3%):
      78    DBS Group Holdings Ltd...............       996
     202    Overseas Chinese Bank................     1,392
      46    Overseas Union Bank Ltd..............       177
                                                   --------
                                                      2,565
                                                   --------
Food Products & Services (0.1%):
   2,400    Del Monte Pacific Ltd................       625
                                                   --------
Machinery & Equipment (0.1%):
     281    Keppel Corp..........................       607
                                                   --------
Metals (0.0%):
     100    Natsteel Ltd.........................       138
                                                   --------
Printing & Publishing (0.1%):
      45    Singapore Press Holdings Ltd.........       702
   1,575    SPH Asiaone Ltd. (b).................       465
                                                   --------
                                                      1,167
                                                   --------
Real Estate (0.2%):
     221    City Developments Ltd................       855
     598    DBS Land Ltd.........................       774
                                                   --------
                                                      1,629
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Singapore, continued:
 Telecommunications (0.2%):
   1,127    Singapore Telecommunications Ltd.....  $  1,649
                                                   --------
Telecommunications -- Services and Equipment (0.1%):
     125    Datacraft Asia Ltd...................     1,098
     300    MMI Holdings Ltd.....................        78
                                                   --------
                                                      1,176
                                                   --------
                                                     28,704
                                                   --------
SOUTH KOREA (3.5%):
Airlines (0.0%):
      20    L.G. Electronic GDR (b)..............       106
                                                   --------
Banking (0.2%):
     204    Hana Bank............................     1,272
     100    Koram Bank...........................       605
                                                   --------
                                                      1,877
                                                   --------
Computer Hardware (0.1%):
      31    Trigem Computer Inc..................       619
                                                   --------
Computer Software (0.1%):
      20    Haansoft, Inc........................       325
      35    Insung Information (b)...............       535
                                                   --------
                                                        860
                                                   --------
Distribution (0.0%):
      40    Samsung Corp. .......................       345
                                                   --------
Electric Integrated (0.2%):
      58    Kepco Korea Electric Power...........     1,791
                                                   --------
Electronic Components/Instruments (1.5%):
      21    Samsung Display Devices..............     1,019
      38    Samsung Electronics..................    12,509
                                                   --------
                                                     13,528
                                                   --------
Financial Services (1.2%):
      22    Dongwon Securities Co................       159
      60    Good Morning Securities (b)..........       191
      30    Hyundai Electronics Co., Ltd.........       592
      12    Korean Telecom Corp. (b).............     1,057
       6    Lg Investment & Securities...........        73
      26    SK Telecom Co. Ltd...................     8,576
                                                   --------
                                                     10,648
                                                   --------
Steel (0.1%):
       3    Pohang Iron & Steel Co., Ltd.........       295
      10    Pohang Iron & Steel Co., Ltd. ADR
              (b)................................       240
                                                   --------
                                                        535
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
South Korea, continued:
Telecommunications (0.1%):
      15    Hansol M. Com Co., Ltd...............  $    291
       6    Locas Corp. (b)......................       492
                                                   --------
                                                        783
                                                   --------
Telecommunications -- Services and Equipment (0.0%):
       4    LG Information & Communication.......       234
                                                   --------
                                                     31,326
                                                   --------
SPAIN (3.9%):
Automotive (0.0%):
      30    Autopistas Cesa......................       266
      30    Autopistas Cesa Coupons SA (b).......        13
                                                   --------
                                                        279
                                                   --------
Banking (1.3%):
     398    Banco Bilbao Vizcaya Argentina SA....     5,972
     523    Banco Santander Central Hispano
              Americano SA.......................     5,541
                                                   --------
                                                     11,513
                                                   --------
Construction (0.1%):
      31    Fomento de Construcciones y Contratas
              SA.................................       594
                                                   --------
Gas & Electric Utility (0.5%):
     122    Endesa SA............................     2,365
      99    Iberdrola SA.........................     1,276
      64    Union Electric Fenosa SA.............     1,167
                                                   --------
                                                      4,808
                                                   --------
Insurance (0.0%):
       9    Corporacion Mapfre...................       114
                                                   --------
Machinery & Equipment (0.1%):
      58    Zardoya Otis SA......................       517
                                                   --------
Media (0.1%):
      20    Grupo Prisa SA.......................       466
                                                   --------
Oil & Gas Exploration, Production & Services (0.5%):
      20    Gas Natural SDG SA...................       366
     187    Repsol SA............................     3,731
                                                   --------
                                                      4,097
                                                   --------
Real Estate (0.0%):
      29    Vallehermoso SA......................       174
                                                   --------
Steel (0.0%):
      13    Acerinox SA, Registered Shares.......       382
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Spain, continued:
 Telecommunications (1.3%):
     540    Telefonica de Espana (b).............  $ 11,641
      10    Terra Networks SA (b)................       388
                                                   --------
                                                     12,029
                                                   --------
                                                     34,973
                                                   --------
SWEDEN (3.8%):
Automotive (0.1%):
      33    Volvo AB, Series B...................       721
                                                   --------
Banking & Finance (0.5%):
     404    Nordic Baltic Holding AB.............     3,020
      99    Svenska Handelsdanken, Class A.......     1,445
                                                   --------
                                                      4,465
                                                   --------
Computer Software (0.4%):
      67    Adcore AB............................       520
     275    Enea Data AB.........................     1,881
      24    Mind AB (b)..........................        67
     170    Telelogic AB (b).....................     1,260
                                                   --------
                                                      3,728
                                                   --------
Engineering (0.1%):
      11    ABB Ltd..............................     1,249
                                                   --------
Insurance (0.1%):
      30    Skandia Forsakrings AB...............       797
                                                   --------
Investment Company (0.3%):
      50    Bure Investment Aktiebolaget.........       376
     259    Novestra AB (b)......................     2,071
                                                   --------
                                                      2,447
                                                   --------
Medical -- Information Systems (0.3%):
     250    Pyrosequencing AB (b)................     2,907
                                                   --------
Medical -- Drugs (0.3%):
      48    AstraZeneca Group PLC (b)............     2,240
                                                   --------
Paper Products (0.0%):
       5    Mo Och Domsjo AB, Series B...........       112
                                                   --------
Retail -- Special Line (0.2%):
      68    Hennes & Mauritz AB, Series B........     1,427
                                                   --------
Telecommunications (1.5%):
     100    Ericsson AB ADR......................     2,000
     580    LM Ericsson AB, Series B.............    11,539
                                                   --------
                                                     13,539
                                                   --------
                                                     33,632
                                                   --------
SWITZERLAND (2.6%):
Building Products (0.1%):
       1    Holderbank Financiere Glarus AG
              Bearer Shares......................       686
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Switzerland, continued:
Diversified (0.0%):
       0    Alusuisse-Lonza Holding AG,
              Registered Shares (b)(c)...........  $    162
                                                   --------
Engineering (0.1%):
       9    ABB Ltd..............................     1,070
                                                   --------
Fertilizers (0.0%):
       1    Societe Suisse pour la
              Microelectronique et l'Horlogerie
              AG.................................       190
                                                   --------
Financial Services (0.6%):
      10    CS Holding AG, Registered Shares.....     1,901
      22    UBS AG, Registered Shares............     3,176
                                                   --------
                                                      5,077
                                                   --------
Food Products & Services (0.4%):
       2    Nestle SA, Registered Shares.........     3,763
                                                   --------
Insurance (0.2%):
       0    Swiss Reinsurance Corp., Registered
              Shares (c).........................        61
       4    Zurich Allied AG, Registered
              Shares.............................     2,030
                                                   --------
                                                      2,091
                                                   --------
Jewelry (0.0%):
       0    Swatch Group AG, Bearer Shares (c)...       210
                                                   --------
Pharmaceuticals (1.1%):
       0    Givaudan (b)(c)......................       147
       3    Novartis AG, Registered Shares.......     4,992
       0    Roche Holding AG, Bearer Shares
              (c)................................     4,718
                                                   --------
                                                      9,857
                                                   --------
Telecommunications (0.1%):
      50    Carrier1 International ADR...........       581
                                                   --------
                                                     23,687
                                                   --------
TAIWAN (1.3%):
Computer Hardware (0.1%):
      32    Acer, Inc. GDR (b)...................       300
      37    Synnex Technology International Corp.
              GDR................................       793
                                                   --------
                                                      1,093
                                                   --------
Computer Software (0.1%):
      41    Asustek Computer Inc. GDR............       374
      25    Winbond Electronic Corp. GDR (b).....       723
                                                   --------
                                                      1,097
                                                   --------
Electrical & Electronic (0.1%):
      29    Powerchip Semiconductor GDR (b)......       585
                                                   --------
Electrical Equipment (0.0%):
      10    Ase Test Ltd. (b)....................       294
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
Taiwan, continued:
 Electronic Components/Instruments (0.9%):
      24    Hon Hai Precision GDR................  $    592
     371    Ritek Corp. GDR (b)..................     2,950
      83    Taiwan Semiconductor Manufacturing
              Co., Ltd. ADR (b)..................     3,223
      10    Taiwan Semiconductor Manufacturing
              Co., Ltd.-New ADR (b)..............       388
                                                   --------
                                                      7,153
                                                   --------
Internet Content (0.1%):
      75    Systex Corp. ADR (b).................       799
                                                   --------
Steel (0.0%):
      31    China Steel Corp. GDR................       410
                                                   --------
Telecommunications -- Services and Equipment (0.0%):
      23    Gigamedia Ltd........................       273
                                                   --------
                                                     11,704
                                                   --------
UNITED KINGDOM (11.1%):
Aerospace & Military Technology (0.2%):
     182    British Aerospace PLC................     1,132
      67    Rolls-Royce PLC (b)..................       239
      18    Smiths Industries PLC (b)............       229
                                                   --------
                                                      1,600
                                                   --------
Airlines (0.1%):
      84    British Airways PLC..................       481
                                                   --------
Appliances & Household Products (0.1%):
      51    EMI Group PLC........................       474
                                                   --------
Banking (1.2%):
      72    Abbey National PLC (b)...............       852
     101    Barclays PLC (b).....................     2,497
     627    HSBC Holdings PLC....................     7,180
                                                   --------
                                                     10,529
                                                   --------
Beverages & Tobacco (0.4%):
      69    British American Tobacco PLC.........       463
      25    Coca-Cola Beverage PLC (b)...........        39
     333    Diageo PLC...........................     2,986
                                                   --------
                                                      3,488
                                                   --------
Brewery (0.1%):
      97    Bass PLC (b).........................     1,088
                                                   --------
Broadcasting/Cable (0.3%):
      94    British Sky Broadcasting Group PLC
              (b)................................     1,834
      86    Carlton Communications PLC...........     1,112
                                                   --------
                                                      2,946
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Building Products (0.0%):
      27    RMC Group PLC (b)....................  $    344
                                                   --------
Chemicals (0.1%):
      40    BOC Group PLC........................       580
      77    Imperial Chemical Industries PLC.....       611
                                                   --------
                                                      1,191
                                                   --------
Construction (0.0%):
     110    Taylor Woodrow PLC...................       251
                                                   --------
Electric Utility (0.0%):
      22    Scottish Power PLC (b)...............       189
                                                   --------
Electrical & Electronic (0.3%):
      31    British Aerospace PLC (b)(c).........         0
     227    Marconin PLC.........................     2,951
                                                   --------
Electronic Components/Instruments (0.0%):
     150    Parthus Technologies PLC (b).........       424
                                                   --------
Energy (0.1%):
      58    Thames Water Ord PLC.................       753
                                                   --------
Financial Services (0.3%):
     214    Lloyds TSB Group PLC (b).............     2,032
     100    Old Mutual PLC (b)...................       221
                                                   --------
                                                      2,253
                                                   --------
Food & Household Products (0.2%):
     110    Cadbury Schweppes PLC................       723
     232    Unilever PLC (b).....................     1,398
                                                   --------
                                                      2,121
                                                   --------
Food Products & Services (0.1%):
      58    Associated British Foods PLC (b).....       404
     187    J Sainsbury PLC (b)..................       847
                                                   --------
                                                      1,251
                                                   --------
Health & Personal Care (0.9%):
     181    Glaxo Wellcome PLC...................     5,270
      65    Zeneca PLC (b).......................     3,015
                                                   --------
                                                      8,285
                                                   --------
Industrial Holding Company (0.1%):
      69    Hanson PLC...........................       493
                                                   --------
Insurance (0.6%):
     109    Allied Zurich PLC (b)................     1,288
     197    Prudential Corp., PLC (b)............     2,889
     161    Royal & Sun Alliance Insurance Group
              PLC (b)............................     1,042
                                                   --------
                                                      5,219
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
 Leisure (0.2%):
     132    Granada Group PLC....................  $  1,302
     200    Ladbroke Group PLC (b)...............       698
      89    Rank Group PLC (b)...................       205
                                                   --------
                                                      2,205
                                                   --------
Manufacturing -- Miscellaneous (0.1%):
     208    Siebe PLC (b)........................       779
                                                   --------
Merchandising (0.1%):
     157    Safeway PLC (b)......................       610
                                                   --------
Metals & Mining (0.2%):
     346    Corus Group PLC......................       503
      96    Rio Tinto PLC........................     1,568
                                                   --------
                                                      2,071
                                                   --------
Oil & Gas (1.1%):
       5    Bookham Technology PLC ADR (b).......       267
     985    British Petroleum Ord PLC............     9,454
                                                   --------
                                                      9,721
                                                   --------
Oil & Gas Exploration, Production & Services (0.2%):
     253    BG Group PLC.........................     1,631
                                                   --------
Pharmaceuticals (0.4%):
     272    SmithKline Beecham PLC (b)...........     3,578
                                                   --------
Printing & Publishing (0.4%):
      40    Reed International PLC (b)...........       349
     191    Reuters Group PLC (b)................     3,261
                                                   --------
                                                      3,610
                                                   --------
Real Estate (0.1%):
     104    Mepc PLC (b).........................       858
                                                   --------
Retail -- General Merchandise (0.1%):
      99    Kingfisher PLC (b)...................       902
      24    Selfridges Ord PLC (b)...............       104
                                                   --------
                                                      1,006
                                                   --------
Retail -- Stores/Catalog (0.4%):
      62    Boots Co., PLC.......................       475
      33    Great Universal Stores PLC...........       209
     212    Marks & Spencer PLC (b)..............       744
     115    Rentokil Initial PLC (b).............       263
     475    Tesco PLC............................     1,475
                                                   --------
                                                      3,166
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
Telecommunications (2.5%):
     429    British Telecommunications PLC.......  $  5,543
     180    Cable & Wireless PLC.................     3,050
     229    Centrica PLC (b).....................       759
      79    National Power PLC (b)...............       501
   2,878    Vodaphone Group PLC (b)..............    11,674
                                                   --------
                                                     21,527
                                                   --------
Telecommunications -- Services and Equipment (0.2%):
      60    Energis PLC (b)......................     2,238
                                                   --------
                                                     99,331
                                                   --------
UNITED STATES (0.2%):
Internet Content (0.2%):
      10    Asiainfo Holdings Inc. (b)...........       447
      45    Starmedia Network, Inc. (b)..........       849
                                                   --------
                                                      1,296
                                                   --------
Oil & Gas Exploration, Production & Services (0.0%):
       4    Transocean Sedco Forex, Inc. (b).....       214
                                                   --------
                                                      1,510
                                                   --------
  Total Common Stocks                               819,235
                                                   --------
CORPORATE BONDS (0.0%):
UNITED KINGDOM (0.0%):
Gas -- Distribution (0.0%):
$     36    BG Transco Holdings PLC, 7.06%,
              12/14/09*..........................        54
      36    BG Transco Holdings PLC, 4.19%,
              12/14/22*..........................        53
      36    BG Transco Holdings PLC, 7.00%,
              12/16/24...........................        53
                                                   --------
                                                        160
                                                   --------
  Total Corporate Bonds                                 160
                                                   --------
PREFERRED STOCKS (0.6%):
AUSTRALIA (0.3%):
Broadcasting & Publishing (0.3%):
     246    News Corp., Ltd......................     2,976
                                                   --------
BRAZIL (0.0%):
Telecommunications -- Services and Equipment (0.0%):
  57,000    Telecomunicacoes Brasileiras SA......         1
   5,232    Telecomunicacoes de Sao V............        98
                                                   --------
                                                         99
                                                   --------
                                                         99
                                                   --------
GERMANY (0.3%):
Computer Software (0.3%):
      12    SAP AG...............................     2,226
                                                   --------

Continued

One Group Mutual Funds
Diversified International Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED                       JUNE 30, 2000
(Amounts in Thousands)

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
PREFERRED STOCKS, CONTINUED:
Germany, continued:
 Gas & Electric Utility (0.0%):
      10    RWE AG...............................  $    266
                                                   --------
                                                      2,492
                                                   --------
SOUTH KOREA (0.0%):
Financial Services (0.0%):
      25    Lg Investment & Securities...........       148
                                                   --------
  Total Preferred Stocks                              5,715
                                                   --------
RIGHTS (0.0%):
MEXICO (0.0%):
Building Products (0.0%):
      27    Cemex SA de OV ADR (b)...............         7
                                                   --------
SWEDEN (0.0%):
Automotive (0.0%):
      33    Volvo AB (b).........................        29
                                                   --------
  Total Rights                                           36
                                                   --------
WARRANTS (0.0%):
SINGAPORE (0.0%):
Telecommunications -- Services and Equipment (0.0%):
      15    MMI Holdings Ltd. (b)................         2
                                                   --------
THAILAND (0.0%):
Banking (0.0%):
      28    Siam Commercial Bank Warrants
              (b)(c).............................         0
                                                   --------
  Total Warrants                                          2
                                                   --------
U.S. TREASURY OBLIGATIONS (0.2%):
U.S. Treasury Notes (0.2%):
$  1,150    6.13%, 7/31/00 (d)...................     1,151
     300    6.25%, 8/31/00 (d)...................       300
                                                   --------
  Total U.S. Treasury Obligations                     1,451
                                                   --------

 SHARES
   OR
PRINCIPAL                                           MARKET
 AMOUNT             SECURITY DESCRIPTION            VALUE
---------   -------------------------------------  --------
INVESTMENT COMPANIES (3.9%):
UNITED STATES (3.9%):
  35,305    One Group Prime Money Market Fund,
              Class I............................  $ 35,305
                                                   --------
  Total Investment Companies                         35,305
                                                   --------
REPURCHASE AGREEMENTS (2.1%):
$ 18,627    State Street Bank and Trust, 6.45%,
              7/3/00, (Collateralized by $20,570
              U.S. Government security, 5.82%,
              5/6/09, market value $19,011)......    18,627
                                                   --------
  Total Repurchase Agreements                        18,627
                                                   --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (12.4%):
Repurchase Agreements (12.4%):
     750    Lehman Brothers, 7.18%, 7/3/00,
              (Collateralized by $773 Galaxy
              Funding Commercial Paper, 0.00%,
              10/10/00, market value $773).......       750
 110,305    Lehman Brothers, 7.38%, 7/3/00,
              (Collateralized by various equity
              securities, market value
              $116,916)..........................   110,305
                                                   --------
  Total Short-Term Securities Held as Collateral
    for Securities Lending                          111,055
                                                   --------
Total (Cost $724,835) (a)                          $991,586
                                                   ========

------------
Percentages indicated are based on net assets of $895,361.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $3,518. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $337,688
                   Unrealized depreciation......................   (74,455)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $263,233
                                                                  ========

(b) Non-income producing securities.

(c) Rounds to less than 1,000.

(d) Serves as collateral for Futures Contracts.

 * The interest rate for this variable rate security, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2000
(Amounts in Thousands, except per share amounts)

                                                        SMALL CAP      SMALL CAP       MID CAP         MID CAP        DIVERSIFIED
                                                         GROWTH          VALUE          GROWTH          VALUE           MID CAP
                                                          FUND           FUND            FUND            FUND            FUND
                                                        ---------      ---------      ----------      ----------      -----------
ASSETS:
Investments, at cost..................................  $354,653       $207,011       $2,298,181      $1,083,874      $  941,854
Unrealized appreciation (depreciation) from
  investments.........................................    51,519         (2,994)         421,522           1,207         220,707
                                                        --------       --------       ----------      ----------      ----------
Investments, at value.................................   406,172        204,017        2,719,703       1,085,081       1,162,561
Cash..................................................        --             --               32               1               1
Interest and dividends receivable.....................       149            291              990           1,120             769
Receivable for capital shares issued..................       220             20            1,733           3,578              54
Receivable from brokers for investments sold..........    43,455          1,556          202,249         167,320           1,056
Net receivable for variation margin on futures
  contracts...........................................       260             --               --              --              --
Prepaid expenses and other assets.....................         7              6               10               8               8
                                                        --------       --------       ----------      ----------      ----------
TOTAL ASSETS..........................................   450,263        205,890        2,924,717       1,257,108       1,164,449
                                                        --------       --------       ----------      ----------      ----------
LIABILITIES:
Dividends payable.....................................        --            760               --           2,338             621
Payable to brokers for investments purchased..........    52,340          1,272          218,178         118,331           1,881
Payable for capital shares redeemed...................        44             28              163             121             105
Payable for return of collateral received for
  securities on loan..................................    43,388          6,391          354,895          48,785         103,236
Options written, at value (premiums received $785)....        --             --               --             402              --
Accrued expenses and other payables:
  Investment advisory fees............................       208            100            1,371             647             533
  Administration fees.................................        23             13              158              74              72
  Distribution fees...................................        37              5              375              49              52
  Other...............................................       126             92              318             327             487
                                                        --------       --------       ----------      ----------      ----------
TOTAL LIABILITIES.....................................    96,166          8,661          575,458         171,074         106,987
                                                        --------       --------       ----------      ----------      ----------
NET ASSETS:
Capital...............................................   279,854        204,321        1,617,953       1,039,989         646,437
Undistributed (distributions in excess of) net
  investment income...................................        (1)             6              (14)            (26)            (18)
Accumulated undistributed net realized gains (losses)
  from investments, options and futures
  transactions........................................    23,159         (4,104)         309,798          44,481         190,336
Net unrealized appreciation (depreciation) from
  investments, options and futures....................    51,085         (2,994)         421,522           1,590         220,707
                                                        --------       --------       ----------      ----------      ----------
NET ASSETS............................................  $354,097       $197,229       $2,349,259      $1,086,034      $1,057,462
                                                        ========       ========       ==========      ==========      ==========
NET ASSETS:
  Class I.............................................  $253,626       $179,923       $1,624,824      $  963,410      $  832,959
  Class A.............................................    71,858         14,725          343,284          88,721         217,623
  Class B.............................................    27,843          2,531          316,729          33,734           6,771
  Class C.............................................       770             50           64,422             169             109
                                                        --------       --------       ----------      ----------      ----------
Total.................................................  $354,097       $197,229       $2,349,259      $1,086,034      $1,057,462
                                                        ========       ========       ==========      ==========      ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I.............................................    19,549         13,093           54,649          71,684          38,410
  Class A.............................................     5,566          1,089           11,744           6,579          10,122
  Class B.............................................     2,252            194           11,656           2,529             836
  Class C.............................................        61              4            2,215              13              13
                                                        --------       --------       ----------      ----------      ----------
Total.................................................    27,428         14,380           80,264          80,805          49,381
                                                        ========       ========       ==========      ==========      ==========
Net Asset Value
  Class I -- offering and redemption price per
    share.............................................  $  12.97       $  13.74       $    29.73      $    13.44      $    21.69
                                                        ========       ========       ==========      ==========      ==========
  Class A -- Redemption price per share...............  $  12.91       $  13.52       $    29.23      $    13.48      $    21.50
                                                        ========       ========       ==========      ==========      ==========
    Maximum sales charge..............................      5.25%          5.25%            5.25%           5.25%           5.25%
                                                        ========       ========       ==========      ==========      ==========
    Maximum offering price per share
      (100%/(100% -- maximum sales charge) of net
      asset value adjusted to nearest cent)...........  $  13.63       $  14.27       $    30.85      $    14.23      $    22.69
                                                        ========       ========       ==========      ==========      ==========
  Class B -- Offering price per share (a).............  $  12.36       $  13.07       $    27.17      $    13.34      $     8.10
                                                        ========       ========       ==========      ==========      ==========
  Class C -- Offering price per share (a).............  $  12.62       $  13.05       $    29.09      $    13.35      $     8.09
                                                        ========       ========       ==========      ==========      ==========

------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2000
(Amounts in Thousands, except per share amounts)

                                                          LARGE CAP       LARGE CAP        EQUITY       DIVERSIFIED
                                                            GROWTH          VALUE          INCOME         EQUITY         BALANCED
                                                             FUND            FUND           FUND           FUND            FUND
                                                          ----------      ----------      --------      -----------      --------
ASSETS:
Investments, at cost....................................  $3,351,850      $1,580,758      $475,487      $1,697,086       $503,941
Unrealized appreciation (depreciation) from
  investments...........................................   1,816,637         135,689       358,813         681,873         87,447
                                                          ----------      ----------      --------      ----------       --------
Investments, at value...................................   5,168,487       1,716,447       834,300       2,378,959        591,388
Interest and dividends receivable.......................       2,450           2,324         1,220           1,535          2,420
Receivable for capital shares issued....................       1,783             312            89             472            542
Receivable from brokers for investments sold............     442,386          87,153         4,361              --              2
Prepaid expenses and other assets.......................          15               9             8              10              7
                                                          ----------      ----------      --------      ----------       --------
TOTAL ASSETS............................................   5,615,121       1,806,245       839,978       2,380,976        594,359
                                                          ----------      ----------      --------      ----------       --------
LIABILITIES:
Dividends payable.......................................          --           3,169            --             322            911
Payable to brokers for investments purchased............     492,214         133,505            --          10,612            562
Payable for capital shares redeemed.....................         518              34           205             324            190
Payable for return of collateral received for securities
  on loan...............................................     303,482         119,991         7,535         101,359         17,969
Accrued expenses and other payables:
  Investment advisory fees..............................       2,645             962           510           1,338            255
  Administration fees...................................         314             105            56             150             39
  Distribution fees.....................................         956              33           142             120            272
  Other.................................................         539             259           463             398            180
                                                          ----------      ----------      --------      ----------       --------
TOTAL LIABILITIES.......................................     800,668         258,058         8,911         114,623         20,378
                                                          ----------      ----------      --------      ----------       --------
NET ASSETS:
Capital.................................................   2,855,972       1,395,217       412,486       1,549,010        497,316
Undistributed (distributions in excess of) net
  investment income.....................................         (36)             72           (11)            (54)            23
Accumulated undistributed net realized gains (losses)
  from investments, options and futures transactions....     141,880          17,209        59,779          35,524        (10,805)
Net unrealized appreciation (depreciation) from
  investments, options and futures......................   1,816,637         135,689       358,813         681,873         87,447
                                                          ----------      ----------      --------      ----------       --------
NET ASSETS..............................................  $4,814,453      $1,548,187      $831,067      $2,266,353       $573,981
                                                          ==========      ==========      ========      ==========       ========
NET ASSETS:
  Class I...............................................  $3,118,107      $1,474,666      $584,810      $1,895,968       $139,496
  Class A...............................................     662,088          45,190       102,783         298,378        135,367
  Class B...............................................     978,576          25,795       142,259          55,227        298,355
  Class C...............................................      55,682           2,536         1,215          16,780            763
                                                          ----------      ----------      --------      ----------       --------
Total...................................................  $4,814,453      $1,548,187      $831,067      $2,266,353       $573,981
                                                          ==========      ==========      ========      ==========       ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I...............................................     116,884          95,130        27,521         125,976          9,973
  Class A...............................................      24,146           2,894         4,850          19,888          9,670
  Class B...............................................      37,436           1,653         6,701           3,757         21,224
  Class C...............................................       2,149             163            57           1,134             54
                                                          ----------      ----------      --------      ----------       --------
Total...................................................     180,615          99,840        39,129         150,755         40,921
                                                          ==========      ==========      ========      ==========       ========
Net Asset Value
  Class I -- offering and redemption price per share....  $    26.68      $    15.50      $  21.25      $    15.05       $  13.99
                                                          ==========      ==========      ========      ==========       ========
  Class A -- Redemption price per share.................  $    27.42      $    15.61      $  21.19      $    15.00       $  14.00
                                                          ==========      ==========      ========      ==========       ========
    Maximum sales charge................................        5.25%           5.25%         5.25%           5.25%          5.25%
                                                          ==========      ==========      ========      ==========       ========
    Maximum offering price per share
      (100%/(100% -- maximum sales charge) of net asset
      value adjusted to nearest cent)...................  $    28.94      $    16.47      $  22.36      $    15.83       $  14.78
                                                          ==========      ==========      ========      ==========       ========
  Class B -- Offering price per share (a)...............  $    26.14      $    15.61      $  21.23      $    14.70       $  14.06
                                                          ==========      ==========      ========      ==========       ========
  Class C -- Offering price per share (a)...............  $    25.91      $    15.58      $  21.26      $    14.80       $  14.06
                                                          ==========      ==========      ========      ==========       ========

------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                               JUNE 30, 2000
(Amounts in Thousands, except per share amounts)

                                                                   EQUITY          MARKET        INTERNATIONAL       DIVERSIFIED
                                                                   INDEX         EXPANSION          EQUITY          INTERNATIONAL
                                                                    FUND         INDEX FUND       INDEX FUND            FUND
                                                                 ----------      ----------      -------------      -------------
ASSETS:
Investments, at cost.......................................      $2,258,682       $31,826         $  764,235         $  724,835
Unrealized appreciation (depreciation) from investments....       1,659,545         3,150            284,322            266,751
                                                                 ----------       -------         ----------         ----------
Investments, at value......................................       3,918,227        34,976          1,048,557            991,586
Cash.......................................................              --            86                 --                  1
Foreign Currency, at value (cost $0; $0; $2,965;
  $13,148).................................................              --            --              2,979             13,122
Interest and dividends receivable..........................           3,181            23              1,930              2,876
Receivable for capital shares issued.......................           1,366           102                 69                109
Receivable from brokers for investments sold...............          23,034           179              2,036              3,628
Net receivable for variation margin on futures contracts...             207            18                151                 61
Tax reclaim receivable.....................................              --            --                335                531
Prepaid expenses and other assets..........................              13             6                  8                  8
                                                                 ----------       -------         ----------         ----------
TOTAL ASSETS...............................................       3,946,028        35,390          1,056,065          1,011,922
                                                                 ----------       -------         ----------         ----------
LIABILITIES:
Cash Overdraft.............................................             771            --                 --                 --
Dividends payable..........................................           5,770            61                 --                 --
Payable to brokers for investments purchased...............          17,815            --                  1              4,064
Payable for capital shares redeemed........................             536            --                189                 58
Payable for return of collateral received for securities on
  loan.....................................................         203,114         1,845            150,714            111,055
Accrued expenses and other payables:
  Investment advisory fees.................................             447             4                416                563
  Administration fees......................................             153             1                 60                 59
  Distribution fees........................................             862             3                 51                 14
  Other....................................................             954            36                561                748
                                                                 ----------       -------         ----------         ----------
TOTAL LIABILITIES..........................................         230,422         1,950            151,992            116,561
                                                                 ----------       -------         ----------         ----------
NET ASSETS:
Capital....................................................       2,088,596        27,449            626,217            612,937
Undistributed (distributions in excess of) net investment
  income...................................................             (34)           --             (2,117)             1,059
Accumulated undistributed net realized gains (losses) from
  investments, options and futures transactions............         (32,625)        2,883             (4,415)            14,692
Net unrealized appreciation (depreciation) from
  investments, options, futures and translation of assets
  and liabilities in foreign currencies....................       1,659,669         3,108            284,388            266,673
                                                                 ----------       -------         ----------         ----------
NET ASSETS.................................................      $3,715,606       $33,440         $  904,073         $  895,361
                                                                 ==========       =======         ==========         ==========
NET ASSETS:
  Class I..................................................      $1,987,505       $28,699         $  795,657         $  851,758
  Class A..................................................         903,371         2,066             67,967             35,605
  Class B..................................................         691,700         2,495             29,007              7,269
  Class C..................................................         133,030           180             11,442                729
                                                                 ----------       -------         ----------         ----------
Total......................................................      $3,715,606       $33,440         $  904,073         $  895,361
                                                                 ==========       =======         ==========         ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I..................................................          59,842         3,164             36,748             47,398
  Class A..................................................          27,208           228              3,138              1,989
  Class B..................................................          20,903           273              1,406                438
  Class C..................................................           4,014            20                535                 44
                                                                 ----------       -------         ----------         ----------
Total......................................................         111,967         3,685             41,827             49,869
                                                                 ==========       =======         ==========         ==========
Net Asset Value
  Class I -- offering and redemption price per share.......      $    33.21       $  9.07         $    21.65         $    17.97
                                                                 ==========       =======         ==========         ==========
  Class A -- Redemption price per share....................      $    33.20       $  9.06         $    21.66         $    17.90
                                                                 ==========       =======         ==========         ==========
    Maximum sales charge...................................            5.25%         5.25%              5.25%              5.25%
                                                                 ==========       =======         ==========         ==========
    Maximum offering price per share (100%/(100% -- maximum
      sales charge) of net asset value adjusted to nearest
      cent)................................................      $    35.04       $  9.56         $    22.86         $    18.89
                                                                 ==========       =======         ==========         ==========
  Class B -- Offering price per share (a)..................      $    33.09       $  9.15         $    20.63         $    16.60
                                                                 ==========       =======         ==========         ==========
  Class C -- Offering price per share (a)..................      $    33.14       $  8.96         $    21.39         $    16.57
                                                                 ==========       =======         ==========         ==========

------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2000
(Amounts in Thousands)

                                                                SMALL CAP    SMALL CAP    MID CAP
                                                                 GROWTH        VALUE       GROWTH
                                                                  FUND         FUND         FUND
                                                                ---------    ---------    --------
INVESTMENT INCOME:
Interest income.............................................     $   105     $     22     $    239
Discount accretion..........................................         488           --        1,051
Dividend income.............................................       1,238        3,708        9,033
Income from securities lending..............................         157           21          765
                                                                 -------     --------     --------
Total Income................................................       1,988        3,751       11,088
                                                                 -------     --------     --------
EXPENSES:
Investment advisory fees....................................       1,798        1,575       13,265
Administration fees.........................................         392          343        2,928
Distribution fees (Class A).................................         165           72          799
Distribution fees (Class B).................................         178           28        2,081
Distribution fees (Class C).................................           4           --(a)       389
Custodian fees..............................................          44           37          101
Legal and audit fees........................................          10           13           22
Trustees' fees and expenses.................................           6            8           25
Transfer agent fees.........................................         259          186        1,411
Registration and filing fees................................          38           35          105
Printing costs..............................................          18           18          117
Amortization of deferred organization costs.................          --            8           --
Other.......................................................          13           17           34
                                                                 -------     --------     --------
Total expenses before waivers...............................       2,925        2,340       21,277
Less waivers................................................         (82)        (285)        (228)
                                                                 -------     --------     --------
Net Expenses................................................       2,843        2,055       21,049
                                                                 -------     --------     --------
Net Investment Income (Loss)................................        (855)       1,696       (9,961)
                                                                 -------     --------     --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS, OPTIONS
  AND FUTURES:
Net realized gains (losses) from investments, options and
  futures transactions......................................      34,873        7,666      444,613
Net change in unrealized appreciation (depreciation) from
  investments, options and futures..........................      34,460      (22,000)     130,606
                                                                 -------     --------     --------
Net realized/unrealized gains (losses) from investments,
  options and futures.......................................      69,333      (14,334)     575,219
                                                                 -------     --------     --------
Change in net assets resulting from operations..............     $68,478     $(12,638)    $565,258
                                                                 =======     ========     ========

------------
(a) Amount is less than $1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2000
(Amounts in Thousands)

                                                           MID CAP     DIVERSIFIED    LARGE CAP    LARGE CAP
                                                            VALUE        MID CAP       GROWTH        VALUE
                                                             FUND         FUND          FUND         FUND
                                                           --------    -----------    ---------    ---------
INVESTMENT INCOME:
Interest income..........................................  $     27     $     416     $    154     $      64
Discount accretion.......................................        32           138        3,797            --
Dividend income..........................................    20,035        11,357       31,327        22,235
Income from securities lending...........................       148           216          863           255
                                                           --------     ---------     --------     ---------
Total Income.............................................    20,242        12,127       36,141        22,554
                                                           --------     ---------     --------     ---------
EXPENSES:
Investment advisory fees.................................     7,921         8,141       30,443         9,360
Administration fees......................................     1,726         1,775        7,158         2,041
Distribution fees (Class A)..............................       354           775        1,951           151
Distribution fees (Class B)..............................       359            60        7,838           266
Distribution fees (Class C)..............................         1             1          304            11
Custodian fees...........................................        61            57          125            55
Legal and audit fees.....................................        20            22           43            18
Trustees' fees and expenses..............................        20            22           57            19
Transfer agent fees......................................       719           774        3,194           411
Registration and filing fees.............................        42            93          345           118
Printing costs...........................................        75            83          267            80
Other....................................................        40            36           72            27
                                                           --------     ---------     --------     ---------
Total expenses before waivers............................    11,338        11,839       51,797        12,557
Less waivers.............................................      (390)       (1,762)        (558)          (43)
                                                           --------     ---------     --------     ---------
Net Expenses.............................................    10,948        10,077       51,239        12,514
                                                           --------     ---------     --------     ---------
Net Investment Income (Loss).............................     9,294         2,050      (15,098)       10,040
                                                           --------     ---------     --------     ---------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
  OPTIONS AND FUTURES:
Net realized gains (losses) from investments, options and
  futures transactions...................................    65,409       274,400      283,146        55,328
Net change in unrealized appreciation (depreciation) from
  investments, options and futures.......................   (84,105)     (139,967)     359,063      (131,899)
                                                           --------     ---------     --------     ---------
Net realized/unrealized gains (losses) from investments,
  options and futures....................................   (18,696)      134,433      642,209       (76,571)
                                                           --------     ---------     --------     ---------
Change in net assets resulting from operations...........  $ (9,402)    $ 136,483     $627,111     $ (66,531)
                                                           ========     =========     ========     =========

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2000
(Amounts in Thousands)

                                                             EQUITY      DIVERSIFIED                 EQUITY
                                                             INCOME        EQUITY       BALANCED     INDEX
                                                              FUND          FUND          FUND        FUND
                                                            ---------    -----------    --------    --------
INVESTMENT INCOME:
Interest income...........................................  $     874     $     34      $17,789     $      2
Discount accretion........................................         36           18          630        1,270
Premium amortization......................................        (72)          --       (1,412)          --
Dividend income...........................................     24,943       25,748        4,284       42,775
Income from securities lending............................        204          534          144          710
                                                            ---------     --------      -------     --------
Total Income..............................................     25,985       26,334       21,435       44,757
                                                            ---------     --------      -------     --------
EXPENSES:
Investment advisory fees..................................      8,211       16,499        3,796       10,334
Administration fees.......................................      1,790        3,697          942        5,556
Distribution fees (Class A)...............................        412        1,091          405        2,853
Distribution fees (Class B)...............................      1,703          527        2,735        6,120
Distribution fees (Class C)...............................          9          135           --(a)       989
Custodian fees............................................         52           85           45          134
Legal and audit fees......................................         21           29           12           39
Trustees' fees and expenses...............................         22           34           10           48
Transfer agent fees.......................................        827          977          766        2,863
Registration and filing fees..............................         41          169          106          323
Printing costs............................................         77          144           36          224
Interest expense..........................................         --            8           --           --
Other.....................................................         40           51           36           76
                                                            ---------     --------      -------     --------
Total expenses before waivers.............................     13,205       23,446        8,889       29,559
Less waivers..............................................     (1,125)        (312)        (757)      (8,232)
                                                            ---------     --------      -------     --------
Net Expenses..............................................     12,080       23,134        8,132       21,327
                                                            ---------     --------      -------     --------
Net Investment Income (Loss)..............................     13,905        3,200       13,303       23,430
                                                            ---------     --------      -------     --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
  OPTIONS AND FUTURES:
Net realized gains (losses) from investments, options and
  futures transactions....................................     99,367       41,966       (9,384)     (10,227)
Net change in unrealized appreciation (depreciation) from
  investments, options and futures........................   (231,975)      66,723       25,774      214,455
                                                            ---------     --------      -------     --------
Net realized/unrealized gains (losses) from investments,
  options and futures.....................................   (132,608)     108,689       16,390      204,228
                                                            ---------     --------      -------     --------
Change in net assets resulting from operations............  $(118,703)    $111,889      $29,693     $227,658
                                                            =========     ========      =======     ========

------------
(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                YEAR ENDED JUNE 30, 2000
(Amounts in Thousands)

                                                                MARKET      INTERNATIONAL     DIVERSIFIED
                                                              EXPANSION        EQUITY        INTERNATIONAL
                                                              INDEX FUND     INDEX FUND          FUND
                                                              ----------    -------------    -------------
INVESTMENT INCOME:
Interest income.............................................   $    19        $      8         $    184
Discount accretion..........................................        14              23                2
Premium amortization........................................        --              (2)             (16)
Dividend income.............................................       335          13,499           13,436
Income from securities lending..............................         6           1,046              615
Foreign tax withholding.....................................        --          (1,675)          (1,625)
                                                               -------        --------         --------
Total Income................................................       374          12,899           12,596
                                                               -------        --------         --------
EXPENSES:
Investment advisory fees....................................       101           4,645            6,041
Administration fees.........................................        46           1,362            1,218
Distribution fees (Class A).................................         4             229              127
Distribution fees (Class B).................................        14             245               45
Distribution fees (Class C).................................         1              71                2
Custodian fees..............................................        27             496              484
Legal and audit fees........................................        10              16               15
Trustees' fees and expenses.................................         3              15               13
Transfer agent fees.........................................        12             380              187
Registration and filing fees................................        31              62               55
Printing costs..............................................         4              61               53
Interest expense............................................         1               1                1
Other.......................................................        39             127               66
                                                               -------        --------         --------
Total expenses before waivers...............................       293           7,710            8,307
Less waivers................................................      (110)            (65)            (273)
                                                               -------        --------         --------
Net Expenses................................................       183           7,645            8,034
                                                               -------        --------         --------
Net Investment Income (Loss)................................       191           5,254            4,562
                                                               -------        --------         --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS, OPTIONS
  AND FUTURES:
Net realized gains (losses) from investments, options and
  futures transactions......................................     4,703           5,148           38,130
Capital contributions from Investment Advisor...............        67              --               --
Net change in unrealized appreciation (depreciation) from
  investments, options and futures..........................    (1,695)        125,302           84,198
                                                               -------        --------         --------
Net realized/unrealized gains (losses) from investments,
  options and futures.......................................     3,075         130,450          122,328
                                                               -------        --------         --------
Change in net assets resulting from operations..............   $ 3,266        $135,704         $126,890
                                                               =======        ========         ========

See notes to financial statements.

                                       148
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                                 SMALL CAP                        SMALL CAP
                                                                GROWTH FUND                       VALUE FUND
                                                            --------------------    --------------------------------------
                                                              YEAR        YEAR        YEAR      SIX MONTHS        YEAR
                                                             ENDED       ENDED       ENDED        ENDED          ENDED
                                                            JUNE 30,    JUNE 30,    JUNE 30,     JUNE 30,     DECEMBER 31,
                                                              2000        1999        2000       1999 (a)         1998
                                                            --------    --------    --------    ----------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)..........................  $   (855)   $   (136)   $  1,696     $   (534)      $ (1,480)
    Net realized gains (losses) from investments, options
      and futures transactions............................    34,873      11,042       7,666       (8,680)         5,058
    Net change in unrealized appreciation (depreciation)
      from investments, options and futures...............    34,460      (9,010)    (22,000)      (6,643)       (21,720)
                                                            --------    --------    --------     --------       --------
Change in net assets resulting from operations............    68,478       1,896     (12,638)     (15,857)       (18,142)
                                                            --------    --------    --------     --------       --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income............................        --          --      (1,525)          --             (8)
    From net realized gains from investment
      transactions........................................   (11,329)    (11,315)         --       (1,455)        (7,930)
    In excess of net realized gains from investment
      transactions........................................        --          --          --           --         (1,315)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income............................        --          --        (154)          --             --(b)
    From net realized gains from investment
      transactions........................................    (3,893)     (2,155)         --         (168)          (918)
    In excess of net realized gains from investment
      transactions........................................        --          --          --           --           (152)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income............................        --          --         (11)          --             --
    From net realized gains from investment
      transactions........................................    (1,301)       (932)         --          (21)          (114)
    In excess of net realized gains from investment
      transactions........................................        --          --          --           --            (19)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income............................        --          --          (1)          --             --
    From net realized gains from investment
      transactions........................................       (16)         (6)         --           --             --
                                                            --------    --------    --------     --------       --------
Change in net assets from shareholder distributions.......   (16,539)    (14,408)     (1,691)      (1,644)       (10,456)
                                                            --------    --------    --------     --------       --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions............   138,696      30,732     (65,085)     (18,841)       100,041
                                                            --------    --------    --------     --------       --------
Change in net assets......................................   190,635      18,220     (79,414)     (36,342)        71,443
NET ASSETS:
    Beginning of period...................................   163,462     145,242     276,643      312,985        241,542
                                                            --------    --------    --------     --------       --------
    End of period.........................................  $354,097    $163,462    $197,229     $276,643       $312,985
                                                            ========    ========    ========     ========       ========

------------

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund.

(b) Amount is less than $1,000.

See notes to financial statements.

                                       149
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                         MID CAP                     MID CAP                           DIVERSIFIED
                                       GROWTH FUND                  VALUE FUND                         MID CAP FUND
                                 ------------------------    ------------------------    ----------------------------------------
                                    YEAR          YEAR          YEAR          YEAR          YEAR       SIX MONTHS        YEAR
                                   ENDED         ENDED         ENDED         ENDED         ENDED         ENDED          ENDED
                                  JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,     DECEMBER 31,
                                    2000          1999          2000          1999          2000        1999 (a)         1998
                                 ----------    ----------    ----------    ----------    ----------    ----------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income
      (loss)...................  $   (9,961)   $   (5,489)   $    9,294    $    7,325    $    2,050    $    (840)     $   (1,708)
    Net realized gains (losses)
      from investments, options
      and futures
      transactions.............     444,613       253,940        65,409       134,821       274,400      121,086          68,219
    Net change in unrealized
      appreciation
      (depreciation) from
      investments, options and
      futures..................     130,606        73,586       (84,105)      (60,099)     (139,967)     (27,196)        (17,120)
                                 ----------    ----------    ----------    ----------    ----------    ----------     ----------
Change in net assets resulting
  from operations..............     565,258       322,037        (9,402)       82,047       136,483       93,050          49,391
                                 ----------    ----------    ----------    ----------    ----------    ----------     ----------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
    From net investment
      income...................          --            --        (8,632)       (7,181)       (1,841)          --              --
    From net realized gains
      from investment
      transactions.............    (185,165)     (108,930)      (87,055)      (88,001)     (126,977)      (2,582)        (52,983)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment
      income...................          --            --          (652)         (204)         (218)          --              --
    From net realized gains
      from investment
      transactions.............     (29,286)      (13,351)       (9,254)       (4,201)      (31,194)        (720)        (18,434)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment
      income...................          --            --           (19)           42            (9)          --              --
    From net realized gains
      from investment
      transactions.............     (27,542)      (12,611)       (3,405)       (4,305)       (1,750)         (37)           (819)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment
      income...................          --            --            --(b)         --            --(b)        --              --
    From net realized gains
      from investment
      transactions.............      (4,995)         (277)           (3)           --           (25)          --              --
                                 ----------    ----------    ----------    ----------    ----------    ----------     ----------
Change in net assets from
  shareholder distributions....    (246,988)     (135,169)     (109,020)     (103,850)     (162,014)      (3,339)        (72,236)
                                 ----------    ----------    ----------    ----------    ----------    ----------     ----------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions.........     542,616       244,939       (17,191)      549,241      (152,892)    (126,470)        253,835
                                 ----------    ----------    ----------    ----------    ----------    ----------     ----------
Change in net assets...........     860,886       431,807      (135,613)      527,438      (178,423)     (36,759)        230,990
NET ASSETS:
    Beginning of period........   1,488,373     1,056,566     1,221,647       694,209     1,235,885    1,272,644       1,041,654
                                 ----------    ----------    ----------    ----------    ----------    ----------     ----------
    End of period..............  $2,349,259    $1,488,373    $1,086,034    $1,221,647    $1,057,462    $1,235,885     $1,272,644
                                 ==========    ==========    ==========    ==========    ==========    ==========     ==========

------------

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999, represent the Pegasus Mid Cap Opportunity Fund.

(b) Amount is less than $1,000.

See notes to financial statements.

                                       150
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                        LARGE CAP                   LARGE CAP                     EQUITY
                                                       GROWTH FUND                  VALUE FUND                 INCOME FUND
                                                 ------------------------    ------------------------    ------------------------
                                                    YEAR          YEAR          YEAR          YEAR          YEAR          YEAR
                                                   ENDED         ENDED         ENDED         ENDED         ENDED         ENDED
                                                  JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                    2000          1999          2000          1999          2000          1999
                                                 ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)...............  $  (15,098)   $   (3,789)   $   10,040    $   10,081    $   13,905    $   12,985
    Net realized gains (losses) from
      investments, options and futures
      transactions.............................     283,146       440,956        55,328        76,731        99,367        43,431
    Net change in unrealized appreciation
      (depreciation) from investments, options
      and futures..............................     359,063       199,952      (131,899)       72,181      (231,975)       67,316
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Change in net assets resulting from
  operations...................................     627,111       637,119       (66,531)      158,993      (118,703)      123,732
                                                 ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income.................          --            --        (9,815)       (9,801)      (11,689)      (10,930)
    From net realized gains from investment
      transactions.............................    (372,992)     (158,144)      (97,087)      (50,121)      (35,889)      (47,232)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income.................          --            --          (225)         (176)       (1,417)       (1,362)
    From net realized gains from investment
      transactions.............................     (63,960)      (20,892)       (3,992)       (1,030)       (5,172)       (8,323)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income.................          --            --           (10)          (63)         (942)         (736)
    From net realized gains from investment
      transactions.............................     (89,603)      (31,268)       (2,380)       (1,092)       (7,511)      (12,186)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income.................          --            --            (1)           --(a)         (5)           (3)
    From net realized gains from investment
      transactions.............................      (3,011)          (70)          (92)           --           (35)          (59)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Change in net assets from shareholder
  distributions................................    (529,566)     (210,374)     (113,602)      (62,283)      (62,660)      (80,831)
                                                 ----------    ----------    ----------    ----------    ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions.................................     590,743     1,708,792       579,174       226,934      (440,845)      434,206
                                                 ----------    ----------    ----------    ----------    ----------    ----------
Change in net assets...........................     688,288     2,135,537       399,041       323,644      (622,208)      477,107
NET ASSETS:
    Beginning of period........................   4,126,165     1,990,628     1,149,146       825,502     1,453,275       976,168
                                                 ----------    ----------    ----------    ----------    ----------    ----------
    End of period..............................  $4,814,453    $4,126,165    $1,548,187    $1,149,146    $  831,067    $1,453,275
                                                 ==========    ==========    ==========    ==========    ==========    ==========

------------
(a) Amount is less than $1,000.

See notes to financial statements.

                                       151
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                           DIVERSIFIED                 BALANCED                   EQUITY
                                                           EQUITY FUND                   FUND                   INDEX FUND
                                                     ------------------------    --------------------    ------------------------
                                                        YEAR          YEAR         YEAR        YEAR         YEAR          YEAR
                                                       ENDED         ENDED        ENDED       ENDED        ENDED         ENDED
                                                      JUNE 30,      JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,      JUNE 30,
                                                        2000          1999         2000        1999         2000          1999
                                                     ----------    ----------    --------    --------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
    Net investment income (loss)...................  $    3,200    $    4,263    $ 13,303    $  9,706    $   23,430    $   14,879
    Net realized gains (losses) from investments,
      options and futures transactions.............      41,966       136,825      (9,384)     36,794       (10,227)       51,142
    Net change in unrealized appreciation
      (depreciation) from investments, options and
      futures......................................      66,723       106,078      25,774      10,119       214,455       316,773
                                                     ----------    ----------    --------    --------    ----------    ----------
Change in net assets resulting from operations.....     111,889       247,166      29,693      56,619       227,658       382,794
                                                     ----------    ----------    --------    --------    ----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
    From net investment income.....................      (3,132)       (4,039)     (5,409)     (5,594)      (17,724)      (10,744)
    From net realized gains from investment
      transactions.................................    (111,989)      (39,245)     (7,817)    (11,900)      (26,072)      (22,635)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
    From net investment income.....................        (122)         (325)     (2,990)     (1,473)       (5,572)       (3,111)
    From net realized gains from investment
      transactions.................................     (18,508)       (5,119)     (4,313)     (3,890)      (11,145)       (8,189)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
    From net investment income.....................          --            --      (4,931)     (2,613)         (247)         (876)
    From net realized gains from investment
      transactions.................................      (3,116)       (1,734)    (10,307)     (9,427)       (8,356)      (12,709)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
    From net investment income.....................          --            --          (1)         --           (46)          (63)
    From net realized gains from investment
      transactions.................................        (821)         (106)         --          --        (1,322)         (354)
                                                     ----------    ----------    --------    --------    ----------    ----------
Change in net assets from shareholder
  distributions....................................    (137,688)      (50,568)    (35,768)    (34,897)      (70,484)      (58,681)
                                                     ----------    ----------    --------    --------    ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions.....    (198,586)    1,556,565      31,739     255,939       376,341     1,613,200
                                                     ----------    ----------    --------    --------    ----------    ----------
Change in net assets...............................    (224,385)    1,753,163      25,664     277,661       533,515     1,937,313
NET ASSETS:
    Beginning of period............................   2,490,738       737,575     548,317     270,656     3,182,091     1,244,778
                                                     ----------    ----------    --------    --------    ----------    ----------
    End of period..................................  $2,266,353    $2,490,738    $573,981    $548,317    $3,715,606    $3,182,091
                                                     ==========    ==========    ========    ========    ==========    ==========

See notes to financial statements.

                                       152
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--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
(Amounts in Thousands)

                                                   MARKET                    INTERNATIONAL EQUITY
                                              EXPANSION INDEX                     INDEX FUND
                                   --------------------------------------    --------------------
                                     YEAR      SIX MONTHS      JULY 31,        YEAR        YEAR
                                    ENDED        ENDED         1998 TO        ENDED       ENDED
                                   JUNE 30,     JUNE 30,     DECEMBER 31,    JUNE 30,    JUNE 30,
                                     2000       1999 (a)       1998 (b)        2000        1999
                                   --------    ----------    ------------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income
     (loss)......................  $   191      $    86        $    76       $  5,254    $  6,431
   Net realized gains (losses)
     from investments, options
     and futures transactions....    4,703        5,281          1,751          5,148      38,944
   Capital contributions from
     Investment Advisor..........       67           --             --             --          --
   Net change in unrealized
     appreciation (depreciation)
     from investments, options
     and futures.................   (1,695)      (4,171)           524        125,302      25,206
                                   -------      -------        -------       --------    --------
Change in net assets resulting
 from operations.................    3,266        1,196          2,351        135,704      70,581
                                   -------      -------        -------       --------    --------
DISTRIBUTIONS TO CLASS I
 SHAREHOLDERS:
   From net investment income....     (185)         (88)           (73)        (1,786)    (13,132)
   In excess of net investment
     income......................       --           --             --             --          --
   From net realized gains from
     investment transactions.....   (5,801)        (712)        (1,035)       (10,208)    (27,653)
DISTRIBUTIONS TO CLASS A
 SHAREHOLDERS:
   From net investment income....       (7)          --(d)          --(d)         (12)       (479)
   In excess of net investment
     income......................       --           --             --             --          --
   From net realized gains from
     investment transactions.....     (247)          (1)            (1)          (721)     (1,113)
DISTRIBUTIONS TO CLASS B
 SHAREHOLDERS:
   From net investment income....       --           --(d)          --             --        (205)
   In excess of net investment
     income......................       --           --             --(d)          --          --
   From net realized gains from
     investment transactions.....     (298)          (1)            --           (312)       (701)
DISTRIBUTIONS TO CLASS C
 SHAREHOLDERS:
   From net investment income....       --(d)        --(d)          --             --          (7)
   From net realized gains from
     investment transactions.....      (24)          --             --            (92)        (17)
                                   -------      -------        -------       --------    --------
Change in net assets from
 shareholder distributions.......   (6,562)        (802)        (1,109)       (13,131)    (43,307)
                                   -------      -------        -------       --------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital
 transactions....................    7,261        1,567         26,272         47,079      82,920
                                   -------      -------        -------       --------    --------
Change in net assets.............    3,965        1,961         27,514        169,652     110,194
NET ASSETS:
   Beginning of period...........   29,475       27,514             --        734,421     624,227
                                   -------      -------        -------       --------    --------
   End of period.................  $33,440      $29,475        $27,514       $904,073    $734,421
                                   =======      =======        =======       ========    ========

                                                DIVERSIFIED
                                             INTERNATIONAL FUND
                                   --------------------------------------
                                     YEAR      SIX MONTHS        YEAR
                                    ENDED        ENDED          ENDED
                                   JUNE 30,     JUNE 30,     DECEMBER 31,
                                     2000       1999 (c)         1998
                                   --------    ----------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income
     (loss)......................  $  4,562     $  4,846       $  5,823
   Net realized gains (losses)
     from investments, options
     and futures transactions....    38,130       14,091        (17,985)
   Capital contributions from
     Investment Advisor..........        --           --             --
   Net change in unrealized
     appreciation (depreciation)
     from investments, options
     and futures.................    84,198       32,957         97,612
                                   --------     --------       --------
Change in net assets resulting
 from operations.................   126,890       51,894         85,450
                                   --------     --------       --------
DISTRIBUTIONS TO CLASS I
 SHAREHOLDERS:
   From net investment income....    (5,869)          --         (5,812)
   In excess of net investment
     income......................        --           --         (2,146)
   From net realized gains from
     investment transactions.....    (6,907)          --             --
DISTRIBUTIONS TO CLASS A
 SHAREHOLDERS:
   From net investment income....      (248)          --           (390)
   In excess of net investment
     income......................        --           --           (144)
   From net realized gains from
     investment transactions.....      (344)          --             --
DISTRIBUTIONS TO CLASS B
 SHAREHOLDERS:
   From net investment income....       (19)          --            (16)
   In excess of net investment
     income......................        --           --             (6)
   From net realized gains from
     investment transactions.....       (39)          --             --
DISTRIBUTIONS TO CLASS C
 SHAREHOLDERS:
   From net investment income....        (1)          --             --
   From net realized gains from
     investment transactions.....        (1)          --             --
                                   --------     --------       --------
Change in net assets from
 shareholder distributions.......   (13,428)          --         (8,514)
                                   --------     --------       --------
CAPITAL TRANSACTIONS:
Change in net assets from capital
 transactions....................   145,206      (31,499)        22,909
                                   --------     --------       --------
Change in net assets.............   258,668       20,395         99,845
NET ASSETS:
   Beginning of period...........   636,693      616,298        516,453
                                   --------     --------       --------
   End of period.................  $895,361     $636,693       $616,298
                                   ========     ========       ========

------------

(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund.

(b) Period from commencement of operations.

(c) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Statements of Changes in Net Assets for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund.

(d) Amount less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                   SMALL CAP                        SMALL CAP
                                                                  GROWTH FUND                       VALUE FUND
                                                              --------------------    --------------------------------------
                                                                YEAR        YEAR        YEAR       SIX MONTHS       YEAR
                                                               ENDED       ENDED        ENDED        ENDED         ENDED
                                                              JUNE 30,    JUNE 30,    JUNE 30,      JUNE 30,    DECEMBER 31,
                                                                2000        1999        2000        1999 (a)        1998
                                                              --------    --------    ---------    ----------   ------------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................  $132,429    $ 42,905    $  57,233     $ 54,182      $128,376
  Proceeds from shares issued in Marquis acquisition........        --       2,300           --           --            --
  Dividends reinvested......................................     9,927       9,999           19        1,259         4,636
  Cost of shares redeemed...................................   (56,969)    (30,329)    (110,725)     (70,359)      (49,084)
                                                              --------    --------    ---------     --------      --------
  Change in net assets from Class I capital transactions....  $ 85,387    $ 24,875    $ (53,473)    $(14,918)     $ 83,928
                                                              ========    ========    =========     ========      ========
CLASS A SHARES:
  Proceeds from shares issued...............................  $ 80,861    $ 20,005    $  10,507     $  5,172      $ 20,319
  Proceeds from shares issued in Marquis acquisition........        --         898           --           --            --
  Dividends reinvested......................................     3,733       2,086           57          167           953
  Cost of shares redeemed...................................   (45,934)    (19,798)     (21,592)      (8,832)       (7,795)
                                                              --------    --------    ---------     --------      --------
  Change in net assets from Class A capital transactions....  $ 38,660    $  3,191    $ (11,028)    $ (3,493)     $ 13,477
                                                              ========    ========    =========     ========      ========
CLASS B SHARES:
  Proceeds from shares issued...............................  $ 16,936    $  3,882    $     689     $    455      $  2,943
  Proceeds from shares issued in Marquis acquisition........        --         471           --           --            --
  Dividends reinvested......................................     1,287         924            7           20           132
  Cost of shares redeemed...................................    (4,209)     (2,647)      (1,309)        (923)         (439)
                                                              --------    --------    ---------     --------      --------
  Change in net assets from Class B capital transactions....  $ 14,014    $  2,630    $    (613)    $   (448)     $  2,636
                                                              ========    ========    =========     ========      ========
CLASS C SHARES:
  Proceeds from shares issued...............................  $    776    $    101    $      41     $     18
  Dividends reinvested......................................        16           6           --(b)        --
  Cost of shares redeemed...................................      (157)        (71)         (12)          --
                                                              --------    --------    ---------     --------
  Change in net assets from Class C capital transactions....  $    635    $     36    $      29     $     18
                                                              ========    ========    =========     ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................    11,224       4,687        4,274        4,005         8,012
  Issued in Marquis acquisition.............................        --         235           --           --            --
  Reinvested................................................       938       1,059            1           97           305
  Redeemed..................................................    (4,948)     (3,188)      (8,487)      (5,222)       (3,323)
                                                              --------    --------    ---------     --------      --------
  Change in Class I Shares..................................     7,214       2,793       (4,212)      (1,120)        4,994
                                                              ========    ========    =========     ========      ========
CLASS A SHARES:
  Issued....................................................     7,299       2,006          837          380         1,271
  Issued in Marquis acquisition.............................        --          92           --           --            --
  Reinvested................................................       353         222            4           13            65
  Redeemed..................................................    (4,167)     (2,039)      (1,646)        (675)         (522)
                                                              --------    --------    ---------     --------      --------
  Change in Class A Shares..................................     3,485         281         (805)        (282)          814
                                                              ========    ========    =========     ========      ========
CLASS B SHARES:
  Issued....................................................     1,501         417           55           35           186
  Issued in Marquis acquisition.............................        --          49           --           --            --
  Reinvested................................................       127         100            1            1             9
  Redeemed..................................................      (378)       (291)        (105)         (71)          (31)
                                                              --------    --------    ---------     --------      --------
  Change in Class B Shares..................................     1,250         275          (49)         (35)          164
                                                              ========    ========    =========     ========      ========
CLASS C SHARES:
  Issued....................................................        61          11            4            1
  Reinvested................................................         2           1           --(b)        --
  Redeemed..................................................       (14)         (7)          (1)          --
                                                              --------    --------    ---------     --------
  Change in Class C Shares..................................        49           5            3            1
                                                              ========    ========    =========     ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund.

(b) Amount is less than 1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                     MID CAP                   MID CAP
                                                                   GROWTH FUND                VALUE FUND
                                                              ----------------------    ----------------------
                                                                YEAR         YEAR         YEAR         YEAR
                                                                ENDED        ENDED        ENDED        ENDED
                                                              JUNE 30,     JUNE 30,     JUNE 30,     JUNE 30,
                                                                2000         1999         2000         1999
                                                              ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares issued................................  $ 467,762    $ 203,550    $ 222,776    $ 160,195
 Proceeds from shares issued in Marquis acquisition.........         --       33,494           --      109,518
 Proceeds from shares issued in Pegasus acquisition.........         --           --           --      328,403
 Dividends reinvested.......................................    150,445       60,220       74,702       69,817
 Cost of shares redeemed....................................   (396,326)    (152,763)    (288,581)    (220,903)
                                                              ---------    ---------    ---------    ---------
 Change in net assets from Class I capital transactions.....  $ 221,881    $ 144,501    $   8,897    $ 447,030
                                                              =========    =========    =========    =========
CLASS A SHARES:
 Proceeds from shares issued................................  $ 270,258    $  79,035    $  45,932    $  23,415
 Proceeds from shares issued in Marquis acquisition.........         --        2,987           --       15,353
 Proceeds from shares issued in Pegasus acquisition.........         --           --           --       99,254
 Dividends reinvested.......................................     28,705       13,000        9,226        4,468
 Cost of shares redeemed....................................   (154,501)     (48,657)     (77,794)     (56,125)
                                                              ---------    ---------    ---------    ---------
 Change in net assets from Class A capital transactions.....  $ 144,462    $  46,365    $ (22,636)   $  86,365
                                                              =========    =========    =========    =========
CLASS B SHARES:
 Proceeds from shares issued................................  $ 133,956    $  45,055    $   4,783    $   7,406
 Proceeds from shares issued in Marquis acquisition.........         --        2,136           --       12,072
 Proceeds from shares issued in Pegasus acquisition.........         --           --           --        3,884
 Dividends reinvested.......................................     27,288       12,547        3,346        4,269
 Cost of shares redeemed....................................    (25,356)     (19,465)     (11,711)     (11,832)
                                                              ---------    ---------    ---------    ---------
 Change in net assets from Class B capital transactions.....  $ 135,888    $  40,273    $  (3,582)   $  15,799
                                                              =========    =========    =========    =========
CLASS C SHARES:
 Proceeds from shares issued................................  $  44,971    $  14,745    $     189    $      47
 Dividends reinvested.......................................      4,995          278            3           --(a)
 Cost of shares redeemed....................................     (9,581)      (1,223)         (62)          --(a)
                                                              ---------    ---------    ---------    ---------
 Change in net assets from Class C capital transactions.....  $  40,385    $  13,800    $     130    $      47
                                                              =========    =========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued.....................................................     17,226        9,697       16,175       10,483
 Issued in Marquis acquisition..............................         --        1,696           --        7,937
 Issued in Pegasus acquisition..............................         --           --           --       24,507
 Reinvested.................................................      6,032        3,104        5,827        4,933
 Redeemed...................................................    (14,614)      (7,089)     (21,419)     (14,319)
                                                              ---------    ---------    ---------    ---------
 Change in Class I Shares...................................      8,644        7,408          583       33,541
                                                              =========    =========    =========    =========
CLASS A SHARES:
 Issued.....................................................     10,086        3,639        3,421        1,004
 Issued in Marquis acquisition..............................         --          152           --        1,109
 Issued in Pegasus acquisition..............................         --           --           --        7,385
 Reinvested.................................................      1,169          663          715          310
 Redeemed...................................................     (5,879)      (2,364)      (5,757)      (3,347)
                                                              ---------    ---------    ---------    ---------
 Change in Class A Shares...................................      5,376        2,090       (1,621)       6,461
                                                              =========    =========    =========    =========
CLASS B SHARES:
 Issued.....................................................      5,255        2,187          354          339
 Issued in Marquis acquisition..............................         --          114           --          877
 Issued in Pegasus acquisition..............................         --           --           --          291
 Reinvested.................................................      1,190          671          263          314
 Redeemed...................................................     (1,025)        (978)        (884)        (811)
                                                              ---------    ---------    ---------    ---------
 Change in Class B Shares...................................      5,420        1,994         (267)       1,010
                                                              =========    =========    =========    =========
CLASS C SHARES:
 Issued.....................................................      1,702          653           14            3
 Reinvested.................................................        203           14           --(a)        --(a)
 Redeemed...................................................       (353)         (53)          (4)          --(a)
                                                              ---------    ---------    ---------    ---------
 Change in Class C Shares...................................      1,552          614           10            3
                                                              =========    =========    =========    =========

------------

(a) Amount is less than 1,000.

See notes to financial statements.

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One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                            DIVERSIFIED                         LARGE CAP
                                                                           MID CAP FUND                        GROWTH FUND
                                                              ---------------------------------------    -----------------------
                                                                YEAR       SIX MONTHS        YEAR          YEAR          YEAR
                                                                ENDED        ENDED          ENDED          ENDED        ENDED
                                                              JUNE 30,      JUNE 30,     DECEMBER 31,    JUNE 30,      JUNE 30,
                                                                2000        1999 (a)         1998          2000          1999
                                                              ---------    ----------    ------------    ---------    ----------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................  $ 150,588    $  61,324      $ 164,165      $ 243,433    $  283,311
  Proceeds from shares issued in Pegasus acquisition........         --           --             --             --       899,987
  Proceeds from shares issued in conversion.................         --           --        206,155             --       162,412
  Dividends reinvested......................................    115,173        2,562         42,744        303,483       117,120
  Cost of shares redeemed...................................   (398,964)    (137,780)      (215,552)      (550,840)     (234,012)
                                                              ---------    ---------      ---------      ---------    ----------
  Change in net assets from Class I capital transactions....  $(133,203)   $ (73,894)     $ 197,512      $  (3,924)   $1,228,818
                                                              =========    =========      =========      =========    ==========
CLASS A SHARES:
  Proceeds from shares issued...............................  $  63,499    $  23,402      $  97,258      $ 344,143    $  167,751
  Proceeds from shares issued in Pegasus acquisition........         --           --             --             --       133,163
  Dividends reinvested......................................     30,001          707         17,695         60,611        20,453
  Cost of shares redeemed...................................   (114,810)     (75,470)       (62,548)      (204,799)     (119,384)
                                                              ---------    ---------      ---------      ---------    ----------
  Change in net assets from Class A capital transactions....  $ (21,310)   $ (51,361)     $  52,405      $ 199,955    $  201,983
                                                              =========    =========      =========      =========    ==========
CLASS B SHARES:
  Proceeds from shares issued...............................  $   1,323    $     185      $   3,861      $ 361,869    $  281,642
  Proceeds from shares issued in Pegasus acquisition........         --           --             --             --         7,315
  Dividends reinvested......................................      1,731           36            803         88,834        31,112
  Cost of shares redeemed...................................     (1,537)      (1,449)          (746)      (102,594)      (49,320)
                                                              ---------    ---------      ---------      ---------    ----------
  Change in net assets from Class B capital transactions....  $   1,517    $  (1,228)     $   3,918      $ 348,109    $  270,749
                                                              =========    =========      =========      =========    ==========
CLASS C SHARES:
  Proceeds from shares issued...............................  $      98    $      13                     $  49,119    $    7,482
  Dividends reinvested......................................         26           --                         2,993            70
  Cost of shares redeemed...................................        (20)          --                        (5,509)         (310)
                                                              ---------    ---------                     ---------    ----------
  Change in net assets from Class C capital transactions....  $     104    $      13                     $  46,603    $    7,242
                                                              =========    =========                     =========    ==========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................      7,371        3,182          8,188          9,415        12,073
  Issued in Pegasus acquisition.............................         --           --             --             --        35,419
  Issued in conversion......................................         --           --         10,206             --         6,735
  Reinvested................................................      6,107           30          2,142         11,818         5,881
  Redeemed..................................................    (19,733)      (6,810)       (10,665)       (21,095)       (9,885)
                                                              ---------    ---------      ---------      ---------    ----------
  Change in Class I Shares..................................     (6,255)      (3,598)         9,871            138        50,223
                                                              =========    =========      =========      =========    ==========
CLASS A SHARES:
  Issued....................................................      3,072        1,167          4,701         12,860         6,770
  Issued in Pegasus acquisition.............................         --           --             --             --         5,098
  Reinvested................................................      1,602           31            892          2,292           983
  Redeemed..................................................     (5,596)      (3,826)        (3,124)        (7,658)       (4,733)
                                                              ---------    ---------      ---------      ---------    ----------
  Change in Class A Shares..................................       (922)      (2,628)         2,469          7,494         8,118
                                                              =========    =========      =========      =========    ==========
CLASS B SHARES:
  Issued....................................................        163           20            366         14,092        11,800
  Issued in Pegasus acquisition.............................         --           --             --             --           290
  Reinvested................................................        244            4             85          3,510         1,539
  Redeemed..................................................       (185)        (154)           (81)        (3,998)       (2,138)
                                                              ---------    ---------      ---------      ---------    ----------
  Change in Class B Shares..................................        222         (130)           370         13,604        11,491
                                                              =========    =========      =========      =========    ==========
CLASS C SHARES:
  Issued....................................................         11            1                         1,923           312
  Reinvested................................................          4           --                           119             3
  Redeemed..................................................         (3)          --                          (217)          (13)
                                                              ---------    ---------                     ---------    ----------
  Change in Class C Shares..................................         12            1                         1,825           302
                                                              =========    =========                     =========    ==========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999 represent the Pegasus Mid Cap Opportunity Fund.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                    LARGE CAP                     EQUITY
                                                                   VALUE FUND                  INCOME FUND
                                                              ---------------------       ----------------------
                                                                YEAR         YEAR           YEAR         YEAR
                                                                ENDED       ENDED           ENDED        ENDED
                                                              JUNE 30,     JUNE 30,       JUNE 30,     JUNE 30,
                                                                2000         1999           2000         1999
                                                              ---------    --------       ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................  $ 602,822    $257,159       $  21,930    $  42,420
  Proceeds from shares issued in Pegasus acquisition........         --          --              --      505,408
  Dividends reinvested......................................     82,659      38,150          28,484       28,320
  Cost of shares redeemed...................................   (136,868)    (84,610)       (450,236)    (182,394)
                                                              ---------    --------       ---------    ---------
  Change in net assets from Class I capital transactions....  $ 548,613    $210,699       $(399,822)   $ 393,754
                                                              =========    ========       =========    =========
CLASS A SHARES:
  Proceeds from shares issued...............................  $  61,271    $ 33,730       $  32,441    $  24,665
  Proceeds from shares issued in Pegasus acquisition........         --          --              --       11,551
  Dividends reinvested......................................      3,689       1,116           6,156        9,250
  Cost of shares redeemed...................................    (42,003)    (24,553)        (52,756)     (31,094)
                                                              ---------    --------       ---------    ---------
  Change in net assets from Class A capital transactions....  $  22,957    $ 10,293       $ (14,159)   $  14,372
                                                              =========    ========       =========    =========
CLASS B SHARES:
  Proceeds from shares issued...............................  $  11,834    $ 10,060       $  19,281    $  40,461
  Proceeds from shares issued in Pegasus acquisition........         --          --              --        3,082
  Dividends reinvested......................................      2,381       1,149           8,311       12,751
  Cost of shares redeemed...................................     (9,150)     (5,399)        (55,117)     (30,054)
                                                              ---------    --------       ---------    ---------
  Change in net assets from Class B capital transactions....  $   5,065    $  5,810       $ (27,525)   $  26,240
                                                              =========    ========       =========    =========
CLASS C SHARES:
  Proceeds from shares issued...............................  $   3,132    $    138       $     869    $     512
  Dividends reinvested......................................         86          --(a)           41           62
  Cost of shares redeemed...................................       (679)         (6)           (249)        (734)
                                                              ---------    --------       ---------    ---------
  Change in net assets from Class C capital transactions....  $   2,539    $    132       $     661    $    (160)
                                                              =========    ========       =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................     37,905      15,673             961        1,902
  Issued in Pegasus acquisition.............................         --          --              --       21,634
  Reinvested................................................      5,150       2,544           1,261        1,316
  Redeemed..................................................     (8,480)     (5,136)        (20,427)      (7,868)
                                                              ---------    --------       ---------    ---------
  Change in Class I Shares..................................     34,575      13,081         (18,205)      16,984
                                                              =========    ========       =========    =========
CLASS A SHARES:
  Issued....................................................      3,738       2,073           1,482        1,094
  Issued in Pegasus acquisition.............................         --          --              --          496
  Reinvested................................................        228          73             275          424
  Redeemed..................................................     (2,632)     (1,522)         (2,446)      (1,370)
                                                              ---------    --------       ---------    ---------
  Change in Class A Shares..................................      1,334         624            (689)         644
                                                              =========    ========       =========    =========
CLASS B SHARES:
  Issued....................................................        706         601             859        1,757
  Issued in Pegasus acquisition.............................         --          --              --          132
  Reinvested................................................        147          75             369          585
  Redeemed..................................................       (563)       (332)         (2,569)      (1,318)
                                                              ---------    --------       ---------    ---------
  Change in Class B Shares..................................        290         344          (1,341)       1,156
                                                              =========    ========       =========    =========
CLASS C SHARES:
  Issued....................................................        192           7              40           21
  Reinvested................................................          5          --(a)            2            3
  Redeemed..................................................        (41)         --(a)          (12)         (30)
                                                              ---------    --------       ---------    ---------
  Change in Class C Shares..................................        156           7              30           (6)
                                                              =========    ========       =========    =========

------------
(a) Amount is less than 1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                    DIVERSIFIED                BALANCED
                                                                    EQUITY FUND                  FUND
                                                              -----------------------    ---------------------
                                                                YEAR          YEAR         YEAR         YEAR
                                                                ENDED        ENDED         ENDED       ENDED
                                                              JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,
                                                                2000          1999         2000         1999
                                                              ---------    ----------    ---------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares issued................................  $ 228,940    $  244,173    $  50,897    $ 36,925
 Proceeds from shares issued in Marquis acquisition.........         --            --           --     131,827
 Proceeds from shares issued in Pegasus acquisition.........         --     1,221,365           --          --
 Dividends reinvested.......................................     96,455        32,229        7,968       4,716
 Cost of shares redeemed....................................   (498,703)     (204,131)    (144,037)    (62,537)
                                                              ---------    ----------    ---------    --------
 Change in net assets from Class I capital transactions.....  $(173,308)   $1,293,636    $ (85,172)   $110,931
                                                              =========    ==========    =========    ========
CLASS A SHARES:
 Proceeds from shares issued................................  $  81,257    $   69,391    $  84,269    $ 31,853
 Proceeds from shares issued in Marquis acquisition.........         --            --           --       4,842
 Proceeds from shares issued in Pegasus acquisition.........         --       265,416           --          --
 Dividends reinvested.......................................     17,677         5,259        6,985       5,175
 Cost of shares redeemed....................................   (136,966)     (104,515)     (36,673)    (13,842)
                                                              ---------    ----------    ---------    --------
 Change in net assets from Class A Capital transactions.....  $ (38,032)   $  235,551    $  54,581    $ 28,028
                                                              =========    ==========    =========    ========
CLASS B SHARES:
 Proceeds from shares issued................................  $  11,587    $   17,518    $ 101,497    $123,871
 Proceeds from shares issued in Marquis acquisition.........         --            --           --       4,972
 Proceeds from shares issued in Pegasus acquisition.........         --        10,304           --          --
 Dividends reinvested.......................................      3,086         1,731       14,981      11,755
 Cost of shares redeemed....................................    (10,563)       (8,289)     (54,914)    (23,618)
                                                              ---------    ----------    ---------    --------
 Change in net assets from Class B capital transactions.....  $   4,110    $   21,264    $  61,564    $116,980
                                                              =========    ==========    =========    ========
CLASS C SHARES:
 Proceeds from shares issued................................  $  11,100    $    6,971    $     768
 Dividends reinvested.......................................        820           106           --
 Cost of shares redeemed....................................     (3,276)         (963)          (2)
                                                              ---------    ----------    ---------
 Change in net assets from Class C capital transactions.....  $   8,644    $    6,114    $     766
                                                              =========    ==========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued.....................................................     15,733        18,009        3,667       2,761
 Issued in Marquis acquisition..............................         --            --           --      10,055
 Issued in Pegasus acquisition..............................         --        84,872           --          --
 Reinvested.................................................      6,675         2,658          581         360
 Redeemed...................................................    (34,051)      (14,566)     (10,480)     (4,598)
                                                              ---------    ----------    ---------    --------
 Change in Class I Shares...................................    (11,643)       90,973       (6,232)      8,578
                                                              =========    ==========    =========    ========
CLASS A SHARES:
 Issued.....................................................      5,563         4,832        6,116       2,324
 Issued in Marquis acquisition..............................         --            --           --         379
 Issued in Pegasus acquisition..............................         --        18,470           --          --
 Reinvested.................................................      1,226           431          508         390
 Redeemed...................................................     (9,378)       (7,220)      (2,669)     (1,030)
                                                              ---------    ----------    ---------    --------
 Change in Class A Shares...................................     (2,589)       16,513        3,955       2,063
                                                              =========    ==========    =========    ========
CLASS B SHARES:
 Issued.....................................................        803         1,175        7,328       8,995
 Issued in Marquis acquisition..............................         --            --           --         368
 Issued in Pegasus acquisition..............................         --           725           --          --
 Reinvested.................................................        218           144        1,086         884
 Redeemed...................................................       (738)         (473)      (3,983)     (1,744)
                                                              ---------    ----------    ---------    --------
 Change in Class B Shares...................................        283         1,571        4,431       8,503
                                                              =========    ==========    =========    ========
CLASS C SHARES:
 Issued.....................................................        768           509           54
 Reinvested.................................................         57             9           --
 Redeemed...................................................       (226)          (75)          --(a)
                                                              ---------    ----------    ---------
 Change in Class C Shares...................................        599           443           54
                                                              =========    ==========    =========

------------
(a) Amount is less than 1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                                      EQUITY                             MARKET
                                                                    INDEX FUND                      EXPANSION INDEX
                                                              -----------------------    --------------------------------------
                                                                YEAR          YEAR         YEAR      SIX MONTHS      JULY 31,
                                                                ENDED        ENDED        ENDED        ENDED         1998 TO
                                                              JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                2000          1999         2000       1999 (a)       1998 (b)
                                                              ---------    ----------    --------    ----------    ------------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares issued................................  $ 426,524    $  174,081    $14,200       $3,525        $ 1,396
 Proceeds from shares issued in Pegasus acquisition.........         --       749,135         --           --             --
 Proceeds from shares issued in conversion..................         --       273,174         --           --         26,440
 Dividends reinvested.......................................     19,583        12,878      4,906          619            893
 Cost of shares redeemed....................................   (399,860)     (203,117)   (16,109)      (3,116)        (2,485)
                                                              ---------    ----------    --------      ------        -------
 Change in net assets from Class I capital transactions.....  $  46,247    $1,006,151    $ 2,997       $1,028        $26,244
                                                              =========    ==========    ========      ======        =======
CLASS A SHARES:
 Proceeds from shares issued................................  $ 376,379    $  254,473    $ 1,804       $  234        $    28
 Proceeds from shares issued in Pegasus acquisition.........         --       346,768         --           --             --
 Dividends reinvested.......................................     15,250        10,991        233           --(c)          --(c)
 Cost of shares redeemed....................................   (258,745)     (167,505)      (190)          --(c)          --
                                                              ---------    ----------    --------      ------        -------
 Change in net assets from Class A Capital transactions.....  $ 132,884    $  444,727    $ 1,847       $  234        $    28
                                                              =========    ==========    ========      ======        =======
CLASS B SHARES:
 Proceeds from shares issued................................  $ 204,845    $  151,543    $ 2,161       $  405        $    --(c)
 Proceeds from shares issued in Pegasus acquisition.........         --         6,353         --           --             --
 Dividends reinvested.......................................      8,521        13,505        298            1             --(c)
 Cost of shares redeemed....................................    (84,817)      (59,306)      (213)        (117)            --
                                                              ---------    ----------    --------      ------        -------
 Change in net assets from Class B capital transactions.....  $ 128,549    $  112,095    $ 2,246       $  289        $    --(c)
                                                              =========    ==========    ========      ======        =======
CLASS C SHARES:
 Proceeds from shares issued................................  $  84,267    $   53,973    $   191       $   16
 Dividends reinvested.......................................      1,263           413         23           --(c)
 Cost of shares redeemed....................................    (16,869)       (4,159)       (43)          --(c)
                                                              ---------    ----------    --------      ------
 Change in net assets from Class C capital transactions.....  $  68,661    $   50,227    $   171       $   16
                                                              =========    ==========    ========      ======
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued.....................................................     13,268         6,096      1,521          352            141
 Issued in Pegasus acquisition..............................         --        24,863         --           --          2,644
 Issued in conversion.......................................         --         9,509         --           --             --
 Reinvested.................................................        597           503        592           63             91
 Redeemed...................................................    (12,409)       (7,304)    (1,664)        (312)          (264)
                                                              ---------    ----------    --------      ------        -------
 Change in Class I Shares...................................      1,456        33,667        449          103          2,612
                                                              =========    ==========    ========      ======        =======
CLASS A SHARES:
 Issued.....................................................     11,744         8,685        193           23              3
 Issued in Pegasus acquisition..............................         --        11,516         --           --             --
 Reinvested.................................................        467           412         28           --(c)          --(c)
 Redeemed...................................................     (8,044)       (5,621)       (19)          --(c)          --
                                                              ---------    ----------    --------      ------        -------
 Change in Class A Shares...................................      4,167        14,992        202           23              3
                                                              =========    ==========    ========      ======        =======
CLASS B SHARES:
 Issued.....................................................      6,427         5,293        231           40             --(c)
 Issued in Pegasus acquisition..............................         --           211         --           --             --
 Reinvested.................................................        261           514         36           --(c)          --(c)
 Redeemed...................................................     (2,646)       (2,116)       (23)         (11)            --
                                                              ---------    ----------    --------      ------        -------
 Change in Class B Shares...................................      4,042         3,902        244           29             --(c)
                                                              =========    ==========    ========      ======        =======
CLASS C SHARES:
 Issued.....................................................      2,639         1,867         20            1
 Reinvested.................................................         39            15          3           --(c)
 Redeemed...................................................       (523)         (141)        (4)          --(c)
                                                              ---------    ----------    --------      ------
 Change in Class C Shares...................................      2,155         1,741         19            1
                                                              =========    ==========    ========      ======

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund.

(b) Period from commencement of operations.

(c) Amount is less than 1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------
SCHEDULES OF CAPITAL STOCK ACTIVITY
(Amounts in Thousands)

                                                               INTERNATIONAL EQUITY                   DIVERSIFIED
                                                                    INDEX FUND                    INTERNATIONAL FUND
                                                              ----------------------    ---------------------------------------
                                                                YEAR         YEAR         YEAR       SIX MONTHS        YEAR
                                                                ENDED        ENDED        ENDED        ENDED          ENDED
                                                              JUNE 30,     JUNE 30,     JUNE 30,      JUNE 30,     DECEMBER 31,
                                                                2000         1999         2000        1999 (A)         1998
                                                              ---------    ---------    ---------    ----------    ------------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................  $ 181,110    $ 148,687    $ 225,613     $ 25,895      $ 109,588
  Proceeds from shares issued in Marquis acquisition........         --        1,093           --           --             --
  Dividends reinvested......................................      8,219        3,210        6,000          245          2,089
  Cost of shares redeemed...................................   (159,922)    (104,900)     (84,705)     (44,735)      (101,966)
                                                              ---------    ---------    ---------     --------      ---------
  Change in net assets from Class I capital transactions....  $  29,407    $  48,090    $ 146,908     $(18,595)     $   9,711
                                                              =========    =========    =========     ========      =========
CLASS A SHARES:
  Proceeds from shares issued...............................  $ 359,867    $ 189,671    $ 159,881     $ 22,419      $  26,637
  Proceeds from shares issued in Marquis acquisition........         --          305           --           --             --
  Dividends reinvested......................................        716        1,546          531          128            391
  Cost of shares redeemed...................................   (359,050)    (163,287)    (167,263)     (35,203)       (14,357)
                                                              ---------    ---------    ---------     --------      ---------
  Change in net assets from Class A capital transactions....  $   1,533    $  28,235    $  (6,851)    $(12,656)     $  12,671
                                                              =========    =========    =========     ========      =========
CLASS B SHARES:
  Proceeds from shares issued...............................  $  15,117    $   6,916    $   5,376     $    400      $     818
  Proceeds from shares issued in Marquis acquisition........         --          268           --           --             --
  Dividends reinvested......................................        311          902           58            5             19
  Cost of shares redeemed...................................     (7,728)      (3,621)      (1,017)        (658)          (310)
                                                              ---------    ---------    ---------     --------      ---------
  Change in net assets from Class B capital transactions....  $   7,700    $   4,465    $   4,417     $   (253)     $     527
                                                              =========    =========    =========     ========      =========
CLASS C SHARES:
  Proceeds from shares issued...............................  $   9,614    $   2,259    $     737     $      5
  Dividends reinvested......................................         92           24            2           --
  Cost of shares redeemed...................................     (1,267)        (153)          (7)          --
                                                              ---------    ---------    ---------     --------
  Change in net assets from Class C Capital transactions....  $   8,439    $   2,130    $     732     $      5
                                                              =========    =========    =========     ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................      8,595        8,534       12,473        1,809          8,439
  Issued in Marquis acquisition.............................         --           63           --           --             --
  Reinvested................................................        394          188          339           18            162
  Redeemed..................................................     (7,559)      (6,114)      (5,037)      (3,100)        (7,899)
                                                              ---------    ---------    ---------     --------      ---------
  Change in Class I Shares..................................      1,430        2,671        7,775       (1,273)           702
                                                              =========    =========    =========     ========      =========
CLASS A SHARES:
  Issued....................................................     17,786       10,538        9,534        1,550          2,044
  Issued in Marquis acquisition.............................         --           17           --           --             --
  Reinvested................................................         34           90           29            9             30
  Redeemed..................................................    (17,663)      (9,001)      (9,889)      (2,428)        (1,095)
                                                              ---------    ---------    ---------     --------      ---------
  Change in Class A Shares..................................        157        1,644         (326)        (869)           979
                                                              =========    =========    =========     ========      =========
CLASS B SHARES:
  Issued....................................................        745          410          320           28             65
  Issued in Marquis acquisition.............................         --           16           --           --             --
  Reinvested................................................         16           55            3           --(b)           1
  Redeemed..................................................       (388)        (216)         (61)         (48)           (26)
                                                              ---------    ---------    ---------     --------      ---------
  Change in Class B Shares..................................        373          265          262          (20)            40
                                                              =========    =========    =========     ========      =========
CLASS C SHARES:
  Issued....................................................        465          127           44           --(b)
  Reinvested................................................          4            1           --(b)        --
  Redeemed..................................................        (60)          (9)          --(b)        --
                                                              ---------    ---------    ---------     --------
  Change in Class C Shares..................................        409          119           44           --(b)
                                                              =========    =========    =========     ========

------------
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Schedules of Capital Stock Activity for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund.

(b) Amount is less than 1,000.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 SMALL CAP GROWTH FUND
                                            ----------------------------------------------------------------
                                                                     CLASS I SHARES
                                            ----------------------------------------------------------------
                                                                                                   MARCH 26,
                                                           YEAR ENDED JUNE 30,                      1996 TO
                                            -------------------------------------------------      JUNE 30,
                                              2000          1999          1998         1997        1996 (a)
                                            --------      --------      --------      -------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD....    $  10.62      $  12.05      $  10.94      $ 10.75       $ 10.00
                                            --------      --------      --------      -------       -------
Investment Activities:
  Net investment income (loss)..........       (0.03)           --            --        (0.02)           --
  Net realized and unrealized gains
     (losses) from investments..........        3.26         (0.24)         2.44         1.31          0.78
                                            --------      --------      --------      -------       -------
     Total from Investment Activities...        3.23         (0.24)         2.44         1.29          0.78
                                            --------      --------      --------      -------       -------
Distributions:
  Net realized gains....................       (0.88)        (1.19)        (1.33)       (1.10)        (0.03)
                                            --------      --------      --------      -------       -------
     Total Distributions................       (0.88)        (1.19)        (1.33)       (1.10)        (0.03)
                                            --------      --------      --------      -------       -------
NET ASSET VALUE, END OF PERIOD..........    $  12.97      $  10.62      $  12.05      $ 10.94       $ 10.75
                                            ========      ========      ========      =======       =======
Total Return............................       32.26%        (0.72)%       23.58%       13.44%        13.39%(b)(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....    $253,626      $130,974      $114,951      $78,318       $83,371
  Ratio of expenses to average net
     assets.............................        1.05%         1.06%         1.06%        1.02%         0.96%(d)
  Ratio of net investment income to
     average net assets.................       (0.23)%        0.00%        (0.05)%      (0.16)%       (0.16)%(d)
  Ratio of expenses to average
     net assets*........................        1.06%         1.09%         1.09%        1.12%         1.05%(d)
  Portfolio turnover (e)................      163.03%       127.83%        83.77%       92.01%        59.57%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of One Group Mutual Funds.
(b) Not annualized.
(c) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    SMALL CAP GROWTH FUND
                                     ------------------------------------------------------------------------------------
                                                                        CLASS A SHARES
                                     ------------------------------------------------------------------------------------
                                                                                          SEVEN MONTHS           YEAR
                                                  YEAR ENDED JUNE 30,                        ENDED              ENDED
                                     ----------------------------------------------         JUNE 30,         NOVEMBER 30,
                                      2000         1999         1998         1997           1996 (a)             1995
                                     -------      -------      -------      -------      --------------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.........................    $ 10.61      $ 12.02      $ 10.94      $ 10.73         $ 11.50            $  9.36
                                     -------      -------      -------      -------         -------            -------
Investment Activities:
  Net investment income (loss)...      (0.01)       (0.02)       (0.03)       (0.04)          (0.07)             (0.04)
  Net realized and unrealized
    gains (losses) from
    investments..................       3.19        (0.20)        2.44         1.35            1.40               2.35
                                     -------      -------      -------      -------         -------            -------
    Total from Investment
       Activities................       3.18        (0.22)        2.41         1.31            1.33               2.31
                                     -------      -------      -------      -------         -------            -------
Distributions:
  Net realized gains.............      (0.88)       (1.19)       (1.33)       (1.10)          (2.10)             (0.17)
                                     -------      -------      -------      -------         -------            -------
    Total Distributions..........      (0.88)       (1.19)       (1.33)       (1.10)          (2.10)             (0.17)
                                     -------      -------      -------      -------         -------            -------
NET ASSET VALUE, END OF PERIOD...    $ 12.91      $ 10.61      $ 12.02      $ 10.94         $ 10.73            $ 11.50
                                     =======      =======      =======      =======         =======            =======
Total Return (Excludes Sales
  Charge)........................      31.79%       (0.53)%      23.28%       13.52%          12.85%(b)          25.07%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)........................    $71,858      $22,081      $21,634      $17,299         $18,356            $95,467
  Ratio of expenses to average
    net assets...................       1.30%        1.31%        1.31%        1.27%           1.05%(c)           1.03%
  Ratio of net investment income
    to average net assets........      (0.48)%      (0.24)%      (0.31)%      (0.41)%          0.33%(c)          (0.36)%
  Ratio of expenses to average
    net assets*..................       1.41%        1.44%        1.44%        1.45%           1.07%(c)           1.03%
  Portfolio turnover (d).........     163.03%      127.83%       83.77%       92.01%          59.57%             65.00%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Gulf South Growth Fund became the Small Cap Growth Fund. Financial Highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     SMALL CAP GROWTH FUND
                                       ----------------------------------------------------------------------------------
                                                                         CLASS B SHARES
                                       ----------------------------------------------------------------------------------
                                                                                          SEVEN MONTHS           YEAR
                                                   YEAR ENDED JUNE 30,                       ENDED              ENDED
                                       --------------------------------------------         JUNE 30,         NOVEMBER 30,
                                        2000         1999         1998        1997          1996 (a)             1995
                                       -------      -------      ------      ------      --------------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $ 10.26      $ 11.79      $10.84      $10.72          $11.56             $ 9.47
                                       -------      -------      ------      ------          ------             ------
Investment Activities:
  Net investment income (loss).....      (0.01)       (0.06)      (0.03)      (0.10)          (0.06)             (0.07)
  Net realized and unrealized gains
    (losses) from investments......       2.99        (0.28)       2.31        1.32            1.35               2.33
                                       -------      -------      ------      ------          ------             ------
    Total from Investment
       Activities..................       2.98        (0.34)       2.28        1.22            1.29               2.26
                                       -------      -------      ------      ------          ------             ------
Distributions:
  Net realized gains...............      (0.88)       (1.19)      (1.33)      (1.10)          (2.13)             (0.17)
                                       -------      -------      ------      ------          ------             ------
    Total Distributions............      (0.88)       (1.19)      (1.33)      (1.10)          (2.13)             (0.17)
                                       -------      -------      ------      ------          ------             ------
NET ASSET VALUE, END OF PERIOD.....    $ 12.36      $ 10.26      $11.79      $10.84          $10.72             $11.56
                                       =======      =======      ======      ======          ======             ======
Total Return (Excludes Sales
  Charge)..........................      30.89%       (1.69)%     22.24%      12.74%          12.47%(b)          24.21%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)..........................    $27,843      $10,278      $8,567      $3,835          $2,545             $1,814
  Ratio of expenses to average net
    assets.........................       2.05%        2.06%       2.06%       2.02%           1.87%(c)           1.78%
  Ratio of net investment income to
    average net assets.............      (1.23)%      (1.00)%     (1.02)%     (1.16)%         (1.10)%(c)         (1.16)%
  Ratio of expenses to average net
    assets*........................       2.06%        2.09%       2.09%       2.12%           1.92%(c)           1.78%
  Portfolio turnover (d)...........     163.03%      127.83%      83.77%      92.01%          59.57%             65.00%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Gulf South Growth Fund became the Small Cap Growth Fund. Financial Highlights for the periods prior to March 26, 1996 represents the Paragon Gulf South Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.70 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       SMALL CAP GROWTH FUND
                                                                ------------------------------------
                                                                           CLASS C SHARES
                                                                ------------------------------------
                                                                                         NOVEMBER 4,
                                                                YEAR ENDED JUNE 30,        1997 TO
                                                                -------------------       JUNE 30,
                                                                 2000         1999        1998 (a)
                                                                ------       ------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.43       $11.97        $13.03
                                                                ------       ------        ------
Investment Activities:
  Net investment income (loss)..............................        --        (0.08)        (0.02)
  Net realized and unrealized gains (losses) from
     investments............................................      3.07        (0.27)         0.29
                                                                ------       ------        ------
     Total from Investment Activities.......................      3.07        (0.35)         0.27
                                                                ------       ------        ------
Distributions:
  Net realized gains........................................     (0.88)       (1.19)        (1.33)
                                                                ------       ------        ------
     Total Distributions....................................     (0.88)       (1.19)        (1.33)
                                                                ------       ------        ------
NET ASSET VALUE, END OF PERIOD..............................    $12.62       $10.43        $11.97
                                                                ======       ======        ======
Total Return (Excludes Sales Charge)........................     31.27%       (1.75)%        3.08%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $  770       $  129        $   90
  Ratio of expenses to average net assets...................      2.05%        2.06%         2.05%(c)
  Ratio of net investment income to average net assets......     (1.24)%      (1.02)%       (0.85)%(c)
  Ratio of expenses to average net assets*..................      2.06%        2.09%         2.07%(c)
  Portfolio turnover (d)....................................    163.03%      127.83%        83.77%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    SMALL CAP VALUE FUND
                                    ------------------------------------------------------------------------------------
                                                                       CLASS I SHARES
                                    ------------------------------------------------------------------------------------
                                      YEAR        SIX MONTHS                                                JANUARY 27,
                                     ENDED          ENDED               YEAR ENDED DECEMBER 31,               1995 TO
                                    JUNE 30,       JUNE 30,       ------------------------------------      DECEMBER 31,
                                      2000         1999 (a)         1998          1997          1996          1995 (b)
                                    --------      ----------      --------      --------      --------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $  14.26       $  15.02       $  16.22      $  13.80      $  12.19        $ 10.00
                                    --------       --------       --------      --------      --------        -------
Investment Activities:
  Net investment income
    (loss)......................        0.13          (0.02)         (0.07)        (0.05)        (0.01)          0.06
  Net realized and unrealized
    gains (losses) from
    investments.................       (0.53)         (0.66)         (0.60)         4.24          3.13           2.44
                                    --------       --------       --------      --------      --------        -------
    Total from Investment
       Activities...............       (0.40)         (0.68)         (0.67)         4.19          3.12           2.50
                                    --------       --------       --------      --------      --------        -------
Distributions:
  Net investment income.........       (0.12)            --             --            --            --          (0.06)
  In excess of net investment
    income......................          --             --             --            --         (0.01)            --
  Net realized gains............          --          (0.08)         (0.46)        (1.77)        (1.50)         (0.25)
  In excess of net realized
    gains.......................          --             --          (0.07)           --            --             --
                                    --------       --------       --------      --------      --------        -------
    Total Distributions.........       (0.12)         (0.08)         (0.53)        (1.77)        (1.51)         (0.31)
                                    --------       --------       --------      --------      --------        -------
NET ASSET VALUE, END OF PERIOD..    $  13.74       $  14.26       $  15.02      $  16.22      $  13.80        $ 12.19
                                    ========       ========       ========      ========      ========        =======
Total Return....................       (2.78)%        (4.48)%(c)     (4.11)%       30.60%        25.63%         25.08%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of
    period (000)................    $179,923       $246,712       $276,754      $217,908      $125,840        $92,926
  Ratio of expenses to average
    net assets..................        0.93%          0.94%(d)       0.94%         0.93%         0.88%          0.85%(d)
  Ratio of net investment income
    to average net assets.......        0.83%         (0.35)%(d)     (0.48)%       (0.43)%       (0.04)%         0.59%(d)
  Ratio of expenses to average
    net assets*.................        1.05%          1.03%(d)       0.94%         0.93%         1.02%          1.09%(d)
  Portfolio turnover (e)........      146.46%         50.90%         42.39%        58.29%        93.82%         38.89%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       SMALL CAP VALUE FUND
                                         --------------------------------------------------------------------------------
                                                                          CLASS A SHARES
                                         --------------------------------------------------------------------------------
                                           YEAR        SIX MONTHS                                            JANUARY 27,
                                          ENDED          ENDED             YEAR ENDED DECEMBER 31,             1995 TO
                                         JUNE 30,       JUNE 30,       --------------------------------      DECEMBER 31,
                                           2000         1999 (a)        1998         1997         1996         1995 (b)
                                         --------      ----------      -------      -------      ------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $ 14.04        $ 14.81        $ 16.03      $ 13.70      $12.20         $10.00
                                         -------        -------        -------      -------      ------         ------
Investment Activities:
  Net investment income (loss).......       0.03          (0.05)         (0.10)       (0.06)      (0.02)          0.02
  Net realized and unrealized gains
    (losses) from investments........      (0.45)         (0.64)         (0.59)        4.16        3.02           2.45
                                         -------        -------        -------      -------      ------         ------
    Total from Investment
       Activities....................      (0.42)         (0.69)         (0.69)        4.10        3.00           2.47
                                         -------        -------        -------      -------      ------         ------
Distributions:
  Net investment income..............      (0.10)            --             --           --          --          (0.02)
  Net realized gains.................         --          (0.08)         (0.46)       (1.77)      (1.50)         (0.25)
  In excess of net realized gains....         --             --          (0.07)          --          --             --
                                         -------        -------        -------      -------      ------         ------
    Total Distributions..............      (0.10)         (0.08)         (0.53)       (1.77)      (1.50)         (0.27)
                                         -------        -------        -------      -------      ------         ------
NET ASSET VALUE, END OF PERIOD.......    $ 13.52        $ 14.04        $ 14.81      $ 16.03      $13.70         $12.20
                                         =======        =======        =======      =======      ======         ======
Total Return (Excludes Sales
  Charge)............................      (2.94)%        (4.61)%(c)     (4.29)%      30.16%      24.59%         24.80%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)............................    $14,725        $26,592        $32,217      $21,836      $6,697         $  672
  Ratio of expenses to average net
    assets...........................       1.18%          1.17%(d)       1.19%        1.18%       1.13%          1.25%(d)
  Ratio of net investment income to
    average net assets...............       0.60%         (0.58)%(d)     (0.73)%      (0.68)%     (0.29)%         0.19%(d)
  Ratio of expenses to average
    net assets*......................       1.40%          1.29%(d)       1.19%        1.18%       1.24%          2.56%(d)
  Portfolio turnover (e).............     146.46%         50.90%         42.39%       58.29%      93.82%         38.89%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       SMALL CAP VALUE FUND
                                          ------------------------------------------------------------------------------
                                                                          CLASS B SHARES
                                          ------------------------------------------------------------------------------
                                            YEAR        SIX MONTHS                                          JANUARY 27,
                                           ENDED          ENDED            YEAR ENDED DECEMBER 31,            1995 TO
                                          JUNE 30,       JUNE 30,       ------------------------------      DECEMBER 31,
                                            2000         1999 (a)        1998        1997        1996         1995 (b)
                                          --------      ----------      ------      ------      ------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................     $13.63         $14.41        $15.74      $13.58      $12.12         $10.00
                                           ------         ------        ------      ------      ------         ------
Investment Activities:
  Net investment income (loss)........      (0.06)         (0.11)        (0.17)      (0.07)      (0.04)         (0.03)
  Net realized and unrealized gains
    (losses) from investments.........      (0.44)         (0.59)        (0.63)       4.00        3.00           2.40
                                           ------         ------        ------      ------      ------         ------
    Total from Investment
       Activities.....................      (0.50)         (0.70)        (0.80)       3.93        2.96           2.37
                                           ------         ------        ------      ------      ------         ------
Distributions:
  Net investment income...............      (0.06)            --            --          --          --             --
  Net realized gains..................         --          (0.08)        (0.46)      (1.77)      (1.50)         (0.25)
  In excess of net realized gains.....         --             --         (0.07)         --          --             --
                                           ------         ------        ------      ------      ------         ------
    Total Distributions...............      (0.06)         (0.08)        (0.53)      (1.77)      (1.50)         (0.25)
                                           ------         ------        ------      ------      ------         ------
NET ASSET VALUE, END OF PERIOD........     $13.07         $13.63        $14.41      $15.74      $13.58         $12.12
                                           ======         ======        ======      ======      ======         ======
Total Return (Excludes Sales
  Charge).............................      (3.67)%        (4.81)%(c)    (5.11)%     29.17%      24.42%         23.76%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...     $2,531         $3,320        $4,014      $1,799      $  110         $   15
  Ratio of expenses to average
    net assets........................       1.93%          1.94%(d)      1.94%       1.93%       1.88%          2.00%(d)
  Ratio of net investment income to
    average net assets................      (0.14)%        (1.34)%(d)    (1.48)%     (1.43)%     (1.04)%        (0.51)%(d)
  Ratio of expenses to average
    net assets*.......................       2.05%          2.02%(d)      1.94%       1.93%       3.04%          9.52%(d)
  Portfolio turnover (e)..............     146.46%         50.90%        42.39%      58.29%      93.82%         38.89%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Small Cap Opportunity Fund became the Small Cap Value Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Small Cap Opportunity Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                SMALL CAP VALUE FUND
                                                                --------------------
                                                                   CLASS C SHARES
                                                                --------------------
                                                                  YEAR     MARCH 22,
                                                                 ENDED      1999 TO
                                                                JUNE 30,   JUNE 30,
                                                                  2000     1999 (a)
                                                                --------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $13.60     $12.07
                                                                 ------     ------
Investment Activities:
  Net investment income (loss)..............................       0.06         --
  Net realized and unrealized gains (losses) from
     investments............................................      (0.55)      1.53
                                                                 ------     ------
     Total from Investment Activities.......................      (0.49)      1.53
                                                                 ------     ------
Distributions:
  Net investment income.....................................      (0.06)        --
                                                                 ------     ------
     Total Distributions....................................      (0.06)        --
                                                                 ------     ------
NET ASSET VALUE, END OF PERIOD..............................     $13.05     $13.60
                                                                 ======     ======
Total Return (Excludes Sales Charge)........................      (3.57)%    12.68%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $   50     $   19
  Ratio of expenses to average net assets...................       1.94%      1.94%(c)
  Ratio of net investment income to average net assets......       0.21%     (1.13)%(c)
  Ratio of expenses to average net assets*..................       2.06%      2.11%(c)
  Portfolio turnover (d)....................................     146.46%     50.90%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                             MID CAP GROWTH FUND
                                         ------------------------------------------------------------
                                                                CLASS I SHARES
                                         ------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                         ------------------------------------------------------------
                                            2000          1999         1998        1997        1996
                                         ----------    ----------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...  $    25.32    $    22.51    $  19.46    $  18.81    $  18.40
                                         ----------    ----------    --------    --------    --------
Investment Activities:
  Net investment income (loss).........       (0.10)        (0.07)      (0.07)       0.25        0.20
  Net realized and unrealized gains
     (losses) from investments.........        8.59          5.58        5.70        3.59        3.83
                                         ----------    ----------    --------    --------    --------
     Total from Investment
       Activities......................        8.49          5.51        5.63        3.84        4.03
                                         ----------    ----------    --------    --------    --------
Distributions:
  Net investment income................          --            --          --       (0.25)      (0.20)
  In excess of net investment income...          --            --          --       (0.02)         --
  Net realized gains...................       (4.08)        (2.70)      (2.58)      (2.92)      (3.42)
                                         ----------    ----------    --------    --------    --------
     Total Distributions...............       (4.08)        (2.70)      (2.58)      (3.19)      (3.62)
                                         ----------    ----------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD.........  $    29.73    $    25.32    $  22.51    $  19.46    $  18.81
                                         ==========    ==========    ========    ========    ========
Total Return...........................       36.65%        28.39%      31.11%      22.75%      24.63%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)....  $1,624,824    $1,164,884    $868,901    $623,911    $532,525
  Ratio of expenses to average net
     assets............................        0.99%         0.99%       1.00%       0.99%       1.00%
  Ratio of net investment income to
     average net assets................       (0.38)%       (0.35)%     (0.36)%      1.32%       1.15%
  Ratio of expenses to average net
     assets*...........................        0.99%         0.99%       1.00%       0.99%       1.01%
  Portfolio turnover (a)...............      181.78%       141.46%     158.43%     301.35%     435.30%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                MID CAP GROWTH FUND
                                               -----------------------------------------------------
                                                                  CLASS A SHARES
                                               -----------------------------------------------------
                                                                YEAR ENDED JUNE 30,
                                               -----------------------------------------------------
                                                 2000        1999       1998       1997       1996
                                               --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  25.02    $  22.36    $ 19.37    $ 18.76    $ 18.36
                                               --------    --------    -------    -------    -------
Investment Activities:
  Net investment income (loss)...............     (0.11)      (0.10)     (0.08)      0.21       0.17
  Net realized and unrealized gains (losses)
     from investments........................      8.40        5.46       5.65       3.58       3.80
                                               --------    --------    -------    -------    -------
     Total from Investment Activities........      8.29        5.36       5.57       3.79       3.97
                                               --------    --------    -------    -------    -------
Distributions:
  Net investment income......................        --          --         --      (0.24)     (0.15)
  In excess of net investment income.........        --          --         --      (0.02)        --
  Net realized gains.........................     (4.08)      (2.70)     (2.58)     (2.92)     (3.42)
                                               --------    --------    -------    -------    -------
     Total Distributions.....................     (4.08)      (2.70)     (2.58)     (3.18)     (3.57)
                                               --------    --------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...............  $  29.23    $  25.02    $ 22.36    $ 19.37    $ 18.76
                                               ========    ========    =======    =======    =======
Total Return (Excludes Sales Charge).........     36.25%      27.87%     30.95%     22.52%     24.32%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........  $343,284    $159,292    $95,647    $43,370    $28,052
  Ratio of expenses to average net assets....      1.24%       1.24%      1.25%      1.25%      1.25%
  Ratio of net investment income to average
     net assets..............................     (0.64)%     (0.60)%    (0.60)%     0.92%      0.90%
  Ratio of expenses to average net assets*...      1.34%       1.34%      1.35%      1.34%      1.36%
  Portfolio turnover (a).....................    181.78%     141.46%    158.43%    301.35%    435.30%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                MID CAP GROWTH FUND
                                               -----------------------------------------------------
                                                                  CLASS B SHARES
                                               -----------------------------------------------------
                                                                YEAR ENDED JUNE 30,
                                               -----------------------------------------------------
                                                 2000        1999       1998       1997       1996
                                               --------    --------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.........  $  23.67    $  21.44    $ 18.82    $ 18.43    $ 18.14
                                               --------    --------    -------    -------    -------
Investment Activities:
  Net investment income (loss)...............     (0.12)      (0.18)     (0.15)      0.11       0.09
  Net realized and unrealized gains (losses)
     from investments........................      7.70        5.11       5.35       3.44       3.69
                                               --------    --------    -------    -------    -------
     Total from Investment Activities........      7.58        4.93       5.20       3.55       3.78
                                               --------    --------    -------    -------    -------
Distributions:
  Net investment income......................        --          --         --      (0.22)     (0.07)
  In excess of net investment income.........        --          --         --      (0.02)        --
  Net realized gains.........................     (4.08)      (2.70)     (2.58)     (2.92)     (3.42)
                                               --------    --------    -------    -------    -------
     Total Distributions.....................     (4.08)      (2.70)     (2.58)     (3.16)     (3.49)
                                               --------    --------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD...............  $  27.17    $  23.67    $ 21.44    $ 18.82    $ 18.43
                                               ========    ========    =======    =======    =======
Total Return (Excludes Sales Charge).........     35.23%      26.96%     29.79%     21.73%     23.53%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........  $316,729    $147,600    $90,930    $37,409    $12,910
  Ratio of expenses to average net assets....      1.99%       1.99%      2.00%      2.00%      2.00%
  Ratio of net investment income to average
     net assets..............................     (1.39)%     (1.35)%    (1.35)%     0.01%      0.15%
  Ratio of expenses to average net assets*...      1.99%       1.99%      2.00%      2.00%      2.01%
  Portfolio turnover (a).....................    181.78%     141.46%    158.43%    301.35%    435.30%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         MID CAP GROWTH FUND
                                                                -------------------------------------
                                                                           CLASS C SHARES
                                                                -------------------------------------
                                                                                          NOVEMBER 4,
                                                                YEAR ENDED JUNE 30,         1997 TO
                                                                --------------------       JUNE 30,
                                                                 2000         1999         1998 (a)
                                                                -------      -------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 25.04      $ 22.42        $21.47
                                                                -------      -------        ------
Investment Activities:
  Net investment income (loss)..............................      (0.20)       (0.15)        (0.04)
  Net realized and unrealized gains (losses) from
     investments............................................       8.33         5.47          2.77
                                                                -------      -------        ------
     Total from Investment Activities.......................       8.13         5.32          2.73
                                                                -------      -------        ------
Distributions:
  Net realized gains........................................      (4.08)       (2.70)        (1.78)
                                                                -------      -------        ------
     Total Distributions....................................      (4.08)       (2.70)        (1.78)
                                                                -------      -------        ------
NET ASSET VALUE, END OF PERIOD..............................    $ 29.09      $ 25.04        $22.42
                                                                =======      =======        ======
Total Return (Excludes Sales Charge)........................      35.50%       27.57%        14.27%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $64,422      $16,597        $1,088
  Ratio of expenses to average net assets...................       1.99%        1.99%         2.01%(c)
  Ratio of net investment income to average net assets......      (1.40)%      (1.32)%       (1.31)%(c)
  Portfolio turnover (d)....................................     181.78%      141.46%       158.43%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      MID CAP VALUE FUND
                                              ------------------------------------------------------------------
                                                                        CLASS I SHARES
                                              ------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------
                                                2000           1999           1998          1997          1996
                                              --------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  14.88      $    16.90      $  15.65      $  14.69      $  13.20
                                              --------      ----------      --------      --------      --------
Investment Activities:
  Net investment income (loss)............        0.12            0.13          0.14          0.22          0.29
  Net realized and unrealized gains
     (losses) from investments............       (0.14)           0.24          3.99          2.57          2.27
                                              --------      ----------      --------      --------      --------
     Total from Investment Activities.....       (0.02)           0.37          4.13          2.79          2.56
                                              --------      ----------      --------      --------      --------
Distributions:
  Net investment income...................       (0.12)          (0.13)        (0.14)        (0.22)        (0.29)
  Net realized gains......................       (1.30)          (2.26)        (2.74)        (1.61)        (0.78)
                                              --------      ----------      --------      --------      --------
     Total Distributions..................       (1.42)          (2.39)        (2.88)        (1.83)        (1.07)
                                              --------      ----------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD............    $  13.44      $    14.88      $  16.90      $  15.65      $  14.69
                                              ========      ==========      ========      ========      ========
Total Return..............................        0.38%           3.82%        28.27%        20.56%        20.10%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......    $963,410      $1,057,827      $634,672      $562,302      $522,474
  Ratio of expenses to average net
     assets...............................        0.97%           0.95%         0.96%         0.98%         0.99%
  Ratio of net investment income to
     average net assets...................        0.93%           0.94%         0.85%         1.52%         2.04%
  Ratio of expenses to average net
     assets*..............................        0.99%           0.96%         0.96%         0.98%         1.00%
  Portfolio turnover (a)..................      110.43%         115.65%       106.41%        92.66%        90.55%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        MID CAP VALUE FUND
                                                   ------------------------------------------------------------
                                                                          CLASS A SHARES
                                                   ------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                   ------------------------------------------------------------
                                                    2000          1999         1998         1997         1996
                                                   -------      --------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $ 14.93      $  16.93      $ 15.68      $ 14.72      $ 13.22
                                                   -------      --------      -------      -------      -------
Investment Activities:
  Net investment income (loss).................       0.09          0.09         0.10         0.19         0.25
  Net realized and unrealized gains (losses)
     from investments..........................      (0.15)         0.26         3.99         2.57         2.28
                                                   -------      --------      -------      -------      -------
     Total from Investment Activities..........      (0.06)         0.35         4.09         2.76         2.53
                                                   -------      --------      -------      -------      -------
Distributions:
  Net investment income........................      (0.09)        (0.09)       (0.10)       (0.19)       (0.25)
  Net realized gains...........................      (1.30)        (2.26)       (2.74)       (1.61)       (0.78)
                                                   -------      --------      -------      -------      -------
     Total Distributions.......................      (1.39)        (2.35)       (2.84)       (1.80)       (1.03)
                                                   -------      --------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD.................    $ 13.48      $  14.93      $ 16.93      $ 15.68      $ 14.72
                                                   =======      ========      =======      =======      =======
Total Return (Excludes Sales Charge)...........       0.05%         3.70%       27.90%       20.21%       19.80%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)............    $88,721      $122,392      $29,443      $23,909      $20,838
  Ratio of expenses to average
     net assets................................       1.22%         1.21%        1.21%        1.23%        1.24%
  Ratio of net investment income to average net
     assets....................................       0.67%         0.28%        0.60%        1.26%        1.79%
  Ratio of expenses to average net assets*.....       1.34%         1.31%        1.31%        1.31%        1.35%
  Portfolio turnover (a).......................     110.43%       115.65%      106.41%       92.66%       90.55%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        MID CAP VALUE FUND
                                                    -----------------------------------------------------------
                                                                          CLASS B SHARES
                                                    -----------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------
                                                     2000         1999         1998         1997         1996
                                                    -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 14.80      $ 16.85      $ 15.64      $ 14.69      $ 13.19
                                                    -------      -------      -------      -------      -------
Investment Activities:
  Net investment income (loss)..................      (0.01)          --        (0.02)        0.08         0.15
  Net realized and unrealized gains (losses)
     from investments...........................      (0.14)        0.22         3.98         2.55         2.27
                                                    -------      -------      -------      -------      -------
     Total from Investment Activities...........      (0.15)        0.22         3.96         2.63         2.42
                                                    -------      -------      -------      -------      -------
Distributions:
  Net investment income.........................      (0.01)       (0.01)       (0.01)       (0.07)       (0.14)
  Net realized gains............................      (1.30)       (2.26)       (2.74)       (1.61)       (0.78)
                                                    -------      -------      -------      -------      -------
     Total Distributions........................      (1.31)       (2.27)       (2.75)       (1.68)       (0.92)
                                                    -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..................    $ 13.34      $ 14.80      $ 16.85      $ 15.64      $ 14.69
                                                    =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)............      (0.61)%       2.76%       26.97%       19.19%       18.93%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).............    $33,734      $41,380      $30,094      $20,499      $16,305
  Ratio of expenses to average net assets.......       1.97%        1.95%        1.96%        1.98%        1.99%
  Ratio of net investment income to average
     net assets.................................      (0.07)%      (0.25)%      (0.15)%       0.51%        1.04%
  Ratio of expenses to average net assets*......       1.99%        1.96%        1.96%        1.98%        2.00%
  Portfolio turnover (a)........................     110.43%      115.65%      106.41%       92.66%       90.55%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  MID CAP VALUE FUND
                                                                -----------------------
                                                                    CLASS C SHARES
                                                                -----------------------
                                                                  YEAR        MARCH 22,
                                                                 ENDED         1999 TO
                                                                JUNE 30,      JUNE 30,
                                                                  2000        1999 (a)
                                                                --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $14.80        $13.34
                                                                 ------        ------
Investment Activities:
  Net investment income (loss)..............................       0.03            --
  Net realized and unrealized gains (losses) from
     investments............................................      (0.15)         1.46
                                                                 ------        ------
     Total from Investment Activities.......................      (0.12)         1.46
                                                                 ------        ------
Distributions:
  Net investment income.....................................      (0.03)           --
  Net realized gains........................................      (1.30)           --
                                                                 ------        ------
     Total Distributions....................................      (1.33)           --
                                                                 ------        ------
NET ASSET VALUE, END OF PERIOD..............................     $13.35        $14.80
                                                                 ======        ======
Total Return (Excludes Sales Charge)........................     (0.40)%        10.98%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $  169        $   48
  Ratio of expenses to average net assets...................       1.97%         1.95%(c)
  Ratio of net investment income to average net assets......      (0.10)%       (0.44)%(c)
  Ratio of expenses to average net assets*..................       2.00%         1.96%(c)
  Portfolio turnover (d)....................................     110.43%       115.65%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   DIVERSIFIED MID CAP FUND
                                       --------------------------------------------------------------------------------
                                                                        CLASS I SHARES
                                       --------------------------------------------------------------------------------
                                         YEAR        SIX MONTHS
                                        ENDED          ENDED                      YEAR ENDED DECEMBER 31,
                                       JUNE 30,       JUNE 30,       --------------------------------------------------
                                         2000         1999 (a)         1998          1997          1996          1995
                                       --------      ----------      --------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $  22.10       $  20.46       $  20.93      $  17.61      $  15.15      $  13.34
                                       --------       --------       --------      --------      --------      --------
Investment Activities:
  Net investment income (loss).....        0.06          (0.01)         (0.01)         0.01          0.04          0.06
  Net realized and unrealized gains
    (losses)from investments.......        2.59           1.70           0.93          4.88          3.74          2.57
                                       --------       --------       --------      --------      --------      --------
    Total from Investment
       Activities..................        2.65           1.69           0.92          4.89          3.78          2.63
                                       --------       --------       --------      --------      --------      --------
Distributions:
  Net investment income............       (0.05)            --             --         (0.01)        (0.04)        (0.06)
  Net realized gains...............       (3.01)         (0.05)         (1.39)        (1.56)        (1.28)        (0.76)
                                       --------       --------       --------      --------      --------      --------
    Total Distributions............       (3.06)         (0.05)         (1.39)        (1.57)        (1.32)        (0.82)
                                       --------       --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.....    $  21.69       $  22.10       $  20.46      $  20.93      $  17.61      $  15.15
                                       ========       ========       ========      ========      ========      ========
Total Return.......................       14.03%          8.32%(b)       4.61%        27.91%        25.03%        19.88%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)..........................    $832,959       $987,059       $987,256      $803,670      $677,608      $579,094
  Ratio of expenses to average net
    assets.........................        0.86%          0.90%(c)       0.90%         0.84%         0.81%         0.89%
  Ratio of net investment income to
    average net assets.............        0.24%         (0.09)%(c)     (0.08)%        0.05%         0.24%         0.37%
  Ratio of expenses to average net
    assets*........................        1.00%          0.97%(c)       0.90%         0.84%         0.81%         0.89%
  Portfolio turnover (d)...........       70.01%         23.53%         26.89%        37.54%(e)     34.87%        53.55%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Mid Cap Opportunity Fund.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    DIVERSIFIED MID CAP FUND
                                         ------------------------------------------------------------------------------
                                                                         CLASS A SHARES
                                         ------------------------------------------------------------------------------
                                           YEAR        SIX MONTHS
                                          ENDED          ENDED                     YEAR ENDED DECEMBER 31,
                                         JUNE 30,       JUNE 30,       ------------------------------------------------
                                           2000         1999 (a)         1998          1997         1996         1995
                                         --------      ----------      --------      --------      -------      -------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $  21.96       $  20.35       $  20.89      $  17.61      $ 15.15      $ 13.34
                                         --------       --------       --------      --------      -------      -------
Investment Activities:
  Net investment income (loss).......       (0.01)         (0.04)         (0.07)        (0.03)        0.02         0.06
  Net realized and unrealized gains
    (losses) from investments........        2.58           1.70           0.92          4.87         3.74         2.57
                                         --------       --------       --------      --------      -------      -------
    Total from Investment
       Activities....................        2.57           1.66           0.85          4.84         3.76         2.63
                                         --------       --------       --------      --------      -------      -------
Distributions:
  Net investment income..............       (0.02)            --             --            --        (0.02)       (0.06)
  Net realized gains.................       (3.01)         (0.05)         (1.39)        (1.56)       (1.28)       (0.76)
                                         --------       --------       --------      --------      -------      -------
    Total Distributions..............       (3.03)         (0.05)         (1.39)        (1.56)       (1.30)       (0.82)
                                         --------       --------       --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD.......    $  21.50       $  21.96       $  20.35      $  20.89      $ 17.61      $ 15.15
                                         ========       ========       ========      ========      =======      =======
Total Return (Excludes Sales
  Charge)............................       13.74%          8.21%(b)       4.30%        27.56%       24.91%       19.88%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)............................    $217,623       $242,528       $278,279      $234,020      $91,516      $71,858
  Ratio of expenses to average net
    assets...........................        1.11%          1.10%(c)       1.15%         1.09%        0.93%        0.89%
  Ratio of net investment income to
    average net assets...............      (0.01)%         (0.30)%(c)     (0.33)%       (0.20)%       0.12%        0.37%
  Ratio of expenses to average net
    assets*..........................        1.35%          1.22%(c)       1.15%         1.09%        0.93%        0.89%
  Portfolio turnover (d).............       70.01%         23.53%         26.89%        37.54%(e)    34.87%       53.55%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999, represent the Pegasus Mid Cap Opportunity Fund.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(e) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED MID CAP FUND
                                                 -----------------------------------------------------------
                                                                       CLASS B SHARES
                                                 -----------------------------------------------------------
                                                   YEAR      SIX MONTHS       YEAR ENDED       SEPTEMBER 23,
                                                  ENDED        ENDED         DECEMBER 31,         1996 TO
                                                 JUNE 30,     JUNE 30,     ----------------    DECEMBER 31,
                                                   2000       1999 (a)      1998      1997       1996 (b)
                                                 --------    ----------    ------    ------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD...........   $10.23       $ 9.55      $10.58    $ 9.57       $10.00
                                                  ------       ------      ------    ------       ------
Investment Activities:
  Net investment income (loss).................    (0.02)       (0.07)      (0.09)    (0.03)          --
  Net realized and unrealized gains (losses)
    from investments...........................     0.91         0.80        0.45      2.60         0.79
                                                  ------       ------      ------    ------       ------
    Total from Investment Activities...........     0.89         0.73        0.36      2.57         0.79
                                                  ------       ------      ------    ------       ------
Distributions:
  Net investment income........................    (0.01)          --          --        --        (0.01)
  Net realized gains...........................    (3.01)       (0.05)      (1.39)    (1.56)       (1.21)
                                                  ------       ------      ------    ------       ------
    Total Distributions........................    (3.02)       (0.05)      (1.39)    (1.56)       (1.22)
                                                  ------       ------      ------    ------       ------
NET ASSET VALUE, END OF PERIOD.................   $ 8.10       $10.23      $ 9.55    $10.58       $ 9.57
                                                  ======       ======      ======    ======       ======
Total Return (Excludes Sales Charge)...........    13.01%        7.76%(c)    3.79%    27.10%        7.94%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)............   $6,771       $6,283      $7,108    $3,965       $  154
  Ratio of expenses to average net
    assets.....................................     1.86%        1.88%(d)    1.90%     1.84%        1.81%(d)
  Ratio of net investment income to
    average net assets.........................    (0.75)%      (1.08)%(d)  (1.08)%   (0.95)%      (0.59)%(d)
  Ratio of expenses to average net
    assets*....................................     2.00%        1.95%(d)    1.90%     1.84%        1.81%(d)
  Portfolio turnover (e).......................    70.01%       23.53%      26.89%    37.54%(f)     34.87%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Mid Cap Opportunity Fund became the Diversified Mid Cap Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Mid Cap Opportunity Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
(f) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997. The Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Fund was approximately $4 million.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              DIVERSIFIED MID CAP FUND
                                                              -------------------------
                                                                   CLASS C SHARES
                                                              -------------------------
                                                                YEAR         MARCH 22,
                                                                ENDED         1999 TO
                                                              JUNE 30,        JUNE 30,
                                                                2000          1999 (a)
                                                              ---------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.23          $ 8.93
                                                               ------          ------
Investment Activities:
  Net investment income (loss)..............................    (0.07)             --
  Net realized and unrealized gains (losses) from
     investments............................................     0.95            1.30
                                                               ------          ------
     Total from Investment Activities.......................     0.88            1.30
                                                               ------          ------
Distributions:
  Net investment income.....................................    (0.01)             --
  Net realized gains........................................    (3.01)             --
                                                               ------          ------
     Total Distributions....................................    (3.02)             --
                                                               ------          ------
NET ASSET VALUE, END OF PERIOD..............................   $ 8.09          $10.23
                                                               ======          ======
Total Return (Excludes Sales Charge)........................    12.83%          14.56%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................   $  109          $   15
  Ratio of expenses to average net assets...................     1.86%           1.88%(c)
  Ratio of net investment income to average net assets......    (0.72)%         (1.20)%(c)
  Ratio of expenses to average net assets*..................     2.00%           1.99%(c)
  Portfolio turnover (d)....................................    70.01%          23.53%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 LARGE CAP GROWTH FUND
                                            ----------------------------------------------------------------
                                                                     CLASS I SHARES
                                            ----------------------------------------------------------------
                                                                  YEAR ENDED JUNE 30,
                                            ----------------------------------------------------------------
                                               2000          1999          1998          1997         1996
                                            ----------    ----------    ----------    ----------    --------
NET ASSET VALUE, BEGINNING OF PERIOD......  $    26.15    $    22.71    $    19.44    $    15.44    $  13.47
                                            ----------    ----------    ----------    ----------    --------
Investment Activities:
  Net investment income (loss)............       (0.03)           --          0.04          0.12        0.18
  Net realized and unrealized gains
    (losses) from investments.............        3.90          5.80          6.13          4.79        2.14
                                            ----------    ----------    ----------    ----------    --------
    Total from Investment Activities......        3.87          5.80          6.17          4.91        2.32
                                            ----------    ----------    ----------    ----------    --------
Distributions:
  Net investment income...................          --            --         (0.02)        (0.11)      (0.18)
  Net realized gains......................       (3.34)        (2.36)        (2.88)        (0.80)      (0.17)
                                            ----------    ----------    ----------    ----------    --------
    Total Distributions...................       (3.34)        (2.36)        (2.90)        (0.91)      (0.35)
                                            ----------    ----------    ----------    ----------    --------
NET ASSET VALUE, END OF PERIOD............  $    26.68    $    26.15    $    22.71    $    19.44    $  15.44
                                            ==========    ==========    ==========    ==========    ========
Total Return..............................       15.30%        28.78%        35.75%        33.11%      17.36%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......  $3,118,107    $3,052,729    $1,510,521    $1,142,864    $745,986
  Ratio of expenses to average net
    assets................................        0.94%         0.96%         0.99%         0.99%       0.96%
  Ratio of net investment income to
    average net assets....................       (0.12)%        0.07%         0.21%         0.69%       1.20%
  Ratio of expenses to average net
    assets*...............................        0.94%         0.96%         0.99%         0.99%       0.99%
  Portfolio turnover (a)..................      123.21%        86.34%       117.34%        57.17%      35.51%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    LARGE CAP GROWTH FUND
                                                   -------------------------------------------------------
                                                                       CLASS A SHARES
                                                   -------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                                   -------------------------------------------------------
                                                     2000        1999        1998        1997       1996
                                                   --------    --------    --------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $  26.86    $  23.32    $  19.92    $  15.83    $ 13.83
                                                   --------    --------    --------    --------    -------
Investment Activities:
  Net investment income (loss)...................     (0.07)      (0.07)      (0.01)       0.08       0.14
  Net realized and unrealized gains (losses) from
    investments..................................      3.97        5.97        6.30        4.88       2.17
                                                   --------    --------    --------    --------    -------
    Total from Investment Activities.............      3.90        5.90        6.29        4.96       2.31
                                                   --------    --------    --------    --------    -------
Distributions:
  Net investment income..........................        --          --          --       (0.07)     (0.14)
  In excess of net investment income.............        --          --       (0.01)         --         --
  Net realized gains.............................     (3.34)      (2.36)      (2.88)      (0.80)     (0.17)
                                                   --------    --------    --------    --------    -------
    Total Distributions..........................     (3.34)      (2.36)      (2.89)      (0.87)     (0.31)
                                                   --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD...................  $  27.42    $  26.86    $  23.32    $  19.92    $ 15.83
                                                   ========    ========    ========    ========    =======
Total Return (Excludes Sales Charge).............     14.99%      28.43%      35.43%      32.57%     16.85%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..............  $662,088    $447,209    $199,052    $125,910    $75,114
  Ratio of expenses to average net assets........      1.19%       1.21%       1.24%       1.24%      1.21%
  Ratio of net investment income to average net
    assets.......................................     (0.38)%     (0.43)%     (0.04)%      0.44%      0.95%
  Ratio of expenses to average net assets*.......      1.29%       1.31%       1.34%       1.32%      1.34%
  Portfolio turnover (a).........................    123.21%      86.34%     117.34%      57.17%     35.51%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    LARGE CAP GROWTH FUND
                                                   -------------------------------------------------------
                                                                       CLASS B SHARES
                                                   -------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                                   -------------------------------------------------------
                                                     2000        1999        1998        1997       1996
                                                   --------    --------    --------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $  25.92    $  22.73    $  19.61    $  15.63    $ 13.63
                                                   --------    --------    --------    --------    -------
Investment Activities:
  Net investment income (loss)...................     (0.15)      (0.09)      (0.10)      (0.04)      0.05
  Net realized and unrealized gains (losses) from
    investments..................................      3.71        5.64        6.10        4.82       2.17
                                                   --------    --------    --------    --------    -------
    Total from Investment Activities.............      3.56        5.55        6.00        4.78       2.22
                                                   --------    --------    --------    --------    -------
Distributions:
  Net investment income..........................        --          --          --          --      (0.05)
  Net realized gains.............................     (3.34)      (2.36)      (2.88)      (0.80)     (0.17)
                                                   --------    --------    --------    --------    -------
    Total Distributions..........................     (3.34)      (2.36)      (2.88)      (0.80)     (0.22)
                                                   --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD...................  $  26.14    $  25.92    $  22.73    $  19.61    $ 15.63
                                                   ========    ========    ========    ========    =======
Total Return (Excludes Sales Charge).............     14.16%      27.54%      34.39%      31.74%     16.41%
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..............  $978,576    $617,672    $280,563    $132,268    $56,261
  Ratio of expenses to average net assets........      1.94%       1.96%       1.99%       2.00%      1.96%
  Ratio of net investment income to average
    net assets...................................     (1.13)%     (0.98)%     (0.80)%     (0.33)%     0.20%
  Ratio of expenses to average net assets*.......      1.94%       1.96%       1.99%       2.00%      1.99%
  Portfolio turnover (a).........................    123.21%      86.34%     117.34%      57.17%     35.51%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                     LARGE CAP GROWTH FUND
                                                              ------------------------------------
                                                                         CLASS C SHARES
                                                              ------------------------------------
                                                                                       NOVEMBER 4,
                                                              YEAR ENDED JUNE 30,        1997 TO
                                                              -------------------       JUNE 30,
                                                               2000         1999        1998 (a)
                                                              -------      ------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 25.71      $22.57        $18.98
                                                              -------      ------        ------
Investment Activities:
  Net investment income (loss)..............................    (0.10)      (0.04)        (0.06)
  Net realized and unrealized gains (losses) from
    investments.............................................     3.64        5.54          4.99
                                                              -------      ------        ------
    Total from Investment Activities........................     3.54        5.50          4.93
                                                              -------      ------        ------
Distributions:
  Net realized gains........................................    (3.34)      (2.36)        (1.34)
                                                              -------      ------        ------
    Total Distributions.....................................    (3.34)      (2.36)        (1.34)
                                                              -------      ------        ------
NET ASSET VALUE, END OF PERIOD..............................  $ 25.91      $25.71        $22.57
                                                              =======      ======        ======
Total Return (Excludes Sales Charge)........................    14.20%      27.52%        27.63%(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................  $55,682      $8,328        $  492
  Ratio of expenses to average net assets...................     1.95%       1.95%         1.98%(c)
  Ratio of net investment income to average net assets......    (1.17)%     (0.94)%       (0.87)%(c)
  Portfolio turnover (d)....................................   123.21%      86.34%       117.34%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                    LARGE CAP VALUE FUND
                                            --------------------------------------------------------------------
                                                                       CLASS I SHARES
                                            --------------------------------------------------------------------
                                                                    YEAR ENDED JUNE 30,
                                            --------------------------------------------------------------------
                                               2000            1999           1998          1997          1996
                                            ----------      ----------      --------      --------      --------
NET ASSET VALUE, BEGINNING OF PERIOD....    $    18.09      $    16.70      $  14.79      $  12.83      $  12.87
                                            ----------      ----------      --------      --------      --------
Investment Activities:
  Net investment income (loss)..........          0.13            0.18          0.21          0.27          0.31
  Net realized and unrealized gains
     (losses)
     from investments...................         (1.10)           2.44          2.84          3.01          1.20
                                            ----------      ----------      --------      --------      --------
     Total from Investment Activities...         (0.97)           2.62          3.05          3.28          1.51
                                            ----------      ----------      --------      --------      --------
Distributions:
  Net investment income.................         (0.13)          (0.18)        (0.21)        (0.26)        (0.31)
  Net realized gains....................         (1.49)          (1.05)        (0.93)        (1.06)        (1.24)
                                            ----------      ----------      --------      --------      --------
     Total Distributions................         (1.62)          (1.23)        (1.14)        (1.32)        (1.55)
                                            ----------      ----------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD..........    $    15.50      $    18.09      $  16.70      $  14.79      $  12.83
                                            ==========      ==========      ========      ========      ========
Total Return............................         (5.64)%         17.26%        21.46%        27.10%        12.71%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).....    $1,474,666      $1,095,686      $792,649      $686,156      $584,527
  Ratio of expenses to average net
     assets.............................          0.96%           0.95%         0.95%         0.97%         0.97%
  Ratio of net investment income to
     average net assets.................          0.82%           1.15%         1.34%         1.99%         2.43%
  Ratio of expenses to average net
     assets*............................          0.96%           0.95%         0.95%         0.97%         0.98%
  Portfolio turnover (a)................        131.95%          40.69%        47.35%        77.05%       186.84%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        LARGE CAP VALUE FUND
                                                     ----------------------------------------------------------
                                                                           CLASS A SHARES
                                                     ----------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                     ----------------------------------------------------------
                                                      2000         1999         1998         1997         1996
                                                     -------      -------      -------      -------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 18.24      $ 16.77      $ 14.85      $ 12.87      $12.89
                                                     -------      -------      -------      -------      ------
Investment Activities:
  Net investment income (loss)...................       0.09         0.14         0.18         0.23        0.27
  Net realized and unrealized gains (losses) from
     investments.................................      (1.14)        2.52         2.84         3.04        1.22
                                                     -------      -------      -------      -------      ------
     Total from Investment Activities............      (1.05)        2.66         3.02         3.27        1.49
                                                     -------      -------      -------      -------      ------
Distributions:
  Net investment income..........................      (0.09)       (0.14)       (0.17)       (0.23)      (0.27)
  Net realized gains.............................      (1.49)       (1.05)       (0.93)       (1.06)      (1.24)
                                                     -------      -------      -------      -------      ------
     Total Distributions.........................      (1.58)       (1.19)       (1.10)       (1.29)      (1.51)
                                                     -------      -------      -------      -------      ------
NET ASSET VALUE, END OF PERIOD...................    $ 15.61      $ 18.24      $ 16.77      $ 14.85      $12.87
                                                     =======      =======      =======      =======      ======
Total Return (Excludes Sales Charge).............      (6.06)%      17.39%       21.14%       26.90%      12.40%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..............    $45,190      $28,448      $15,699      $14,832      $9,380
  Ratio of expenses to average net assets........       1.21%        1.20%        1.20%        1.22%       1.22%
  Ratio of net investment income to average
     net assets..................................       0.56%        0.90%        1.10%        1.72%       2.18%
  Ratio of expenses to average net assets*.......       1.31%        1.30%        1.30%        1.31%       1.33%
  Portfolio turnover (a).........................     131.95%       40.69%       47.35%       77.05%     186.84%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        LARGE CAP VALUE FUND
                                                      ---------------------------------------------------------
                                                                           CLASS B SHARES
                                                      ---------------------------------------------------------
                                                                         YEAR ENDED JUNE 30,
                                                      ---------------------------------------------------------
                                                       2000         1999         1998         1997        1996
                                                      -------      -------      -------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD..............    $ 18.25      $ 16.84      $ 14.95      $12.98      $12.96
                                                      -------      -------      -------      ------      ------
Investment Activities:
  Net investment income (loss)....................      (0.02)        0.03         0.07        0.14        0.18
  Net realized and unrealized gains (losses) from
     investments..................................      (1.12)        2.48         2.84        3.04        1.26
                                                      -------      -------      -------      ------      ------
     Total from Investment Activities.............      (1.14)        2.51         2.91        3.18        1.44
                                                      -------      -------      -------      ------      ------
Distributions:
  Net investment income...........................      (0.01)       (0.05)       (0.09)      (0.15)      (0.18)
  Net realized gains..............................      (1.49)       (1.05)       (0.93)      (1.06)      (1.24)
                                                      -------      -------      -------      ------      ------
     Total Distributions..........................      (1.50)       (1.10)       (1.02)      (1.21)      (1.42)
                                                      -------      -------      -------      ------      ------
NET ASSET VALUE, END OF PERIOD....................    $ 15.61      $ 18.25      $ 16.84      $14.95      $12.98
                                                      =======      =======      =======      ======      ======
Total Return (Excludes Sales Charge)..............      (6.56)%      16.30%       20.18%      25.86%      11.95%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)...............    $25,795      $24,877      $17,154      $9,288      $4,135
  Ratio of expenses to average net assets.........       1.96%        1.95%        1.95%       1.97%       1.97%
  Ratio of net investment income to average
     net assets...................................      (0.18)%       0.15%        0.33%       0.96%       1.43%
  Ratio of expenses to average net assets*........       1.96%        1.95%        1.95%       1.97%       1.98%
  Portfolio turnover (a)..........................     131.95%       40.69%       47.35%      77.05%     186.84%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 LARGE CAP VALUE FUND
                                                                -----------------------
                                                                    CLASS C SHARES
                                                                -----------------------
                                                                  YEAR        MARCH 22,
                                                                 ENDED         1999 TO
                                                                JUNE 30,      JUNE 30,
                                                                  2000        1999 (a)
                                                                --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $18.24        $16.96
                                                                 ------        ------
Investment Activities:
  Net investment income (loss)..............................      (0.01)         0.03
  Net realized and unrealized gains (losses) from
     investments............................................      (1.15)         1.28
                                                                 ------        ------
     Total from Investment Activities.......................      (1.16)         1.31
                                                                 ------        ------
Distributions:
  Net investment income.....................................      (0.01)        (0.03)
  Net realized gains........................................      (1.49)           --
                                                                 ------        ------
     Total Distributions....................................      (1.50)        (0.03)
                                                                 ------        ------
NET ASSET VALUE, END OF PERIOD..............................     $15.58        $18.24
                                                                 ======        ======
Total Return (Excludes Sales Charge)........................      (6.63)%        7.74%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................     $2,536        $  135
  Ratio of expenses to average net assets...................       1.96%         1.95%(c)
  Ratio of net investment income to average net assets......      (0.16)%        0.34%(c)
  Portfolio turnover (d)....................................     131.95%        40.69%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      EQUITY INCOME FUND
                                              ------------------------------------------------------------------
                                                                        CLASS I SHARES
                                              ------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                              ------------------------------------------------------------------
                                                2000           1999           1998          1997          1996
                                              --------      ----------      --------      --------      --------
NET ASSET VALUE,
  BEGINNING OF PERIOD.....................    $  24.50      $    24.07      $  21.93      $  17.65      $  15.13
                                              --------      ----------      --------      --------      --------
Investment Activities:
  Net investment income (loss)............        0.33            0.31          0.32          0.36          0.40
  Net realized and unrealized gains
     (losses) from investments............       (2.32)           2.11          4.36          4.89          3.22
                                              --------      ----------      --------      --------      --------
     Total from Investment Activities.....       (1.99)           2.42          4.68          5.25          3.62
                                              --------      ----------      --------      --------      --------
Distributions:
  Net investment income...................       (0.32)          (0.31)        (0.31)        (0.36)        (0.40)
  Net realized gains......................       (0.94)          (1.68)        (2.23)        (0.61)        (0.70)
                                              --------      ----------      --------      --------      --------
     Total Distributions..................       (1.26)          (1.99)        (2.54)        (0.97)        (1.10)
                                              --------      ----------      --------      --------      --------
NET ASSET VALUE,
  END OF PERIOD...........................    $21.25...     $    24.50      $  24.07      $  21.93      $  17.65
                                              ========      ==========      ========      ========      ========
Total Return..............................       (8.34)%         11.29%        23.18%        30.90%        24.53%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).......    $584,810      $1,120,181      $691,878      $649,007      $321,827
  Ratio of expenses to average net
     assets...............................        0.91%           0.91%         1.00%         1.00%         0.98%
  Ratio of net investment income to
     average net assets...................        1.44%           1.40%         1.39%         1.91%         2.44%
  Ratio of expenses to average net
     assets*..............................        1.01%           0.98%         1.00%         1.00%         1.01%
  Portfolio turnover (a)..................       15.82%          16.22%        14.64%        28.18%        14.92%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       EQUITY INCOME FUND
                                                 --------------------------------------------------------------
                                                                         CLASS A SHARES
                                                 --------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                 --------------------------------------------------------------
                                                   2000          1999          1998         1997         1996
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................    $  24.45      $  24.04      $  21.90      $ 17.64      $ 15.11
                                                 --------      --------      --------      -------      -------
Investment Activities:
  Net investment income (loss)...............        0.25          0.27          0.25         0.31         0.38
  Net realized and unrealized gains (losses)
     from investments........................       (2.31)         2.08          4.37         4.87         3.20
                                                 --------      --------      --------      -------      -------
     Total from Investment Activities........       (2.06)         2.35          4.62         5.18         3.58
                                                 --------      --------      --------      -------      -------
Distributions:
  Net investment income......................       (0.26)        (0.26)        (0.25)       (0.31)       (0.35)
  Net realized gains.........................       (0.94)        (1.68)        (2.23)       (0.61)       (0.70)
                                                 --------      --------      --------      -------      -------
     Total Distributions.....................       (1.20)        (1.94)        (2.48)       (0.92)       (1.05)
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE,
  END OF PERIOD..............................    $  21.19      $  24.45      $  24.04      $ 21.90      $ 17.64
                                                 ========      ========      ========      =======      =======
Total Return (Excludes Sales Charge).........       (8.61)%       10.94%        22.91%       30.39%       24.23%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........    $102,783      $135,420      $117,682      $78,976      $44,284
  Ratio of expenses to average net assets....        1.16%         1.18%         1.25%        1.25%        1.23%
  Ratio of net investment income to average
     net assets..............................        1.17%         1.17%         1.15%        1.65%        2.19%
  Ratio of expenses to average net assets*...        1.35%         1.34%         1.35%        1.34%        1.36%
  Portfolio turnover (a).....................       15.82%        16.22%        14.64%       28.18%       14.92%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                       EQUITY INCOME FUND
                                                 --------------------------------------------------------------
                                                                         CLASS B SHARES
                                                 --------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                 --------------------------------------------------------------
                                                   2000          1999          1998         1997         1996
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE,
  BEGINNING OF PERIOD........................    $  24.50      $  24.08      $  21.95      $ 17.68      $ 15.14
                                                 --------      --------      --------      -------      -------
Investment Activities:
  Net investment income (loss)...............        0.09          0.09          0.26         0.17         0.24
  Net realized and unrealized gains (losses)
     from investments........................       (2.30)         2.10          4.36         4.89         3.23
                                                 --------      --------      --------      -------      -------
     Total from Investment Activities........       (2.21)         2.19          4.62         5.06         3.47
                                                 --------      --------      --------      -------      -------
Distributions:
  Net investment income......................       (0.12)        (0.09)        (0.26)       (0.18)       (0.23)
  Net realized gains.........................       (0.94)        (1.68)        (2.23)       (0.61)       (0.70)
                                                 --------      --------      --------      -------      -------
     Total Distributions.....................       (1.06)        (1.77)        (2.49)       (0.79)       (0.93)
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD...............    $  21.23      $  24.50      $  24.08      $ 21.95      $ 17.68
                                                 ========      ========      ========      =======      =======
Total Return (Excludes Sales Charge).........       (9.22)%       10.18%        21.97%       29.48%       23.41%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........    $142,259      $197,016      $165,813      $79,518      $29,169
  Ratio of expenses to average net assets....        1.91%         1.93%         1.99%        2.00%        1.98%
  Ratio of net investment income to average
     net assets..............................        0.43%         0.40%         0.39%        0.89%        1.44%
  Ratio of expenses to average net assets*...        2.00%         1.99%         1.99%        2.00%        2.01%
  Portfolio turnover (a).....................       15.82%        16.22%        14.64%       28.18%       14.92%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        EQUITY INCOME FUND
                                                                -----------------------------------
                                                                          CLASS C SHARES
                                                                -----------------------------------
                                                                    YEAR ENDED          NOVEMBER 4,
                                                                     JUNE 30,             1997 TO
                                                                ------------------       JUNE 30,
                                                                 2000        1999        1998 (a)
                                                                ------      ------      -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD.......................................    $24.51      $24.08        $21.40
                                                                ------      ------        ------
Investment Activities:
  Net investment income (loss)..............................      0.09        0.10          0.06
  Net realized and unrealized gains (losses) from
     investments............................................     (2.27)       2.11          3.39
                                                                ------      ------        ------
     Total from Investment Activities.......................     (2.18)       2.21          3.45
                                                                ------      ------        ------
Distributions:
  Net investment income.....................................     (0.13)      (0.10)        (0.07)
  Net realized gains........................................     (0.94)      (1.68)        (0.70)
                                                                ------      ------        ------
     Total Distributions....................................     (1.07)      (1.78)        (0.77)
                                                                ------      ------        ------
NET ASSET VALUE,
  END OF PERIOD.............................................    $21.26      $24.51        $24.08
                                                                ======      ======        ======
Total Return (Excludes Sales Charge)........................     (9.10)%     10.24%        16.57%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $1,215      $  658        $  795
  Ratio of expenses to average net assets...................      1.94%       1.94%         1.98%(c)
  Ratio of net investment income to average net assets......      0.37%       0.36%         0.38%(c)
  Ratio of expenses to average net assets*..................      2.01%       1.99%         1.98%(c)
  Portfolio turnover (d)....................................     15.82%      16.22%        14.64%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              DIVERSIFIED EQUITY FUND
                                       ---------------------------------------------------------------------
                                                                  CLASS I SHARES
                                       ---------------------------------------------------------------------
                                                                                                   MARCH 26,
                                                        YEAR ENDED JUNE 30,                         1996 TO
                                       ------------------------------------------------------      JUNE 30,
                                          2000            1999           1998          1997        1996 (a)
                                       ----------      ----------      --------      --------      ---------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $    15.19      $    13.51      $  11.51      $  10.39      $  10.00
                                       ----------      ----------      --------      --------      --------
Investment Activities:
  Net investment income (loss).....          0.03            0.05          0.08          0.11          0.03
  Net realized and unrealized gains
     (losses) from investments.....          0.72            2.52          3.36          2.85          0.39
                                       ----------      ----------      --------      --------      --------
     Total from Investment
       Activities..................          0.75            2.57          3.44          2.96          0.42
                                       ----------      ----------      --------      --------      --------
Distributions:
  Net investment income............         (0.02)          (0.05)        (0.08)        (0.11)        (0.03)
  Net realized gains...............         (0.87)          (0.84)        (1.36)        (1.73)           --
                                       ----------      ----------      --------      --------      --------
     Total Distributions...........         (0.89)          (0.89)        (1.44)        (1.84)        (0.03)
                                       ----------      ----------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD.....    $    15.05      $    15.19      $  13.51      $  11.51      $  10.39
                                       ==========      ==========      ========      ========      ========
Total Return.......................          5.23%          20.72%        32.26%        31.97%        10.49%(b)(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
     (000).........................    $1,895,968      $2,089,940      $630,340      $430,837      $191,212
  Ratio of expenses to average net
     assets........................          0.95%           0.95%         0.98%         0.98%         0.95%(d)
  Ratio of net investment income to
     average net assets............          0.20%           0.42%         0.66%         1.06%         1.13%(d)
  Ratio of expenses to average net
     assets*.......................          0.95%           0.95%         0.98%         1.00%         1.04%(d)
  Portfolio turnover (e)...........         37.98%          50.82%        62.37%       113.17%        65.21%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from date reorganized as a fund of One Group Mutual Funds.
(b) Represents total return for Class A Shares from December 1, 1995 through March 25, 1996 plus total return for Class I Shares for the period from March 26, 1996 through June 30, 1996.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      DIVERSIFIED EQUITY FUND
                                       -------------------------------------------------------------------------------------
                                                                          CLASS A SHARES
                                       -------------------------------------------------------------------------------------
                                                                                             SEVEN MONTHS           YEAR
                                                     YEAR ENDED JUNE 30,                         ENDED             ENDED
                                       ------------------------------------------------        JUNE 30,         NOVEMBER 30,
                                         2000          1999         1998         1997          1996 (a)             1995
                                       --------      --------      -------      -------      -------------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD...........................    $  15.16      $  13.50      $ 11.50      $ 10.39         $ 11.15           $   9.00
                                       --------      --------      -------      -------         -------           --------
Investment Activities:
  Net investment income (loss).....          --          0.02         0.05         0.09            0.94               0.12
  Net realized and unrealized gains
    (losses) from investments......        0.72          2.51         3.36         2.83            0.08               2.44
                                       --------      --------      -------      -------         -------           --------
    Total from Investment
       Activities..................        0.72          2.53         3.41         2.92            1.02               2.56
                                       --------      --------      -------      -------         -------           --------
Distributions:
  Net investment income............       (0.01)        (0.03)       (0.05)       (0.08)          (0.94)             (0.12)
  In excess of net investment
    income.........................          --            --           --           --           (0.01)                --
  Net realized gains...............       (0.87)        (0.84)       (1.36)       (1.73)          (0.83)             (0.29)
                                       --------      --------      -------      -------         -------           --------
    Total Distributions............       (0.88)        (0.87)       (1.41)       (1.81)          (1.78)             (0.41)
                                       --------      --------      -------      -------         -------           --------
NET ASSET VALUE, END OF PERIOD.....    $  15.00      $  15.16      $ 13.50      $ 11.50         $ 10.39           $  11.15
                                       ========      ========      =======      =======         =======           ========
Total Return (Excludes Sales
  Charge)..........................        4.97%        20.36%       31.96%       31.53%          10.40%(b)          29.57%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)..........................    $298,378      $340,736      $80,500      $47,306         $35,984           $217,978
  Ratio of expenses to average
    net assets.....................        1.20%         1.20%        1.23%        1.23%           0.97%(c)           0.95%
  Ratio of net investment income to
    average net assets.............       (0.05)%        0.10%        0.40%        0.83%           0.85%(c)           1.25%
  Ratio of expenses to average net
    assets*........................        1.30%         1.30%        1.33%        1.34%           1.05%(c)           0.95%
  Portfolio turnover (d)...........       37.98%        50.82%       62.37%      113.17%          65.21%             77.00%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Value Growth Fund became the Diversified Equity Fund. Financial Highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.26 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      DIVERSIFIED EQUITY FUND
                                         ----------------------------------------------------------------------------------
                                                                           CLASS B SHARES
                                         ----------------------------------------------------------------------------------
                                                                                             SEVEN MONTHS          YEAR
                                                      YEAR ENDED JUNE 30,                       ENDED             ENDED
                                         ----------------------------------------------        JUNE 30,        NOVEMBER 30,
                                          2000         1999         1998         1997          1996 (a)            1995
                                         -------      -------      -------      -------      ------------      ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $ 14.97      $ 13.40      $ 11.47      $ 10.39         $11.16            $ 9.01
                                         -------      -------      -------      -------         ------            ------
Investment Activities:
  Net investment income (loss).......      (0.10)       (0.07)       (0.02)        0.01           0.91              0.05
  Net realized and unrealized gains
    (losses) from investments........       0.70         2.48         3.31         2.82           0.07              2.46
                                         -------      -------      -------      -------         ------            ------
    Total from Investment
       Activities....................       0.60         2.41         3.29         2.83           0.98              2.51
                                         -------      -------      -------      -------         ------            ------
Distributions:
  Net investment income..............         --           --           --        (0.02)         (0.91)            (0.07)
  In excess of net investment
    income...........................         --           --           --           --          (0.01)               --
  Net realized gains.................      (0.87)       (0.84)       (1.36)       (1.73)         (0.83)            (0.29)
                                         -------      -------      -------      -------         ------            ------
    Total Distributions..............      (0.87)       (0.84)       (1.36)       (1.75)         (1.75)            (0.36)
                                         -------      -------      -------      -------         ------            ------
NET ASSET VALUE, END OF PERIOD.......    $ 14.70      $ 14.97      $ 13.40      $ 11.47         $10.39            $11.16
                                         =======      =======      =======      =======         ======            ======
Total Return (Excludes Sales
  Charge)............................       4.23%       19.52%       30.89%       30.52%          9.96%(b)         28.74%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
    (000)............................    $55,227      $52,004      $25,501      $10,517         $4,673            $2,923
  Ratio of expenses to average
    net assets.......................       1.95%        1.96%        1.98%        1.98%          1.86%(c)          1.70%
  Ratio of net investment income to
    average net assets...............      (0.80)%      (0.80)%      (0.35)%       0.07%          0.13%(c)          0.38%
  Ratio of expenses to average
    net assets*......................       1.95%        1.96%        1.98%        2.00%          1.94%(c)          1.70%
  Portfolio turnover (d).............      37.98%       50.82%       62.37%      113.17%         65.21%            77.00%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Paragon Value Growth Fund became the Diversified Equity Fund. Financial Highlights for the periods prior to March 26, 1996 represent the Paragon Value Growth Fund. The per share data for the periods prior to March 26, 1996 have been restated to reflect the impact of restatement of net asset value from $15.21 to $10.00 effective March 26, 1996.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      DIVERSIFIED EQUITY FUND
                                                                ------------------------------------
                                                                           CLASS C SHARES
                                                                ------------------------------------
                                                                                         NOVEMBER 4,
                                                                YEAR ENDED JUNE 30,        1997 TO
                                                                -------------------       JUNE 30,
                                                                 2000         1999        1998 (a)
                                                                -------      ------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 15.06      $13.47        $11.76
                                                                -------      ------        ------
Investment Activities:
  Net investment income (loss)..............................      (0.08)      (0.03)           --
  Net realized and unrealized gains (losses) from
     investments............................................       0.69        2.46          2.35
                                                                -------      ------        ------
     Total from Investment Activities.......................       0.61        2.43          2.35
                                                                -------      ------        ------
Distributions:
  Net investment income.....................................         --          --         (0.01)
  Net realized gains........................................      (0.87)      (0.84)        (0.63)
                                                                -------      ------        ------
     Total Distributions....................................      (0.87)      (0.84)        (0.64)
                                                                -------      ------        ------
NET ASSET VALUE, END OF PERIOD..............................    $ 14.80      $15.06        $13.47
                                                                =======      ======        ======
Total Return (Excludes Sales Charge)........................       4.27%      19.57%        20.87%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $16,780      $8,058        $1,234
  Ratio of expenses to average net assets...................       1.95%       1.96%         1.99%(c)
  Ratio of net investment income to average net assets......      (0.82)%     (0.57)%       (0.43)%(c)
  Portfolio turnover (d)....................................      37.98%      50.82%        62.37%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         BALANCED FUND
                                                 --------------------------------------------------------------
                                                                         CLASS I SHARES
                                                 --------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                 --------------------------------------------------------------
                                                   2000          1999          1998         1997         1996
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  14.13      $  13.80      $  12.98      $ 11.71      $ 10.73
                                                 --------      --------      --------      -------      -------
Investment Activities:
  Net investment income (loss)...............        0.40          0.34          0.40         0.43         0.41
  Net realized and unrealized gains (losses)
     from investments........................        0.38          1.28          2.24         1.81         1.16
                                                 --------      --------      --------      -------      -------
     Total from Investment Activities........        0.78          1.62          2.64         2.24         1.57
                                                 --------      --------      --------      -------      -------
Distributions:
  Net investment income......................       (0.39)        (0.34)        (0.39)       (0.43)       (0.41)
  Net realized gains.........................       (0.53)        (0.95)        (1.43)       (0.54)       (0.18)
                                                 --------      --------      --------      -------      -------
     Total Distributions.....................       (0.92)        (1.29)        (1.82)       (0.97)       (0.59)
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD...............    $  13.99      $  14.13      $  13.80      $ 12.98      $ 11.71
                                                 ========      ========      ========      =======      =======
Total Return.................................        5.74%        12.74%        22.12%       20.16%       14.87%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........    $139,496      $229,008      $105,243      $94,971      $50,323
  Ratio of expenses to average net assets....        0.88%         0.85%         0.85%        0.80%        0.94%
  Ratio of net investment income to average
     net assets..............................        2.81%         2.59%         3.03%        3.55%        3.58%
  Ratio of expenses to average net assets*...        0.98%         0.95%         1.03%        1.00%        1.19%
  Portfolio turnover (a).....................       57.08%        85.81%        46.04%       80.96%       73.38%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                          BALANCED FUND
                                                   ------------------------------------------------------------
                                                                          CLASS A SHARES
                                                   ------------------------------------------------------------
                                                                       YEAR ENDED JUNE 30,
                                                   ------------------------------------------------------------
                                                     2000         1999         1998         1997         1996
                                                   --------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $  14.14      $ 13.81      $ 13.00      $ 11.72      $ 10.74
                                                   --------      -------      -------      -------      -------
Investment Activities:
  Net investment income (loss).................        0.34         0.31         0.36         0.39         0.37
  Net realized and unrealized gains (losses)
     from investments..........................        0.40         1.28         2.24         1.83         1.16
                                                   --------      -------      -------      -------      -------
     Total from Investment Activities..........        0.74         1.59         2.60         2.22         1.53
                                                   --------      -------      -------      -------      -------
Distributions:
  Net investment income........................       (0.35)       (0.31)       (0.36)       (0.40)       (0.37)
  Net realized gains...........................       (0.53)       (0.95)       (1.43)       (0.54)       (0.18)
                                                   --------      -------      -------      -------      -------
     Total Distributions.......................       (0.88)       (1.26)       (1.79)       (0.94)       (0.55)
                                                   --------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD.................    $  14.00      $ 14.14      $ 13.81      $ 13.00      $ 11.72
                                                   ========      =======      =======      =======      =======
Total Return (Excludes Sales Charge)...........        5.48%       12.45%       21.71%       19.85%       14.48%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)............    $135,367      $80,819      $50,456      $31,379      $17,849
  Ratio of expenses to average net assets......        1.13%        1.10%        1.10%        1.05%        1.19%
  Ratio of net investment income to average
     net assets................................        2.53%        2.33%        2.77%        3.30%        3.33%
  Ratio of expenses to average net assets*.....        1.34%        1.30%        1.38%        1.34%        1.54%
  Portfolio turnover (a).......................       57.08%       85.81%       46.04%       80.96%       73.38%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                         BALANCED FUND
                                                 --------------------------------------------------------------
                                                                         CLASS B SHARES
                                                 --------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                 --------------------------------------------------------------
                                                   2000          1999          1998         1997         1996
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  14.20      $  13.87      $  13.04      $ 11.76      $ 10.76
                                                 --------      --------      --------      -------      -------
Investment Activities:
  Net investment income (loss)...............        0.25          0.21          0.26         0.30         0.28
  Net realized and unrealized gains (losses)
     from investments........................        0.39          1.28          2.26         1.83         1.18
                                                 --------      --------      --------      -------      -------
     Total from Investment Activities........        0.64          1.49          2.52         2.13         1.46
                                                 --------      --------      --------      -------      -------
Distributions:
  Net investment income......................       (0.25)        (0.21)        (0.26)       (0.31)       (0.28)
  Net realized gains.........................       (0.53)        (0.95)        (1.43)       (0.54)       (0.18)
                                                 --------      --------      --------      -------      -------
     Total Distributions.....................       (0.78)        (1.16)        (1.69)       (0.85)       (0.46)
                                                 --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD...............    $  14.06      $  14.20      $  13.87      $ 13.04      $ 11.76
                                                 ========      ========      ========      =======      =======
Total Return (Excludes Sales Charge).........        4.67%        11.59%        20.95%       18.90%       13.79%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........    $298,355      $238,490      $114,957      $43,900      $18,575
  Ratio of expenses to average net assets....        1.88%         1.85%         1.85%        1.81%        1.94%
  Ratio of net investment income to average
     net assets..............................        1.79%         1.58%         2.01%        2.54%        2.58%
  Ratio of expenses to average net assets*...        1.99%         1.95%         2.03%        2.01%        2.19%
  Portfolio turnover (a).....................       57.08%        85.81%        46.04%       80.96%       73.38%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                BALANCED FUND
                                                                --------------
                                                                CLASS C SHARES
                                                                --------------
                                                                   MAY 30,
                                                                   2000 TO
                                                                   JUNE 30,
                                                                   2000 (a)
                                                                --------------
NET ASSET VALUE, BEGINNING OF PERIOD........................        $13.75
                                                                    ------
Investment Activities:
  Net investment income (loss)..............................          0.01
  Net realized and unrealized gains (losses) from
     investments............................................          0.33
                                                                    ------
     Total from Investment Activities.......................          0.34
                                                                    ------
Distributions:
  Net investment income.....................................         (0.03)
                                                                    ------
     Total Distributions....................................         (0.03)
                                                                    ------
NET ASSET VALUE, END OF PERIOD..............................        $14.06
                                                                    ======
Total Return (Excludes Sales Charge)........................          2.44%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................        $  763
  Ratio of expenses to average net assets...................          1.89%(c)
  Ratio of net investment income to average net assets......          1.25%(c)
  Ratio of expenses to average net assets*..................          2.01%(c)
  Portfolio turnover (d)....................................         57.08%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              EQUITY INDEX FUND
                                         ------------------------------------------------------------
                                                                CLASS I SHARES
                                         ------------------------------------------------------------
                                                             YEAR ENDED JUNE 30,
                                         ------------------------------------------------------------
                                            2000          1999         1998        1997        1996
                                         ----------    ----------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD...  $    31.79    $    27.16    $  21.80    $  16.66    $  14.03
                                         ----------    ----------    --------    --------    --------
Investment Activities:
  Net investment income (loss).........        0.31          0.31        0.33        0.35        0.33
  Net realized and unrealized gains
     (losses) from investments.........        1.86          5.54        5.98        5.27        3.16
                                         ----------    ----------    --------    --------    --------
     Total from Investment
       Activities......................        2.17          5.85        6.31        5.62        3.49
                                         ----------    ----------    --------    --------    --------
Distributions:
  Net investment income................       (0.30)        (0.30)      (0.32)      (0.33)      (0.33)
  In excess of net investment income...          --            --          --          --       (0.01)
  Net realized gains...................       (0.45)        (0.92)      (0.63)      (0.15)      (0.52)
                                         ----------    ----------    --------    --------    --------
     Total Distributions...............       (0.75)        (1.22)      (0.95)      (0.48)      (0.86)
                                         ----------    ----------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD.........  $    33.21    $    31.79    $  27.16    $  21.80    $  16.66
                                         ==========    ==========    ========    ========    ========
Total Return...........................        6.86%        22.50%      29.73%      34.30%      25.47%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)....  $1,987,505    $1,855,947    $671,422    $480,819    $321,058
  Ratio of expenses to average net
     assets............................        0.35%         0.35%       0.35%       0.30%       0.30%
  Ratio of net investment income to
     average net assets................        0.95%         1.14%       1.37%       1.87%       2.18%
  Ratio of expenses to average net
     assets*...........................        0.57%         0.57%       0.62%       0.61%       0.59%
  Portfolio turnover (a)...............        7.89%         5.37%       4.32%       5.81%       9.08%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                EQUITY INDEX FUND
                                              ------------------------------------------------------
                                                                  CLASS A SHARES
                                              ------------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                              ------------------------------------------------------
                                                2000        1999        1998       1997       1996
                                              --------    --------    --------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD........  $  31.78    $  27.15    $  21.81    $ 16.67    $ 14.02
                                              --------    --------    --------    -------    -------
Investment Activities:
  Net investment income (loss)..............      0.22        0.22        0.26       0.29       0.27
  Net realized and unrealized gains (losses)
     from investments.......................      1.87        5.56        5.97       5.28       3.18
                                              --------    --------    --------    -------    -------
     Total from Investment Activities.......      2.09        5.78        6.23       5.57       3.45
                                              --------    --------    --------    -------    -------
Distributions:
  Net investment income.....................     (0.22)      (0.23)      (0.26)     (0.28)     (0.27)
  In excess of net investment income........        --          --          --         --      (0.01)
  Net realized gains........................     (0.45)      (0.92)      (0.63)     (0.15)     (0.52)
                                              --------    --------    --------    -------    -------
     Total Distributions....................     (0.67)      (1.15)      (0.89)     (0.43)     (0.80)
                                              --------    --------    --------    -------    -------
NET ASSET VALUE, END OF PERIOD..............  $  33.20    $  31.78    $  27.15    $ 21.81    $ 16.67
                                              ========    ========    ========    =======    =======
Total Return (Excludes Sales Charge)........      6.61%      22.22%      29.33%     33.94%     25.16%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........  $903,371    $732,325    $218,518    $98,338    $32,186
  Ratio of expenses to average net assets...      0.60%       0.60%       0.60%      0.55%      0.55%
  Ratio of net investment income to average
     net assets.............................      0.69%       0.79%       1.11%      1.59%      1.93%
  Ratio of expenses to average net
     assets*................................      0.92%       0.92%       0.96%      0.95%      0.94%
  Portfolio turnover (a)....................      7.89%       5.37%       4.32%      5.81%      9.08%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                EQUITY INDEX FUND
                                             -------------------------------------------------------
                                                                 CLASS B SHARES
                                             -------------------------------------------------------
                                                               YEAR ENDED JUNE 30,
                                             -------------------------------------------------------
                                               2000        1999        1998        1997       1996
                                             --------    --------    --------    --------    -------
NET ASSET VALUE, BEGINNING OF PERIOD.......  $  31.72    $  27.13    $  21.80    $  16.68    $ 14.05
                                             --------    --------    --------    --------    -------
Investment Activities:
  Net investment income (loss).............     (0.01)       0.04        0.10        0.16       0.16
  Net realized and unrealized gains
     (losses) from investments.............      1.84        5.53        5.97        5.27       3.16
                                             --------    --------    --------    --------    -------
     Total from Investment Activities......      1.83        5.57        6.07        5.43       3.32
                                             --------    --------    --------    --------    -------
Distributions:
  Net investment income....................     (0.01)      (0.06)      (0.11)      (0.16)     (0.16)
  In excess of net investment income.......        --          --          --          --      (0.01)
  Net realized gains.......................     (0.45)      (0.92)      (0.63)      (0.15)     (0.52)
                                             --------    --------    --------    --------    -------
     Total Distributions...................     (0.46)      (0.98)      (0.74)      (0.31)     (0.69)
                                             --------    --------    --------    --------    -------
NET ASSET VALUE, END OF PERIOD.............  $  33.09    $  31.72    $  27.13    $  21.80    $ 16.68
                                             ========    ========    ========    ========    =======
Total Return (Excludes Sales Charge).......      5.80%      21.32%      28.47%      32.93%     24.05%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)........  $691,700    $534,777    $351,624    $168,699    $38,538
  Ratio of expenses to average net
     assets................................      1.35%       1.35%       1.35%       1.30%      1.30%
  Ratio of net investment income to average
     net assets............................     (0.06)%      0.12%       0.36%       0.83%      1.18%
  Ratio of expenses to average net
     assets*...............................      1.57%       1.57%       1.61%       1.61%      1.59%
  Portfolio turnover (a)...................      7.89%       5.37%       4.32%       5.81%      9.08%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                      EQUITY INDEX FUND
                                                              ----------------------------------
                                                                        CLASS C SHARES
                                                              ----------------------------------
                                                                                     NOVEMBER 4,
                                                              YEAR ENDED JUNE 30,      1997 TO
                                                              -------------------     JUNE 30,
                                                                2000       1999       1998 (a)
                                                              --------    -------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $  31.76    $ 27.14      $22.60
                                                              --------    -------      ------
Investment Activities:
  Net investment income (loss)..............................      0.01       0.07        0.07
  Net realized and unrealized gains (losses) from
     investments............................................      1.84       5.55        4.67
                                                              --------    -------      ------
     Total from Investment Activities.......................      1.85       5.62        4.74
                                                              --------    -------      ------
Distributions:
  Net investment income.....................................     (0.02)     (0.08)      (0.08)
  Net realized gains........................................     (0.45)     (0.92)      (0.12)
                                                              --------    -------      ------
     Total Distributions....................................     (0.47)     (1.00)      (0.20)
                                                              --------    -------      ------
NET ASSET VALUE, END OF PERIOD..............................  $  33.14    $ 31.76      $27.14
                                                              ========    =======      ======
Total Return (Excludes Sales Charge)........................      5.84%     21.52%      21.07%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................  $133,030    $59,042      $3,214
  Ratio of expenses to average net assets...................      1.35%      1.35%       1.35%(c)
  Ratio of net investment income to average net assets......     (0.06)%     0.11%       0.27%(c)
  Ratio of expenses to average net assets*..................      1.57%      1.57%       1.60%(c)
  Portfolio turnover (d)....................................      7.89%      5.37%       4.32%

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MARKET EXPANSION INDEX FUND
                                                              --------------------------------------
                                                                          CLASS I SHARES
                                                              --------------------------------------
                                                                YEAR      SIX MONTHS      JULY 31,
                                                               ENDED        ENDED         1998 TO
                                                              JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                2000       1999 (a)       1998 (b)
                                                              --------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  $ 10.63      $ 10.52        $ 10.00
                                                              -------      -------        -------
Investment Activities:
  Net investment income (loss)..............................     0.07         0.03           0.03
  Net realized and unrealized gains (losses) from
     investments............................................     1.15         0.40           0.93
  Capital contributions from Investment Advisor.............     0.02           --             --
                                                              -------      -------        -------
     Total from Investment Activities.......................     1.24         0.43           0.96
                                                              -------      -------        -------
Distributions:
  Net investment income.....................................    (0.07)       (0.03)         (0.03)
  Net realized gains........................................    (2.73)       (0.29)         (0.41)
                                                              -------      -------        -------
     Total Distributions....................................    (2.80)       (0.32)         (0.44)
                                                              -------      -------        -------
NET ASSET VALUE, END OF PERIOD..............................  $  9.07      $ 10.63        $ 10.52
                                                              =======      =======        =======
Total Return................................................    14.30%        4.54%(c)       9.91%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................  $28,699      $28,871        $27,483
  Ratio of expenses to average net assets...................     0.57%        0.57%(d)       0.56%(d)
  Ratio of net investment income to average net assets......     0.72%        0.68%(d)       0.75%(d)
  Ratio of expenses to average net assets*..................     0.95%        0.97%(d)       1.12%(d)
  Portfolio turnover (e)....................................    64.29%       36.50%         20.18%

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MARKET EXPANSION INDEX FUND
                                                              --------------------------------------
                                                                          CLASS A SHARES
                                                              --------------------------------------
                                                                YEAR      SIX MONTHS      JULY 31,
                                                               ENDED        ENDED         1998 TO
                                                              JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                2000       1999 (a)       1998 (b)
                                                              --------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.63       $10.53         $10.00
                                                               ------       ------         ------
Investment Activities:
  Net investment income (loss)..............................     0.05         0.03             --
  Net realized and unrealized gains (losses) from
     investments............................................     1.14         0.39           0.95
  Capital contributions from Investment Advisor.............     0.02           --             --
                                                               ------       ------         ------
     Total from Investment Activities.......................     1.21         0.42           0.95
                                                               ------       ------         ------
Distributions:
  Net investment income.....................................    (0.05)       (0.03)         (0.01)
  Net realized gains........................................    (2.73)       (0.29)         (0.41)
                                                               ------       ------         ------
     Total Distributions....................................    (2.78)       (0.32)         (0.42)
                                                               ------       ------         ------
NET ASSET VALUE, END OF PERIOD..............................   $ 9.06       $10.63         $10.53
                                                               ======       ======         ======
Total Return (Excludes Sales Charge)........................    13.93%        4.39%(c)       9.30%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................   $2,066       $  277         $   30
  Ratio of expenses to average net assets...................     0.82%        0.85%(d)       0.77%(d)
  Ratio of net investment income to average net assets......     0.51%        0.43%(d)       0.47%(d)
  Ratio of expenses to average net assets*..................     1.28%        1.42%(d)       1.24%(d)
  Portfolio turnover (e)....................................    64.29%       36.50%         20.18%

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                   MARKET EXPANSION INDEX FUND
                                                              --------------------------------------
                                                                          CLASS B SHARES
                                                              --------------------------------------
                                                                YEAR      SIX MONTHS      JULY 31,
                                                               ENDED        ENDED         1998 TO
                                                              JUNE 30,     JUNE 30,     DECEMBER 31,
                                                                2000       1999 (a)       1998 (b)
                                                              --------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.74       $10.49         $10.00
                                                               ------       ------         ------
Investment Activities:
  Net investment income (loss)..............................    (0.01)        0.02          (0.02)
  Net realized and unrealized gains (losses) from
     investments............................................     1.13         0.54           0.92
  Capital contributions from Investment Advisor.............     0.02           --             --
                                                               ------       ------         ------
     Total from Investment Activities.......................     1.14         0.56           0.90
                                                               ------       ------         ------
Distributions:
  Net investment income.....................................       --        (0.02)            --
  Net realized gains........................................    (2.73)       (0.29)         (0.41)
                                                               ------       ------         ------
     Total Distributions....................................    (2.73)       (0.31)         (0.41)
                                                               ------       ------         ------
NET ASSET VALUE, END OF PERIOD..............................   $ 9.15       $10.74         $10.49
                                                               ======       ======         ======
Total Return (Excludes Sales Charge)........................    13.06%        5.75%(c)       9.85%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................   $2,495       $  309         $   --(d)
  Ratio of expenses to average net assets...................     1.57%        1.60%(e)       1.87%(e)
  Ratio of net investment income to average net assets......    (0.23)%      (0.34)%(e)     (0.59)%(e)
  Ratio of expenses to average net assets*..................     1.93%        2.13%(e)       2.14%(e)
  Portfolio turnover (f)....................................    64.29%       36.50%         20.18%

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus Market Expansion Index Fund became the Market Expansion Index Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus Market Expansion Index Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Amount is less than $1,000.
(e) Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                MARKET EXPANSION
                                                                   INDEX FUND
                                                              ---------------------
                                                                 CLASS C SHARES
                                                              ---------------------
                                                                YEAR      MARCH 22,
                                                               ENDED       1999 TO
                                                              JUNE 30,    JUNE 30,
                                                                2000      1999 (a)
                                                              --------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD........................   $10.57      $ 9.32
                                                               ------      ------
Investment Activities:
  Net investment income (loss)..............................    (0.05)       0.02
  Net realized and unrealized gains (losses) from
     investments............................................     1.15        1.25
  Capital contributions from Investment Advisor.............     0.02          --
                                                               ------      ------
     Total from Investment Activities.......................     1.12        1.27
                                                               ------      ------
Distributions:
  Net investment income.....................................       --(b)    (0.02)
  Net realized gains........................................    (2.73)         --
                                                               ------      ------
     Total Distributions....................................    (2.73)      (0.02)
                                                               ------      ------
NET ASSET VALUE, END OF PERIOD..............................   $ 8.96      $10.57
                                                               ======      ======
Total Return (Excludes Sales Charge)........................    13.11%      13.64%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................   $  180      $   18
  Ratio of expenses to average net assets...................     1.57%       1.58%(d)
  Ratio of net investment income to average net assets......    (0.24)%     (0.33)%(d)
  Ratio of expenses to average net assets*..................     1.93%       2.17%(d)
  Portfolio turnover (e)....................................    64.29%      36.50%

------------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Amount is less than $0.01.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                INTERNATIONAL EQUITY INDEX FUND
                                                 --------------------------------------------------------------
                                                                         CLASS I SHARES
                                                 --------------------------------------------------------------
                                                                      YEAR ENDED JUNE 30,
                                                 --------------------------------------------------------------
                                                   2000          1999          1998          1997        1996
                                                 --------      --------      --------      --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $  18.63      $  17.97      $  16.89      $  15.17    $  13.93
                                                 --------      --------      --------      --------    --------
Investment Activities:
  Net investment income (loss)...............        0.14          0.19          0.21          0.15        0.11
  Net realized and unrealized gains (losses)
     from investments........................        3.22          1.71          1.32          2.02        1.43
                                                 --------      --------      --------      --------    --------
     Total from Investment Activities........        3.36          1.90          1.53          2.17        1.54
                                                 --------      --------      --------      --------    --------
Distributions:
  Net investment income......................       (0.05)        (0.39)        (0.02)        (0.17)      (0.16)
  In excess of net investment income.........          --            --            --         (0.13)      (0.02)
  Net realized gains.........................       (0.29)        (0.85)        (0.43)        (0.15)      (0.12)
                                                 --------      --------      --------      --------    --------
     Total Distributions.....................       (0.34)        (1.24)        (0.45)        (0.45)      (0.30)
                                                 --------      --------      --------      --------    --------
NET ASSET VALUE, END OF PERIOD...............    $  21.65      $  18.63      $  17.97      $  16.89    $  15.17
                                                 ========      ========      ========      ========    ========
Total Return.................................       18.09%        11.27%         9.54%        14.64%      11.22%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........    $795,657      $657,902      $586,741      $449,949    $347,790
  Ratio of expenses to average net assets....        0.86%         0.85%         0.88%         0.86%       0.97%
  Ratio of net investment income to average
     net assets..............................        0.66%         1.03%         1.29%         1.00%       1.04%
  Ratio of expenses to average net assets*...        0.86%         0.85%         0.88%         0.86%       1.00%
  Portfolio turnover (a).....................       13.85%        33.99%         9.90%         9.61%       6.28%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  INTERNATIONAL EQUITY INDEX FUND
                                                    -----------------------------------------------------------
                                                                          CLASS A SHARES
                                                    -----------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                    -----------------------------------------------------------
                                                     2000         1999         1998         1997         1996
                                                    -------      -------      -------      -------      -------
NET ASSET VALUE, BEGINNING OF PERIOD............    $ 18.68      $ 17.99      $ 16.92      $ 15.16      $ 13.92
                                                    -------      -------      -------      -------      -------
Investment Activities:
  Net investment income (loss)..................       0.11         0.29         0.19         0.11         0.14
  Net realized and unrealized gains (losses)
     from investments...........................       3.16         1.60         1.31         2.03         1.40
                                                    -------      -------      -------      -------      -------
     Total from Investment Activities...........       3.27         1.89         1.50         2.14         1.54
                                                    -------      -------      -------      -------      -------
Distributions:
  Net investment income.........................         --(a)     (0.35)          --        (0.13)       (0.16)
  In excess of net investment income............         --           --           --        (0.10)       (0.02)
  Net realized gains............................      (0.29)       (0.85)       (0.43)       (0.15)       (0.12)
                                                    -------      -------      -------      -------      -------
     Total Distributions........................      (0.29)       (1.20)       (0.43)       (0.38)       (0.30)
                                                    -------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD..................    $ 21.66      $ 18.68      $ 17.99      $ 16.92      $ 15.16
                                                    =======      =======      =======      =======      =======
Total Return (Excludes Sales Charge)............      17.58%       11.21%        9.34%       14.31%       11.20%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).............    $67,967      $55,691      $24,060      $12,562      $10,789
  Ratio of expenses to average net assets.......       1.11%        1.10%        1.13%        1.11%        1.22%
  Ratio of net investment income to average net
     assets.....................................       0.51%        1.06%        1.11%        0.73%        0.79%
  Ratio of expenses to average net assets*......       1.21%        1.20%        1.23%        1.19%        1.35%
  Portfolio turnover (b)........................      13.85%       33.99%        9.90%        9.61%        6.28%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Amount is less than $0.01.
(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  INTERNATIONAL EQUITY INDEX FUND
                                                     ----------------------------------------------------------
                                                                           CLASS B SHARES
                                                     ----------------------------------------------------------
                                                                        YEAR ENDED JUNE 30,
                                                     ----------------------------------------------------------
                                                      2000         1999         1998         1997         1996
                                                     -------      -------      -------      -------      ------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 17.89      $ 17.33      $ 16.44      $ 14.79      $13.73
                                                     -------      -------      -------      -------      ------
Investment Activities:
  Net investment income (loss)...................       0.04         0.10         0.08         0.09        0.03
  Net realized and unrealized gains (losses) from
     investments.................................       2.99         1.55         1.24         1.86        1.32
                                                     -------      -------      -------      -------      ------
     Total from Investment Activities............       3.03         1.65         1.32         1.95        1.35
                                                     -------      -------      -------      -------      ------
Distributions:
  Net investment income..........................         --        (0.24)          --        (0.08)      (0.15)
  In excess of net investment income.............         --           --           --        (0.07)      (0.02)
  Net realized gains.............................      (0.29)       (0.85)       (0.43)       (0.15)      (0.12)
                                                     -------      -------      -------      -------      ------
     Total Distributions.........................      (0.29)       (1.09)       (0.43)       (0.30)      (0.29)
                                                     -------      -------      -------      -------      ------
NET ASSET VALUE, END OF PERIOD...................    $ 20.63      $ 17.89      $ 17.33      $ 16.44      $14.79
                                                     =======      =======      =======      =======      ======
Total Return (Excludes Sales Charge).............      16.99%       10.15%        8.48%       13.37%       9.97%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..............    $29,007      $18,489      $13,307      $10,033      $5,856
  Ratio of expenses to average net assets........       1.86%        1.83%        1.88%        1.86%       1.97%
  Ratio of net investment income to average net
     assets......................................      (0.25)%       0.10%        0.26%        0.08%       0.04%
  Ratio of expenses to average net assets*.......       1.86%        1.83%        1.88%        1.86%       2.00%
  Portfolio turnover (a).........................      13.85%       33.99%        9.90%        9.61%       6.28%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                 INTERNATIONAL EQUITY INDEX FUND
                                                                ----------------------------------
                                                                          CLASS C SHARES
                                                                ----------------------------------
                                                                                       NOVEMBER 4,
                                                                YEAR ENDED JUNE 30,      1997 TO
                                                                -------------------     JUNE 30,
                                                                 2000         1999      1998 (a)
                                                                -------      ------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 18.55      $17.91      $15.70
                                                                -------      ------      ------
Investment Activities:
  Net investment income (loss)..............................      (0.01)       0.30        0.06
  Net realized and unrealized gains (losses) from
     investments............................................       3.14        1.51        2.45
                                                                -------      ------      ------
     Total from Investment Activities.......................       3.13        1.81        2.51
                                                                -------      ------      ------
Distributions:
  Net investment income.....................................         --       (0.32)         --
  Net realized gains........................................      (0.29)      (0.85)      (0.30)
                                                                -------      ------      ------
     Total Distributions....................................      (0.29)      (1.17)      (0.30)
                                                                -------      ------      ------
NET ASSET VALUE, END OF PERIOD..............................    $ 21.39      $18.55      $17.91
                                                                =======      ======      ======
Total Return (Excludes Sales Charge)........................      16.92%      10.78%      16.34%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................    $11,442      $2,339      $  119
  Ratio of expenses to average net assets...................       1.86%       1.86%       1.87%(c)
  Ratio of net investment income to average net assets......      (0.17)%      0.73%       2.88%(c)
  Portfolio turnover (d)....................................      13.85%      33.99%       9.90%

------------

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                         DIVERSIFIED INTERNATIONAL FUND
                                    -------------------------------------------------------------------------
                                                                 CLASS I SHARES
                                    -------------------------------------------------------------------------
                                      YEAR      SIX MONTHS
                                     ENDED        ENDED                    YEAR ENDED DECEMBER 31,
                                    JUNE 30,     JUNE 30,        --------------------------------------------
                                      2000       1999 (a)          1998        1997        1996        1995
                                    --------    ----------       --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................    $  15.13     $  13.93        $  12.14    $  11.79    $  11.05    $  10.01
                                    --------     --------        --------    --------    --------    --------
Investment Activities:
  Net investment income
     (loss).....................        0.11         0.11            0.14        0.10        0.11        0.10
  Net realized and unrealized
     gains (losses) from
     investments................        3.06         1.09            1.85        0.37        0.74        1.05
                                    --------     --------        --------    --------    --------    --------
     Total from Investment
       Activities...............        3.17         1.20            1.99        0.47        0.85        1.15
                                    --------     --------        --------    --------    --------    --------
Distributions:
  Net investment income.........       (0.15)          --           (0.15)      (0.12)      (0.11)      (0.11)
  Net realized gains............       (0.18)          --           (0.05)         --          --          --
                                    --------     --------        --------    --------    --------    --------
     Total Distributions........       (0.33)          --           (0.20)      (0.12)      (0.11)      (0.11)
                                    --------     --------        --------    --------    --------    --------
NET ASSET VALUE, END OF
  PERIOD........................    $  17.97     $  15.13        $  13.93    $  12.14    $  11.79    $  11.05
                                    ========     ========        ========    ========    ========    ========
Total Return....................       20.97%        8.61%(b)       16.43%       3.98%       7.90%      11.47%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
     (000)......................    $851,758     $599,310        $569,522    $487,986    $389,997    $106,300
  Ratio of expenses to average
     net assets.................        1.05%        1.06%(c)        1.09%       1.10%       1.10%       1.16%(c)
  Ratio of net investment income
     to average net assets......        0.62%        1.59%(c)        1.04%       1.05%       1.01%       1.43%(c)
  Ratio of expenses to average
     net assets*................        1.08%        1.09%(c)        1.09%       1.10%       1.10%       1.24%(c)
  Portfolio turnover (d)........       17.05%        2.96%           8.50%       3.56%       6.37%       2.09%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                       DIVERSIFIED INTERNATIONAL FUND
                                      -----------------------------------------------------------------
                                                               CLASS A SHARES
                                      -----------------------------------------------------------------
                                        YEAR      SIX MONTHS
                                       ENDED        ENDED               YEAR ENDED DECEMBER 31,
                                      JUNE 30,     JUNE 30,     ---------------------------------------
                                        2000       1999 (a)      1998       1997       1996       1995
                                      --------    ----------    -------    -------    -------    ------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................  $ 15.08      $ 13.89      $ 12.11    $ 11.77    $ 11.05    $10.01
                                      -------      -------      -------    -------    -------    ------
Investment Activities:
  Net investment income (loss)......     0.05         0.08         0.11       0.07       0.10      0.10
  Net realized and unrealized gains
     (losses) from investments......     3.07         1.11         1.84       0.36       0.72      1.05
                                      -------      -------      -------    -------    -------    ------
     Total from Investment
       Activities...................     3.12         1.19         1.95       0.43       0.82      1.15
                                      -------      -------      -------    -------    -------    ------
Distributions:
  Net investment income.............    (0.12)          --        (0.13)     (0.09)     (0.10)    (0.11)
  In excess of net investment
     income.........................       --           --        (0.04)        --         --        --
  Net realized gains................    (0.18)          --           --         --         --        --
                                      -------      -------      -------    -------    -------    ------
     Total Distributions............    (0.30)          --        (0.17)     (0.09)     (0.10)    (0.11)
                                      -------      -------      -------    -------    -------    ------
NET ASSET VALUE, END OF PERIOD......  $ 17.90      $ 15.08      $ 13.89    $ 12.11    $ 11.77    $11.05
                                      =======      =======      =======    =======    =======    ======
Total Return (Excludes Sales
  Charge)...........................    20.66%        8.57%(b)    16.12%      3.69%      7.50%    11.47%

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
     (000)..........................  $35,605      $34,900      $44,232    $26,703    $10,836    $  988
  Ratio of expenses to average net
     assets.........................     1.30%        1.29%(c)     1.34%      1.35%      1.23%     1.16%
  Ratio of net investment income to
     average net assets.............     0.29%        1.25%(c)     0.79%      0.80%      0.88%     1.43%
  Ratio of expenses to average net
     assets*........................     1.43%        1.37%(c)     1.34%      1.35%      1.23%     1.24%
  Portfolio turnover (d)............    17.05%        2.96%        8.50%      3.56%      6.37%     2.09%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                  DIVERSIFIED INTERNATIONAL FUND
                                                 -----------------------------------------------------------------
                                                                          CLASS B SHARES
                                                 -----------------------------------------------------------------
                                                   YEAR        SIX MONTHS           YEAR ENDED         AUGUST 26,
                                                  ENDED           ENDED            DECEMBER 31,         1996 TO
                                                 JUNE 30,       JUNE 30,        ------------------    DECEMBER 31,
                                                   2000         1999 (a)         1998        1997       1996 (b)
                                                 --------      -----------      ------      ------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD.........     $14.08         $13.01         $11.37      $11.08       $10.84
                                                  ------         ------         ------      ------       ------
Investment Activities:
  Net investment income (loss)...............       0.07           0.03           0.01        0.01         0.04
  Net realized and unrealized gains (losses)
     from investments........................       2.71           1.04           1.74        0.34         0.24
                                                  ------         ------         ------      ------       ------
     Total from Investment Activities........       2.78           1.07           1.75        0.35         0.28
                                                  ------         ------         ------      ------       ------
Distributions:
  Net investment income......................      (0.08)            --          (0.08)      (0.06)       (0.04)
  In excess of net investment income.........         --             --          (0.03)         --           --
  Net realized gains.........................      (0.18)            --             --          --           --
                                                  ------         ------         ------      ------       ------
     Total Distributions.....................      (0.26)            --          (0.11)      (0.06)       (0.04)
                                                  ------         ------         ------      ------       ------
NET ASSET VALUE, END OF PERIOD...............     $16.60         $14.08         $13.01      $11.37       $11.08
                                                  ======         ======         ======      ======       ======
Total Return (Excludes Sales Charge).........      19.77%          8.22%(c)      15.43%       2.90%        2.62%(c)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000)..........     $7,269         $2,478         $2,545      $1,763       $1,131
  Ratio of expenses to average net assets....       2.05%          2.05%(d)       2.09%       2.10%        2.05%(d)
  Ratio of net investment income to average
     net assets..............................      (0.21)%         0.57%(d)       0.04%       0.05%        0.75%(d)
  Ratio of expenses to average net assets*...       2.08%          2.08%(d)       2.09%       2.10%        2.05%(d)
  Portfolio turnover (e).....................      17.05%          2.96%          8.50%       3.56%        6.37%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Upon reorganizing as a fund of One Group Mutual Funds, the Pegasus International Equity Fund became the Diversified International Fund. The Financial Highlights for the periods prior to March 22, 1999 represent the Pegasus International Equity Fund.
(b) Period from commencement of operations.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                        DIVERSIFIED
                                                                    INTERNATIONAL FUND
                                                                  -----------------------
                                                                      CLASS C SHARES
                                                                  -----------------------
                                                                    YEAR        MARCH 22,
                                                                   ENDED         1999 TO
                                                                  JUNE 30,      JUNE 30,
                                                                    2000        1999 (a)
                                                                  --------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD........................       $14.08        $13.47
                                                                   ------        ------
Investment Activities:
  Net investment income (loss)..............................         0.11            --
  Net realized and unrealized gains (losses) from
     investments............................................         2.67          0.61
                                                                   ------        ------
     Total from Investment Activities.......................         2.78          0.61
                                                                   ------        ------
Distributions:
  Net investment income.....................................        (0.11)           --
  Net realized gains........................................        (0.18)           --
                                                                   ------        ------
     Total Distributions....................................        (0.29)           --
                                                                   ------        ------
NET ASSET VALUE, END OF PERIOD..............................       $16.57        $14.08
                                                                   ======        ======
Total Return (Excludes Sales Charge)........................        19.76%         4.53%(b)

RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period (000).........................       $  729        $    5
  Ratio of expenses to average net assets...................         2.06%         2.00%(c)
  Ratio of net investment income to average net assets......         0.30%         1.58%(c)
  Ratio of expenses to average net assets*..................         2.09%         2.00%(c)
  Portfolio turnover (d)....................................        17.05%         2.96%

------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 2000

1. ORGANIZATION:

   The One Group Mutual Funds (the " Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Balanced Fund, the Equity Index Fund, the Market Expansion Index Fund, the International Equity Index Fund and the Diversified International Fund, (individually a "Fund", collectively the "Funds") only. Each Fund is a diversified mutual fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the latest available sales price on the principal exchange where such securities are traded. Unlisted securities or listed securities for which latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including municipal securities, are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which there are no such quotations or valuations are carried at fair value as determined by the Pricing Committee which is comprised of members from One Group Administrative Services ("OGA"), an affiliate of Banc One Investment Advisors Corporation (the "Advisor") and The One Group Services Company (the "Administrator") under the direction of the Board of Trustees.

     FOREIGN CURRENCY TRANSLATION

     Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS

     Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities held at not less than the repurchase price, including accrued interest. Repurchase agreements are considered to be loans under the 1940 Act.

     SECURITIES LENDING

     To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. Government or U.S. Government Agency securities, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 2000, the following Funds had securities with the following market values on loan (amounts in thousands):

                                                                                 MARKET
                                                                   MARKET        VALUE
                                                                  VALUE OF     OF LOANED
                                                                 COLLATERAL    SECURITIES
                                                                 ----------    ----------
   Small Cap Growth Fund.......................................   $ 49,916      $ 48,632
   Small Cap Value Fund........................................      6,293         6,130
   Mid Cap Growth Fund.........................................    367,814       359,520
   Mid Cap Value Fund..........................................     55,673        54,236
   Diversified Mid Cap Fund....................................    105,639       103,302
   Large Cap Growth Fund.......................................    327,657       320,136
   Large Cap Value Fund........................................    132,688       129,448
   Equity Income Fund..........................................      7,615         7,449
   Diversified Equity Fund.....................................    109,680       107,197
   Balanced Fund...............................................     51,965        50,295
   Equity Index Fund...........................................    216,953       211,930
   Market Expansion Index Fund.................................      1,907         1,864
   International Equity Index Fund.............................    155,649       151,131
   Diversified International Fund..............................    115,918       112,625

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     The loaned securities were fully collateralized by cash, U.S. Government securities and letters of credit as of June 30, 2000.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Net investment income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes. Amortization and accretion are calculated using the effective interest method.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses, which are attributable to more than one Fund of the Trust, are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly for the Funds except for the International Equity Index Fund and the Diversified International Fund which declares and pays dividends, if any, at least annually and the Equity Income Fund and the Balanced Fund which declares and pays dividends monthly. Net realized capital gains, if any, are distributed at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses.

     Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

     DEFERRED ORGANIZATION COSTS

     Costs incurred by the Trust in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution, have been deferred. Funds commencing operations prior to June 30, 1998, are amortizing deferred organization costs using the straight-line method over a period of five years. All such costs, which are attributable to more than one Fund of the Trust, have been allocated among the respective Fund's pro-rata, based on the relative net assets of each Fund. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related fund will be reimbursed by such

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     holder for any unamortized organization costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as options, futures, indexed securities and sales of forward foreign currency contracts involves risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Funds.

     FUTURES CONTRACTS

     The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

     The following is a summary of futures outstanding as of June 30, 2000:

                                                                                       OPENING      CURRENT
                                                                          NUMBER      POSITIONS   MARKET VALUE
   FUND                                       CONTRACT TYPE            OF CONTRACTS     (000)        (000)
   ----                             ---------------------------------  ------------   ---------   ------------
   Small Cap Growth Fund            Long Russell 2000,
                                      September 2000 Futures.........       76         $20,293      $19,859
   Equity Index Fund                Long S&P 500,
                                      September 2000 Futures.........       82          29,972       30,096
   Market Expansion Fund            Long S&P 500,
                                      September 2000 Futures.........        7           2,611        2,569
   International Equity Index Fund  Long CAC 40,
                                      September 2000 Futures.........       61           3,804        3,796
                                    Long Nikkei 225,
                                      September 2000 Futures.........       60           5,101        5,256
                                    Long DJ Euro,
                                      September 2000 Futures.........       75           3,803        3,736
   Diversified International        Long Dax,
     Fund.........................    September 2000 Futures.........       10           1,771        1,666
                                    Long Nikkei 225,
                                      September 2000 Futures.........       70           5,998        6,132
                                    Long Topix,
                                      September 2000 Futures.........       70          10,504       10,530

     WRITTEN OPTIONS

     The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

     The following is a summary of option activity for the year ended June 30, 2000 by the Funds (amounts in thousands):

                                                 MID CAP GROWTH FUND            MID CAP VALUE FUND
                                              --------------------------    --------------------------
                                              SHARES SUBJECT                SHARES SUBJECT
                                               TO CONTRACT      PREMIUMS     TO CONTRACT      PREMIUMS
                                              --------------    --------    --------------    --------
   COVERED CALL OPTIONS
   Balance at beginning of period...........       --             $ --             --         $    --
   Options written..........................        6               31          2,332           4,007
   Options closed...........................       (6)             (31)          (399)         (1,078)
   Options expired..........................       --               --           (870)           (841)
   Options exercised........................       --               --           (400)         (1,335)
   Options split............................       --               --             20              --
                                                    --            ----          -----         -------
   Options outstanding at end of period.....       --             $ --            683         $   753
                                                    ==            ====          =====         =======

                                                LARGE CAP GROWTH FUND          LARGE CAP VALUE FUND
                                              --------------------------    --------------------------
                                              SHARES SUBJECT                SHARES SUBJECT
                                               TO CONTRACT      PREMIUMS     TO CONTRACT      PREMIUMS
                                              --------------    --------    --------------    --------
   COVERED CALL OPTIONS
   Balance at beginning of period...........        --           $  --             75          $ 661
   Options written..........................        98             846            110            212
   Options closed...........................       (58)           (708)           (25)           (74)
   Options expired..........................       (15)            (52)          (110)          (212)
   Options exercised........................       (25)            (86)           (50)          (587)
                                                   ---           -----           ----          -----
   Options outstanding at end of period.....        --           $  --             --          $  --
                                                   ===           =====           ====          =====

                                                                    MID CAP GROWTH FUND
                                                                 --------------------------
                                                                 SHARES SUBJECT
                                                                  TO CONTRACT      PREMIUMS
                                                                 --------------    --------
   PURCHASED CALL OPTIONS
   Balance at beginning of period..............................         --          $  --
   Options bought..............................................        100            316
   Options sold................................................       (100)          (316)
                                                                      ----          -----
   Options outstanding at end of period........................         --          $  --
                                                                      ====          =====

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     The following is a summary of options outstanding as of June 30, 2000 (amounts in thousands):

     COVERED CALL OPTIONS

                                                                     MID CAP VALUE FUND
                                                                 --------------------------
                                                                 SHARES SUBJECT     MARKET
   SECURITY                                                       TO CONTRACT       VALUE
   --------                                                      --------------    --------
   A.G. Edwards, $40.00, 7/24/00...............................        40            $ 24
   BJ Services, $85.00, 7/24/00................................        25               3
   Brinker International, $40.00, 7/24/00......................        50              12
   Devon Energy, $65.00, 7/24/00...............................        30               7
   Dynegy, $85.00, 7/24/00.....................................        30               7
   Finova Corp., $15.00, 7/24/00...............................       300             244
   John Hancock Financial, $25.00, 7/24/00.....................        40              23
   L-3 Communications, $65.00 , 7/24/00........................        30               8
   LAM Research, $50.00, 7/24/00...............................        30               2
   Montana Power, $50.00, 7/24/00..............................        28               7
   Transocean Offshore, $60.00, 7/24/00........................        40              26
   XL Corp., $65.00, 7/24/00...................................        40              10
                                                                      ---            ----
                                                                      683            $373
                                                                      ===            ====

                                                                     MID CAP VALUE FUND
                                                                 --------------------------
                                                                 SHARES SUBJECT
                                                                  TO CONTRACT      PREMIUMS
                                                                 --------------    --------
   PUT OPTIONS
   Balance at beginning of period..............................        --            $ --
   Options written.............................................        95              85
   Options closed..............................................       (15)            (23)
   Options exercised...........................................       (50)            (30)
                                                                      ---            ----
   Options outstanding at end of period........................        30            $ 32
                                                                      ===            ====

                                                                    LARGE CAP VALUE FUND
                                                                 --------------------------
                                                                 SHARES SUBJECT
                                                                  TO CONTRACT      PREMIUMS
                                                                 --------------    --------
   PURCHASED PUT OPTIONS
   Balance at beginning of period..............................        --           $  --
   Options bought..............................................        80             252
   Options sold................................................       (80)           (252)
                                                                      ---           -----
   Options outstanding at end of period........................        --           $  --
                                                                      ===           =====

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

     PUT OPTIONS

                                                                     MID CAP VALUE FUND
                                                                 --------------------------
                                                                 SHARES SUBJECT     MARKET
                             SECURITY                             TO CONTRACT       VALUE
                             --------                            --------------    --------
   Alaska Air, $25.00, 7/24/00.................................         5            $ 3
   Bowater Corp., $40.00, 7/24/00..............................        10              5
   SCI Systems, $32.50, 7/24/00................................         5              1
   TDS Corp., $95.00, 7/24/00..................................        10             20
                                                                       --            ---
                                                                       30            $29
                                                                       ==            ===

     INDEXED SECURITIES

     The Balanced Fund may invest in indexed securities whose value is linked either directly or inversely to changes in foreign currencies, interest rates, commodities, indices or other reference instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

3. SHARES OF BENEFICIAL INTEREST:

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-four series and six classes of shares: Class I, Class A, Class B, Class C, Service Class and Class S. Currently, the Trust consists of forty-nine active funds. The Funds are each authorized to issue Class I, Class A, Class B and Class C shares only. Class A shares are subject to initial sales charges, imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Class B and Class C shares are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. See Schedules of Capital Stock Activity.

4. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average daily net assets on the first $1.5 billion, 0.70% of the average daily net assets on the next $500 million and 0.65% of the average daily net assets over $2 billion of the Small Cap Growth Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Small Cap Value Fund and the Diversified Mid Cap Fund; 0.65% of the average daily net assets of the Balanced Fund; 0.30% of the average daily net assets of the Equity Index Fund; 0.35% of the average daily net assets of the Market Expansion Index Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.80% of the average daily net assets of the Diversified International Fund.

   Prior to November 1, 1999, Independence International Associates, Inc. ("IIA"), an indirect subsidiary of John Hancock Mutual Life Insurance Company, managed the investment portfolio of the International Equity Index Fund subject to the supervision of the Advisor pursuant to a Sub-Advisory Agreement with the Advisor. For its services, IIA was paid a fee by the Advisor, computed daily and paid monthly, at the annual rate of 0.275% of average daily net assets up to $10 million, 0.225% of average daily net assets over $10 million up to $25 million, 0.195% of average daily net assets over $25 million up to $50 million, 0.125% of the average daily net assets over $50 million up to $100 million and 0.060% of the average daily net assets over $100 million.

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

   The Trust and the Administrator, a wholly-owned subsidiary of The BISYS Group, Inc., are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Growth Fund, the Investor Growth & Income Fund, the Investor Conservative Growth Fund, and the Investor Balanced Fund (the "Investor Funds") and the Treasury Only Money Market Fund, the Government Money Market Fund and the Institutional Prime Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion. OGA also serves as Sub-Administrator to each Fund of the Trust, pursuant to an agreement between the Administrator and OGA. Pursuant to this agreement, OGA performs many of the Administrator's duties, for which OGA receives a fee paid by the Administrator.

   The Trust and The One Group Services Company (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B shares and Class C shares of each of the Funds. Currently, the Distributor has voluntarily agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund. Up to 0.25% of the fees payable under the Plans may be used as compensation for shareholder services by the Distributor and/or financial institutions and intermediaries. Fees paid under the Plans may be applied by the Distributor toward (i) compensation for its services in connection with distribution assistance or provision of shareholder services; or (ii) payments to financial institutions and intermediaries such as banks (including affiliates of the Advisor), brokers, dealers and other institutions, including the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Class I shares of each Fund are offered without distribution fees. For the year ended June 30, 2000, the Distributor received $14,902,479 from commissions earned on sales of Class A shares and redemption of Class B shares and Class C shares, of which, the Distributor re-allowed $13,009,177 to affiliated broker-dealers of the Funds.

   Certain officers of the Trust are affiliated with the Administrator. Such officers receive no compensation from the Funds for serving in their respective roles.

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

   The Advisor, the Administrator and the Distributor voluntarily agreed to waive a portion of their fees. For the year ended June 30, 2000, fees in the following amounts were waived (amounts in thousands):

                                                          INVESTMENT                        DISTRIBUTION FEES
                                                         ADVISORY FEES    ADMINISTRATION         WAIVED
                                                            WAIVED         FEES WAIVED           CLASS A
                                                         -------------    --------------    -----------------
    Small Cap Growth Fund..............................     $   11            $   24              $ 47
    Small Cap Value Fund...............................        255                10                20
    Mid Cap Growth Fund................................         --                --               228
    Mid Cap Value Fund.................................        289                --               101
    Diversified Mid Cap Fund...........................      1,540                --               222
    Large Cap Growth Fund..............................         --                --               558
    Large Cap Value Fund...............................         --                --                43
    Equity Income Fund.................................        807               200               118
    Diversified Equity Fund............................         --                --               312
    Balanced Fund......................................        641                --               116
    Equity Index Fund..................................      5,305             2,112               815
    Market Expansion Index Fund........................         77                32                 1
    International Equity Index Fund....................         --                --                65
    Diversified International Fund.....................        227                10                36

5. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) for the year ended June 30, 2000, were as follows (amounts in thousands):

                                                                  PURCHASES       SALES
                                                                  ----------    ----------
    Small Cap Growth Fund.......................................  $  478,066    $  371,335
    Small Cap Value Fund........................................     305,386       358,799
    Mid Cap Growth Fund.........................................   3,476,183     3,187,928
    Mid Cap Value Fund..........................................   1,158,841     1,262,586
    Diversified Mid Cap Fund....................................     746,609     1,096,702
    Large Cap Growth Fund.......................................   5,456,656     5,249,140
    Large Cap Value Fund........................................   2,149,703     1,649,009
    Equity Income Fund..........................................     174,022       627,728
    Diversified Equity Fund.....................................     863,429     1,187,612
    Balanced Fund...............................................     337,455       306,749
    Equity Index Fund...........................................     592,901       266,749
    Market Expansion Index Fund.................................      17,894        19,174
    International Equity Index Fund.............................     176,643       113,800
    Diversified International Fund..............................     219,986       123,041

6. LINE OF CREDIT:

   The Trust and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a financing agreement dated October 19, 1999. Under this agreement, the Banks provide an unsecured committed credit facility in the aggregate amount of $500 million. The credit facility is allocated, under the terms of the financing agreement, among the Banks. Advances under the agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions.

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

   Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. Interest on borrowings during the period from and including December 15, 1999 to January 17, 2000, was payable at 0.50% plus the higher of the Fed Funds Effective Rate plus 0.50% or the Fed Funds Target Rate plus 1.50%. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility, which is allocated to all funds of the Trust.

   As of June 30, 2000, there were no loans outstanding under this agreement. During the year ended June 30, 2000, borrowings by the Funds under the Agreement were as follows (amounts in thousands):

                                                                       AVERAGE             AVERAGE
    FUND                                                          AMOUNT OUTSTANDING    INTEREST RATE
    ----                                                          ------------------    -------------
    Diversified Equity Fund.....................................         $128               6.53%
    Market Expansion Fund.......................................           16               5.67%
    International Equity Index Fund.............................           21               6.31%
    Diversified International Fund..............................            5               6.16%

   The average amount outstanding was calculated based on daily balances during the period.

7. DEFERRED COMPENSATION PLAN:

   Independent Trustees of the Funds may participate in a Deferred Compensation Plan in which they may defer any or all compensation related to performance of their duties as a Trustee. All deferred compensation is paid by the Funds and invested into various One Group funds elected by each Trustee. The plan is fully funded and therefore, the Funds bear no additional trustee expense over and above the normal cash compensation.

8. CONVERSION OF COMMON TRUST FUNDS:

   The net assets of certain common trust funds managed by First Chicago NBD Investment Management Company (an affiliate of the Advisor) were exchanged in a tax-free conversion for Class I shares of the corresponding Funds. The transactions were accounted for by a method followed for tax purposes in a tax-free business combination. The following is a summary of dates, shares issued, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date (amounts in thousands, except per share amounts):

                                                                                  NET ASSET
                                                                                    VALUE
                                                          SHARES    NET ASSETS    PER SHARE     UNREALIZED
                                                          ISSUED    CONVERTED      ISSUED      APPRECIATION
                                                          ------    ----------    ---------    ------------
    June 19, 1998
    ----------------------------------------------------
    Diversified Mid Cap Fund............................    740      $ 14,935      $20.19        $  7,648
    July 31, 1998
    ----------------------------------------------------
    Diversified Mid Cap Fund............................  9,466       191,220       20.20          57,931
    Market Expansion Index Fund.........................  2,644        26,440       10.00           8,449
    February 21, 1999
    ----------------------------------------------------
    Equity Index Fund...................................  9,509       273,174       28.73         151,207
    Large Cap Growth Fund...............................  6,735       162,412       24.11          98,725

9. MARQUIS REORGANIZATION:

   The Trust entered an agreement and plan of reorganization and liquidation ("the Marquis Reorganization") with the Marquis Family of Funds (the "Marquis Funds") pursuant to which all of the assets and liabilities of each Marquis Fund transferred to a fund of the One Group in exchange for shares of the corresponding fund of the

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

   One Group. The Marquis Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on August 10, 1998, following approval by shareholders of the Marquis Funds at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation immediately before and after the Marquis Reorganization (amounts in thousands, except per share amounts):

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            MARQUIS
                                                            BALANCED            BALANCED          BALANCED
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
    Shares..........................................          12,183              21,074            31,876
    Net assets......................................        $141,641            $276,845          $418,486
    Net asset value:
      Class I.......................................              --               13.11             13.11
      Class A.......................................           11.62               13.12             13.12
      Class B.......................................           11.69               13.17             13.17
    Unrealized appreciation.........................          14,690              25,535            40,225

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            MARQUIS              MID CAP          MID CAP
                                                          VALUE EQUITY            VALUE            VALUE
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
    Shares..........................................          10,265              46,635            56,558
    Net assets......................................        $136,943            $643,645          $780,588
    Net asset value:
      Class I.......................................              --               13.80             13.80
      Class A.......................................           13.34               13.84             13.84
      Class B.......................................           13.38               13.76             13.76
    Unrealized appreciation.........................          16,925              47,342            64,267

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            MARQUIS              MID CAP          MID CAP
                                                         GROWTH EQUITY           GROWTH            GROWTH
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
    Shares..........................................          2,556               50,864             52,826
    Net assets......................................        $38,617             $998,973         $1,037,590
    Net asset value:
      Class I.......................................             --                19.76              19.76
      Class A.......................................          15.11                19.59              19.59
      Class B.......................................          14.96                18.71              18.71
    Unrealized appreciation.........................          7,181              133,789            140,970

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            MARQUIS             SMALL CAP        SMALL CAP
                                                      SMALL CAPITALIZATION       GROWTH            GROWTH
                                                          EQUITY FUND             FUND              FUND
                                                      --------------------    -------------    --------------
    Shares..........................................            402               13,518            13,894
    Net assets......................................         $3,669             $132,213          $135,882
    Net asset value:
      Class I.......................................             --                 9.80              9.80
      Class A.......................................           9.15                 9.77              9.77
      Class B.......................................           9.04                 9.56              9.56
    Unrealized appreciation (depreciation)..........           (290)              13,114            12,824

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            MARQUIS           INTERNATIONAL    INTERNATIONAL
                                                         INTERNATIONAL        EQUITY INDEX      EQUITY INDEX
                                                          EQUITY FUND             FUND              FUND
                                                      --------------------    -------------    --------------
    Shares..........................................            154               35,324            35,420
    Net assets......................................         $1,666             $615,179          $616,845
    Net asset value:
      Class I.......................................             --                17.43             17.43
      Class A.......................................          10.84                17.44             17.44
      Class B.......................................          10.75                16.79             16.79
    Unrealized appreciation (depreciation)..........            (10)              77,441            77,431

10. PEGASUS REORGANIZATION:

    The Trust entered an agreement and plan of reorganization and liquidation ("the Pegasus Reorganization") with the Pegasus Family of Funds (the "Pegasus Funds") pursuant to which all of the assets and liabilities of each Pegasus Fund transferred to a fund of the One Group in exchange for shares of the corresponding Fund of the One Group. The Pegasus Reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 22, 1999, following approval by shareholders of the Pegasus Funds at a special shareholder meeting. The following is a summary of shares outstanding, net assets, net asset value per share issued and unrealized appreciation immediately before and after the Pegasus Reorganization (amounts in thousands, except per share amounts):

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                       PEGASUS SMALL CAP        SMALL CAP        SMALL CAP
                                                          OPPORTUNITY             VALUE            VALUE
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................          21,113                  --            21,113
     Net assets.....................................        $265,568                  --          $265,568
     Net asset value:
       Class I......................................           12.60                  --             12.60
       Class A......................................           12.42                  --             12.42
       Class B......................................           12.06                  --             12.06
     Unrealized appreciation (depreciation).........         (27,398)                 --           (27,398)

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                       PEGASUS INTRINSIC       DISCIPLINED        MID CAP
                                                             VALUE                VALUE            VALUE
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................          35,077              56,933             89,116
     Net assets.....................................        $431,541            $762,902         $1,194,443
     Net asset value:
       Class I......................................           12.36               13.40              13.40
       Class A......................................           12.35               13.44              13.44
       Class B......................................            8.44               13.34              13.34
     Unrealized appreciation........................          20,796               5,804             26,600

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                        PEGASUS MID CAP        DIVERSIFIED      DIVERSIFIED
                                                          OPPORTUNITY            MID CAP          MID CAP
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................           60,666                 --             60,666
     Net assets.....................................       $1,158,396                 --         $1,158,396
     Net asset value:
       Class I......................................            19.23                 --              19.23
       Class A......................................            19.12                 --              19.12
       Class B......................................             8.93                 --               8.93
     Unrealized appreciation........................          279,698                 --            279,698

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            PEGASUS           LARGE COMPANY      LARGE CAP
                                                             GROWTH              GROWTH            GROWTH
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................           57,006             112,233           153,039
     Net assets.....................................       $1,040,465          $2,857,472        $3,897,937
     Net asset value:
       Class I......................................            18.26               25.41             25.41
       Class A......................................            18.20               26.12             26.12
       Class B......................................            17.71               25.25             25.25
     Unrealized appreciation........................          440,128           1,159,202         1,599,331

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                         PEGASUS EQUITY          INCOME            EQUITY
                                                             INCOME              EQUITY            INCOME
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................          48,278              40,743             63,004
     Net assets.....................................        $520,041            $951,505         $1,471,546
     Net asset value:
       Class I......................................           10.77               23.36              23.36
       Class A......................................           10.81               23.31              23.31
       Class B......................................           10.81               23.35              23.35
       Class C......................................              --               23.36              23.36
     Unrealized appreciation........................          44,636             480,939            525,575

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            PEGASUS               VALUE         DIVERSIFIED
                                                         GROWTH & VALUE          GROWTH            EQUITY
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................           99,661             63,546            167,613
     Net assets.....................................       $1,497,085           $913,820         $2,410,905
     Net asset value:
       Class I......................................            15.11              14.39              14.39
       Class A......................................            15.10              14.37              14.37
       Class B......................................             8.08              14.21              14.21
       Class C......................................               --              14.30              14.30
     Unrealized appreciation........................          339,726            252,416            592,142

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                         PEGASUS EQUITY          EQUITY            EQUITY
                                                             INDEX                INDEX            INDEX
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................           41,635              60,792            97,382
     Net assets.....................................       $1,102,256          $1,830,394        $2,932,650
     Net asset value:
       Class I......................................            26.59               30.13             30.13
       Class A......................................            26.58               30.10             30.10
       Class B......................................            15.21               30.07             30.07
       Class C......................................               --               30.11             30.11
     Unrealized appreciation........................          533,510             747,825         1,281,335

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                         PEGASUS MARKET          MARKET            MARKET
                                                           EXPANSION            EXPANSION        EXPANSION
                                                              FUND             INDEX FUND        INDEX FUND
                                                      --------------------    -------------    --------------
     Shares.........................................          2,480                   --            2,480
     Net assets.....................................        $23,239                   --          $23,239
     Net asset value:
       Class I......................................           9.37                   --             9.37
       Class A......................................           9.37                   --             9.37
       Class B......................................           9.32                   --             9.32
     Unrealized appreciation........................          4,213                   --            4,213

                                                                                                   AFTER
                                                              BEFORE REORGANIZATION            REORGANIZATION
                                                      -------------------------------------    --------------
                                                            PEGASUS            DIVERSIFIED      DIVERSIFIED
                                                      INTERNATIONAL EQUITY    INTERNATIONAL    INTERNATIONAL
                                                              FUND                FUND              FUND
                                                      --------------------    -------------    --------------
     Shares.........................................          43,389                  --            43,389
     Net assets.....................................        $626,584                  --          $626,584
     Net asset value:
       Class I......................................           14.45                  --             14.45
       Class A......................................           14.40                  --             14.40
       Class B......................................           13.47                  --             13.47
     Unrealized appreciation........................         166,871                  --           166,871

11.  FEDERAL TAX INFORMATION (UNAUDITED):

    The accompanying table below detail distributions paid or deemed paid from long-term capital gains for the following funds for the fiscal year ended June 30, 2000 (amounts in thousands):

      FUND                                                             AMOUNT
      ----                                                            --------
      Small Cap Growth Fund.......................................    $ 10,040
      Mid Cap Growth Fund.........................................     116,242
      Mid Cap Value Fund..........................................      83,314
      Diversified Mid Cap Fund....................................     159,947
      Large Cap Growth Fund.......................................     519,478
      Large Cap Value Fund........................................      88,002
      Equity Income Fund..........................................      65,348
      Diversified Equity Fund.....................................     128,284
      Balanced Fund...............................................      16,023
      Equity Index Fund...........................................      44,467
      Market Expansion Index Fund.................................       5,904
      International Equity Index Fund.............................       7,955
      Diversified International Fund..............................       7,291

Continued

One Group Mutual Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS, CONTINUED                           JUNE 30, 2000

    POST OCTOBER LOSS DEFERRAL

    Capital losses and currency losses incurred after October 31 within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following year. The following deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 2001 (amounts in thousands):

      FUND                                                            AMOUNT
      ----                                                            -------
      Balanced Fund...............................................    $ 2,373
      Equity Index Fund...........................................     12,138

    FOREIGN TAX CREDITS

    The International Equity Index Fund and the Diversified International Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2000 are as follows:

                                                                                 FOREIGN
                                                                                 SOURCE
      FUND                                                                       INCOME
      ----                                                                       -------
      International Equity Index Fund.............................     0.18       0.04
      Diversified International Fund..............................     0.11       0.03

    The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2000. These shareholders will receive more detailed information along with their 2000 Form 1099-DIV.

    ELIGIBLE DISTRIBUTIONS:

    The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

      FUND                                                          AMOUNT
      ----                                                          ------
      Small Cap Growth Fund.......................................    9.63%
      Small Cap Value Fund........................................  100.00%
      Mid Cap Growth Fund.........................................    4.71%
      Mid Cap Value Fund..........................................   58.35%
      Diversified Mid Cap Fund....................................   10.47%
      Large Cap Growth Fund.......................................   67.56%
      Large Cap Value Fund........................................   66.90%
      Equity Income Fund..........................................  100.00%
      Diversified Equity Fund.....................................   94.00%
      Balanced Fund...............................................   22.90%
      Equity Index Fund...........................................  100.00%
      Market Expansion Index Fund.................................   23.53%

    On June 30, 2000 the following funds have capital loss carryforwards which are available to offset future capital gains if any (amounts in thousands):

                                                                          EXPIRES
                                                                      ----------------
      FUND                                                             2007      2008     TOTAL
      ----                                                            ------    ------    ------
      Small Cap Value.............................................    $3,239    $   --    $3,239
      Balanced Fund...............................................        --     4,236     4,236

Continued

Report of Independent Accountants
--------------------------------------------------------------------------------
ONE GROUP MUTUAL FUNDS                                             JUNE 30, 2000

To the Board of Trustees and Shareholders of One Group Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Balanced Fund, the Equity Index Fund, the Market Expansion Index Fund, the International Equity Index Fund and the Diversified International Fund (fourteen series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2000, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented (other than those statements of changes in net assets and financial highlights that have been audited by other independent accountants), in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of the Small Cap Value Fund, the Diversified Mid Cap Fund, the Market Expansion Fund and the Diversified International Fund for all periods ended on or before December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999, expressed an unqualified opinion on those statements and financial highlights.

PricewaterhouseCoopers LLP
Columbus, Ohio
August 18, 2000

 One Group is distributed by
 The One Group Services Company,
 which is not affiliated with BANK
 ONE CORPORATION. Banc One
 Investment Advisors Corporation
 serves as investment advisor to
 the One Group, for which it
 receives advisory fees.

 Call Investor Services at
 The One Group Service Center
 at 1 800 480 4111 for a prospectus
 containing complete information
 about charges and expenses. Read
 carefully before investing. Past
 performance is no guarantee of
 future results.

 BANC ONE
 INVESTMENT
 ADVISORS
 CORPORATION
 TOG-F-038-AN (8/00)

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